                        GT GLOBAL EMERGING MARKETS FUND
                      GT GLOBAL LATIN AMERICA GROWTH FUND
                          PROSPECTUS -- MARCH 1, 1998
--------------------------------------------------------------------------------

GT GLOBAL EMERGING MARKETS FUND ("EMERGING MARKETS FUND") seeks long-term growth of capital by investing primarily in equity securities of companies in emerging markets.

GT GLOBAL LATIN AMERICA GROWTH FUND ("LATIN AMERICA GROWTH FUND") seeks capital appreciation by investing primarily in equity and debt securities of a broad range of Latin American issuers.

There can be no assurance that the Emerging Markets Fund or the Latin America Growth Fund (each a "Fund," and collectively, the "Funds") will achieve its investment objective.

The Funds are managed by Chancellor LGT Asset Management, Inc. (the "Manager"). The Manager and its worldwide affiliates are part of Liechtenstein Global Trust, a provider of global asset management and private banking products and services to individual and institutional investors.

The Funds are designed for long term investors and not as trading vehicles. The Funds do not represent a complete investment program, nor are they suitable for all investors. The Funds may invest significantly in lower quality and unrated foreign government bonds whose credit quality is generally considered the equivalent of U.S. corporate debt securities commonly known as "junk bonds." Investments of this type are subject to a greater risk of loss of principal and interest. An investment in either Fund should be considered speculative and subject to special risk factors, related primarily to the Funds' investments in emerging markets and Latin America. Purchasers should carefully assess the risks associated with an investment in either Fund.

This Prospectus sets forth concisely the information an investor should know before investing and should be read carefully and retained for future reference. A Statement of Additional Information for each Fund dated March 1, 1998, has been filed with the Securities and Exchange Commission ("SEC") and, as supplemented or amended from time to time, is incorporated by reference. The Statement of Additional Information is available without charge by writing to the Funds at 50 California Street, 27th Floor, San Francisco, CA 94111, or by calling (800) 824-1580. It is also available, along with other related materials, on the SEC's Internet web site (http://www.sec.gov).

FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR ENDORSED OR GUARANTEED BY, ANY BANK, NOR ARE THEY FEDERALLY INSURED OR OTHERWISE PROTECTED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY.

An investment in either Fund offers the following advantages:

/ / Access to Securities Markets Around the World

/ / Professional Management by a Leading Manager with Offices in the World's
    Major Markets

/ / Low $500 Minimum Investment

/ / Alternative Purchase Plan

/ / Automatic Dividend and Other Distribution Reinvestment at No Additional
    Sales Charge

/ / Exchange Privileges with the Corresponding Classes of the Other GT Global
    Mutual Funds

/ / Reduced Sales Charge Plans

/ / Dollar Cost Averaging Program

/ / Automatic Investment Plan

/ / Systematic Withdrawal Plan

FOR FURTHER INFORMATION CALL (800) 824-1580 OR CONTACT YOUR FINANCIAL ADVISER.

                                     [LOGO]

--------------------------------------------------------------------------------

THESE  SECURITIES  HAVE  NOT  BEEN APPROVED  OR  DISAPPROVED  BY  THE SECURITIES
 AND EXCHANGE  COMMISSION, NOR  HAS THE  SECURITIES AND  EXCHANGE  COMMISSION
   PASSED  ON  THE ACCURACY  OR  ADEQUACY OF  THIS  PROSPECTUS.         ANY
             REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                               Prospectus Page 1

                        GT GLOBAL EMERGING MARKETS FUND
                      GT GLOBAL LATIN AMERICA GROWTH FUND

                               TABLE OF CONTENTS
------------------------------------------------------------

                                                                                              Page
                                                                                            ---------
Prospectus Summary........................................................................          3
Financial Highlights......................................................................          8
Investment Objectives and Policies........................................................         12
Risk Factors..............................................................................         18
How to Invest.............................................................................         23
How to Make Exchanges.....................................................................         30
How to Redeem Shares......................................................................         31
Shareholder Account Manual................................................................         33
Calculation of Net Asset Value............................................................         34
Dividends, Other Distributions and Federal Income Taxation................................         34
Management................................................................................         37
Other Information.........................................................................         41

                               Prospectus Page 2

                        GT GLOBAL EMERGING MARKETS FUND
                      GT GLOBAL LATIN AMERICA GROWTH FUND

                               PROSPECTUS SUMMARY

--------------------------------------------------------------------------------

The following summary is qualified in its entirety by the more detailed information appearing in the body of this Prospectus. Cross-references in the summary are to headings in the body of this Prospectus.

The Funds:                     The  Emerging Markets Fund is a  diversified series, and the Latin
                               America Growth Fund is a non-diversified series of G.T. Investment
                               Funds, Inc. (the "Company").

Investment Objectives:         The Emerging Markets Fund seeks long-term growth of capital.

                               The Latin America Growth Fund seeks capital appreciation.

Principal Investments:         The Emerging Markets  Fund normally  invests at least  65% of  its total  assets  in  equity  securities  of  companies  in  emerging markets.

                               The Latin America Growth Fund normally invests at least 65% of its total assets  in  equity  and  debt  securities  issued  by  Latin
                               American companies and governments.

Principal Risk Factors:        There is no assurance that either Fund will achieve its investment objective.  The Funds' net asset values will fluctuate, reflecting fluctuations in the market value of their portfolio holdings.

                               Each Fund will invest primarily in foreign securities. Investments in foreign  securities involve  risks  relating to  political  and economic  developments  abroad  and  the  differences  between the regulations  to  which  U.S.  and  foreign  issuers  are  subject.
                               Individual   foreign  economies  also   may  differ  favorably  or
                               unfavorably from  the U.S.  economy. Changes  in foreign  currency exchange  rates will affect a Fund's net asset value, earnings and gains and losses  realized on sales  of securities. Securities  of foreign  companies  may  be  less  liquid  and  their  prices more volatile than those of securities of comparable U.S. companies.

                               Each Fund  may engage  in certain  foreign currency,  options  and futures transactions to attempt to hedge against the overall level of  investment and  currency risk  associated with  its present or planned investments. Such transactions  involve certain risks  and transaction costs.

                               The Emerging Markets Fund may invest up to 20% of its total assets in  below investment grade debt securities. There is no limitation on the percentage of the Latin America Growth Fund's total  assets that  may be invested in such securities. Investments of this type are subject to a greater risk of loss of principal and interest.

                               See "Investment Objectives and Policies" and "Risk Factors."

Investment Manager:            The Manager is part of  Liechtenstein Global Trust, a provider  of global  asset management and private banking products and services
                               to  individual   and  institutional   investors,  entrusted   with
                               approximately $79 billion in total assets as of December 31, 1997.
                               The Manager and its worldwide asset management affiliates maintain investment  offices in Frankfurt, Hong Kong, London, New York, San
                               Francisco, Singapore, Sydney, Tokyo and Toronto. See "Management."

                               Prospectus Page 3

                        GT GLOBAL EMERGING MARKETS FUND
                      GT GLOBAL LATIN AMERICA GROWTH FUND

                               PROSPECTUS SUMMARY
                                  (Continued)
--------------------------------------------------------------------------------

Alternative Purchase Plan:     Investors may select Class  A or Class B  shares, each subject  to different  expenses and  a different sales  charge structure. Each class has  distinct  advantages and  disadvantages  for  different investors,  and investors should choose  the class that best suits their circumstances and objectives. See "How to Invest."

  Class A Shares:              Offered at  net  asset  value plus  any  applicable  sales  charge
                               (maximum  is 4.75% of public offering  price) and subject to 12b-1 service and  distribution fees  at the  annualized rate  of up  to
                               0.50% of the average daily net assets of Class A shares.

  Class B Shares:              Offered at net asset value with no initial sales charge (a maximum contingent  deferred sales charge of 5%  of net asset value at the time of purchase or sale, whichever is less, is imposed on certain redemptions made within six years of date of purchase) and subject to 12b-1 service and distribution  fees at the annualized rate  of up to 1.00% of the average daily net assets of Class B shares.

Shares Available Through:      Class  A and Class B  shares are available through broker/dealers,
                               banks   and   other   financial   service   entities   ("Financial
                               Institutions")  that have entered into  agreements with the Funds'
                               distributor, GT Global,  Inc. ("GT  Global"). Shares  also may  be acquired directly through GT Global or through exchanges of shares of the other GT Global Mutual Funds, which are open-end management investment  companies advised and/or  administered by the Manager.
                               See "How to Invest" and "Shareholder Account Manual."

Exchange Privileges:           Shares may be exchanged without a  sales charge for shares of  the same  class of any other  GT Global Mutual Fund.  See "How to Make
                               Exchanges" and "Shareholder Account Manual."

Redemptions:                   Shares may be  redeemed through Financial  Institutions that  sell shares  of  the  Funds or  the  Funds' transfer  agent,  GT Global
                               Investor Services,  Inc. ("Transfer  Agent"). See  "How to  Redeem
                               Shares" and "Shareholder Account Manual."

Dividends and Other
  Distributions:               Dividends  are  paid  annually  from  net  investment  income  and realized net short-term capital gain; other distributions are paid annually from net capital gain and net gains from foreign currency transactions, if any.

Reinvestment:                  Dividends and other distributions may be reinvested  automatically in  Fund  shares of  the distributing  class or  in shares  of the corresponding class  of other  GT Global  Mutual Funds  without  a sales charge.

First Purchase:                $500 minimum ($100 for individual retirement accounts ("IRAs") and reduced amounts for certain other retirement plans).

Subsequent Purchases:          $100  minimum ($25 for IRAs and  reduced amounts for certain other retirement plans).

                               Prospectus Page 4

                        GT GLOBAL EMERGING MARKETS FUND
                      GT GLOBAL LATIN AMERICA GROWTH FUND

                               PROSPECTUS SUMMARY
                                  (Continued)
--------------------------------------------------------------------------------

Net Asset Values:              Quoted daily in the financial section of most newspapers.

Other Features:

  Class A Shares:              Letter of Intent                  Dollar Cost Averaging Program
                               Quantity Discounts                Automatic Investment Plan
                               Right of Accumulation             Systematic Withdrawal Plan
                               Reinstatement Privilege           Portfolio Rebalancing Program

  Class B Shares:              Reinstatement Privilege           Automatic Investment Plan
                               Systematic Withdrawal Plan        Dollar Cost Averaging Program
                               Portfolio Rebalancing Program

                               Prospectus Page 5

                        GT GLOBAL EMERGING MARKETS FUND
                      GT GLOBAL LATIN AMERICA GROWTH FUND

                               PROSPECTUS SUMMARY
                                  (Continued)
--------------------------------------------------------------------------------

                        GT GLOBAL EMERGING MARKETS FUND

SUMMARY OF INVESTOR COSTS. The expenses and maximum transaction costs associated with investing in the Class A and Class B shares of the Emerging Markets Fund are reflected in the following tables (1):

                                                                                                         CLASS A      CLASS B
                                                                                                       -----------  -----------
SHAREHOLDER TRANSACTION COSTS (2):
  Maximum sales charge on purchases (as a % of offering price).......................................       4.75%         None
  Sales charges on reinvested distributions to shareholders..........................................        None         None
  Maximum deferred sales charge (as a % of net asset value at time of purchase or sale, whichever is
   less).............................................................................................        None        5.00%
  Redemption charges.................................................................................        None         None
  Exchange fees:
    -- On first four exchanges each year.............................................................        None         None
    -- On each additional exchange...................................................................   $    7.50    $    7.50

ANNUAL FUND OPERATING EXPENSES (3):
  (AS A % OF AVERAGE NET ASSETS)
  Investment management and administration fees......................................................       0.98%        0.98%
  12b-1 distribution and service fees................................................................       0.50%        1.00%
  Other expenses.....................................................................................       0.70%        0.70%
                                                                                                       -----------  -----------
  Total Fund Operating Expenses......................................................................       2.18%        2.68%
                                                                                                       -----------  -----------
                                                                                                       -----------  -----------

HYPOTHETICAL EXAMPLE OF EFFECT OF EXPENSES:

An investor would have directly or indirectly paid the following expenses at the end of the periods shown on a $1,000 investment in the Fund, assuming a 5% annual return:

                                                                                  ONE    THREE   FIVE     TEN
                                                                                  YEAR   YEARS   YEARS   YEARS
                                                                                  ----   -----   -----   -----
Class A Shares (4)..............................................................  $69    $113    $160    $289
Class B Shares
    Assuming a complete redemption at end of period (5).........................  $79    $116    $166    $304
    Assuming no redemption......................................................  $27    $ 84    $144    $304

------------------
(1) THESE TABLES ARE INTENDED TO ASSIST INVESTORS IN UNDERSTANDING THE VARIOUS COSTS AND EXPENSES ASSOCIATED WITH INVESTING IN THE FUND. Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charges permitted by the National Association of Securities Dealers, Inc. ("NASD") rules regarding investment companies. THE "HYPOTHETICAL EXAMPLE" IS NOT A REPRESENTATION OF PAST OR FUTURE EXPENSES. THE FUND'S ACTUAL EXPENSES MAY BE MORE OR LESS THAN THOSE SHOWN. The tables and the assumption in the Hypothetical Example of a 5% annual return are required by regulation of the SEC applicable to all mutual funds. The 5% annual return is not a prediction of and does not represent the Fund's projected or actual performance.

(2) Sales charge waivers are available for Class A and Class B shares, and reduced sales charge purchase plans are available for Class A shares. The maximum 5% contingent deferred sales charge on Class B shares applies to redemptions during the first year after purchase. The charge generally declines by 1% annually thereafter, reaching zero after six years. See "How to Invest."

(3) Expenses are based on the Fund's fiscal year ended October 31, 1997. "Other expenses" include custody, transfer agency, legal, audit and other operating expenses. Effective November 1, 1997, the Manager and GT Global have undertaken to limit the Fund's expenses (exclusive of brokerage commissions, taxes, interest and extraordinary expenses) to the annual rate of 2.00% and 2.50% of the average daily net assets of the Fund's Class A and Class B shares, respectively. See "Management" herein and the Statement of Additional Information for more information. The Fund also offers Advisor Class shares, which are not subject to 12b-1 distribution and service fees, to certain categories of investors. See "How to Invest."

(4) Assumes payment of maximum sales charge by the investor.

(5) Assumes deduction of the applicable contingent deferred sales charge.

                               Prospectus Page 6

                        GT GLOBAL EMERGING MARKETS FUND
                      GT GLOBAL LATIN AMERICA GROWTH FUND

                               PROSPECTUS SUMMARY
                                  (Continued)
--------------------------------------------------------------------------------

                      GT GLOBAL LATIN AMERICA GROWTH FUND

SUMMARY OF INVESTOR COSTS. The expenses and maximum transaction costs associated with investing in the Class A and Class B shares of the Latin America Growth Fund are reflected in the following tables (1):

                                                                                                         CLASS A      CLASS B
                                                                                                       -----------  -----------
SHAREHOLDER TRANSACTION COSTS (2):
  Maximum sales charge on purchases of shares (as a % of offering price).............................       4.75%         None
  Sales charges on reinvested distributions to shareholders..........................................        None         None
  Maximum deferred sales charge (as a % of net asset value at time of purchase or sale, whichever is
   less).............................................................................................        None        5.00%
  Redemption charges.................................................................................        None         None
  Exchange fees:
    -- On first four exchanges each year.............................................................        None         None
    -- On each additional exchange...................................................................   $    7.50    $    7.50

ANNUAL FUND OPERATING EXPENSES (3):
  (AS A % OF AVERAGE NET ASSETS)
  Investment management and administration fees......................................................       0.98%        0.98%
  12b-1 distribution and service fees................................................................       0.50%        1.00%
  Other expenses.....................................................................................       0.58%        0.58%
                                                                                                       -----------  -----------
  Total Fund Operating Expenses......................................................................       2.06%        2.56%
                                                                                                       -----------  -----------
                                                                                                       -----------  -----------

HYPOTHETICAL EXAMPLE OF EFFECT OF EXPENSES:
An investor would have directly or indirectly paid the following expenses at the end of the periods shown on a $1,000 investment in the Fund, assuming a 5% annual return:

                                                                                  ONE    THREE   FIVE     TEN
                                                                                  YEAR   YEARS   YEARS   YEARS
                                                                                  ----   -----   -----   -----
Class A Shares (4)..............................................................  $68    $109    $154    $276
Class B Shares
    Assuming a complete redemption at end of period (5).........................  $77    $113    $160    $292
    Assuming no redemption......................................................  $26    $ 81    $138    $292

------------------
(1) THESE TABLES ARE INTENDED TO ASSIST INVESTORS IN UNDERSTANDING THE VARIOUS COSTS AND EXPENSES ASSOCIATED WITH INVESTING IN THE FUND. Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charges permitted by the NASD rules regarding investment companies. THE "HYPOTHETICAL EXAMPLE" IS NOT A REPRESENTATION OF PAST OR FUTURE EXPENSES. THE FUND'S ACTUAL EXPENSES MAY BE MORE OR LESS THAN THOSE SHOWN. The tables and the assumption in the Hypothetical Example of a 5% annual return are required by regulation of the SEC applicable to all mutual funds. The 5% annual return is not a prediction of and does not represent the Fund's projected or actual performance.
(2) Sales charge waivers are available for Class A and Class B shares, and reduced sales charge purchase plans are available for Class A shares. The maximum 5% contingent deferred sales charge on Class B shares applies to redemptions during the first year after purchase. The charge generally declines by 1% annually thereafter, reaching zero after six years. See "How to Invest."
(3) Expenses are based on the Fund's fiscal year ended October 31, 1997. "Other expenses" include custody, transfer agency, legal, audit and other operating expenses. Effective November 1, 1997, the Manager and GT Global have undertaken to limit the Fund's expenses (exclusive of brokerage commissions, taxes, interest and extraordinary expenses) to the annual rate of 2.00% and 2.50% of the average daily net assets of the Fund's Class A and Class B shares, respectively. See "Management" herein and the Statement of Additional Information for more information. The Fund also offers Advisor Class shares, which are not subject to 12b-1 distribution and service fees, to certain categories of investors. See "How to Invest."
(4)  Assumes payment of maximum sales charge by the investor.
(5)  Assumes deduction of the applicable contingent deferred sales charge.

                               Prospectus Page 7

                        GT GLOBAL EMERGING MARKETS FUND
                      GT GLOBAL LATIN AMERICA GROWTH FUND

                              FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

The tables below provide condensed financial information concerning income and capital changes for one Class A and Class B share of each Fund. This information is supplemented by the financial statements and accompanying notes appearing in the Statement of Additional Information. The financial statements and notes for the fiscal year ended October 31, 1997, have been audited by Coopers & Lybrand L.L.P., independent accountants, whose report thereon also is included in the Statement of Additional Information.

                        GT GLOBAL EMERGING MARKETS FUND

                                                                     CLASS A+
                                          --------------------------------------------------------------
                                                                                            MAY 18, 1992
                                                                                             (COMMENCE-
                                                                                              MENT OF
                                                        YEAR ENDED OCT. 31,                 OPERATIONS)
                                          ------------------------------------------------  TO OCT. 31,
                                          1997(D)   1996(D)   1995(D)     1994      1993        1992
                                          --------  --------  --------  --------  --------  ------------
Per share operating performance:
Net asset value, beginning of period....  $  14.26  $  13.85  $  18.81  $  14.42  $  11.10    $ 11.43
                                          --------  --------  --------  --------  --------  ------------
Income from investment operations:
  Net investment income (loss)..........        --      0.11      0.13     (0.02)     0.02*      0.07*
  Net realized and unrealized gain
   (loss) on investments................     (2.05)     0.30     (4.32)     4.68      3.38      (0.40)
                                          --------  --------  --------  --------  --------  ------------
    Net increase (decrease) from
     investment operations..............     (2.05)     0.41     (4.19)     4.66      3.40      (0.33)
                                          --------  --------  --------  --------  --------  ------------
Distributions:
  From net investment income............        --        --        --     (0.01)    (0.08)        --
  From net realized gain on
   investments..........................        --        --     (0.77)    (0.26)       --         --
  In excess of net investment income....     (0.01)       --        --        --        --         --
                                          --------  --------  --------  --------  --------  ------------
    Total distributions.................     (0.01)       --     (0.77)    (0.27)    (0.08)        --
                                          --------  --------  --------  --------  --------  ------------
Net asset value, end of period..........  $  12.20  $  14.26  $  13.85  $  18.81  $  14.42    $ 11.10
                                          --------  --------  --------  --------  --------  ------------
                                          --------  --------  --------  --------  --------  ------------
Total investment return (c).............  (14.45)%     2.96%  (23.04)%    32.58%     30.9%     (2.9)%(a)
                                          --------  --------  --------  --------  --------  ------------
                                          --------  --------  --------  --------  --------  ------------
Ratios and supplemental data:
Net assets, end of period (in 000's)....  $113,319  $224,964  $252,457  $417,322  $187,808    $84,558
Ratio of net investment income (loss) to
 average net assets.....................   (0.01)%     0.76%     0.89%   (0.11)%      0.1%*      1.7%*(b)
Ratio of expenses to average net assets:
  With expense reductions...............     2.10%     1.96%     2.12%     2.06%      2.4%*      2.4%*(b)
  Without expense reductions............     2.18%     2.08%     2.14%       N/A       N/A        N/A
Portfolio turnover rate +++.............      150%      104%      114%      100%       99%        32%(b)
Average commission rate per share paid
 on portfolio transactions +++..........  $ 0.0015  $ 0.0040       N/A       N/A       N/A        N/A

------------------

+ All capital shares issued and outstanding as of March 31, 1993 were reclassified as Class A shares.

+++ Portfolio turnover and average commission rates are calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

* Includes reimbursement by the Manager of Fund operating expenses of $0.02 for the year ended October 31, 1993 and for the period from May 18, 1992 (commencement of operations) to October 31, 1992, respectively. Without such reimbursements, the expense ratios would have been 2.61% and 2.91% and the ratio of net investment income to average net assets would have been (0.11)% and 1.21% for the year ended October 31, 1993 and for the period from May 18, 1992 (commencement of operations) to October 31, 1992, respectively.

(a) Not annualized.

(b) Annualized.

(c) Total investment return does not include sales charges.

(d) These selected per share data were calculated based upon average shares outstanding during the period.

N/A Not Applicable.

                               Prospectus Page 8

                        GT GLOBAL EMERGING MARKETS FUND
                      GT GLOBAL LATIN AMERICA GROWTH FUND

                        GT GLOBAL EMERGING MARKETS FUND
                                  (CONTINUED)

                                                                                                   CLASS B++
                                                                                 ----------------------------------------------
                                                                                              YEAR ENDED OCT. 31,
                                                                                 ----------------------------------------------
                                                                                  1997(D)     1996(D)     1995(D)       1994
                                                                                 ----------  ----------  ----------  ----------
Per share operating performance:
Net asset value, beginning of period...........................................  $    14.02  $    13.68  $    18.68  $    14.39
                                                                                 ----------  ----------  ----------  ----------
Income from investment operations:
  Net investment income (loss).................................................       (0.08)       0.04        0.06       (0.12)
  Net realized and unrealized gain (loss) on investments.......................       (2.00)       0.30       (4.29)       4.67
                                                                                 ----------  ----------  ----------  ----------
    Net increase (decrease) from investment operations.........................       (2.08)       0.34       (4.23)       4.55
                                                                                 ----------  ----------  ----------  ----------
Distributions:
  From net investment income...................................................          --          --          --          --
  From net realized gain on investments........................................          --          --       (0.77)      (0.26)
  In excess of net investment income...........................................          --          --          --          --
                                                                                 ----------  ----------  ----------  ----------
    Total distributions........................................................          --          --       (0.77)      (0.26)
                                                                                 ----------  ----------  ----------  ----------
Net asset value, end of period.................................................  $    11.94  $    14.02  $    13.68  $    18.68
                                                                                 ----------  ----------  ----------  ----------
                                                                                 ----------  ----------  ----------  ----------
Total investment return (c)....................................................    (14.91)%       2.49%    (23.37)%      31.77%
                                                                                 ----------  ----------  ----------  ----------
                                                                                 ----------  ----------  ----------  ----------
Ratios and supplemental data:
Net assets, end of period (in 000's)...........................................  $  127,658  $  216,004  $  225,861  $  291,289
Ratio of net investment income (loss) to average net assets....................     (0.51)%       0.26%       0.39%     (0.61)%
Ratio of expenses to average net assets:
  With expense reductions......................................................       2.60%       2.46%       2.62%       2.56%
  Without expense reductions...................................................       2.68%       2.58%       2.64%         N/A
Portfolio turnover rate +++....................................................        150%        104%        114%        100%
Average commission rate per share paid on portfolio transactions +++...........  $   0.0015  $   0.0040         N/A         N/A


                                                                                 APRIL 1, 1993
                                                                                  TO OCT. 31,
                                                                                     1993
                                                                                 -------------
Per share operating performance:
Net asset value, beginning of period...........................................    $   11.47
                                                                                 -------------
Income from investment operations:
  Net investment income (loss).................................................           --**
  Net realized and unrealized gain (loss) on investments.......................         2.92
                                                                                 -------------
    Net increase (decrease) from investment operations.........................         2.92
                                                                                 -------------
Distributions:
  From net investment income...................................................           --
  From net realized gain on investments........................................           --
  In excess of net investment income...........................................           --
                                                                                 -------------
    Total distributions........................................................           --
                                                                                 -------------
Net asset value, end of period.................................................    $   14.39
                                                                                 -------------
                                                                                 -------------
Total investment return (c)....................................................         25.5% (a)
                                                                                 -------------
                                                                                 -------------
Ratios and supplemental data:
Net assets, end of period (in 000's)...........................................  $     32,318
Ratio of net investment income (loss) to average net assets....................        (0.4)% **(b)
Ratio of expenses to average net assets:
  With expense reductions......................................................          2.9% **(b)
  Without expense reductions...................................................           N/A
Portfolio turnover rate +++....................................................           99%
Average commission rate per share paid on portfolio transactions +++...........           N/A

------------------

++  Commencing April 1, 1993, the Fund began offering Class B shares.

+++ Portfolio turnover and average commission rates are calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

** Includes reimbursement by the Manager of Fund operating expenses of $0.02. Without such reimbursements, the expense ratio would have been (3.63)% and the ratio of net investment income to average net assets would have been (0.76)%.

(a) Not annualized.

(b) Annualized.

(c) Total investment return does not include sales charges.

(d) These selected per share data were calculated based upon average shares outstanding during the period.

N/A Not Applicable.

                                                  AVERAGE MONTHLY AMOUNT    AVERAGE MONTHLY NUMBER
                                                         OF DEBT                OF REGISTRANT'S        AVERAGE AMOUNT
                                AMOUNT OF DEBT         OUTSTANDING                  SHARES              OF DEBT PER
                                OUTSTANDING AT          DURING THE                OUTSTANDING           SHARE DURING
YEAR ENDED                       END OF PERIOD            PERIOD               DURING THE PERIOD         THE PERIOD
------------------------------  ---------------  ------------------------  -------------------------  ----------------
October 31, 1997..............    $6,184,000            $2,568,627                26,177,077              $0.0981

                               Prospectus Page 9

                        GT GLOBAL EMERGING MARKETS FUND
                      GT GLOBAL LATIN AMERICA GROWTH FUND

                              FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

                      GT GLOBAL LATIN AMERICA GROWTH FUND

                                                                          CLASS A+
                                          ------------------------------------------------------------------------
                                                                                                     AUG. 13, 1991
                                                                                                      (COMMENCE-
                                                                                                        MENT OF
                                                             YEAR ENDED OCT. 31,                      OPERATIONS)
                                          ---------------------------------------------------------   TO OCT. 31,
                                          1997(A)   1996(A)   1995(A)   1994(A)   1993(A)    1992        1991
                                          --------  --------  --------  --------  --------  -------  -------------
Per Share Operating Performance:
Net asset value, beginning of period....  $  17.95  $  15.38  $  26.11  $  19.78  $  15.59  $ 16.45    $  14.29
                                          --------  --------  --------  --------  --------  -------  -------------
Income from investment operations:
  Net investment income (loss)..........      0.11      0.09      0.15     (0.08)     0.18*    0.25*       0.01*
  Net realized and unrealized gain
   (loss) on investments................      1.44      2.59     (9.28)     6.75      5.21    (0.98)       2.15
                                          --------  --------  --------  --------  --------  -------  -------------
    Net increase (decrease) from
     investment operations..............      1.55      2.68     (9.13)     6.67      5.39    (0.73)       2.16
                                          --------  --------  --------  --------  --------  -------  -------------
Distributions:
  From net investment income............        --     (0.08)       --     (0.19)    (0.12)   (0.13)         --
  From net realized gain on
   investments..........................        --        --     (1.60)    (0.15)    (1.08)      --          --
  In excess of net investment income....        --     (0.03)       --        --        --       --          --
                                          --------  --------  --------  --------  --------  -------  -------------
    Total distributions.................        --     (0.11)    (1.60)    (0.34)    (1.20)   (0.13)         --
                                          --------  --------  --------  --------  --------  -------  -------------
Net asset value, end of period..........  $  19.50  $  17.95  $  15.38  $  26.11  $  19.78  $ 15.59    $  16.45
                                          --------  --------  --------  --------  --------  -------  -------------
                                          --------  --------  --------  --------  --------  -------  -------------
Total investment return (d).............     8.52%    17.52%  (37.16)%    34.10%     37.1%   (4.5)%       15.1%(b)
                                          --------  --------  --------  --------  --------  -------  -------------
                                          --------  --------  --------  --------  --------  -------  -------------
Ratios and supplemental data:

Net assets, end of period (in 000's)....  $159,496  $177,373  $182,462  $336,960  $129,280  $94,085    $125,038
Ratio of net investment income (loss) to
 average net assets.....................     0.52%     0.46%     0.86%   (0.29)%      1.3%*    1.3%*       1.2%*(c)
Ratio of expenses to average net assets:
  With expense reductions...............     1.96%     2.03%     2.11%     2.04%      2.4%*    2.4%*       2.4%*(c)
  Without expense reductions............     2.06%     2.10%     2.12%       N/A       N/A      N/A         N/A
Portfolio turnover rate +++.............      130%      101%      125%      155%      112%     159%        None
Average commission rate per share paid
 on portfolio transactions +++..........   $0.0007   $0.0005       N/A       N/A       N/A      N/A         N/A

------------------

+ All capital shares issued and outstanding as of March 31, 1993 were reclassified as Class A shares.

+++ Portfolio turnover and average commission rates are calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

* Includes reimbursement by the Manager of Fund operating expenses of $0.02, $0.04 and $0.01 for the years ended October 31, 1993 and 1992 and for the period from August 13, 1991 (commencement of operations) to October 31, 1991, respectively. Without such reimbursements, the expense ratios would have been 2.49%, 2.62% and 3.42% and the ratios of net investment income to average net assets would have been 1.25%, 1.07% and 0.l5% for the years ended October 31, 1993 and 1992 and for the period from August 13, 1991 to October 31, 1991, respectively.

(a) These selected per share data were calculated based upon average shares outstanding during the period.

(b) Not annualized.

(c) Annualized.

(d) Total investment return does not include sales charges.

N/A Not Applicable.

                               Prospectus Page 10

                        GT GLOBAL EMERGING MARKETS FUND
                      GT GLOBAL LATIN AMERICA GROWTH FUND

                      GT GLOBAL LATIN AMERICA GROWTH FUND
                                  (CONTINUED)

                                                                                                   CLASS B++
                                                                                 ----------------------------------------------
                                                                                              YEAR ENDED OCT. 31,
                                                                                 ----------------------------------------------
                                                                                  1997(A)     1996(A)     1995(A)     1994(A)
                                                                                 ----------  ----------  ----------  ----------
Per Share Operating Performance:
Net asset value, beginning of period...........................................  $    17.78  $    15,21  $    25.94  $    19.75
                                                                                 ----------  ----------  ----------  ----------
Income from investment operations:
  Net investment income (loss).................................................        0.01          --        0.06       (0.22)
  Net realized and unrealized gain (loss) on investments.......................        1.44        2.59       (9.19)       6.74
                                                                                 ----------  ----------  ----------  ----------
    Net increase (decrease) from investment operations.........................        1.45        2.59       (9.13)       6.52
                                                                                 ----------  ----------  ----------  ----------
Distributions:
  From net investment income...................................................          --       (0.01)         --       (0.18)
  From net realized gain on investments........................................          --          --       (1.60)      (0.15)
  In excess of net investment income...........................................          --       (0.01)         --          --
                                                                                 ----------  ----------  ----------  ----------
    Total distributions........................................................          --       (0.02)      (1.60)      (0.33)
                                                                                 ----------  ----------  ----------  ----------
Net asset value, end of period.................................................  $    19.23  $    17.78  $    15.21  $    25.94
                                                                                 ----------  ----------  ----------  ----------
                                                                                 ----------  ----------  ----------  ----------
Total investment return (d)....................................................       8.04%      17.02%    (37.42)%      33.33%
                                                                                 ----------  ----------  ----------  ----------
                                                                                 ----------  ----------  ----------  ----------
Ratios and supplemental data:

Net assets, end of period (in 000's)...........................................  $  133,448  $  137,400  $  134,527  $  211,673
Ratio of net investment income (loss) to average net assets....................       0.02%     (0.04)%       0.36%     (0.79)%
Ratio of expenses to average net assets:
  With expense reductions......................................................       2.46%       2.53%       2.61%       2.54%
  Without expense reductions...................................................       2.56%       2.60%       2.62%         N/A
Portfolio turnover rate +++....................................................        130%        101%        125%        155%
Average commission rate per share paid on portfolio transactions +++...........  $   0.0007  $   0.0005         N/A         N/A


                                                                                 APRIL 1, 1993
                                                                                  TO OCT. 31,
                                                                                    1993(A)
                                                                                 -------------
Per Share Operating Performance:
Net asset value, beginning of period...........................................    $   16.26
                                                                                 -------------
Income from investment operations:
  Net investment income (loss).................................................        (0.07)
  Net realized and unrealized gain (loss) on investments.......................         3.56
                                                                                 -------------
    Net increase (decrease) from investment operations.........................         3.49
                                                                                 -------------
Distributions:
  From net investment income...................................................           --
  From net realized gain on investments........................................           --
  In excess of net investment income...........................................           --
                                                                                 -------------
    Total distributions........................................................           --
                                                                                 -------------
Net asset value, end of period.................................................    $   19.75
                                                                                 -------------
                                                                                 -------------
Total investment return (d)....................................................        21.5%(b)
                                                                                 -------------
                                                                                 -------------
Ratios and supplemental data:
Net assets, end of period (in 000's)...........................................    $  13,576
Ratio of net investment income (loss) to average net assets....................        (0.7)% (c)
Ratio of expenses to average net assets:
  With expense reductions......................................................          2.9% (c)
  Without expense reductions...................................................           N/A
Portfolio turnover rate +++....................................................          112%
Average commission rate per share paid on portfolio transactions +++...........           N/A

------------------

++  Commencing April 1, 1993, the Fund began offering Class B shares.

+++ Portfolio turnover and average commission rates are calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(a) These selected per share data were calculated based upon average shares outstanding during the period.

(b) Not annualized.

(c) Annualized.

(d) Total investment return does not include sales charges.

N/A Not Applicable.
                         ------------------------------

                                                  AVERAGE MONTHLY AMOUNT    AVERAGE MONTHLY NUMBER
                                                         OF DEBT                OF REGISTRANT'S        AVERAGE AMOUNT
                                AMOUNT OF DEBT         OUTSTANDING                  SHARES              OF DEBT PER
                                OUTSTANDING AT          DURING THE                OUTSTANDING           SHARE DURING
YEAR ENDED                       END OF PERIOD            PERIOD               DURING THE PERIOD         THE PERIOD
------------------------------  ---------------  ------------------------  -------------------------  ----------------
October 31, 1997..............    $3,238,000            $1,519,383                16,973,475              $0.0895

                               Prospectus Page 11

                        GT GLOBAL EMERGING MARKETS FUND
                      GT GLOBAL LATIN AMERICA GROWTH FUND

                             INVESTMENT OBJECTIVES
                                  AND POLICIES

--------------------------------------------------------------------------------

EMERGING MARKETS FUND
The Emerging Markets Fund's investment objective is long-term growth of capital. Under normal circumstances, the Emerging Markets Fund seeks its objective by investing at least 65% of its total assets in equity securities of companies in emerging markets. The Emerging Markets Fund may invest in the following types of equity securities: common stock, preferred stock, securities convertible into common stock, rights and warrants to acquire such securities and substantially similar forms of equity with comparable risk characteristics.

For purposes of the Emerging Markets Fund's operations, "emerging markets" consist of all countries determined by the Manager to have developing or emerging economies and markets. These countries generally include every country in the world except the United States, Canada, Japan, Australia, New Zealand and most countries located in Western Europe. See "Investment Objective and Policies" in the Statement of Additional Information for a complete list of all the countries that the Emerging Markets Fund does not consider to be emerging markets.

For purposes of the Emerging Markets Fund's policy of normally investing at least 65% of its total assets in equity securities of issuers in emerging markets, the Emerging Markets Fund will consider investment in the following emerging markets:

  Algeria         Hong Kong      Peru
  Argentina       Hungary        Philippines
  Bolivia         India          Poland
  Botswana        Indonesia      Portugal
  Brazil          Israel         Republic of
  Bulgaria        Ivory Coast    Slovakia
  Chile           Jamaica        Russia
  China           Jordan         Singapore
  Colombia        Kazakhstan     Slovenia
  Costa Rica      Kenya          South Africa
  Cyprus          Lebanon        South Korea
  Czech           Malaysia       Sri Lanka
   Republic       Mauritius      Swaziland
  Dominican       Mexico         Taiwan
   Republic       Morocco        Thailand
  Ecuador         Nicaragua      Turkey
  Egypt           Nigeria        Ukraine
  El Salvador     Oman           Uruguay
  Finland         Pakistan       Venezuela
  Ghana           Panama         Zambia
  Greece          Paraguay       Zimbabwe

Although the Emerging Markets Fund considers each of the above-listed countries eligible for investment, it will not be invested in all such markets at all times. Moreover, investing in some of those markets currently may not be desirable or feasible, due to the lack of adequate custody arrangements for the Emerging Markets Fund's assets, overly burdensome repatriation and similar restrictions, the lack of organized and liquid securities markets, unacceptable political risks or for other reasons.

As used in this Prospectus, an issuer in an emerging market is an entity: (i) for which the principal securities trading market is an emerging market, as defined above; (ii) that (alone or on a consolidated basis) derives 50% or more of its total revenues from business in emerging markets, provided that, in the Manager's view, the value of such issuer's securities will tend to reflect emerging market developments to a greater extent than developments elsewhere; or
(iii) organized under the laws of, or with a principal office in, an emerging market.

The Emerging Markets Fund may also invest up to 35% of its total assets in (i) debt securities of government or corporate issuers in emerging markets; (ii) equity and debt securities of issuers in developed countries, including the United States; (iii) securities of issuers in emerging markets not included in the list of emerging markets above, if investing therein becomes feasible and desirable subsequent to the date of this Prospectus; and (iv) cash and money market instruments.

The Emerging Markets Fund invests in those emerging markets that the Manager believes have strongly developing economies and in which the markets are becoming more sophisticated. In selecting investments, the Manager seeks to identify those countries and industries where economic and political factors, including currency movements, are likely to produce above-average growth rates. The Manager then invests in those companies in such countries and industries that are best positioned and managed to take advantage of these economic and political factors. The Emerging

                               Prospectus Page 12

                        GT GLOBAL EMERGING MARKETS FUND
                      GT GLOBAL LATIN AMERICA GROWTH FUND
Markets Fund ordinarily will be invested in the securities of issuers in at least three different emerging markets. In evaluating investments in securities of issuers in developed markets, the Manager will consider, among other things, the business activities of the issuer in emerging markets and the impact that developments in emerging markets are likely to have on the issuer.

The Manager believes that the issuers of securities in emerging markets often have sales and earnings growth rates that exceed those in developed countries and that such growth rates may in turn be reflected in more rapid share price appreciation. Accordingly, the Manager believes that the Emerging Markets Fund's policy of investing in equity securities of companies in emerging markets may enable the Fund to achieve results superior to those produced by mutual funds with similar objectives that invest solely in equity securities of issuers domiciled in the United States and/or in other developed markets.

INVESTMENTS IN DEBT SECURITIES. The Emerging Markets Fund may invest in debt securities of governmental and corporate issuers in emerging markets. Emerging market debt securities often are rated below investment grade or not rated by U.S. rating agencies. The Emerging Markets Fund may invest up to 20% of its total assets in debt securities rated below investment grade. Investment in below investment grade debt securities involves a high degree of risk and can be speculative. These debt securities are the equivalent of high yield, high risk bonds, commonly known as "junk bonds." See "Risk Factors -- Risks Associated with Debt Securities."

If the rating of a debt security held by the Emerging Markets Fund drops below a minimum rating considered acceptable by the Manager, the Fund will dispose of any such security as soon as practicable and consistent with the best interests of the Fund and its shareholders.

Growth of capital in debt securities may arise as a result of favorable changes in relative foreign exchange rates, in relative interest rate levels and/ or in the creditworthiness of issuers. The receipt of income from debt securities owned by the Emerging Markets Fund is incidental to its objective of long-term growth of capital.

TEMPORARY DEFENSIVE STRATEGIES. In the interest of preserving shareholders' capital, the Manager may employ a temporary defensive investment strategy if it determines such a strategy to be warranted due to market, economic, or political conditions. Under a defensive strategy, the Emerging Markets Fund temporarily may invest up to 100% of its assets in cash (U.S. dollars, foreign currencies, multinational currency units) and/or high quality debt securities or money market instruments of U.S. or foreign issuers. In addition, for temporary defensive purposes, most or all of its investments may be made in the United States and denominated in U.S. dollars. To the extent the Fund employs a temporary defensive strategy, it will not be invested so as to achieve directly its investment objective. In addition, pending investment of proceeds from new sales of Fund shares or to meet ordinary daily cash needs, the Fund temporarily may hold cash (U.S. dollars, foreign currencies or multinational currency units) and may invest any portion of its assets in money market instruments.

LATIN AMERICA GROWTH FUND
The Latin America Growth Fund's investment objective is capital appreciation. The Fund normally invests at least 65% of its total assets in the securities of a broad range of Latin American issuers. The Fund may invest in common stock, preferred stock, rights, warrants and securities convertible into common stock, and other substantially similar forms of equity securities with comparable risk characteristics, as well as bonds, notes, debentures or other forms of indebtedness that may be developed in the future. Normally, the Fund will invest a majority of its assets in equity securities. The Fund may also invest up to 35% of its total assets in a combination of equity and debt securities of U.S. issuers.

For purposes of this Prospectus, unless otherwise indicated, the Latin America Growth Fund defines Latin America to include the following countries: Argentina, the Bahamas, Barbados, Belize, Bolivia, Brazil, Chile, Colombia, Costa Rica, Dominican Republic, Ecuador, El Salvador, French Guiana, Guatemala, Guyana, Haiti, Honduras, Jamaica, Mexico, the Netherlands Antilles, Nicaragua, Panama, Paraguay, Peru, Suriname, Trinidad and Tobago, Uruguay and Venezuela. Under current market conditions, the Latin America Growth Fund expects to invest primarily in securities issued by companies and governments in Mexico, Chile, Brazil and Argentina. The Fund may invest more than 25% of its total assets in any of these four countries but does not expect to invest more than 60% of its total assets in any one country.

The Latin America Growth Fund defines securities of Latin American issuers to include: (a) securities

                               Prospectus Page 13

                        GT GLOBAL EMERGING MARKETS FUND
                      GT GLOBAL LATIN AMERICA GROWTH FUND
of companies organized under the laws of, or having a principal office located in, a Latin American country; (b) securities of companies that derive 50% or more of their total revenues from business in Latin America, provided that, in the Manager's view, the value of such issuers' securities reflect Latin American developments to a greater extent than developments elsewhere; (c) securities issued or guaranteed by the government of a country in Latin America, its agencies or instrumentalities, or municipalities, or the central bank of such country; (d) U.S. dollar-denominated securities or securities denominated in a Latin American currency issued by companies to finance operations in Latin America; and (e) securities of Latin American issuers, as defined herein, in the form of depositary shares. For purposes of the foregoing definition, the Fund's purchases of securities issued by companies outside of Latin America to finance their Latin American operations will be limited to securities the performance of which is materially related to such company's Latin American activities.

In allocating investments among the various Latin American countries, the Manager looks principally at the stage of industrialization, potential for productivity gains through economic deregulation, the impact of financial liberalization and monetary conditions and the political outlook in each country. In allocating assets between equity and debt securities, the Manager will consider, among other factors: the level and anticipated direction of interest rates; expected rates of economic growth and corporate profits growth; changes in Latin American government policy including regulation governing industry, trade, financial markets, and foreign and domestic investment; substance and likely development of government finances; and the condition of the balance of payments and changes in the terms of trade. In evaluating investments in securities of U.S. issuers, the Manager will consider, among other factors, the issuer's Latin American business activities and the impact that development in Latin America may have on the issuer's operations and financial condition.

Certain sectors of the economies of certain Latin American countries are closed to equity investments by foreigners. Further, due to the absence of securities markets and publicly owned corporations and due to restrictions on direct investment by foreign entities in certain Latin American countries, the Latin America Growth Fund may be able to invest in such countries solely or primarily through governmentally approved investment vehicles or companies. In addition, the portion of the Fund's assets invested directly in Chile may be less than the portion invested in other Latin American countries because, at present, capital directly invested in Chile normally cannot be repatriated for at least one year. As a result, the Fund currently intends to limit most of its Chilean investments to indirect investments through American Depositary Receipts ("ADRs") and established Chilean investment companies, the shares of which are not subject to repatriation restrictions.

INVESTMENTS IN DEBT SECURITIES. Under normal circumstances, the Latin America Growth Fund may invest up to 50% of its total assets in debt securities. There is no limitation on the percentage of its assets that may be invested in debt securities that are rated below investment grade. Investment in below investment grade debt securities involves a high degree of risk and can be speculative. These debt securities are the equivalent of high yield, high risk bonds, commonly known as "junk bonds." Most debt securities in which the Fund will invest are not rated; if rated, it is expected that such ratings would be below investment grade. However, the Fund will not invest in debt securities that are in default in payment as to principal or interest. See "Risk Factors -- Risks Associated with Debt Securities."

The Latin America Growth Fund may invest in "Brady Bonds," which are debt restructurings that provide for the exchange of cash and loans for newly issued bonds. Brady Bonds have been issued by the countries of Albania, Argentina, Brazil, Bulgaria, Costa Rica, Dominican Republic, Ecuador, Ivory Coast, Jordan, Mexico, Nigeria, Panama, Peru, Philippines, Poland, Uruguay, Venezuela and Vietnam, and are expected to be issued by other emerging market countries. As of the date of this Prospectus, the Fund is not aware of the occurrence of any payment defaults on Brady Bonds. Investors should recognize, however, that Brady Bonds do not have a long payment history. In addition, Brady Bonds are often rated below investment grade.

The Fund may invest in either collateralized or uncollateralized Brady Bonds. U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the bonds. Interest payments on such bonds generally are collateralized by cash or

                               Prospectus Page 14

                        GT GLOBAL EMERGING MARKETS FUND
                      GT GLOBAL LATIN AMERICA GROWTH FUND
securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of rolling interest payments or, in the case of floating rate bonds, initially is equal to at least one year's rolling interest payments based on the applicable interest rate at the time of issuance and is adjusted at regular intervals thereafter.

Capital appreciation in debt securities may arise as a result of a favorable change in relative foreign exchange rates, in relative interest rate levels and/ or in the creditworthiness of issuers. The receipt of income from debt securities owned by the Latin America Growth Fund is incidental to its objective of capital appreciation.

TEMPORARY DEFENSIVE STRATEGIES. The Latin America Growth Fund may invest up to 100% of its assets in cash (U.S. dollars, foreign currencies, multinational units) and/or high quality debt securities or money market instruments to generate income to defray its expenses, for temporary defensive purposes and pending investment in accordance with its investment objective and policies. In addition, the Fund may be primarily invested in U.S. securities for temporary defensive purposes or pending investment of the proceeds of sales of new Fund shares. The Fund may assume a temporary defensive position when, due to political, market or other factors broadly affecting Latin American markets, the Manager determines that opportunities for capital appreciation in those markets would be significantly limited over an extended period or that investing in those markets presents undue risk of loss.

ADDITIONAL INVESTMENT POLICIES OF EMERGING MARKETS FUND AND LATIN AMERICA GROWTH FUND

INVESTMENT IN OTHER INVESTMENT COMPANIES OR VEHICLES. The Funds may be able to invest in certain countries solely or primarily through governmentally authorized investment vehicles or companies, some of which may be investment vehicles or companies that are advised by the Manager or its affiliates ("Affiliated Funds"). Pursuant to the Investment Company Act of 1940 (the "1940 Act"), a Fund generally may invest up to 10% of its total assets in the aggregate in shares of other investment companies and up to 5% of its total assets in any one investment company, as long as each investment does not represent more than 3% of the outstanding voting stock of the acquired investment company at the time of investment.

Investment in other investment companies may involve the payment of substantial premiums above the value of such investment companies' portfolio securities and is subject to limitations under the 1940 Act and market availability. The Funds do not intend to invest in such investment companies unless, in the judgment of the Manager, the potential benefits of such investment justify the payment of any applicable premium or sales charge. As a shareholder in an investment company, a Fund would bear its ratable share of that investment company's expenses, including its advisory and administration fees. At the same time the Fund would continue to pay its own management fees and other expenses. The Manager waives its advisory fee to the extent that a Fund invests in an Affiliated Fund.

SECURITIES LENDING. The Funds may lend their portfolio securities to broker/dealers or to other institutional investors. Securities lending allows a Fund to retain ownership of the securities loaned and, at the same time, enhances a Fund's total return. At all times a loan is outstanding, a Fund's borrower must maintain with the Fund's custodian collateral consisting of cash, U.S. government securities or certain irrevocable letters of credit equal to the value of the borrowed securities plus any accrued interest or such other collateral as permitted by a Fund's investment program and regulatory agencies, and as approved by the Board. Each Fund limits its loans of portfolio securities to an aggregate of 30% of the value of its total assets, measured at the time any such loan is made. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delays in receiving additional collateral or in recovery of the loaned securities and possible loss of rights in the collateral should the borrower fail financially.

PRIVATIZATIONS. The governments in some emerging markets and Latin American countries have been engaged in programs of selling part or all of their stakes in government owned or controlled enterprises ("privatizations"). The Manager believes that privatizations may offer opportunities for significant capital appreciation and intends to invest assets of the Funds in privatizations in appropriate circumstances. In certain emerging markets and Latin American countries, the ability of foreign entities such as the Funds to participate in privatizations may be limited by local law, or the terms on which the Funds may be permitted to participate may be less advantageous than those afforded local investors. There can be no assurance that Latin American governments and

                               Prospectus Page 15
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                        GT GLOBAL EMERGING MARKETS FUND
                      GT GLOBAL LATIN AMERICA GROWTH FUND
governments in emerging markets will continue to sell companies currently owned or controlled by them or that privatization programs will be successful.

BORROWING. It is a fundamental policy of each Fund that it may borrow an amount up to 33 1/3% of its total assets in order to meet redemption requests. Borrowing may cause greater fluctuation in the value of the Funds' shares than would be the case if the Funds did not borrow, but also may enable the Funds to retain favorable securities positions rather than liquidating such positions to meet redemptions. It is a nonfundamental policy of the Emerging Markets Fund and a fundamental policy of the Latin America Growth Fund, that the Funds will not purchase securities during times when outstanding borrowings represent 5% or more of each Fund's total assets.

WHEN-ISSUED AND FORWARD COMMITMENT SECURITIES. The Funds may purchase debt securities on a "when-issued" basis and may purchase or sell such securities on a "forward commitment" basis in order to hedge against anticipated changes in interest rates and prices. The price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. When-issued securities and forward commitments may be sold prior to the settlement date, but the Funds will purchase or sell when-issued securities and forward commitments only with the intention of actually receiving or delivering the securities, as the case may be. No income accrues on securities that have been purchased pursuant to a forward commitment or on a when-issued basis prior to delivery to the Funds. If a Fund disposes of the right to acquire a when-issued security prior to its acquisition or disposes of its right to deliver or receive against a forward commitment, it may incur a gain or loss. At the time the Funds enter into a transaction on a when-issued or forward commitment basis, a segregated account consisting of cash or liquid securities equal to the value of the when-issued or forward commitment securities will be established and maintained with that Fund's custodian bank and will be marked to market daily. There is a risk that the securities may not be delivered and that the Funds may incur a loss.

OPTIONS, FUTURES AND FORWARD CURRENCY TRANSACTIONS. Each Fund may use forward currency contracts, futures contracts, options on securities, options on indices, options on currencies and options on futures contracts to attempt to hedge against the overall level of investment risk normally associated with the portfolio. These instruments are often referred to as "derivatives," which may be defined as financial instruments whose performance is derived, at least in part, from the performance of another asset (such as a security, currency or an index of securities). Each Fund may enter into such instruments up to the full value of its portfolio assets. See "Risk Factors -- Options, Futures and Forward Currency Transactions" herein and "Options, Futures and Currency Strategies" in the Statement of Additional Information.

To attempt to hedge against adverse movements in exchange rates between currencies, each Fund may enter into forward currency contracts for the purchase or sale of a specified currency at a specified future date. Such contracts may involve the purchase or sale of a foreign currency against the U.S. dollar or may involve two foreign currencies. Each Fund may enter into forward currency contracts either with respect to specific transactions or with respect to its portfolio positions. Each Fund also may purchase and sell put and call options on currencies, futures contracts on currencies and options on such futures contracts to hedge against movements in exchange rates.

Only a limited market, if any, currently exists for options and futures transactions relating to currencies of most emerging markets and most Latin American markets, to securities denominated in such currencies or to securities of issuers domiciled or principally engaged in business in such emerging markets. To the extent that such a market does not exist, the Manager may not be able to effectively hedge its investment in such markets.

Each Fund may purchase and sell put and call options on securities to hedge against the risk of fluctuations in the prices of securities held by the Fund or that the Manager intends to include in the Fund's portfolio. The Funds also may purchase and sell put and call options on indices to hedge against overall fluctuations in the securities markets generally or in a specific market sector.

Further, a Fund may sell stock index futures contracts and may purchase put options or write call options on such futures contracts to protect against a general stock market decline or a decline in a specific market sector that could adversely affect the Fund's portfolio. A Fund also may purchase stock index futures contracts and purchase call options or write put options on such contracts to hedge

                               Prospectus Page 16

                        GT GLOBAL EMERGING MARKETS FUND
                      GT GLOBAL LATIN AMERICA GROWTH FUND
against a general stock market or market sector advance and thereby attempt to lessen the cost of future securities acquisitions. A Fund may use interest rate futures contracts and options thereon to hedge the debt portion of its portfolios against changes in the general level of interest rates.

OTHER INFORMATION. The investment objective of the Emerging Markets Fund and of the Latin America Growth Fund may not be changed without the approval of a majority of the respective Fund's outstanding voting securities. A "majority of the Fund's outstanding voting securities" means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented, or (ii) more than 50% of the outstanding shares. In addition, the Emerging Markets Fund and the Latin America Growth Fund each have adopted certain investment limitations as fundamental policies which also may not be changed without shareholder approval. A complete description of these limitations is included in the Statement of Additional Information. Unless specifically noted, the Emerging Markets Fund's and the Latin America Growth Fund's investment policies described in this Prospectus and in the Statement of Additional Information may be changed by the Company's Board of Directors without shareholder approval.

                               Prospectus Page 17

                        GT GLOBAL EMERGING MARKETS FUND
                      GT GLOBAL LATIN AMERICA GROWTH FUND

                                  RISK FACTORS

--------------------------------------------------------------------------------

GENERAL. There is no assurance that either Fund will achieve its investment objective. Investing in either Fund entails a substantial degree of risk and an investment in either Fund should be considered speculative. Investors are strongly advised to consider carefully the special risks involved in emerging markets and Latin America, which are in addition to the usual risks of investing in developed markets around the world.

Each Fund's net asset value will fluctuate, reflecting fluctuations in the market value of its portfolio positions and its net currency exposure. Equity securities, particularly common stocks, generally represent the most junior position in an issuer's capital structure and entitle holders to an interest in the assets of an issuer, if any, remaining after all more senior claims have been satisfied. The value of equity securities held by each Fund will fluctuate in response to general market and economic developments, as well as developments affecting the particular issuers of such securities.

EMERGING MARKETS FUND. Investing in emerging markets involves risks relating to potential political and economic instability within such markets and the risks of expropriation, nationalization, confiscation of assets and property or the imposition of restrictions on foreign investment and on repatriation of capital invested. In the event of such expropriation, nationalization or other confiscation, the Emerging Markets Fund could lose its entire investment in that market.

Economies in individual emerging markets may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rates of inflation, currency depreciation, capital reinvestment, resource self-sufficiency and balance of payments positions. Many emerging market countries have experienced high rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of certain countries with emerging markets.

Emerging markets generally are dependent heavily upon international trade and, accordingly, have been and may continue to be affected adversely by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.

Disclosure and regulatory standards in many respects are less stringent than in the U.S. and other major markets. There also may be a lower level of monitoring and regulation of emerging markets and the activities of investors in such markets, and enforcement of existing regulations has been extremely limited. In addition, the securities of non-U.S. issuers generally are not registered with the SEC, nor are the issuers thereof usually subject to the SEC's reporting requirements. Accordingly, there may be less publicly available information about foreign securities and issuers than is available with respect to U.S. securities and issuers. Foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies. The Emerging Markets Fund's net investment income and/or capital gains from its foreign investment activities may be subject to non-U.S. withholding taxes.

In addition, brokerage commissions, custodial services and other costs relating to investment in foreign markets generally are more expensive than in the United States, particularly with respect to emerging markets. Such markets have different settlement and clearance procedures. In certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. The inability of the Emerging Markets Fund to make intended securities purchases due to settlement problems could cause the Emerging Markets Fund to miss attractive investment opportunities. Inability to dispose of a portfolio security caused by settlement problems could result either in losses to the Emerging Markets Fund due to subsequent declines in value of the portfolio security or, if the Emerging Markets Fund has entered into a contract to sell the security, could result in possible liability to the purchaser.

The securities markets of emerging countries are substantially smaller, less developed, less liquid and

                               Prospectus Page 18

                        GT GLOBAL EMERGING MARKETS FUND
                      GT GLOBAL LATIN AMERICA GROWTH FUND
more volatile than the securities markets of the developed countries. The risk also exists that an emergency situation may arise in one or more emerging markets as a result of which trading of securities may cease or may be substantially curtailed and prices for the Emerging Markets Fund's portfolio securities in such markets may not be readily available. Section 22(e) of the 1940 Act permits a registered investment company, such as the Emerging Markets Fund, to suspend redemption of its shares for any period during which an emergency exists, as determined by the SEC. Accordingly, when the Emerging Markets Fund believes that circumstances dictate, it will promptly apply to the SEC for a determination that such an emergency exists within the meaning of
Section 22(e) of the 1940 Act. During the period commencing from the Emerging Markets Fund's identification of such conditions until the date of any SEC action, the Emerging Markets Fund's portfolio securities in the affected markets will be valued at fair value determined in good faith by or under the direction of the Company's Board of Directors.

LATIN AMERICA GROWTH FUND. The Latin America Growth Fund is classified under the 1940 Act as a "non-diversified" fund. As a result, the Latin America Growth Fund will be able to invest in a fewer number of issuers than if it were classified under the 1940 Act as a "diversified" fund. To the extent that the Latin America Growth Fund invests in a smaller number of issuers, the value of its shares may fluctuate more widely and it may be subject to greater investment and credit risk with respect to its portfolio.

Investing in securities of Latin American issuers involves risks relating to potential political and economic instability of certain Latin American countries and the risks of expropriation, nationalization, confiscation of assets and property or the imposition of restrictions on foreign investment and on repatriation of capital invested. In the event of such expropriation, nationalization or other confiscation, the Latin America Growth Fund could lose its entire investment in any such country.

The securities markets of Latin American countries are substantially smaller, less developed, less liquid and more volatile than the major securities markets in the United States. Disclosure and regulatory standards are in many respects less stringent than U.S. standards. Furthermore, there is a lower level of monitoring and regulation of the markets and the activities of investors in such markets, and enforcement of existing regulations has been extremely limited.

The limited size of many Latin American securities markets and limited trading volume in issuers compared to volume of trading in U.S. securities could cause prices to be erratic for reasons apart from factors that affect the quality of the securities. For example, limited market size may cause prices to be unduly influenced by traders who control large positions. Adverse publicity and investors' perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of portfolio securities, especially in these markets.

Further, there is a risk that an emergency situation may arise in one or more Latin American markets as a result of which prices for portfolio securities in such markets may not be readily available. Accordingly, when the Latin America Growth Fund believes that circumstances dictate, it will follow the procedures as described above concerning the Emerging Markets Fund.

The economies of individual Latin American countries may differ favorably or unfavorably from the U.S. economy in such respects as the rate of growth of gross domestic product, the rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. Most Latin American countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have very negative effects on the economies and securities markets of certain Latin American countries. Furthermore, certain Latin American countries may impose withholding taxes on dividends payable to the Latin America Growth Fund at a higher rate than those imposed by other foreign countries. This may reduce the Latin America Growth Fund's investment income available for distribution to shareholders.

Companies in Latin America are subject to accounting, auditing and financial standards and requirements that differ, in some cases significantly, from those applicable to U.S. companies. There is substantially less publicly available information about Latin American companies and the governments of Latin American countries than there is about U.S. companies and the U.S. Government.

Certain Latin American countries are among the largest debtors to commercial banks and foreign

                               Prospectus Page 19

                        GT GLOBAL EMERGING MARKETS FUND
                      GT GLOBAL LATIN AMERICA GROWTH FUND
governments. At times certain Latin American countries have declared moratoria on the payment of principal and/or interest on external debt. The Fund may invest in debt securities, including Brady Bonds, issued as part of debt restructurings and such debt is to be considered speculative. There is a history of defaults with respect to commercial bank loans by public and private entities issuing Brady Bonds.

RISKS ASSOCIATED WITH DEBT SECURITIES. The value of the debt securities held by the Emerging Markets Fund or by the Latin America Growth Fund generally will vary inversely with market interest rates. If interest rates in a market fall, the Funds' debt securities issued by governments or companies in that market ordinarily will increase in value. If market interest rates increase, however, the debt securities owned by the Funds in that market will likely decrease in value.

The Emerging Markets Fund may invest up to 20% of its total assets in debt securities rated below investment grade and the Latin America Growth Fund may invest up to 50% of its total assets in debt securities of any rating. Such investments involve a high degree of risk.

Debt rated Baa by Moody's Investors Service, Inc. ("Moody's") is considered by Moody's to have speculative characteristics. Debt rated BB, B, CCC, CC or C by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P"), and debt rated Ba, B, Caa, Ca or C by Moody's is regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. While such lower quality debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions. Debt rated C by Moody's or S&P is the lowest rated debt that is not in default as to principal or interest and such issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing. Lower quality debt securities are also generally considered to be subject to greater risk than securities with higher ratings with regard to a deterioration of general economic conditions. These foreign debt securities are the equivalent of high yield, high risk bonds, commonly known as "junk bonds."

Ratings of debt securities represent the rating agency's opinion regarding their quality and are not a guarantee of quality. Rating agencies attempt to evaluate the safety of principal and interest payments and do not evaluate the risks of fluctuations in market value. Also, rating agencies may fail to make timely changes in credit ratings in response to subsequent events, so that an issuer's current financial condition may be better or worse than a rating indicates.

The market values of lower quality debt securities tend to reflect individual developments of the issuer to a greater extent than do higher quality securities, which react primarily to fluctuations in the general level of interest rates. In addition, lower quality debt securities tend to be more sensitive to economic conditions and generally have more volatile prices than higher quality securities. Issuers of lower quality securities are often highly leveraged and may not have available to them more traditional methods of financing. For example, during an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of lower quality securities may experience financial stress. During such periods, such issuers may not have sufficient revenues to meet their interest payment obligations. The issuer's ability to service its debt obligations may also be adversely affected by specific developments affecting the issuer, such as the issuer's inability to meet specific projected business forecasts or the unavailability of additional financing. Similarly, certain emerging market and Latin American governments that issue lower quality debt securities are among the largest debtors to commercial banks, foreign governments and supranational organizations such as the World Bank, and may not be able or willing to make principal and/or interest repayments as they come due. The risk of loss due to default by the issuer is significantly greater for the holders of lower quality securities because such securities are generally unsecured and may be subordinated to the claims of other creditors of the issuer.

Lower quality debt securities frequently have call or buy-back features which would permit an issuer to call or repurchase the security from the Funds. In addition, the Funds may have difficulty disposing of lower quality securities because they may have a thin trading market. There may be no established retail secondary market for many of these securities, and either Fund anticipates that such securities could be sold only to a limited number of dealers or institutional investors. The lack of a liquid secondary market also may have an adverse impact on market prices of such instruments and may

                               Prospectus Page 20

                        GT GLOBAL EMERGING MARKETS FUND
                      GT GLOBAL LATIN AMERICA GROWTH FUND
make it more difficult for the Funds to obtain accurate market quotations for purposes of valuing the Funds' portfolios. The Funds may also acquire lower quality debt securities during an initial underwriting or which are sold without registration under applicable securities laws. Such securities involve special considerations and risks.

In addition to the foregoing, factors that could have an adverse effect on the market value of lower quality debt securities in which the Funds may invest include: (i) potential adverse publicity; (ii) heightened sensitivity to general economic or political conditions; and (iii) the likely adverse impact of a major economic recession.

A Fund may also incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings, and a Fund may have limited legal recourse in the event of a default. Debt securities issued by governments in emerging or Latin American markets can differ from debt obligations issued by private entities in that remedies from defaults generally must be pursued in the courts of the defaulting government, and legal recourse is therefore somewhat diminished. Political conditions, in terms of a government's willingness to meet the terms of its debt obligations, also are of considerable significance. There can be no assurance that the holders of commercial bank debt may not contest payments to the holders of debt securities issued by governments in emerging or Latin American markets in the event of default by the governments under commercial bank loan agreements.

ILLIQUID SECURITIES. The Emerging Markets Fund may invest up to 15% of its net assets, and the Latin America Growth Fund may invest up to 10% of its net assets in securities for which no readily available market exists, so-called "Illiquid Securities." The Latin America Growth Fund may invest in joint ventures, cooperatives, partnerships and state enterprises and other similar vehicles which are illiquid (collectively, "Special Situations"). The Manager believes that carefully selected investments in Special Situations could enable the Latin America Growth Fund to achieve capital appreciation substantially exceeding the appreciation the Fund would realize if it did not make such investments. However, in order to limit investment risk, the Latin America Growth Fund will invest no more than 5% of it total assets in Special Situations.

Illiquid securities may be more difficult to value than liquid securities and the sale of illiquid securities generally will require more time and result in higher brokerage charges or dealer discounts and other selling expenses than the sale of liquid securities. Moreover, illiquid restricted securities often sell at a price lower than similar securities that are not subject to restrictions on resale.

CURRENCY RISK. Because the Emerging Markets Fund and the Latin America Growth Fund may invest substantially in securities denominated in currencies other than the U.S. dollar, and since the Funds may hold foreign currencies, each Fund will be affected favorably or unfavorably by exchange control regulations or changes in the exchange rates between such currencies and the U.S. dollar. Changes in currency exchange rates will influence the value of each Fund's shares, and also may affect the value of dividends and interest earned by the Funds and gains and losses realized by the Funds. Currencies generally are evaluated on the basis of fundamental economic criteria (e.g., relative inflation and interest rate levels and trends, growth rate forecasts, balance of payments status and economic policies) as well as technical and political data. Exchange rates are determined by the forces of supply and demand in the foreign exchange markets. These forces are affected by the international balance of payments and other economic and financial conditions, government intervention, speculation and other factors. If the currency in which a security is denominated appreciates against the U.S. dollar, the dollar value of the security will increase. Conversely, a decline in the exchange rate of the currency would adversely affect the value of the security expressed in dollars.

Many of the currencies of emerging market and Latin American countries have experienced steady devaluations relative to the U.S. dollar, and major devaluations have historically occurred in certain countries. Any devaluations in the currencies in which a Fund's portfolio securities are denominated may have a detrimental impact on the Fund.

Some countries also may have fixed currencies whose values against the U.S. dollar are not independently determined. In addition, there is a risk that certain countries may restrict the free conversion of their currencies into other currencies. Further, certain currencies may not be internationally traded.

OPTIONS, FUTURES AND FOREIGN CURRENCY TRANSACTIONS. Although either Fund is authorized to enter

                               Prospectus Page 21

                        GT GLOBAL EMERGING MARKETS FUND
                      GT GLOBAL LATIN AMERICA GROWTH FUND
into options, futures and forward currency transactions, a Fund might not enter into any such transactions. Options, futures and foreign currency transactions involve certain risks, which include: (1) dependence on the Manager's ability to predict movements in the prices of individual securities, fluctuations in the general securities markets and movements in interest rates and currency markets;
(2) imperfect correlation, or even no correlation, between movements in the price of forward contracts, options, futures contracts or options thereon and movements in the price of the currency or security hedged or used for cover; (3) the fact that skills and techniques needed to trade options, futures contracts and options thereon or to use forward currency contracts are different from those needed to select the securities in which the Funds invest; (4) lack of assurance that a liquid secondary market will exist for any particular option, futures contract or option thereon at any particular time; (5) the possible loss of principal under certain conditions; and (6) the possible inability of a Fund to purchase or sell a portfolio security at a time when it would otherwise be favorable for it to do so, or the possible need for a Fund to sell a security at a disadvantageous time, due to the need for the Fund to maintain "cover" or to set aside securities in connection with hedging transactions.

                               Prospectus Page 22

                        GT GLOBAL EMERGING MARKETS FUND
                      GT GLOBAL LATIN AMERICA GROWTH FUND

                                 HOW TO INVEST

--------------------------------------------------------------------------------

GENERAL. Shares of a Fund may be purchased through Financial Institutions, some of which may charge the investor a transaction fee. That fee will be in addition to the sales charge payable by the investor, with respect to Class A shares. Some of these Financial Institutions (or their designees) may be authorized to accept purchase orders on behalf of the Fund. All purchase orders will be executed at the public offering price next determined after the purchase order is received, which includes any applicable sales charge for Class A shares. Orders received by the Transfer Agent before the close of regular trading on the New York Stock Exchange ("NYSE") (currently 4:00 p.m. Eastern Time, unless weather, equipment failure or other factors contribute to an earlier closing time), on any Business Day will be executed at the public offering price for the applicable class of shares determined that day. Orders received by authorized institutions (or their designees) before the close of regular trading on the NYSE on a Business Day will be deemed to have been received by a Fund on such day and will be effected that day, provided that such orders are transmitted to the Transfer Agent prior to the time set for receipt of such orders. A "Business Day" is any day Monday through Friday on which the NYSE is open for business. Financial Institutions are responsible for forwarding the investor's order to the Transfer Agent so that it will be received prior to the required time.

The minimum initial investment is $500 ($100 for IRAs and $25 for custodial accounts under Section 403(b)(7) of the Internal Revenue Code of 1986, as amended (the "Code"), and other tax-qualified employer-sponsored retirement accounts, if made under a systematic investment plan providing for monthly payments of at least that amount). The minimum for additional purchases is $100 ($25 for IRAs, Code Section 403(b)(7) custodial accounts and other tax-qualified employer-sponsored retirement accounts, as mentioned above). THE FUNDS AND GT GLOBAL RESERVE THE RIGHT TO REJECT ANY PURCHASE ORDER AND TO SUSPEND THE OFFERING OF SHARES FOR A PERIOD OF TIME. In particular, the Funds and GT Global may reject purchase orders or exchanges by investors who appear to follow, in the Manager's judgment, a market-timing strategy or otherwise engage in excessive trading. See "How to Make Exchanges -- Limitations on Purchase Orders and Exchanges."

WHEN PLACING PURCHASE ORDERS, INVESTORS SHOULD SPECIFY WHETHER THE ORDER IS FOR CLASS A OR CLASS B SHARES OF A FUND. ALL PURCHASE ORDERS THAT FAIL TO SPECIFY A CLASS WILL AUTOMATICALLY BE INVESTED IN CLASS A SHARES. PURCHASES OF $500,000 OR MORE MUST BE FOR CLASS A SHARES.

PURCHASES THROUGH GT GLOBAL. After an initial investment is made and a shareholder account is established through a Financial Institution, at the investor's option, subsequent purchases may be made directly through GT Global. See "Shareholder Account Manual." Investors may also make an initial investment in a Fund and establish a shareholder account directly through GT Global by completing and signing an Account Application accompanying this Prospectus. Investors should mail to the Transfer Agent the completed Application together with a check to cover the purchase in accordance with the instructions provided in the Shareholder Account Manual. Purchases will be executed at the public offering price next determined after the Transfer Agent has received the Account Application and check. Subsequent investments do not need to be accompanied by an application.

Investors also may purchase shares of the Funds through GT Global by bank wire. Bank wire purchases will be effected at the next determined public offering price after the bank wire is received. A wire investment is considered received when the Transfer Agent is notified that the bank wire has been credited to a Fund. The investor is responsible for providing prior telephonic or facsimile notice to the Transfer Agent that a bank wire is being sent. An investor's bank may charge a service fee for wiring money to the Funds. The Transfer Agent currently does not charge a service fee for facilitating wire purchases, but reserves the right to do so in the future. Investors desiring to open an account by bank wire should call the Transfer Agent at the appropriate toll-free number provided in the Shareholder Account Manual to obtain an account number and detailed instructions.

CERTIFICATES. Physical certificates representing a Fund's shares will not be issued unless a written request is submitted to the Transfer Agent. Shares of a Fund are recorded on a register by the Transfer Agent, and shareholders who do not elect to

                               Prospectus Page 23

                        GT GLOBAL EMERGING MARKETS FUND
                      GT GLOBAL LATIN AMERICA GROWTH FUND
receive certificates have the same rights of ownership as if certificates had been issued to them. Redemptions and exchanges by shareholders who hold certificates may take longer to effect than similar transactions involving non-certificated shares because the physical delivery and processing of properly executed certificates is required. ACCORDINGLY, THE FUNDS AND GT GLOBAL RECOMMEND THAT SHAREHOLDERS DO NOT REQUEST ISSUANCE OF CERTIFICATES.

DIFFERENCES BETWEEN THE CLASSES. The primary difference between the classes of each Fund's shares offered through this Prospectus lies in their sales charge structures and ongoing expenses, as summarized below. Class A and Class B shares of a Fund represent interests in the same Fund and have the same rights, except that each class bears the separate expenses of its 12b-1 distribution plan and has exclusive voting rights with respect to such plan, each class can experience other minor expense differences and, in addition to different sales charges, each class has a separate exchange privilege.

The decision as to which class of shares is more beneficial to an investor depends on the amount invested, the intended length of time the investment is held and the investor's personal situation. Large investments may qualify for a reduced Class A sales charge. Investors in Class B shares have 100% of the purchase invested immediately. Consult your financial adviser. Financial Institutions may receive different levels of compensation for selling a particular class of shares.

ADVISOR CLASS SHARES. Advisor Class shares are offered through a separate prospectus to (a) trustees or other fiduciaries purchasing shares for employee benefit plans that are sponsored by organizations that have at least 1,000 employees; (b) any account with assets of at least $10,000 if (i) a financial planner, trust company, bank trust department or registered investment adviser has investment discretion over the account and (ii) the account holder pays such person as compensation for its advice and other services an annual fee of at least .50% of the assets in the account; (c) any account with assets of at least $10,000 if (i) the account is established under a "wrap fee" program and (ii) the account holder pays the sponsor of the program an annual fee of at least
 .50% of the assets in the account; (d) accounts advised by one of the companies composing or affiliated with Liechtenstein Global Trust; (e) any of those companies; and (f) GT Global New Dimension Fund.

                           PURCHASING CLASS A SHARES

Each Fund's public offering price for Class A shares is the next determined net asset value per share (see "Calculation of Net Asset Value") plus a sales charge determined in accordance with the following schedule:

                       SALES CHARGE AS PERCENTAGE OF         DEALER
AMOUNT OF                                                REALLOWANCE AS
PURCHASE               ------------------------------     PERCENTAGE OF
AT THE PUBLIC            OFFERING           NET           THE OFFERING
OFFERING PRICE             PRICE        INVESTMENT            PRICE
---------------------  -------------  ---------------  -------------------
Less than $50,000....          4.75%           4.99%              4.25%
$50,000 but less than
  $100,000...........          4.00%           4.17%              3.50%
$100,000 but less
  than $250,000......          3.00%           3.09%              2.75%
$250,000 but less
  than $500,000......          2.00%           2.04%              1.75%
$500,000
  or more............          0.00%           0.00%+           *

------------------
* GT Global will pay the following commissions to broker/ dealers that initiate and are responsible for purchases by any single purchaser of Class A shares of $500,000 or more in the aggregate: 1.00% of the purchase amount up to $3 million, plus 0.50% on the excess over $3 million. For purposes of determining the appropriate commission to be paid in connection with the transaction, GT Global will combine purchases made by a broker/dealer on behalf of a single client so that the broker/dealer's commission, as outlined above, will be based on the aggregate amount of such client's share purchases over a rolling twelve month period from the date of the transaction.
+ All shares purchased without a sales charge based on the aggregate purchase amount equalling at least $500,000 will be subject to a contingent deferred sales charge for the first year after their purchase equal to 1% of the lower of the original purchase price or the net asset value of such shares at the time of redemption. See "Contingent Deferred Sales Charge -- Class A Shares."

From time to time, GT Global may reallow to broker/ dealers the full amount of the sales charge or may pay out additional amounts to broker/dealers who sell Class A shares. In some instances, GT Global may offer these reallowances or additional payments only to broker/dealers that have sold or may sell significant amounts of Class A shares. To the extent that GT Global reallows the full amount of the sales charge to broker/dealers, such broker/dealers may be deemed to be underwriters under the Securities Act of 1933, as amended. These Commissions may also be paid to broker/dealers and other financial institutions that initiate purchases of at least $500,000 made pursuant to sales charge waivers (i) and (vii) described below under "Sales Charge Waivers -- Class A Shares."

The following purchases may be aggregated for purposes of determining the "Amount of Purchase":

(a) Individual purchases on behalf of a single purchaser, the purchaser's spouse and their children under the age of 21 years, including purchases in connection with an employee benefit plan or

                               Prospectus Page 24

                        GT GLOBAL EMERGING MARKETS FUND
                      GT GLOBAL LATIN AMERICA GROWTH FUND
plans exclusively for the benefit of such individual(s), such as an IRA, individual Code Section 403(b) plan or single-participant, self-employed individual retirement plan ("Keogh Plan") and purchases made by a company controlled by such individual(s);

(b) Individual purchases by a trustee or other fiduciary purchasing shares for a single trust estate or a single fiduciary account, including an employee benefit plan (such as employer-sponsored pension, profit-sharing and stock bonus plans, including Code Section 401(k) plans, and medical, life and disability insurance trusts) other than a plan described in "(a)" above; and

(c) Individual purchases by a trustee or other fiduciary purchasing shares concurrently for two or more employee benefit plans of a single employer or of employers affiliated with each other (again excluding an employee benefit plan described in "(a)" above).

SALES CHARGE WAIVERS -- CLASS A SHARES. Class A shares are sold at net asset value without imposition of sales charges when investments are made by the following classes of investors:

(i) Trustees or other fiduciaries purchasing shares for employee benefit plans which are sponsored by organizations which have at least 100 but less than 1,000 employees, and trustees or other fiduciaries purchasing shares for employee benefit plans which are sponsored by organizations with collective retirement plan assets of $500,000 or more and have less than 100 employees, and purchases of at least $500,000 by trustees or other fiduciaries of employee benefit plans with collective retirement plan assets of $100 million or more.

(ii) Current or retired Trustees, Directors and officers of the investment companies for which the Manager serves as investment manager and/or administrator; employees or retired employees of the companies composing Liechtenstein Global Trust or affiliated companies of Liechtenstein Global Trust; the children, siblings and parents of the persons in the foregoing categories; and trusts primarily for the benefit of such persons.

(iii) Registered representatives or full-time employees of broker/dealers which have entered into dealer agreements with GT Global, and the children, siblings and parents of such persons, and employees of financial institutions that directly, or through their affiliates, have entered into dealer agreements with GT Global (or that otherwise have an arrangement with respect to sales of Fund shares with a broker/dealer that has entered into a dealer agreement with GT Global) and the children, siblings and parents of such employees.
(iv) Companies exchanging shares with or selling assets to one or more of the GT Global Mutual Funds pursuant to a merger, acquisition or exchange offer.

(v) Shareholders of any of the GT Global Mutual Funds as of April 30, 1987 who since that date continually have owned shares of one or more of the GT Global Mutual Funds.

(vi) Purchases made through the automatic investment of dividends and other distributions paid by any of the other GT Global Mutual Funds.

(vii) Registered investment advisers, trust companies and bank trust departments exercising discretionary investment authority with respect to the money to be invested in the GT Global Mutual Funds provided that the aggregate amount invested pursuant to this sales charge waiver is at least $500,000.

(viii) Clients of administrators of tax-qualified employee benefit plans which have entered into agreements with GT Global.

(ix) Retirement plan participants who borrow from their retirement accounts by redeeming GT Global Mutual Fund shares and subsequently repay such loans via a purchase of a Fund's shares.

(x) Retirement plan participants who receive distributions from a tax-qualified employer-sponsored retirement plan which is invested in GT Global Mutual Funds, the proceeds of which are reinvested in the Fund's shares.

(xi) Accounts for which a Financial Institution charges an account management fee, provided the Financial Institution has entered into an agreement with GT Global regarding such accounts.

(xii) Certain former AMA Investment Advisers' shareholders who became shareholders of the GT Global Health Care Fund in October 1989, and who have continuously held shares in the GT Global Mutual Funds since that time.

REINSTATEMENT PRIVILEGE. Shareholders who redeem their Class A shares in a Fund have a one-time privilege of reinstating their investment by investing the proceeds of the redemption at net asset value without a sales charge in Class A shares of the Fund and/or one or more of the other GT Global Mutual Funds. The Transfer Agent must receive from the investor or the investor's broker/dealer within 180 days after the date of the redemption both a written request for reinvestment and a check not exceeding the amount of the redemption proceeds. The reinstatement purchase

                               Prospectus Page 25

                        GT GLOBAL EMERGING MARKETS FUND
                      GT GLOBAL LATIN AMERICA GROWTH FUND
will be effected at the net asset value per share next determined after such receipt. Gain on the redemption is taxable notwithstanding exercise of the reinvestment privilege (although loss thereon might not be deductible as a result of such exercise). See "Dividends, Other Distributions and Federal Income Taxation."

REDUCED SALES CHARGE PLANS -- CLASS A SHARES. Class A shares of the Funds may be purchased at reduced sales charges either through the Right of Accumulation or under a Letter of Intent. Investors should contact their Financial Institution or the Transfer Agent for more information.

RIGHT OF ACCUMULATION. Pursuant to the Right of Accumulation, investors are permitted to purchase shares of the Funds at the sales charge applicable to the total of (a) the dollar amount then being purchased plus (b) the dollar amount of the investor's concurrent purchases of other GT Global Mutual Funds (other than GT Global Dollar Fund) plus (c) the price of all shares of GT Global Mutual Funds (other than shares of GT Global Dollar Fund not acquired by exchange) already held by the investor. To receive the Right of Accumulation, at the time of purchase investors must give their Financial Institution, the Transfer Agent or GT Global sufficient information to permit confirmation of qualification. THE FOREGOING RIGHT OF ACCUMULATION APPLIES ONLY TO CLASS A SHARES OF THE FUNDS AND OTHER GT GLOBAL MUTUAL FUNDS (OTHER THAN GT GLOBAL DOLLAR FUND).

LETTER OF INTENT. In executing a Letter of Intent ("LOI") an investor indicates an aggregate investment amount he or she intends to invest in Class A shares of the Funds and the Class A shares of other GT Global Mutual Funds (other than shares of GT Global Dollar Fund) in the following thirteen months. The LOI is included as part of the Account Application located at the end of this Prospectus. The sales charge applicable to that aggregate amount then becomes the applicable sales charge on all purchases made concurrently with the execution of the LOI and in the thirteen months following that execution. If an investor executes an LOI within 90 days of a prior purchase of GT Global Mutual Fund Class A shares (other than GT Global Dollar Fund), the prior purchase may be included under the LOI and an appropriate adjustment, if any, with respect to the sales charges paid by the investor in connection with the prior purchase will be made, based on the then-current net asset value(s) of the pertinent Fund(s).

If at the end of the thirteen month period covered by the LOI the total amount of purchases does not equal the amount indicated, the investor will be required to pay the difference between the sales charges paid at the reduced rate and the sales charges applicable to the purchases actually made. Shares having a value equal to 5% of the amount specified in the LOI will be held in escrow during the thirteen month period (while remaining registered in the investor's name) and are subject to redemption to assure any necessary payment to GT Global of a higher applicable sales charge.

Investors should be aware that either Fund may, in the future, suspend the offering of its shares although not for previously established LOIs. The Latin America Growth Fund has previously suspended the offering of its shares. If all ongoing sales of either Fund shares are suspended, however, an LOI executed in connection with the offering of that Fund's shares may continue to be completed by the purchase of shares of one or more other GT Global Mutual Funds (other than GT Global Dollar Fund).

For purposes of an LOI, any registered investment adviser, trust company or bank trust department which exercises investment discretion and which intends within thirteen months to invest $500,000 or more can be treated as a single purchaser, provided further that such entity places all purchase and redemption orders. Such entities should be prepared to establish their qualifications for such treatment. THE FOREGOING LOI APPLIES ONLY TO CLASS A SHARES OF THE FUNDS AND OTHER GT GLOBAL MUTUAL FUNDS (OTHER THAN GT GLOBAL DOLLAR FUND).

CONTINGENT DEFERRED SALES CHARGE -- CLASS A SHARES. Purchases of Class A shares of $500,000 or more may be made without a sales charge. If a shareholder within one year after the date of purchase redeems any Class A shares that were purchased without a sales charge by reason of a purchase of $500,000 or more, a contingent deferred sales charge of 1% of the lower of the original purchase price or the net asset value of such shares at the time of redemption will be charged. Class A shares will not be subject to the contingent deferred sales charge to the extent that the value of such shares represents (1) reinvestment of dividends or other distributions or (2) shares redeemed more than one year after their purchase. Such shares purchased without a sales charge may be exchanged for Class A shares of another GT Global Mutual Fund (other than GT Global Dollar Fund) without the imposition of a contingent deferred sales charge, although the contingent deferred sales charge described above will apply to the redemption of the shares acquired through an exchange. The waivers set forth under "Contingent Deferred Sales Charge Waivers" below apply to

                               Prospectus Page 26

                        GT GLOBAL EMERGING MARKETS FUND
                      GT GLOBAL LATIN AMERICA GROWTH FUND
redemptions of Class A shares upon which a contingent deferred sales charge would otherwise be imposed. For federal income tax purposes, the amount of the contingent deferred sales charge will reduce the gain or increase the loss, as the case may be, realized on a redemption. The amount of any contingent deferred sales charge will be paid to GT Global.

                           PURCHASING CLASS B SHARES

Each Fund's public offering price for Class B shares is the next determined net asset value per share. See "Calculation of Net Asset Value." No initial sales charge is imposed. A contingent deferred sales charge, however, is imposed on certain redemptions of Class B shares. Because Class B shares are sold without an initial sales charge, the Fund receives the full amount of the investor's purchase payment. Class B shares may not be purchased for a Savings Incentive Match Plan for Employees IRA ("SIMPLE IRA") for which a designated financial institution was selected by the employer on Form 5305-SIMPLE. However, Class B shares may be purchased for SIMPLE IRAs using Form 5304-SIMPLE. In addition, Class A shares may be purchased for all SIMPLE IRAs.

Class B shares will not be subject to a contingent deferred sales charge to the extent that the value of such shares represents: (1) reinvestment of dividends or other gain distributions or (2) shares redeemed more than six years after their purchase. Redemptions of most other Class B shares will be subject to a contingent deferred sales charge. See "Contingent Deferred Sales Charge Waivers." The amount of any applicable contingent deferred sales charge will be calculated by multiplying the lesser of the original purchase price or the net asset value of such shares at the time of redemption by the applicable percentage shown in the table below.

                               CONTINGENT DEFERRED SALES
                               CHARGE AS A PERCENTAGE OF
                                THE LESSER OF NET ASSET
                               VALUE AT REDEMPTION OR THE
REDEMPTION DURING               ORIGINAL PURCHASE PRICE
-----------------------------  --------------------------
1st Year Since Purchase......              5%
2nd Year Since Purchase......              4%
3rd Year Since Purchase......              3%
4th Year Since Purchase......              3%
5th Year Since Purchase......              2%
6th Year Since Purchase......              1%
Thereafter...................              0%

In determining whether a contingent deferred sales charge is applicable, it will be assumed that the redemption is made first of shares acquired pursuant to the reinvestment of dividends and other distributions; then of shares purchased seven years or more prior to the redemption; and finally of shares held for the longest period of time within the applicable six-year period. For shares acquired in an exchange, the length of the holding period will be measured from the date of original purchase.

For example, assume an investor purchased 100 shares at $10 per share for a cost of $1,000. Subsequently, the shareholder acquired 15 additional shares through dividend reinvestment. During the second year after the purchase, the investor decided to redeem $500 of his or her investment. Assuming at the time of the redemption a net asset value of $11 per share, the value of the investor's shares would be $1,265 (115 shares at $11 per share). The contingent deferred sales charge would not be applied to the value of the reinvested dividend shares. Therefore, the 15 shares currently valued at $165 would be redeemed without a contingent deferred sales charge. The number of shares needed to fund the remaining $335 of the redemption would equal 30.455. Using the lower of cost or market price to determine the contingent deferred sales charge the original purchase price of $10 per share would be used. The contingent deferred sales charge calculation would therefore be 30.455 shares times $10 per share at a contingent deferred sales charge rate of 4% (the applicable rate in the second year after purchase) for a total contingent deferred sales charge of $12.18.

Class B shares that are acquired pursuant to the exchange privilege during a tender offer by GT Global Floating Rate Fund, Inc. ("Floating Rate Fund") will be subject, in lieu of the contingent deferred sales charge described above, to a contingent deferred sales charge equivalent to the early withdrawal charge on the common stock of the Floating Rate Fund. The purchase of Class B shares of the Fund will be deemed to have occurred at the time of the initial purchase of the Floating Rate Fund's common stock.

For federal income tax purposes, the amount of the contingent deferred sales charge will reduce the gain or increase the loss, as the case may be, realized on a redemption. The amount of any contingent deferred sales charge will be paid to GT Global.

                           CONTINGENT DEFERRED SALES
                                 CHARGE WAIVERS

The contingent deferred sales charge will be waived for: (1) exchanges, as described below; (2) redemptions in connection with each Fund's systematic withdrawal plan not in excess of 12% of the value of the account annually; (3) total or partial redemptions made within one year following the death or disability of a shareholder; (4) minimum required distributions made in connection with a GT Global,

                               Prospectus Page 27

                        GT GLOBAL EMERGING MARKETS FUND
                      GT GLOBAL LATIN AMERICA GROWTH FUND
IRA, Keogh Plan or custodial account under Section 403(b) of the Code or other retirement plan following attainment of age 70 1/2; (5) total or partial redemptions resulting from a distribution following retirement in the case of a tax-qualified employer-sponsored retirement plan; (6) when a redemption results from a tax-free return of an excess contribution pursuant to Section 408(d)(4) or (5) of the Code or from the death or disability of the employee; (7) a one-time reinvestment in Class B shares of the Fund within 180 days of a prior redemption; (8) redemptions pursuant to the Fund's right to liquidate a shareholder's account involuntarily; (9) redemptions pursuant to distributions from a tax-qualified employer-sponsored retirement plan, which is invested in GT Global Mutual Funds, which are permitted to be made without penalty pursuant to the Code (other than tax-free rollovers or transfers of asset) and the proceeds of which are reinvested in GT Global Mutual Funds; (10) redemptions made in connection with participant-directed exchanges between options in an employer-sponsored benefit plan; (11) redemptions made for the purpose of providing cash to fund a loan to a participant in a tax-qualified retirement plan; (12) redemptions made in connection with a distribution from any retirement plan or account that is permitted in accordance with the provisions of Section 72(t)(2) of the Code and the regulations promulgated thereunder; (13) redemptions made in connection with a distribution from any retirement plan or account that involves the return of an excess deferral amount pursuant to
Section 401(k)(8) or Section 402(g)(2) of the Code of the return of excess aggregate contributions pursuant to Section 401(m)(6) of the Code; (14) redemptions made in connection with a distribution from a qualified profit-sharing or stock bonus plan described in Section 401(k) of the Code to a participant or beneficiary under Section 401(k)(2)(B)(IV) of the Code upon hardship of the covered employee (determined pursuant to Treasury Regulation section 1.401(k)-1(d)(2); and (15) redemptions made by or for the benefit of certain states, counties or cities, or any instrumentalities, departments or authorities thereof where such entities are prohibited or limited by applicable law from paying a sales charge or commission.

                         PROGRAMS APPLICABLE TO CLASS A
                               AND CLASS B SHARES

AUTOMATIC INVESTMENT PLAN. Investors may purchase either Class A or Class B shares of the Emerging Markets Fund or Latin America Growth Fund through the GT Global Automatic Investment Plan. Under this Plan, an amount specified by the shareholder of $100 or more (or $25 for IRAs, Code Section 403(b)(7) custodial accounts and other tax-qualified employer-sponsored retirement accounts) on a monthly or quarterly basis will be sent to the Transfer Agent from the investor's bank for investment in either the Emerging Markets Fund or Latin America Growth Fund. Investors should be aware that the Emerging Markets Fund or Latin America Growth Fund may suspend the offering of its shares in the future, although not the previously established Automatic Investment Plans. If a suspension of all sales is made, automatic investments will not be accepted until the offering is recommenced. Participants in the Automatic Investment Plan should not elect to receive dividends or other distributions from the Funds in cash. A sales charge will be applied to each automatic monthly purchase of Class A shares in an amount determined in accordance with the Right of Accumulation privilege described above. To participate in the Automatic Investment Plan, investors should complete the appropriate portion of the Supplemental Application provided at the end of this Prospectus. Investors should contact their Financial Institution or GT Global for more information.

DOLLAR COST AVERAGING PROGRAM. Investors may purchase either Class A or Class B shares of a Fund through the GT Global Dollar Cost Averaging Program whereby a shareholder invests the same dollar amount each month. Accordingly, the investor purchases more shares when a Fund's net asset value is relatively low and fewer shares when a Fund's net asset value is relatively high. This can result in a lower average cost-per-share than if the shareholder followed a less systematic approach. Dollar cost averaging does not assure a profit and does not protect against loss in declining markets. Because such a program involves continuous investment in securities regardless of fluctuating price levels of such securities, investors should consider their financial ability to continue purchases when prices are declining.

A participant in the GT Global Dollar Cost Averaging Program first designates the size of his or her monthly investment in a Fund ("Monthly Investment") after participation in the Program begins. The Monthly Investment must be at least $1,000. The investor then will make an initial investment of at least $10,000 in the GT Global Dollar Fund. Thereafter, each month an amount equal to the specified Monthly Investment automatically will be redeemed from the GT Global Dollar Fund and invested in Fund shares. A sales charge will be applied to each automatic monthly purchase of Class A Fund shares in an amount determined in

                               Prospectus Page 28

                        GT GLOBAL EMERGING MARKETS FUND
                      GT GLOBAL LATIN AMERICA GROWTH FUND
accordance with the Right of Accumulation privilege described above. Investors should be aware that the Emerging Markets Fund or Latin America Growth Fund may suspend the offering of its shares in the future, although not for shareholders who are participants in the Dollar Cost Averaging Program at that time. If a suspension of all sales is made, the Funds will not accept Monthly Investments. Investors should contact their Financial Institution or GT Global for more information.

PORTFOLIO REBALANCING PROGRAM. The GT Global Portfolio Rebalancing Program ("Program") permits eligible shareholders to establish and maintain an allocation across a range of GT Global Mutual Funds. The Program automatically rebalances holdings of GT Global Mutual Funds to the established allocation on a periodic basis. Under the Program, a shareholder may predesignate, on a percentage basis, how the total value of his or her holdings in a minimum of two, and a maximum of ten, GT Global Mutual Funds ("Personal Portfolio") is to be rebalanced on a monthly, quarterly, semiannual, or annual basis.

Rebalancing under the Program will be effected through the exchange of shares of one or more GT Global Mutual Funds in the shareholder's Personal Portfolio for shares of the same class(es) of one or more other GT Global Mutual Funds in the shareholder's Personal Portfolio. See "How to Make Exchanges." If shares of the GT Global Mutual Fund(s) in a shareholder's Personal Portfolio have appreciated during a rebalancing period, the Program will result in shares of GT Global Mutual Fund(s) that have appreciated most during the period being exchanged for shares of GT Global Mutual Fund(s) that have appreciated least. SUCH EXCHANGES ARE NOT TAX-FREE AND MAY RESULT IN A SHAREHOLDER'S REALIZING A GAIN OR LOSS, AS THE CASE MAY BE, FOR FEDERAL INCOME TAX PURPOSES. See "Dividends, Other Distributions and Federal Income Taxation." Participation in the Program does not assure that a shareholder will profit from purchases under the Program, nor does it prevent or lessen losses in a declining market.

The Program will automatically rebalance the shareholder's Personal Portfolio on the 28th day of the last month of the period chosen (or the immediately preceding business day if the 28th is not a business day), subject to any limitations below. The Program will not execute an exchange if the variance in a shareholder's Personal Portfolio for a particular Fund would be 2% or less. In predesignating percentages, shareholders must use whole percentages and totals must equal 100%. Shareholders participating in the Program may not request issuance of physical certificates representing a Fund's shares. Exchanges made under the Program are not subject to the four free exchanges per year limitation. The Funds and GT Global reserve the right to modify, suspend, or terminate the Program at any time on 60 days' prior written notice to shareholders. A request to participate in the Program must be received in good order at least five business days prior to the next rebalancing date. Once a shareholder establishes the Program for his or her Personal Portfolio, a shareholder cannot cancel or change which rebalancing frequency, which Funds or what allocation percentages are assigned to the Program, unless canceled or changed in writing and received by the Transfer Agent in good order at least five business days prior to the rebalancing date. Shareholders participating in the Program may also participate in the Right of Accumulation, Letter of Intent, and Dollar Cost Averaging programs. Certain Financial Institutions may charge a fee for establishing accounts relating to the Program. Investors should contact their Financial Institution or GT Global for more information.

                               Prospectus Page 29

                        GT GLOBAL EMERGING MARKETS FUND
                      GT GLOBAL LATIN AMERICA GROWTH FUND

                             HOW TO MAKE EXCHANGES

--------------------------------------------------------------------------------

Shares of a Fund may be exchanged for shares of the same class of any other GT Global Mutual Fund based on their respective net asset values, without imposition of any sales charges, provided that the registration remains identical. EXCHANGES ARE NOT TAX-FREE AND MAY RESULT IN A SHAREHOLDER'S REALIZING A GAIN OR LOSS, AS THE CASE MAY BE, FOR FEDERAL INCOME TAX PURPOSES. See "Dividends, Other Distributions and Federal Income Taxation."

In addition to the Funds, the GT Global Mutual Funds currently include:

   -- GT GLOBAL AMERICA MID CAP GROWTH FUND
   -- GT GLOBAL AMERICA SMALL CAP GROWTH FUND
   -- GT GLOBAL AMERICA VALUE FUND
   -- GT GLOBAL CONSUMER PRODUCTS AND
       SERVICES FUND
   -- GT GLOBAL DEVELOPING MARKETS FUND
   -- GT GLOBAL DOLLAR FUND
   -- GT GLOBAL EUROPE GROWTH FUND
   -- GT GLOBAL FINANCIAL SERVICES FUND
   -- GT GLOBAL GOVERNMENT INCOME FUND
   -- GT GLOBAL GROWTH & INCOME FUND
   -- GT GLOBAL HEALTH CARE FUND
   -- GT GLOBAL HIGH INCOME FUND
   -- GT GLOBAL INFRASTRUCTURE FUND
   -- GT GLOBAL INTERNATIONAL GROWTH FUND
   -- GT GLOBAL JAPAN GROWTH FUND
   -- GT GLOBAL NATURAL RESOURCES FUND
   -- GT GLOBAL NEW DIMENSION FUND
   -- GT GLOBAL NEW PACIFIC GROWTH FUND
   -- GT GLOBAL STRATEGIC INCOME FUND
   -- GT GLOBAL TELECOMMUNICATIONS FUND
   -- GT GLOBAL WORLDWIDE GROWTH FUND

Up to four exchanges each year may be made without charge. A $7.50 service charge will be imposed on each subsequent exchange. If an investor does not surrender all of his or her shares in an exchange, the remaining balance in the investor's account after the exchange must be at least $500. Exchange requests received in good order by the Transfer Agent before the close of regular trading on the NYSE on any Business Day will be processed at the net asset value calculated on that day. The terms of the exchange offer may be modified at any time, on 60 days' prior written notice.

An investor interested in making an exchange should contact his or her Financial Institution or the Transfer Agent to request the prospectus of the other GT Global Mutual Fund(s) being considered. Certain Financial Institutions may charge a fee for handling exchanges.

EXCHANGES BY TELEPHONE. A shareholder may give exchange information to the shareholder's Financial Institution or to the Transfer Agent by telephone at the appropriate toll-free number provided in the Shareholder Account Manual. Exchange orders will be accepted by telephone provided that the exchange involves only uncertificated shares on deposit in the shareholder's account or for which certificates have previously been deposited. Shareholders automatically have telephone privileges to authorize exchanges. The Funds, GT Global and the Transfer Agent will not be liable for any loss or damage for acting in good faith upon instructions received by telephone and reasonably believed to be genuine. The Funds employ reasonable procedures to confirm that instructions communicated by telephone are genuine prior to acting upon instructions received by telephone, including requiring some form of personal identification, providing written confirmation of such transactions, and/or tape recording of telephone instructions.

EXCHANGES BY MAIL. Exchange orders should be sent by mail to the shareholder's Financial Institution or to the Transfer Agent at the address set forth in the Shareholder Account Manual.

LIMITATIONS ON PURCHASE ORDERS AND EXCHANGES. The GT Global Mutual Funds are not intended to serve as vehicles for frequent trading in response to short-term fluctuations in the market. Due to the disruptive effect that market-timing investment strategies and excessive trading can have on efficient portfolio management, each GT Global Mutual Fund and GT Global reserve the right to refuse purchase orders and exchanges by any person or group, if, in the Manager's judgment, such person or group was following a market-timing strategy or was otherwise engaging in excessive trading.

In addition, each GT Global Mutual Fund and GT Global reserve the right to refuse purchase orders and exchanges by any person or group if, in the Manager's judgment, the Fund would not be able to invest the money effectively in accordance with that Fund's investment objective and policies or would otherwise potentially be adversely affected. Although a GT Global Mutual Fund will attempt to give investors prior notice whenever it is reasonably able to do so, it may impose the above restrictions at any time.

Finally, as described above, each GT Global Mutual Fund and GT Global reserve the right to reject any purchase order.

                               Prospectus Page 30

                        GT GLOBAL EMERGING MARKETS FUND
                      GT GLOBAL LATIN AMERICA GROWTH FUND

                              HOW TO REDEEM SHARES

--------------------------------------------------------------------------------

Fund shares may be redeemed at their net asset value (subject to any applicable contingent deferred sales charge for Class B shares or, in limited circumstances, Class A shares) and redemption proceeds will be sent within seven days of the execution of a redemption request. If a redeeming shareholder owns more than one class of shares, the shareholder must specify the class of shares to be redeemed.

REDEMPTIONS THROUGH FINANCIAL INSTITUTIONS. Shareholders with accounts at Financial Institutions who sell shares of the Funds may submit redemption requests to such Financial Institutions. If the shares are held in the name of the Financial Institution, the redemption must be made through the Financial Institution. Financial Institutions may honor a redemption request either by repurchasing shares from a redeeming shareholder at the net asset value next determined after the Financial Institution receives the request or, as described below, by forwarding such requests to the Transfer Agent (see "How to Redeem Shares -- Redemptions Through the Transfer Agent"). Redemption proceeds normally will be paid by check or, if offered by the Financial Institution, credited to the shareholder's account at the Financial Institution at the election of the shareholder. Financial Institutions may impose a service charge for handling redemption transactions placed through them and may have other requirements concerning redemptions. Accordingly, shareholders should contact their Financial Institution for more details.

REDEMPTIONS THROUGH THE TRANSFER AGENT. Redemption requests may be transmitted to the Transfer Agent by telephone or by mail, in accordance with the instructions provided in the Shareholder Account Manual. Redemptions will be effected at the net asset value (less any applicable contingent deferred sales charge for Class B shares or, in limited circumstances, Class A shares) next determined after the Transfer Agent has received the request or after an Authorized Institution has received the request, provided that the request is transmitted to the Transfer Agent prior to the time set for receipt of such redemption requests. Redemptions will only be effected if the request is received in good order and accompanied by any required supporting documentation. Redemption requests will not require a signature guarantee if the redemption proceeds are to be sent either: (i) to the redeeming shareholder at the shareholder's address of record as maintained by the Transfer Agent, provided the shareholder's address of record has not been changed within the preceding fifteen days; or (ii) directly to a pre-designated bank, savings and loan or credit union account ("Pre-Designated Account"). ALL OTHER REDEMPTION REQUESTS MUST BE ACCOMPANIED BY A SIGNATURE GUARANTEE OF THE REDEEMING SHAREHOLDER'S SIGNATURE. A signature guarantee can be obtained from any bank, U.S. trust company, a member firm of a U.S. stock exchange or a foreign branch of any of the foregoing or other eligible guarantor institution. A notary public is not an acceptable guarantor. A shareholder with questions concerning the Funds' signature guarantee requirement should contact the Transfer Agent.

Shareholders may qualify to have redemption proceeds sent to a Pre-Designated Account by completing the appropriate section of the Account Application at the end of this Prospectus. Shareholders with Pre-Designated Accounts should request that redemption proceeds be sent either by bank wire or by check. The minimum redemption amount for a bank wire is $500. Shareholders requesting a bank wire should allow two business days from the time the redemption request is effected for the proceeds to be deposited in the shareholder's Pre-Designated Account. See "How to Redeem Shares -- Other Important Redemption Information." Shareholders may change their Pre-Designated Accounts only by a letter of instruction to the Transfer Agent containing all account signatures, each of which must be guaranteed. The Transfer Agent currently does not charge a bank wire service fee on each wire redemption sent, but reserves the right to do so in the future. The shareholder's bank may charge a bank wire service fee.

REDEMPTIONS BY TELEPHONE. Redemption requests may be made by telephone by calling the Transfer Agent at the appropriate toll-free number provided in the Shareholder Account Manual.

                               Prospectus Page 31

                        GT GLOBAL EMERGING MARKETS FUND
                      GT GLOBAL LATIN AMERICA GROWTH FUND
Shareholders who hold certificates for shares may not redeem by telephone. REDEMPTION REQUESTS MAY NOT BE MADE BY TELEPHONE FOR FIFTEEN DAYS FOLLOWING ANY CHANGE OF THE SHAREHOLDER'S ADDRESS OF RECORD.

Shareholders automatically have telephone privileges to authorize redemptions. The Funds, GT Global and the Transfer Agent will not be liable for any loss or damage for acting in good faith upon instructions received by telephone and reasonably believed to be genuine. The Funds employ reasonable procedures to confirm that instructions communicated by telephone are genuine prior to acting upon instructions received by telephone, including requiring some form of personal identification providing written confirmation of such transactions, and/or tape recording of telephone instructions.

REDEMPTIONS BY MAIL. Redemption requests should be mailed directly to the Transfer Agent at the appropriate address provided in the Shareholder Account Manual. As discussed above, requests for payment of redemption proceeds to a party other than the shareholder of record and/or requests that redemption proceeds be mailed to an address other than the shareholder's address of record require a signature guarantee. In addition, if the shareholder's address of record has been changed within the preceding fifteen days, a signature guarantee is required. Redemptions of shares for which certificates have been issued must be accompanied by properly endorsed share certificates.

SYSTEMATIC WITHDRAWAL PLAN. Shareholders owning shares in the Funds with a value of $10,000 or more may participate in the GT Global Systematic Withdrawal Plan. A participating shareholder will receive proceeds from monthly, quarterly or annual redemptions of Fund shares with respect to either Class A or Class B shares. No contingent deferred sales charge will be imposed on redemptions made under the Systematic Withdrawal Plan. The minimum withdrawal amount is $100. The amount or percentage a participating shareholder specifies to be redeemed may not, on an annualized basis, exceed 12% of the value of the account, as of the time the shareholder elects to participate in the Systematic Withdrawal Plan. To participate in the Systematic Withdrawal Plan, investors should complete the appropriate portion of the Supplemental Application provided at the end of this Prospectus. Investors should contact their Financial Institution or the Transfer Agent for more information. With respect to Class A shares, participation in the Systematic Withdrawal Plan concurrent with purchases of Class A shares may be disadvantageous to investors because of the sales charges involved and possible tax implications, and therefore is discouraged. In addition, shareholders who participate in the Systematic Withdrawal Plan should not elect to reinvest dividends or other distributions in additional Fund shares. Systematic withdrawal plans offered by Financial Institutions may have different features. Accordingly, shareholders should contact their Financial Institution for more details.

OTHER IMPORTANT REDEMPTION INFORMATION. A request for redemption will not be processed until all of the necessary documentation has been received in good order. A shareholder in doubt as to what documents are required should contact his or her Financial Institution or the Transfer Agent.

Except in extraordinary circumstances and as permitted under the 1940 Act, payment for shares redeemed by telephone or by mail will be made promptly after receipt of a redemption request, if in good order, but not later than seven days after the date the request is executed. Requests for redemption which are subject to any special conditions or which specify a future or past effective date cannot be accepted.

If the Transfer Agent is requested to redeem shares for which a Fund has not yet received good payment, the Fund may delay payment of redemption proceeds until the Transfer Agent has assured itself that good payment has been collected for the purchase of the shares. In the case of purchases by check it can take up to 10 business days to confirm that the check has cleared and good payment has been received. Redemption proceeds will not be delayed when shares have been paid for by wire or when the investor's account holds a sufficient number of shares for which funds already have been collected.

A Fund may redeem the shares of any shareholder whose account is reduced to less than $500 in value through redemptions or other action by the shareholder. Written notice will be given to the shareholder at least 60 days prior to the date fixed for such redemption, during which time the shareholder may increase his or her holdings to an aggregate amount of $500 or more (with a minimum purchase of $100).

                               Prospectus Page 32

                        GT GLOBAL EMERGING MARKETS FUND
                      GT GLOBAL LATIN AMERICA GROWTH FUND

                           SHAREHOLDER ACCOUNT MANUAL

--------------------------------------------------------------------------------

Shareholders are encouraged to place purchase, exchange and redemption orders through their Financial Institutions. Shareholders also may place such orders directly through the Transfer Agent in accordance with this Manual. See "How to Invest," "How to Make Exchanges," "How to Redeem Shares" and "Dividends, Other Distributions and Federal Income Taxation" for more information.

Each Fund's Transfer Agent is GT GLOBAL INVESTOR SERVICES, INC.

INVESTMENTS BY MAIL

Send completed Account Application (if initial purchase) or letter stating Fund name, class of shares, shareholder's registered name and account number (if subsequent purchase) with a check to:

    GT Global Mutual Funds
    P.O. Box 7345
    San Francisco, CA 94120-7345

INVESTMENTS BY BANK WIRE

An investor opening a new account should call 1-800-223-2138 to obtain an account number. WITHIN SEVEN DAYS OF PURCHASE A COMPLETED ACCOUNT APPLICATION CONTAINING THE INVESTOR'S CERTIFIED TAXPAYER IDENTIFICATION NUMBER MUST BE SENT TO THE ADDRESS PROVIDED ABOVE UNDER "INVESTMENTS BY MAIL." Wire instructions must state Fund name, class of shares, shareholder's registered name and account number. Bank wires should be sent through the Federal Reserve Bank Wire System to:

    WELLS FARGO BANK N.A.
    ABA 121000248
    Attn:GT GLOBAL
         Account No. 4023-050701

EXCHANGES BY TELEPHONE

Call the Transfer Agent at 1-800-223-2138.

EXCHANGES BY MAIL

Send complete instructions, including name of Fund exchanging from, class of shares, amount of exchange, name of the GT Global Mutual Fund exchanging into, shareholder's registered name and account number, to:

    GT Global Mutual Funds
    P.O. Box 7893
    San Francisco, CA 94120-7893

REDEMPTIONS BY TELEPHONE

Call the Transfer Agent at 1-800-223-2138.

REDEMPTIONS BY MAIL

Send complete instructions, including name of Fund, class of shares, amount of redemption, shareholder's registered name and account number, to:

    GT Global Mutual Funds
    P.O. Box 7893
    San Francisco, CA 94120-7893

OVERNIGHT MAIL

Overnight mail services do not deliver to post office boxes. To send purchase, exchange or redemption orders by overnight mail, follow the above instructions but send to the following address:

    GT Global Investor Services, Inc.
    California Plaza
    2121 N. California Boulevard
    Suite 450
    Walnut Creek, CA 94596

ADDITIONAL QUESTIONS

Shareholders with additional questions regarding purchase, exchange and redemption procedures may call the Transfer Agent at 1-800-223-2138.

                               Prospectus Page 33

                        GT GLOBAL EMERGING MARKETS FUND
                      GT GLOBAL LATIN AMERICA GROWTH FUND

                         CALCULATION OF NET ASSET VALUE

--------------------------------------------------------------------------------

Each Fund calculates its net asset value as of the close of regular trading on the NYSE (currently 4:00 p.m. Eastern Time, unless weather, equipment failure or other factors contribute to an earlier closing) each Business Day. Each Fund's asset value per share is computed by determining the value of its total assets (the securities it holds plus any cash or other assets, including interest and dividends accrued but not yet received), subtracting all of its liabilities (including accrued expenses), and dividing the result by the total number of shares outstanding at such time. Net asset value is determined separately for each class of shares of each Fund.

Equity securities held by a Fund are valued at the last sale price on the exchange or in the OTC market in which such securities are primarily traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Long-term debt obligations are valued at the mean of representative quoted bid or asked prices for such securities, or, if such prices are not available, at prices for securities of comparable maturity, quality and type; however, when the Manager deems it appropriate, prices obtained from a bond pricing service will be used. Short-term debt investments are amortized to maturity based on their cost, adjusted for foreign exchange translation and market fluctuations, provided that such valuations represent fair value. When market quotations for futures and options positions held by a Fund are readily available, those positions are valued based upon such quotations.

Securities and other assets for which market quotations are not readily available are valued at fair value determined in good faith by or under the direction of the Company's Board of Directors. Securities and other assets quoted in foreign currencies are valued in U.S. dollars based on the prevailing exchange rates on that day.

Each Fund's portfolio securities, from time to time, may be listed primarily on foreign exchanges or OTC markets that trade on days when the NYSE is closed (such as Saturday). As a result, the net asset value of a Fund may be affected significantly by such trading on days when shareholders cannot purchase or redeem shares of that Fund.

The different service and distribution fees borne by each class of shares of each Fund will result in different net asset values. The per share net asset value of the Class B shares of a Fund generally will be lower than that of the Class A shares of that Fund because of the higher service and distribution fees borne by the Class B shares. The per share net asset value of the Advisor Class shares of a Fund generally will be higher than that of the Class A and Class B shares of that Fund because of the absence of any service and distribution fees applicable to the Advisor Class shares. It is expected, however, that the net asset value per share of Class A and Class B shares of a Fund will tend to converge immediately after the payment of dividends, which will differ by approximately the amount of the service and distribution fee accrual differential between the classes.

--------------------------------------------------------------------------------

                         DIVIDENDS, OTHER DISTRIBUTIONS
                          AND FEDERAL INCOME TAXATION

--------------------------------------------------------------------------------

DIVIDENDS AND OTHER DISTRIBUTIONS. Each Fund annually declares and pays as a dividend all of its net investment income, if any, which includes dividends, accrued interest and earned discount (including both original issue and market discounts) less any applicable expenses. Each Fund also annually distributes substantially all of its realized net capital gains and net gains from foreign currency transactions, if any. Each Fund may make an additional dividend or other distribution each year if necessary to avoid a 4% excise tax on certain undistributed income and gain.

                               Prospectus Page 34

                        GT GLOBAL EMERGING MARKETS FUND
                      GT GLOBAL LATIN AMERICA GROWTH FUND

Dividends and other distributions paid by each Fund with respect to all classes of its shares are calculated in the same manner and at the same time. The per share income dividends on Class B shares of a Fund will be lower than the per share income dividends on Class A shares of that Fund as a result of the higher service and distribution fees applicable to Class B shares; and the per share income dividends on both such classes of shares of a Fund will be lower than the per share income dividends on the Advisor Class shares of that Fund as a result of the absence of any service and distribution fees applicable to Advisor Class shares. SHAREHOLDERS MAY ELECT:

/ / to have all dividends and other distributions automatically reinvested in additional Fund shares of the distributing class (or in shares of the corresponding class of other GT Global Mutual Funds); or

/ / to receive dividends in cash and have other distributions automatically reinvested in additional Fund shares of the distributing class (or in shares of the corresponding class of other GT Global Mutual Funds); or

/ / to receive other distributions in cash and have dividends automatically reinvested in additional Fund shares of the distributing class (or in shares of the corresponding class of other GT Global Mutual Funds); or

/ / to receive dividends and other distributions in cash.

Automatic reinvestments in additional shares are made at net asset value without imposition of a sales charge. IF NO ELECTION IS MADE BY A SHAREHOLDER, ALL DIVIDENDS AND OTHER DISTRIBUTIONS WILL BE AUTOMATICALLY REINVESTED IN ADDITIONAL FUND SHARES OF THE DISTRIBUTING CLASS. Reinvestments in another GT Global Mutual Fund may only be directed to an account with the identical shareholder registration and account number. These elections may be changed by a shareholder at any time; to be effective with respect to a distribution, the shareholder or the shareholder's broker must contact the Transfer Agent by mail or telephone at least 15 Business Days prior to the payment date. THE FEDERAL INCOME TAX CONSEQUENCES OF DIVIDENDS AND OTHER DISTRIBUTIONS ARE THE SAME WHETHER THEY ARE RECEIVED IN CASH OR REINVESTED IN ADDITIONAL SHARES.

Any dividend or other distribution paid by a Fund has the effect of reducing the net asset value per share on the ex-dividend date by the amount thereof. Therefore, a dividend or other distribution paid shortly after a purchase of shares would represent, in substance, a return of capital to the shareholder (to the extent the distribution is paid on the shares so purchased), even though subject to income tax, as discussed below.

TAXES. Each Fund intends to continue to qualify for treatment as a regulated investment company under the Code. In each taxable year that a Fund so qualifies, the Fund (but not its shareholders) will be relieved of federal income tax on that part of its investment company taxable income (consisting generally of net investment income, net gains from certain foreign currency transactions and net short-term capital gain) and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) that it distributes to its shareholders.

Dividends from a Fund's investment company taxable income (whether paid in cash or reinvested in additional shares) are taxable to its shareholders as ordinary income to the extent of the Fund's earnings and profits. Distributions of a Fund's net capital gain, when designated as such, are taxable to its shareholders as long-term capital gains, regardless of how long they have held their Fund shares and whether paid in cash or reinvested in additional Fund shares.

Under the Taxpayer Relief Act of 1997, different maximum tax rates apply to a noncorporate taxpayer's net capital gain depending on the taxpayer's holding period and marginal rate of federal income tax -- generally, 28% for gain recognized on securities held for more than one year but not more than 18 months and 20% (10% for taxpayers in the 15% marginal tax bracket) for gain recognized on securities held for more than 18 months. Pursuant to an Internal Revenue Service notice, each Fund may divide each net capital gain distribution into a 28% rate gain distribution and a 20% rate gain distribution (in accordance with the Fund's holding periods for the securities it sold that generated the distributed gain) and its shareholders must treat those portions accordingly.

Each Fund provides federal tax information to its shareholders annually, including information about dividends and capital gain distributions paid during the preceding year and, under certain circumstances, the shareholders' respective shares of any foreign taxes paid (directly or indirectly) by the Fund, in which event each shareholder would be required to include in his or her gross income his

                               Prospectus Page 35

                        GT GLOBAL EMERGING MARKETS FUND
                      GT GLOBAL LATIN AMERICA GROWTH FUND
or her pro rata share of those taxes but might be entitled to claim a credit or deduction for them. The information regarding capital gain distributions designates the portions thereof subject to the different maximum rates of tax applicable to noncorporate taxpayers' net capital gain indicated above.

Each Fund must withhold 31% from dividends, capital gain distributions and redemption proceeds payable to any individuals and certain other noncorporate shareholders who have not furnished to the Fund a correct taxpayer identification number or a properly completed claim for exemption on Form W-8 or W-9. Withholding at that rate also is required from dividends and capital gain distributions payable to such shareholders who otherwise are subject to backup withholding. Fund accounts opened via a bank wire purchase (see "How to Invest -- Purchases Through the Distributor") are considered to have uncertified taxpayer identification numbers unless a completed Form W-8 or W-9 or Account Application is received by the Transfer Agent within seven days after the purchase. A shareholder should contact the Transfer Agent if the shareholder is uncertain whether a proper taxpayer identification number is on file with a Fund.

A redemption of a Fund's shares may result in taxable gain or loss to the redeeming shareholder, depending upon whether the redemption proceeds are more or less than the shareholder's adjusted basis for the redeemed shares (which normally includes any initial sales charge paid on Class A shares). An exchange of Fund shares for shares of another GT Global Mutual Fund (including the other
Fund) generally will have similar tax consequences. However, special tax rules apply when a shareholder (1) disposes of Class A shares of a Fund through a redemption or exchange within 90 days after purchase and (2) subsequently acquires Class A shares of the Fund or of any other GT Global Mutual Fund on which an initial sales charge normally is imposed without paying that sales charge due to the reinstatement privilege or exchange privilege. In these cases, any gain on the disposition of the original Class A shares will be increased, or loss decreased, by the amount of the sales charge paid when the shares were acquired, and that amount will increase the adjusted basis of the shares subsequently acquired. In addition, if shares of a Fund are purchased within 30 days before or after redeeming other Fund shares (regardless of class) at a loss, all or a part of the loss will not be deductible and instead will increase the basis of the newly purchased shares.
The foregoing is only a summary of some of the important federal tax considerations generally affecting each Fund and its shareholders. See "Taxes" in the Statement of Additional Information for a further discussion. There may be other federal, state, local or foreign tax considerations applicable to a particular investor. Prospective investors therefore are urged to consult their tax advisers.

                               Prospectus Page 36

                        GT GLOBAL EMERGING MARKETS FUND
                      GT GLOBAL LATIN AMERICA GROWTH FUND

                                   MANAGEMENT

--------------------------------------------------------------------------------

The Company's Board of Directors has overall responsibility for the operation of the Funds. Pursuant to such responsibility, the Board has approved contracts with various financial organizations to provide, among other things, day to day management services required by the Funds. See "Directors and Executive Officers" in the Statement of Additional Information for a complete description of the Directors of the Company.

INVESTMENT MANAGEMENT AND ADMINISTRATION. Services provided by Chancellor LGT Asset Management, Inc. (the "Manager") as each Fund's investment manager and administrator include, but are not limited to, determining the composition of the Fund's portfolio and placing orders to buy, sell or hold particular securities; furnishing corporate officers and clerical staff; providing office space, services and equipment; and supervising all matters relating to the Fund's operation. For these services, each of the Funds pays the Manager investment management and administration fees, computed daily and paid monthly, based on its average daily net assets, at the annualized rate of .975% on the first $500 million, .95% on the next $500 million, .925% on the next $500 million, and .90% on amounts thereafter. These rates are higher than those paid by most mutual funds. The Manager and GT Global have undertaken to limit each Fund's expenses (exclusive of brokerage commissions, taxes, interest and extraordinary expenses) to the annual rate of 2.00% and 2.50% of the average daily net assets of the Fund's Class A and Class B shares, respectively. This undertaking may be changed or eliminated in the future.

The Manager also serves as each Fund's pricing and accounting agent. For these services the Manager receives a fee at an annual rate derived by applying 0.03% to the first $5 billion of assets of GT Global Funds and 0.02% to the assets in excess of $5 billion, and allocating the result according to each Fund's average daily net assets.

The Manager provides investment management and/or administration services to the GT Global Funds. The Manager and its worldwide asset management affiliates have provided investment management and/or administration services to institutional, corporate and individual clients around the world since 1969. The U.S. offices of the Manager are located at 50 California Street, 27th Floor, San Francisco, CA 94111 and 1166 Avenue of the Americas, New York, NY 10036.

The Manager and its worldwide affiliates, including LGT Bank in Liechtenstein, compose Liechtenstein Global Trust ("LGT"). LGT is a provider of global asset management and private banking products and services to individual and institutional investors. LGT is controlled by the Prince of Liechtenstein Foundation, which serves as a parent organization for the various business enterprises of the Princely Family of Liechtenstein. The principal business address of the Prince of Liechtenstein Foundation is Herrengasse 12, FL-9490, Vaduz, Liechtenstein.

On January 30, 1998, LGT entered into an agreement with AMVESCAP PLC ("AMVESCAP") pursuant to which AMVESCAP will acquire LGT's Asset Management Division, which includes the Manager. AMVESCAP is a holding company formed in 1997 by the merger of INVESCO PLC and A I M Management Group Inc. Consummation of the transaction is subject to a number of contingencies, including regulatory approvals. Because the transaction would constitute an assignment of the Company's investment management agreement under the Investment Company Act of 1940 (and, therefore, a termination of such agreement), it is anticipated that the approval of the Company's Board of Directors and the Company's shareholders of new investment management arrangements will be sought. The Manager anticipates that the transaction will be presented for shareholder approval and anticipates that the transaction will close on or about May 31, 1998.

As of December 31, 1997, the Manager and its worldwide asset management affiliates managed approximately $54 billion of assets. In the United States, as of December 31, 1997, the Manager managed or administered approximately $8 billion of assets of GT Global Funds. As of December 31, 1997, assets entrusted to LGT totaled approximately $79 billion.

In addition to the investment resources of its San Francisco and New York offices, the Manager draws upon the expertise, personnel, data and systems of other offices of Liechtenstein Global

                               Prospectus Page 37

                        GT GLOBAL EMERGING MARKETS FUND
                      GT GLOBAL LATIN AMERICA GROWTH FUND
Trust, including investment offices in Frankfurt, Hong Kong, London, Singapore, Sydney, Tokyo and Toronto. In managing the GT Global Funds, the Manager employs a team approach, taking advantage of its investment resources around the world in seeking each Fund's investment objective.

The investment professionals primarily responsible for the portfolio management of the Funds are as follows:
                             EMERGING MARKETS FUND

                              RESPONSIBILITIES FOR                          BUSINESS EXPERIENCE
NAME/OFFICE                         THE FUND                                  PAST FIVE YEARS
---------------------------  ----------------------  ------------------------------------------------------------------
Allan Conway                 Portfolio Manager       Mr. Conway joined the Manager and LGT Asset Management PLC
 London                       since 1997              (London) ("LGT Asset Management"), an affiliate of the Manager, in January 1997 as Head of the Global Emerging Markets Equity
                                                      team. Based in London, he manages a centralized team of global emerging market fund managers. From 1992 to 1997, Mr. Conway was
                                                      Director of International Equities at Hermes Investment
                                                      Management ("Hermes"), and from 1982 to 1992 was a Portfolio
                                                      Manager, and eventually Head of Overseas Equities, at Provident
                                                      Mutual.
Hugh Hunter                  Portfolio Manager       Mr. Hunter has been a Portfolio Manager for the Manager and LGT
 London                       since 1997              Asset Management since June 1997. From 1987 to 1997, he was Head of Quantitative Emerging Strategy at ING-Barings (Hong Kong)
                                                      ("Barings").
Aziz Minhas                  Portfolio Manager       Mr. Minhas has been a Portfolio Manager for the Manager and LGT
 London                       since 1997              Asset Management since December 1997. Prior thereto, he was an
                                                      Investment Analyst and then a Senior Investment Analyst with Abu
                                                      Dhabi Investment Authority (London) from 1990 to 1997.
Darren Read                  Portfolio Manager       Mr. Read has been a Portfolio Manager for the Manager and LGT
 London                       since 1997              Asset Management since May 1997. From 1995 to 1997, Mr. Read was a Senior Investment Analyst at Hermes responsible for stock selection and strategic asset allocation input in a number of emerging markets. Prior thereto, Mr. Read was a Chartered
                                                      Accountant in the Financial Markets Division of Arthur Andersen
                                                      from 1991 to 1995.
Christine Rowley             Portfolio Manager       Ms. Rowley has been a Portfolio Manager for the Manager, LGT Asset
 London                       since 1997              Management and LGT Asset Management Ltd. (Hong Kong), an
                                                      affiliate of the Manager, since 1992. In this position, Ms.
                                                      Rowley managed Asian emerging market portfolios and, commencing in 1997, global emerging market portfolios. Prior thereto, Ms.
                                                      Rowley was an Analyst with the Bank of England from 1989 to 1990.
Mark Thorogood               Portfolio Manager       Mr. Thorogood joined the Manager and LGT Asset Management in May
 London                       since 1997              1997 as a Portfolio Manager. Prior thereto, he worked for Barings from 1994 to 1997 as a proprietary Trader. From 1987 to 1994, Mr.
                                                      Thorogood was at Provident Mutual, first as an Analyst, and then as a Portfolio Manager covering the Japanese and Asian Equity
                                                      Markets.

                               Prospectus Page 38

                        GT GLOBAL EMERGING MARKETS FUND
                      GT GLOBAL LATIN AMERICA GROWTH FUND

                           LATIN AMERICA GROWTH FUND

                              RESPONSIBILITIES FOR                          BUSINESS EXPERIENCE
NAME/OFFICE                         THE FUND                                  PAST FIVE YEARS
---------------------------  ----------------------  ------------------------------------------------------------------
Allan Conway                 Portfolio Manager       See description above.
 London                       since 1997

David Manuel                 Portfolio Manager       Mr. Manuel has been a Portfolio Manager for the Manager and LGT
 London                       since 1997              Asset Management since November 1997. From 1987 to 1997, he was an Investment Analyst and Portfolio Manager and, starting in
                                                      1994, Head of Latin American Equities for Abbey Life Investment
                                                      Services Ltd. (London).

                            ------------------------

In placing securities orders for the Funds' portfolio transactions, the Manager seeks to obtain the best net results. Consistent with its obligation to obtain the best net results, the Manager may consider a broker/dealer's sale of shares of the GT Global Mutual Funds as a factor in considering through whom portfolio transactions will be effected. Brokerage transactions may be executed through affiliates of Liechtenstein Global Trust. High portfolio turnover (over 100%) involves correspondingly greater brokerage commissions and other transaction costs that the Funds will bear directly and could result in the realization of net capital gains which would be taxable when distributed to shareholders.

DISTRIBUTION OF FUND SHARES. GT Global is the distributor of each Fund's Class A and Class B shares. Like the Manager, GT Global is a subsidiary of Liechtenstein Global Trust with offices at 50 California Street, 27th Floor, San Francisco, CA 94111. As distributor, GT Global collects the sales charges imposed on purchases of Class A shares and any contingent deferred sales charges that may be imposed on certain redemptions of Class A and Class B shares. GT Global reallows a portion of the sales charge on Class A shares to broker/dealers that have sold such shares in accordance with the schedule set forth above under "How to Invest." GT Global pays a commission equal to 4.00% of the amount invested to broker/dealers who sell Class B shares. From time to time, GT Global may pay commissions in excess of these amounts. Commissions are not paid on exchanges or certain reinvestments in Class B. In addition, with respect to both classes of shares, GT Global makes ongoing payments to broker/dealers for distribution and service activities in accordance with the Rule 12b-1 plans described below.

The Latin America Growth Fund has previously suspended the offering of its shares upon the advice of the Manager that doing so was in the best interests of the portfolio management process. As of the date of this Prospectus, the Latin America Growth Fund has resumed sales of its shares based upon the Manager's advice that it is consistent with prudent portfolio management to do so. However, the Latin America Growth Fund reserves the right to suspend sales again and Emerging Markets Fund reserves the right to suspend sales in the future based upon the foregoing portfolio considerations.

GT Global, at its own expense, may provide additional promotional incentives to broker/dealers that sell shares of the Funds and/or shares of the other GT Global Mutual Funds. In some instances additional compensation or promotional incentives may be offered to brokers/dealers that have sold or may sell significant amounts of shares during specified periods of time. Such compensation and incentives may include, but are not limited to, cash, merchandise, trips and financial assistance to broker/dealers in connection with preapproved conferences or seminars, sales or training programs for invited sales personnel, payment for travel expenses (including meals and lodging) incurred by sales personnel and members of their families or other invited guests to various locations for such seminars or training programs, seminars for the public, advertising and sales campaigns regarding one or more of the GT Global Mutual Funds, and/ or other events sponsored by the broker/dealers. In addition, GT Global makes ongoing payments to brokerage firms, financial institutions (including banks) and others that facilitate the administration and servicing of shareholder accounts.

Under a plan of distribution adopted by the Company's Board of Directors pursuant to Rule 12b-1 under the 1940 Act, with respect to each Fund's Class A shares ("Class A Plan"), each Fund may pay GT Global a service fee at the annualized

                               Prospectus Page 39

                        GT GLOBAL EMERGING MARKETS FUND
                      GT GLOBAL LATIN AMERICA GROWTH FUND
rate of up to 0.25% of the average daily net assets of such Fund's Class A shares for its expenditures incurred in servicing and maintaining shareholder accounts, and may pay GT Global a distribution fee at the annualized rate of up to 0.50% of the average daily net assets of the Fund's Class A shares, less any amounts paid by the Fund as the aforementioned service fee for its expenditures incurred in providing services as distributor. All expenses for which GT Global is reimbursed under the Class A Plan will have been incurred within one year of such reimbursement.

Pursuant to a separate plan of distribution adopted with respect to each Fund's Class B shares ("Class B Plan"), each Fund may pay GT Global a service fee at the annualized rate of up to 0.25% of the average daily net assets of the Fund's Class B shares for its expenditures incurred in servicing and maintaining shareholder accounts, and may pay GT Global a distribution fee at the annualized rate of up to 0.75% of the average daily net assets of the Fund's Class B shares for its expenditures incurred in providing services as distributor. Expenses incurred under the Class B Plan in excess of 1.00% annually may be carried forward for reimbursement in subsequent years as long as that Plan continues in effect. As of October 31, 1997, unreimbursed distribution expenses for the Latin America Fund amounted to $130,000 (equivalent to approximately .044% of the Fund's net assets).

GT Global's service and distribution expenses covered by the Plans include the payment of ongoing commissions; the cost of any additional compensation paid by GT Global to broker/dealers; the costs of printing and mailing to prospective investors prospectuses and other materials relating to the Funds; the costs of developing, printing, distributing and publishing advertisements and other sales literature; and allocated costs relating to GT Global's distribution activities, including, among other things, employee salaries, bonuses and other overhead expenses. In addition, its expenses covered by the Class B Plan include payment of initial sales commissions to broker/dealers and interest on any unreimbursed amounts carried forward thereunder. GT Global expects that it will continue to incur certain of such service and distribution expenses, including trail commission payments and other account servicing costs, during any suspension of the offering of the Fund's shares.

The Glass-Steagall Act and other applicable laws, among other things, generally prohibit federally chartered or supervised banks from engaging in the business of underwriting or distributing securities. Accordingly, GT Global intends to engage banks (if at all) only to perform administrative and shareholder servicing functions. If a bank were prohibited from so acting, its shareholder clients would be permitted to remain shareholders, and alternative means for continuing the servicing of such shareholders would be sought. It is not expected that shareholders would suffer any adverse financial consequences as a result of any of these occurrences.

                               Prospectus Page 40

                        GT GLOBAL EMERGING MARKETS FUND
                      GT GLOBAL LATIN AMERICA GROWTH FUND

                               OTHER INFORMATION

--------------------------------------------------------------------------------

CONFIRMATIONS AND REPORTS TO SHAREHOLDERS. Each time a transaction is made that affects a shareholder's account in a Fund, the shareholder will receive from the Transfer Agent a confirmation statement reflecting the transaction. Confirmations for transactions effected pursuant to a Fund's Automatic Investment Plan, Systematic Withdrawal Plan and automatic dividend reinvestment program may be provided quarterly. Shortly after the end of the Funds' fiscal year on October 31 and fiscal half-year on April 30 of each year, shareholders will receive an annual and semiannual report, respectively. In addition, the federal income tax status of distributions made by a Fund to shareholders will be reported after the end of the calendar year on Form 1099-DIV. Under certain circumstances, duplicate mailings of the foregoing reports to the same household may be consolidated.

ORGANIZATION OF THE COMPANY. The Company was organized as a Maryland corporation on October 29, 1987. From time to time, the Company has established and may continue to establish other funds, each corresponding to a distinct investment portfolio and a distinct series of the Company's common stock. Shares of each Fund are entitled to one vote per share (with proportional voting for fractional shares) and are freely transferable. Shareholders have no preemptive or conversion rights.

On any matter submitted to a vote of shareholders, shares of each Fund will be voted by a Fund's shareholders individually when the matter affects the specific interest of that Fund only, such as approval of its investment management arrangements. In addition, each class of shares of a Fund has exclusive voting rights with respect to its distribution plan. The shares of each Fund and the Company's other funds will be voted in the aggregate on other matters, such as the election of Directors and ratification of the selection of the Company's independent accountants.

Normally there will be no annual meeting of shareholders in any year, except as required under the 1940 Act. The Company would be required to hold a shareholders meeting in the event that at any time less than a majority of the Directors holding office had been elected by shareholders. Directors shall continue to hold office until their successors are elected and have qualified. Shares of the Company's funds do not have cumulative voting rights, which means that the holders of a majority of the shares voting for the election of Directors can elect all the Directors. A Director may be removed upon a majority vote of the shareholders qualified to vote in the election. Shareholders holding 10% of the Company's outstanding voting securities may call a meeting of shareholders for the purpose of voting upon the question of removal of any Director or for any other purpose. The 1940 Act requires the Company to assist shareholders in calling such a meeting.

Pursuant to the Company's Articles of Incorporation, it may issue six billion shares. Of this number, 300 million shares have been classified as shares of each Fund. One hundred million shares have been classified as Class A shares of each Fund, one hundred million shares have been classified as Class B shares of each Fund, and one hundred million shares have been classified as Advisor Class shares of each Fund. This amount may be increased from time to time in the discretion of the Board of Directors. Each share of each Fund represents an interest in that Fund only, has a par value of $0.0001 per share, represents an equal proportionate interest in that Fund with other shares of that Fund and is entitled to such dividends and other distributions out of the income earned and gain realized on the assets belonging to that Fund as may be declared at the discretion of the Board of Directors. Each Class A, Class B and Advisor Class share of each Fund is equal in earnings, assets and voting privileges, except as noted above, and each class bears the expenses, if any, related to the distribution of its shares. Shares of each Fund, when issued, are fully paid and nonassessable.

SHAREHOLDER INQUIRIES. Shareholder inquiries may be made by calling the Funds toll-free at (800) 223-2138 or by writing to the Funds at 50 California Street, 27th Floor, San Francisco, CA 94111.

                               Prospectus Page 41

                        GT GLOBAL EMERGING MARKETS FUND
                      GT GLOBAL LATIN AMERICA GROWTH FUND

PERFORMANCE INFORMATION. The Funds, from time to time, may include information on their investment results and/or comparisons of their investment results to various unmanaged indices or results of other mutual funds or groups of mutual funds in advertisements, sales literature or reports furnished to present or prospective shareholders.

In such materials, the Funds may quote their average annual total return ("Standardized Return"). Standardized Return is calculated separately for each class of shares of each Fund. Standardized Return shows percentage rates reflecting the average annual change in the value of an assumed investment in the Fund at the end of one-, five- and ten-year periods, reduced by the maximum applicable sales charge imposed on sales of Fund shares. If a one-, five- and/or ten-year period has not yet elapsed, data will be provided as of the end of a shorter period corresponding to the life of a Fund. Standardized Return assumes reinvestment of all dividends and other distributions.

In addition, in order to more completely represent the Funds' performance or more accurately compare such performance to other measures of investment return, the Funds also may include in advertisements, sales literature and shareholder reports other total return performance data ("Non-Standardized Return"). Non-Standardized Return reflects percentage rates of return encompassing all elements of return (i.e., income and capital appreciation or depreciation); it assumes reinvestment of all dividends and other distributions. Non-Standardized Return may be quoted for the same or different periods as those for which Standardized Return is quoted; it may consist of an aggregate or average annual percentage rate of return, actual year-by-year rates or any combination thereof. Non-Standardized Return may or may not take sales charges into account; performance data calculated without taking the effect of sales charges into account will be higher than data including the effect of such charges.

The Funds' performance data reflects past performance and is not necessarily indicative of future results. The Funds' investment results will vary from time to time depending upon market conditions, the composition of their portfolios and their operating expenses. These factors and possible differences in calculation methods should be considered when comparing a Fund's investment results with those published for other investment companies, other investment vehicles and unmanaged indices. Each Fund's results also should be considered relative to the risks associated with its investment objective and policies. See "Investment Results" in the Statement of Additional Information.

Each Fund's annual report contains additional information with respect to its performance. The annual report is available to investors upon request and free of charge.

TRANSFER AGENT. Shareholder servicing, reporting and general transfer agent functions for the Funds are performed by GT Global Investor Services, Inc. The Transfer Agent is an affiliate of the Manager and GT Global, a subsidiary of Liechtenstein Global Trust, and maintains its offices at California Plaza, 2121
N. California Boulevard, Suite 450, Walnut Creek, CA 94596.

CUSTODIAN. State Street Bank and Trust Company, 225 Franklin Street, Boston, MA 02110 is custodian of each Fund's assets.

COUNSEL. The law firm of Kirkpatrick & Lockhart LLP, 1800 Massachusetts Avenue, N.W., Washington, D.C. 20036-1800, acts as counsel to the Company and the Funds. Kirkpatrick & Lockhart LLP also acts as counsel to the Manager, GT Global and the Transfer Agent in connection with other matters.

INDEPENDENT ACCOUNTANTS. The Company's and each Fund's independent accountants are Coopers & Lybrand L.L.P., One Post Office Square, Boston, MA 02109. Coopers & Lybrand L.L.P. will conduct an annual audit of each Fund, assist in the preparation of each Fund's federal and state income tax returns and consult with the Company, or Trust, as applicable, and each Fund as to matters of accounting, regulatory filings, and federal and state income taxation.

MULTIPLE TRANSLATIONS OF THE PROSPECTUS. This Prospectus may be translated into other languages. In the event of any inconsistency or ambiguity as to the meaning of any word or phrase contained in a translation, the English text shall prevail.

                               Prospectus Page 42

                        GT GLOBAL EMERGING MARKETS FUND
                      GT GLOBAL LATIN AMERICA GROWTH FUND

                                     NOTES

--------------------------------------------------------------------------------

                        GT GLOBAL EMERGING MARKETS FUND
                      GT GLOBAL LATIN AMERICA GROWTH FUND

                                GT GLOBAL FUNDS

  GT GLOBAL OFFERS A BROAD RANGE OF FUNDS TO COMPLEMENT MANY INVESTORS' PORTFOLIOS. FOR MORE INFORMATION AND A PROSPECTUS ON ANY GT GLOBAL FUND, INCLUDING FEES, EXPENSES AND THE RISKS OF GLOBAL AND EMERGING MARKET
  INVESTING AND THE RISKS OF INVESTING IN A CONCENTRATION OF INDUSTRIES, PLEASE CONTACT YOUR FINANCIAL ADVISER OR CALL GT GLOBAL DIRECTLY AT 1-800-824-1580.

GROWTH FUNDS

/ / GLOBALLY DIVERSIFIED FUNDS

GT GLOBAL NEW DIMENSION FUND
Captures global growth opportunities by investing directly in the six GT Global Theme Funds

GT GLOBAL WORLDWIDE GROWTH FUND
Invests around the world, including the U.S.

GT GLOBAL INTERNATIONAL GROWTH FUND
Provides portfolio diversity by investing outside the U.S.

GT GLOBAL EMERGING MARKETS FUND
Gives access to the growth potential of developing economies

GT GLOBAL DEVELOPING MARKETS FUND
Invests in debt and equity securities of developing market issuers

/ / GLOBAL THEME FUNDS

GT GLOBAL CONSUMER PRODUCTS AND
SERVICES FUND
Invests in companies that manufacture, market, retail, or distribute consumer products or services

GT GLOBAL FINANCIAL SERVICES FUND
Focuses on the worldwide opportunities from the demand for financial services and products

GT GLOBAL HEALTH CARE FUND
Invests in growing health care industries worldwide

GT GLOBAL INFRASTRUCTURE FUND
Seeks companies that build, improve or maintain a country's infrastructure

GT GLOBAL NATURAL RESOURCES FUND
Concentrates on companies that own, explore or develop natural resources

GT GLOBAL TELECOMMUNICATIONS FUND
Invests in companies worldwide that develop, manufacture or sell telecommunications services or equipment

/ / REGIONALLY DIVERSIFIED FUNDS

GT GLOBAL NEW PACIFIC GROWTH FUND
Offers access to the emerging and established markets of the Pacific Rim, excluding Japan

GT GLOBAL EUROPE GROWTH FUND
Focuses on investment opportunities in Europe

GT GLOBAL LATIN AMERICA GROWTH FUND
Invests in the emerging markets of Latin America

/ / SINGLE COUNTRY FUNDS

GT GLOBAL AMERICA SMALL CAP GROWTH FUND
Invests in equity securities of small U.S. companies

GT GLOBAL AMERICA MID CAP GROWTH FUND
Concentrates on medium-sized companies in the U.S.

GT GLOBAL AMERICA VALUE FUND
Concentrates on equity securities of large cap U.S. companies believed to be undervalued

GT GLOBAL JAPAN GROWTH FUND
Provides U.S. investors with direct access to the Japanese market

GROWTH AND INCOME FUND

GT GLOBAL GROWTH & INCOME FUND
Invests in blue-chip stocks and government bonds from around the world

INCOME FUNDS

GT GLOBAL GOVERNMENT INCOME FUND
Earns monthly income from global government securities

GT GLOBAL STRATEGIC INCOME FUND
Allocates its assets among debt securities from the U.S., developed foreign countries and emerging markets

GT GLOBAL HIGH INCOME FUND
Invests in debt securities in emerging markets

GT GLOBAL FLOATING RATE FUND
Invests primarily in senior secured floating rate loans that have the potential to achieve a high level of current income

MONEY MARKET FUND

GT GLOBAL DOLLAR FUND
Invests in high quality, U.S. dollar-denominated money market securities worldwide for stability and preservation of capital

                                     [LOGO]

  NO DEALER, SALES REPRESENTATIVE OR OTHER PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATION NOT CONTAINED IN THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATION MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY G.T. INVESTMENT FUNDS, INC., GT GLOBAL EMERGING MARKETS FUND, GT GLOBAL LATIN AMERICA GROWTH FUND,
  CHANCELLOR LGT ASSET MANAGEMENT, INC. OR GT GLOBAL, INC. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER TO SELL OR SOLICITATION OF ANY OFFER TO BUY ANY OF THE SECURITIES OFFERED HEREBY IN ANY JURISDICTION TO ANY PERSON TO WHOM IT IS UNLAWFUL TO MAKE SUCH OFFER IN SUCH JURISDICTION.

                                                                   LEMPR803002MC

                               GT GLOBAL EMERGING
                                  MARKETS FUND

                        50 California Street, 27th Floor
                            San Francisco, CA 94111
                                 (415) 392-6181
                           Toll Free: (800) 824-1580
                      Statement of Additional Information
                                 March 1, 1998

--------------------------------------------------------------------------------

This Statement of Additional Information relates to the Class A and Class B shares of GT Global Emerging Markets Fund ("Fund"). The Fund is a diversified series of G.T. Investment Funds, Inc. (the "Company"), a registered open-end management investment company. This Statement of Additional Information, which is not a prospectus, supplements and should be read in conjunction with the Fund's current Class A and Class B Prospectus dated March 1, 1998. A copy of the Fund's Prospectus is available without charge by writing to the above address or by calling the Fund at the toll-free telephone number listed above.

Chancellor LGT Asset Management, Inc. (the "Manager") serves as the Fund's investment manager and administrator. The distributor of the Fund's shares is GT Global, Inc. ("GT Global"). The Fund's transfer agent is GT Global Investor Services, Inc. ("GT Services" or the "Transfer Agent").

--------------------------------------------------------------------------------

                               TABLE OF CONTENTS

--------------------------------------------------------------------------------

                                                                                                                           Page No.
                                                                                                                           --------
Investment Objective and Policies........................................................................................      2
Options, Futures and Currency Strategies.................................................................................      6
Risk Factors.............................................................................................................     14
Investment Limitations...................................................................................................     19
Execution of Portfolio Transactions......................................................................................     20
Directors and Executive Officers.........................................................................................     22
Management...............................................................................................................     24
Valuation of Fund Shares.................................................................................................     25
Information Relating to Sales and Redemptions............................................................................     27
Taxes....................................................................................................................     30
Additional Information...................................................................................................     32
Investment Results.......................................................................................................     33
Description of Debt Ratings..............................................................................................     38
Financial Statements.....................................................................................................     40

                                     [LOGO]

                   Statement of Additional Information Page 1

                        GT GLOBAL EMERGING MARKETS FUND

                              INVESTMENT OBJECTIVE
                                  AND POLICIES

--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
The investment objective of the Fund is long-term growth of capital. The Fund seeks this objective by investing, under normal circumstances, at least 65% of its total assets in equity securities of companies in emerging markets. The Fund does not consider the following countries to be emerging markets: Australia, Austria, Belgium, Canada, Denmark, England, Finland, France, Germany, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Spain, Sweden, Switzerland and United States. The Fund normally may invest up to 35% of its assets in a combination of (i) debt securities of government or corporate issuers in emerging markets; (ii) equity and debt securities of issuers in developed countries, including the United States; (iii) securities of issuers in emerging markets not included in the list of emerging markets set forth in the Fund's current Prospectus, if investing therein becomes feasible and desirable subsequent to the date of the Fund's current Prospectus; and (iv) cash and money market instruments.

In determining what countries constitute emerging markets, the Manager will consider, among other things, data, analysis, and classification of countries published or disseminated by the International Bank for Reconstruction and Development (commonly known as the World Bank) and the International Finance Corporation.

SELECTION OF EQUITY INVESTMENTS
In determining the appropriate distribution of investments among various countries and geographic regions for the Fund, the Manager ordinarily considers the following factors: prospects for relative economic growth between the different countries in which the Fund may invest; expected levels of inflation; government policies influencing business conditions; the outlook for currency relationships; and the range of the individual investment opportunities available to international investors.

In analyzing companies in emerging markets for investment by the Fund, the Manager ordinarily looks for one or more of the following characteristics: an above-average earnings growth per share; high return on invested capital; healthy balance sheet; sound financial and accounting policies and overall financial strength; strong competitive advantages; effective research and product development and marketing; efficient service; pricing flexibility; strength of management; and general operating characteristics which will enable the companies to compete successfully in their respective marketplaces. In certain countries, governmental restrictions and other limitations on investment may affect the maximum percentage of equity ownership in any one company by the Fund. In addition, in some instances only special classes of securities may be purchased by foreigners and the market prices, liquidity and rights with respect to those securities may vary from shares owned by nationals.

Although the Fund values its assets daily in terms of U.S. dollars, the Fund does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. The Fund will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference ("spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to sell that currency to the dealer.

The Fund may be prohibited under the Investment Company Act of 1940, as amended ("1940 Act") from purchasing the securities of any foreign company that, in its most recent fiscal year, derived more than 15% of its gross revenues from securities-related activities ("securities-related companies"). In a number of countries, commercial banks act as securities broker/dealers, investment advisers and underwriters or otherwise engage in securities-related activities, which may limit the Fund's ability to hold securities issued by banks. The Fund has obtained an exemption from the Securities and Exchange Commission ("SEC") to permit it to invest in certain of these securities subject to certain restrictions.

INVESTMENTS IN OTHER INVESTMENT COMPANIES

With respect to certain countries investments by the Fund presently may be made only by acquiring shares of other investment companies (including investment vehicles or companies advised by the Manager or its affiliates ("Affiliated Funds")) with local governmental approval to invest in those countries. The Fund may invest in the securities of closed-end investment companies within the limits of the 1940 Act. These limitations currently provide, in part, that the Fund may


                   Statement of Additional Information Page 2

                        GT GLOBAL EMERGING MARKETS FUND

purchase shares of a closed-end investment company unless (a) such a purchase would cause the Fund to own in the aggregate more than 3 percent of the total outstanding voting stock of the investment company or (b) such a purchase would cause the Fund to have more than 5 percent of its total assets invested in the investment company or more than 10 percent of its total assets invested in the aggregate in all such investment companies. Investment in such investment companies may involve the payment of substantial premiums above the value of such companies' portfolio securities. The Fund does not intend to invest in such funds unless, in the judgment of the Manager, the potential benefits of such investments justify the payment of any applicable premiums. The return on such securities will be reduced by operating expenses of such companies including payments to the investment managers of those investment companies. With respect to investments in Affiliated Funds, the Manager waives its advisory fee to the extent that such fees are based on assets of the Fund invested in Affiliated Funds. At such time as direct investment in these countries is allowed, the Fund anticipates investing directly in these markets.


SAMURAI AND YANKEE BONDS
Subject to its fundamental investment restrictions, the Fund may invest in yen-denominated bonds sold in Japan by non-Japanese issuers ("Samurai bonds"), and may invest in dollar-denominated bonds sold in the United States by non-U.S. issuers ("Yankee bonds"). As compared with bonds issued in their countries of domicile, such bond issues normally carry a higher interest rate but are less actively traded. It is the policy of the Fund to invest in Samurai or Yankee bond issues only after taking into account considerations of quality and liquidity, as well as yield. These bonds would be issued by governments which are members of the Organization for Economic Cooperation and Development or have AAA ratings.

DEPOSITORY RECEIPTS

The Fund may hold securities of foreign issuers in the form of American Depository Receipts ("ADRs"), American Depository Shares ("ADSs"), Global Depository Receipts ("GDRs") and European Depository Receipts ("EDRs"), or other securities convertible into securities of eligible foreign issuers. These securities may not necessarily be denominated in the same currency as the securities for which they may be exchanged. ADRs and ADSs typically are issued by an American bank or trust company and evidence ownership of underlying securities issued by a foreign corporation. EDRs, which are sometimes referred to as Continental Depository Receipts ("CDRs"), are issued in Europe typically by foreign banks and trust companies and evidence ownership of either foreign or domestic securities. GDRs are similar to EDRs and are designed for use in several international financial markets. Generally, ADRs and ADSs in registered form are designed for use in United States securities markets and EDRs in bearer form are designed for use in European securities markets. For purposes of the Fund's investment policies, the Fund's investments in ADRs, ADSs, GDRs and EDRs will be deemed to be investments in the equity securities representing securities of foreign issuers into which they may be converted.


ADR facilities may be established as either "unsponsored" or "sponsored." While ADRs issued under these two types of facilities are in some respects similar, there are distinctions between them relating to the rights and obligations of ADR holders and the practices of market participants. A depository may establish an unsponsored facility without participation by (or even necessarily the acquiescence of) the issuer of the deposited securities, although typically the depository requests a letter of non-objection from such issuer prior to the establishment of the facility. Holders of unsponsored ADRs generally bear all the costs of such facilities. The depository usually charges fees upon the deposit and withdrawal of the deposited securities, the conversion of dividends into U.S. dollars, the disposition of non-cash distributions, and the performance of other services. The depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited securities or to pass through voting rights to ADR holders in respect of the deposited securities. Sponsored ADR facilities are created in generally the same manner as unsponsored facilities, except that the issuer of the deposited securities enters into a deposit agreement with the depository. The deposit agreement sets out the rights and responsibilities of the issuer, the depository and the ADR holders. With sponsored facilities, the issuer of the deposited securities generally will bear some of the costs relating to the facility (such as dividend payment fees of the depository), although ADR holders continue to bear certain other costs (such as deposit and withdrawal fees). Under the terms of most sponsored arrangements, depositories agree to distribute notices of shareholder meetings and voting instructions, and to provide shareholder communications and other information to the ADR holders at the request of the issuer of the deposited securities. The Fund may invest in both sponsored and unsponsored ADRs.

WARRANTS OR RIGHTS
Warrants or rights may be acquired by the Fund in connection with other securities or separately and provide the Fund with the right to purchase at a later date other securities of the issuer.

                   Statement of Additional Information Page 3

                        GT GLOBAL EMERGING MARKETS FUND

COMMERCIAL BANK OBLIGATIONS
For the purposes of the Fund's investment policies with respect to bank obligations, obligations of foreign branches of U.S. banks and of foreign banks are obligations of the issuing bank and may be general obligations of the parent bank. Such obligations, however, may be limited by the terms of a specific obligation and by government regulation. As with investment in non-U.S. securities in general, investments in the obligations of foreign branches of U.S. banks and of foreign banks may subject the Fund to investment risks that are different in some respects from those of investments in obligations of domestic issuers. Although the Fund typically will acquire obligations issued and supported by the credit of U.S. or foreign banks having total assets at the time of purchase in excess of $1 billion, this $1 billion figure is not a fundamental investment policy or restriction of the Fund. For the purposes of calculation with respect to the $1 billion figure, the assets of a bank will be deemed to include the assets of its U.S. and non-U.S. branches.

REPURCHASE AGREEMENTS
A repurchase agreement is a transaction in which the Fund purchases a security from a bank or recognized securities dealer and simultaneously commits to resell that security to the bank or dealer at an agreed-upon price, date and market rate of interest unrelated to the coupon rate or maturity of the purchased security. Although repurchase agreements carry certain risks not associated with direct investments in securities, including possible decline in the market value of the underlying securities and delays and costs to the Fund if the other party to the repurchase agreement becomes bankrupt, the Fund intends to enter into repurchase agreements only with banks and dealers believed by the Manager to present minimal credit risks in accordance with guidelines approved by the Company's Board of Trustees. The Manager reviews and monitors the creditworthiness of such institutions under the Board's general supervision.

The Fund will invest only in repurchase agreements collateralized at all times in an amount at least equal to the repurchase price plus accrued interest. To the extent that the proceeds from any sale of such collateral upon a default in the obligation to repurchase were less than the repurchase price, the Fund would suffer a loss. If the financial institution which is party to the repurchase agreement petitions for bankruptcy or otherwise becomes subject to bankruptcy or other liquidation proceedings, there may be restrictions on the Fund's ability to sell the collateral and the Fund could suffer a loss. However, with respect to financial institutions whose bankruptcy or liquidation proceedings are subject to the U.S. Bankruptcy Code, the Fund intends to comply with provisions under the U.S. Bankruptcy Code that would allow it immediately to resell the collateral. There is no limitation on the amount of the Fund's assets that may be subject to repurchase agreements at any given time. The Fund will not enter into a repurchase agreement with a maturity of more than seven days if, as a result, more than 15% of the value of its net assets would be invested in such repurchase agreements and other illiquid investments.

BORROWING, REVERSE REPURCHASE AGREEMENTS AND "ROLL" TRANSACTIONS
The Fund's borrowings will not exceed 33 1/3% of the Fund's total assets, I.E., the Fund's total assets at all times will equal at least 300% of the amount of outstanding borrowings. If market fluctuations in the value of the Fund's portfolio holdings or other factors cause the ratio of the Fund's total assets to outstanding borrowings to fall below 300%, the Fund may be required to sell portfolio securities to restore 300% asset coverage, even though from an investment standpoint such sales might be disadvantageous. The Fund also may borrow up to 5% of its total assets for temporary or emergency purposes other than to meet redemptions. Any borrowing by the Fund may cause greater fluctuation in the value of its shares than would be the case if the Fund did not borrow.

The Fund's fundamental investment limitations permit the Fund to borrow money for leveraging purposes. The Fund, however, currently is prohibited, pursuant to a non-fundamental investment policy, from purchasing securities during times when outstanding borrowings represent more than 5% of its assets. Nevertheless, this policy may be changed in the future by vote of a majority of the Company's Board of Directors. If the Fund employs leverage in the future, it would be subject to certain additional risks. Use of leverage creates an opportunity for greater growth of capital but would exaggerate any increases or decreases in the Fund's net asset value. When the income and gains on securities purchased with the proceeds of borrowings exceed the costs of such borrowings, the Fund's earnings or net asset value will increase faster than otherwise would be the case; conversely, if such income and gains fail to exceed such costs, the Fund's earnings or net asset value would decline faster than would otherwise be the case.

The Fund may enter into reverse repurchase agreements. A reverse repurchase agreement is a borrowing transaction in which the Fund transfers possession of a security to another party, such as a bank or broker/dealer in return for cash, and agrees to repurchase the security in the future at an agreed upon price, which includes an interest component. The Fund also may engage in "roll" borrowing transactions which involve the Fund's sale of Government National Mortgage Association certificates or other securities together with a commitment (for which the Fund may receive a fee) to purchase similar, but not identical, securities at a future date. The Fund will maintain in a segregated account with a custodian cash

                   Statement of Additional Information Page 4

                        GT GLOBAL EMERGING MARKETS FUND
or other liquid securities in an amount sufficient to cover its obligations under "roll" transactions and reverse repurchase agreements with broker/dealers. No segregation is required for reverse repurchase agreements with banks.

LENDING OF PORTFOLIO SECURITIES
For the purpose of realizing additional income, the Fund may make secured loans of portfolio securities amounting to not more than 30% of its total assets. Securities loans are made to broker/dealers or institutional investors pursuant to agreements requiring that the loans continuously be secured by collateral at least equal at all times to the value of the securities lent plus any accrued interest, "marked to market" on a daily basis. The Fund may pay reasonable administrative and custodial fees in connection with loans of its securities. While the securities loan is outstanding, the Fund will continue to receive the equivalent of the interest or dividends paid by the issuer on the securities, as well as interest on the investment of the collateral or a fee from the borrower. The Fund has a right to call each loan and obtain the securities within the stated settlement period. The Fund will not have the right to vote equity securities while they are being lent, but it will call in a loan in anticipation of any important vote. Loans only will be made to firms deemed by the Manager to be of good standing and will not be made unless, in the judgment of the Manager, the consideration to be earned from such loans would justify the risk.

SHORT SALES
The Fund may make short sales of securities, although it has no current intention of doing so. A short sale is a transaction in which the Fund sells a security in anticipation that the market price of that security will decline. The Fund may make short sales (i) as a form of hedging to offset potential declines in long positions in securities it owns, or anticipates acquiring, and
(ii) in order to maintain portfolio flexibility.

When the Fund makes a short sale of a security it does not own, it must borrow the security sold short and deliver it to the broker/dealer or other intermediary through which it made the short sale. The Fund may have to pay a fee to borrow particular securities and will often be obligated to pay over any payments received on such borrowed securities.

The Fund's obligation to replace the borrowed security when the borrowing is called or expires will be secured by collateral deposited with the intermediary. The Fund also will be required to deposit collateral with its custodian to the extent, if any, necessary so that the value of both collateral deposits in the aggregate is at all times equal to at least 100% of the current market value of the security sold short. Depending on arrangements made with the intermediary from which it borrowed the security regarding payment of any amounts received by the Fund on such security, the Fund may not receive any payments (including interest) on its collateral deposited with such intermediary.

If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a gain. Any gain will be decreased, and any loss increased, by the transaction costs associated with the transaction. Although the Fund's gain is limited by the price at which it sold the security short, its potential loss theoretically is unlimited.

The Fund will not make a short sale if, after giving effect to such sale, the market value of the securities sold short exceeds 25% of the value of its total assets or the Fund's aggregate short sales of the securities of any one issuer exceed the lesser of 2% of the Fund's net assets or 2% of the securities of any class of the issuer. Moreover, the Fund may engage in short sales only with respect to securities listed on a national securities exchange. The Fund may make short sales "against the box" without respect to such limitations. In this type of short sale, at the time of the sale the Fund owns the security it has sold short or has the immediate and unconditional right to acquire at no additional cost the identical security.

TEMPORARY DEFENSIVE STRATEGIES
The Emerging Markets Fund may invest in the following types of money market instruments (i.e., debt instruments with less than 12 months remaining until maturity) denominated in U.S. dollars or other currencies: (a) obligations issued or guaranteed by the U.S. or foreign governments, their agencies, instrumentalities or municipalities; (b) obligations of international organizations designed or supported by multiple foreign governmental entities to promote economic reconstruction or development; (c) finance company obligations, corporate commercial paper and other short-term commercial obligations; (d) bank obligations (including certificates of deposit, time deposits, demand deposits and bankers' acceptances); (e) repurchase agreements with respect to the foregoing; and (f) other substantially similar short-term debt securities with comparable characteristics.

The Emerging Markets Fund may invest in commercial paper rated as low as A-3 by S&P or P-3 by Moody's or, if not rated, determined by the Manager to be of comparable quality. Obligations rated A-3 and P-3 are considered by S&P and Moody's, respectively, to have an acceptable capacity for timely repayment. However, these securities may be more vulnerable to adverse effects of changes in circumstances than obligations carrying higher designations.

                   Statement of Additional Information Page 5

                        GT GLOBAL EMERGING MARKETS FUND

                              OPTIONS, FUTURES AND
                              CURRENCY STRATEGIES

--------------------------------------------------------------------------------

SPECIAL RISKS OF OPTIONS, FUTURES AND CURRENCY STRATEGIES
The use of options, futures contracts and forward currency contracts ("Forward Contracts") involves special considerations and risks, as described below. Risks pertaining to particular instruments are described in the sections that follow.

        (1) Successful use of most of these instruments depends upon the Manager's ability to predict movements of the overall securities and currency markets, which requires different skills than predicting changes in the prices of individual securities. While the Manager is experienced in the use of these instruments, there can be no assurance that any particular strategy adopted will succeed.

        (2) There might be imperfect correlation, or even no correlation, between price movements of an instrument and price movements of the investments being hedged. For example, if the value of an instrument used in a short hedge increased by less than the decline in value of the hedged investment, the hedge would not be fully successful. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which the hedging instrument is traded. The effectiveness of hedges using hedging instruments on indices will depend on the degree of correlation between price movements in the index and price movements in the investments being hedged.

        (3) Hedging strategies, if successful, can reduce risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements in the investments being hedged. However, hedging strategies can also reduce opportunity for gain by offsetting the positive effect of favorable price movements in the hedged investments. For example, if the Fund entered into a short hedge because the Manager projected a decline in the price of a security in the Fund's portfolio, and the price of that security increased instead, the gain from that increase might be wholly or partially offset by a decline in the price of the hedging instrument. Moreover, if the price of the hedging instrument declined by more than the increase in the price of the security, the Fund could suffer a loss. In either such case, the Fund would have been in a better position had it not hedged at all.

        (4) As described below, the Fund might be required to maintain assets as "cover," maintain segregated accounts or make margin payments when it takes positions in instruments involving obligations to third parties (I.E., instruments other than purchased options). If the Fund were unable to close out its positions in such instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expired or matured. The requirements might impair the Fund's ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that the Fund sell a portfolio security at a disadvantageous time. The Fund's ability to close out a position in an instrument prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the other party to the transaction ("contra party") to enter into a transaction closing out the position. Therefore, there is no assurance that any position can be closed out at a time and price that is favorable to the Fund.

WRITING CALL OPTIONS
The Fund may write (sell) call options on securities, indices and currencies. Call options generally will be written on securities and currencies that, in the opinion of the Manager are not expected to make any major price moves in the near future but that, over the long term, are deemed to be attractive investments for the Fund.

A call option gives the holder (buyer) the right to purchase a security or currency at a specified price (the exercise price) at any time until (American style) or on (European style) a certain date (the expiration date). As long as the obligation of the writer of a call option continues, he may be assigned an exercise notice, requiring him to deliver the underlying security or currency against payment of the exercise price. This obligation terminates upon the expiration of the call option, or such earlier time at which the writer effects a closing purchase transaction by purchasing an option identical to that previously sold.

Portfolio securities or currencies on which call options may be written will be purchased solely on the basis of investment considerations consistent with the Fund's investment objectives. When writing a call option, the Fund, in return for the

                   Statement of Additional Information Page 6

                        GT GLOBAL EMERGING MARKETS FUND
premium, gives up the opportunity for profit from a price increase in the underlying security or currency above the exercise price, and retains the risk of loss should the price of the security or currency decline. Unlike one who owns securities or currencies not subject to an option, the Fund has no control over when it may be required to sell the underlying securities or currencies, since most options may be exercised at any time prior to the option's expiration. If a call option that the Fund has written expires, the Fund will realize a gain in the amount of the premium; however, such gain may be offset by a decline in the market value of the underlying security or currency during the option period. If the call option is exercised, the Fund will realize a gain or loss from the sale of the underlying security or currency, which will be increased or offset by the premium received. The Fund does not consider a security or currency covered by a call option to be "pledged" as that term is used in the Fund's policy that limits the pledging or mortgaging of its assets.

Writing call options can serve as a limited short hedge because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security or currency appreciates to a price higher than the exercise price of the call option, it can be expected that the option will be exercised and the Fund will be obligated to sell the security or currency at less than its market value.

The premium that the Fund receives for writing a call option is deemed to constitute the market value of an option. The premium the Fund will receive from writing a call option will reflect, among other things, the current market price of the underlying investment, the relationship of the exercise price to such market price, the historical price volatility of the underlying investment, and the length of the option period. In determining whether a particular call option should be written, the Manager will consider the reasonableness of the anticipated premium and the likelihood that a liquid secondary market will exist for those options.

Closing transactions will be effected in order to realize a profit on an outstanding call option, to prevent an underlying security or currency from being called, or to permit the sale of the underlying security or currency. Furthermore, effecting a closing transaction will permit the Fund to write another call option on the underlying security or currency with either a different exercise price, expiration date or both.

The Fund will pay transaction costs in connection with the writing of options and in entering into closing purchase contracts. Transaction costs relating to options activity are normally higher than those applicable to purchases and sales of portfolio securities.

The exercise price of the options may be below, equal to or above the current market values of the underlying securities or currencies at the time the options are written. From time to time, the Fund may purchase an underlying security or currency for delivery in accordance with the exercise of an option, rather than delivering such security or currency from its portfolio. In such cases, additional costs will be incurred.

The Fund will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more, respectively, than the premium received from writing the option. Because increases in the market price of a call option generally will reflect increases in the market price of the underlying security or currency, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security or currency owned by the Fund.

WRITING PUT OPTIONS
The Fund may write put options on securities, indices and currencies. A put option gives the purchaser of the option the right to sell, and the writer (seller) the obligation to buy, the underlying security or currency at the exercise price at any time until (American style) or on (European style) the expiration date. The operation of put options in other respects, including their related risks and rewards, is identical substantially to that of call options.

The Fund generally would write put options in circumstances where the Manager wishes to purchase the underlying security or currency for the Fund's portfolio at a price lower than the current market price of the security or currency. In such event, the Fund would write a put option at an exercise price that, reduced by the premium received on the option, reflects the lower price it is willing to pay. Since the Fund would also receive interest on debt securities or currencies maintained to cover the exercise price of the option, this technique could be used to enhance current return during periods of market uncertainty. The risk in such a transaction would be that the market price of the underlying security or currency would decline below the exercise price less the premium received.

Writing put options can serve as a limited long hedge because increases in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security or currency depreciates to a price lower than the exercise price of the put option, it can be expected that the put option will be exercised and the Fund will be obligated to sell the security or currency at more than its market value.

                   Statement of Additional Information Page 7

                        GT GLOBAL EMERGING MARKETS FUND

PURCHASING PUT OPTIONS
The Fund may purchase put options on securities, indices and currencies. As the holder of a put option, the Fund would have the right to sell the underlying security or currency at the exercise price at any time until (American style) or on (European style) the expiration date. The Fund may enter into closing sale transactions with respect to such options, exercise them or permit them to expire.

The Fund may purchase a put option on an underlying security or currency ("protective put") owned by the Fund to protect against an anticipated decline in the value of the security or currency. Such protection is provided only during the life of the put option when the Fund, as the holder of the put option, is able to sell the underlying security or currency at the put exercise price regardless of any decline in the underlying security's market price or currency's exchange value. The premium paid for the put option and any transaction costs would reduce any profit otherwise available for distribution when the security or currency is eventually sold.

The Fund also may purchase put options at a time when the Fund does not own the underlying security or currency. By purchasing put options on a security or currency it does not own, the Fund seeks to benefit from a decline in the market price of the underlying security or currency. If the put option is not sold when it has remaining value, and if the market price of the underlying security or currency remains equal to or greater than the exercise price during the life of the put option, the Fund will lose its entire investment in the put option. In order for the purchase of a put option to be profitable, the market price of the underlying security or currency must decline sufficiently below the exercise price to cover the premium and transaction costs, unless the put option is sold in a closing sale transaction.

PURCHASING CALL OPTIONS
The Fund may purchase call options on securities, indices and currencies. As the holder of a call option, the Fund would have the right to purchase the underlying security or currency at the exercise price at any time until (American style) or on (European style) the expiration date. The Fund may enter into closing sale transactions with respect to such options, exercise them or permit them to expire.

Call options may be purchased by the Fund for the purpose of acquiring the underlying security or currency for its portfolio. Utilized in this fashion, the purchase of call options would enable the Fund to acquire the security or currency at the exercise price of the call option plus the premium paid. At times, the net cost of acquiring the security or currency in this manner may be less than the cost of acquiring the security or currency directly. This technique also may be useful to the Fund in purchasing a large block of securities that would be more difficult to acquire by direct market purchases. So long as it holds such a call option, rather than the underlying security or currency itself, the Fund is partially protected from any unexpected decline in the market price of the underlying security or currency and, in such event, could allow the call option to expire, incurring a loss only to the extent of the premium paid for the option.

The Fund also may purchase call options on underlying securities or currencies it owns to avoid realizing losses that would result in a reduction of its current return. For example, where the Fund has written a call option on an underlying security or currency having a current market value below the price at which it purchased the security or currency, an increase in the market price could result in the exercise of the call option written by the Fund and the realization of a loss on the underlying security or currency. Accordingly, the Fund could purchase a call option on the same underlying security or currency, which could be exercised to fulfill the Fund's delivery obligations under its written call (if it is exercised). This strategy could allow the Fund to avoid selling the portfolio security or currency at a time when it has an unrealized loss; however, the Fund would have to pay a premium to purchase the call option plus transaction costs.

Aggregate premiums paid for put and call options will not exceed 5% of the Fund's total assets at the time of purchase.

The Fund may attempt to accomplish objectives similar to those involved in its use of Forward Contracts by purchasing put or call options on currencies. A put option gives the Fund as purchaser the right (but not the obligation) to sell a specified amount of currency at the exercise price at any time until (American style) or on (European style) the expiration date. A call option gives the Fund as purchaser the right (but not the obligation) to purchase a specified amount of currency at the exercise price at any time until (American style) or on (European style) the expiration date. The Fund might purchase a currency put option, for example, to protect itself against a decline in the dollar value of a currency in which it holds or anticipates holding securities. If the currency's value should decline against the dollar, the loss in currency value should be offset, in whole or in part, by an increase in the value of the put. If the value of the currency instead should rise against the dollar, any gain to the Fund would be reduced by the premium it had paid for the put option. A currency call option might be purchased, for example, in anticipation of, or to protect against, a rise in the value against the dollar of a currency in which the Fund anticipates purchasing securities.

                   Statement of Additional Information Page 8

                        GT GLOBAL EMERGING MARKETS FUND

Options may be either listed on an exchange or traded in over-the-counter ("OTC") markets. Listed options are third-party contracts (I.E., performance of the obligations of the purchaser and seller is guaranteed by the exchange or clearing corporation), and have standardized strike prices and expiration dates. OTC options are two-party contracts with negotiated strike prices and expiration dates. The Fund will not purchase an OTC option unless it believes that daily valuations for such options are readily obtainable. OTC options differ from exchange-traded options in that OTC options are transacted with dealers directly and not through a clearing corporation (which guarantees performance). Consequently, there is a risk of non-performance by the dealer. Since no exchange is involved, OTC options are valued on the basis of an average of the last bid prices obtained from dealers, unless a quotation from only one dealer is available, in which case only that dealer's price will be used. In the case of OTC options, there can be no assurance that a liquid secondary market will exist for any particular option at any specific time.

The staff of the SEC considers purchased OTC options to be illiquid securities. The Fund may also sell OTC options and, in connection therewith, segregate assets or cover its obligations with respect to OTC options written by the Fund. The assets used as cover for OTC options written by the Fund will be considered illiquid unless the OTC options are sold to qualified dealers who agree that the Fund may repurchase any OTC option it writes at a maximum price to be calculated by a formula set forth in the option agreement. The cover for an OTC option written subject to this procedure would be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

The Fund's ability to establish and close out positions in exchange-listed options depends on the existence of a liquid market. The Fund intends to purchase or write only those exchange-traded options for which there appears to be a liquid secondary market. However, there can be no assurance that such a market will exist at any particular time. Closing transactions can be made for OTC options only by negotiating directly with the contra party or by a transaction in the secondary market if any such market exists. Although the Fund will enter into OTC options only with contra parties that are expected to be capable of entering into closing transactions with the Fund, there is no assurance that the Fund will in fact be able to close out an OTC option position at a favorable price prior to expiration. In the event of insolvency of the contra party, the Fund might be unable to close out an OTC option position at any time prior to its expiration.

INDEX OPTIONS
Puts and calls on indices are similar to puts and calls on securities or futures contracts except that all settlements are in cash and gain or loss depends on changes in the index in question (and thus on price movements in the securities market or a particular market sector generally) rather than on price movements in individual securities or futures contracts. When the Fund writes a call on an index, it receives a premium and agrees that, prior to the expiration date, the purchaser of the call, upon exercise of the call, will receive from the Fund an amount of cash if the closing level of the index upon which the call is based is greater than the exercise price of the call. The amount of cash is equal to the difference between the closing price of the index and the exercise price of the call times a specified multiple (the "multiplier"), which determines the total dollar value for each point of such difference. When the Fund buys a call on an index, it pays a premium and has the same rights as to such call as are indicated above. When the Fund buys a put on an index, it pays a premium and has the right, prior to the expiration date, to require the seller of the put, upon the Fund's exercise of the put, to deliver to the Fund an amount of cash if the closing level of the index upon which the put is based is less than the exercise price of the put, which amount of cash is determined by the multiplier, as described above for calls. When the Fund writes a put on an index, it receives a premium and the purchaser has the right, prior to the expiration date, to require the Fund to deliver to it an amount of cash equal to the difference between the closing level of the index and the exercise price times the multiplier, if the closing level is less than the exercise price.

The risks of investment in index options may be greater than options on securities. Because index options are settled in cash, when the Fund writes a call on an index it cannot provide in advance for its potential settlement obligations by acquiring and holding the underlying securities. The Fund can offset some of the risk of writing a call index option position by holding a diversified portfolio of securities similar to those on which the underlying index is based. However, the Fund cannot, as a practical matter, acquire and hold a portfolio containing exactly the same securities as underlie the index and, as a result, bears a risk that the value of the securities held will vary from the value of the index.

Even if the Fund could assemble a securities portfolio that exactly reproduced the composition of the underlying index, it still would not be fully covered from a risk standpoint because of the "timing risk" inherent in writing index options. When an index option is exercised, the amount of cash that the holder is entitled to receive is determined by the difference between the exercise price and the closing index level on the date when the option is exercised. As with other kinds of options, the Fund, as the call writer, will not know that it has been assigned until the next business day at the earliest. The time lag between exercise and notice of assignment poses no risk for the writer of a covered call on a specific underlying

                   Statement of Additional Information Page 9

                        GT GLOBAL EMERGING MARKETS FUND
security, such as common stock, because there the writer's obligation is to deliver the underlying security, not to pay its value as of a fixed time in the past. So long as the writer already owns the underlying security, it can satisfy its settlement obligations by simply delivering it, and the risk that its value may have declined since the exercise date is borne by the exercising holder. In contrast, even if the writer of an index call holds securities that exactly match the composition of the underlying index, it will not be able to satisfy its assignment obligations by delivering those securities against payment of the exercise price. Instead, it will be required to pay cash in an amount based on the closing index value on the exercise date; and by the time it learns that it has been assigned, the index may have declined, with a corresponding decline in the value of its securities portfolio. This "timing risk" is an inherent limitation on the ability of index call writers to cover their risk exposure by holding securities positions.

If the Fund purchases an index option and exercises it before the closing index value for that day is available, it runs the risk that the level of the underlying index may subsequently change. If such a change causes the exercised option to fall out-of-the-money, the Fund will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer.

INTEREST RATE AND CURRENCY FUTURES CONTRACTS
The Fund may enter into interest rate or currency futures contracts, and may enter into stock index futures contracts (collectively, "Futures" or "Futures Contracts"), as a hedge against changes in prevailing levels of interest rates, currency exchange rates or stock prices in order to establish more definitely the effective return on securities or currencies held or intended to be acquired by the Fund. The Fund's transactions may include sales of Futures as an offset against the effect of expected increases in interest rates, and decreases in currency exchange rates and stock prices, and purchases of Futures as an offset against the effect of expected declines in interest rates, and increases in currency exchange rates and stock prices.

The Fund will only enter into Futures Contracts that are traded on futures exchanges and are standardized as to maturity date and underlying financial instrument. Futures exchanges and trading thereon in the United States are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission ("CFTC"). Futures are exchanged in London at the London International Financial Futures Exchange.

Although techniques other than sales and purchases of Futures Contracts could be used to reduce the Fund's exposure to interest rate, currency exchange rate and stock market fluctuations, the Fund may be able to hedge its exposure more effectively and at a lower cost through using Futures Contracts.

A Futures Contract provides for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument (security or currency) for a specified price at a designated date, time and place. An index Futures Contract provides for the delivery, at a designated date, time and place, of an amount of cash equal to a specified dollar amount times the difference between the index value at the close of trading on the contract and the price at which the Futures Contract is originally struck; no physical delivery of the securities comprising the index is made. Brokerage fees are incurred when a Futures Contract is bought or sold, and margin deposits must be maintained at all times the Futures Contract is outstanding.

Although Futures Contracts typically require future delivery of and payment for financial instruments or currencies, Futures Contracts are usually closed out before the delivery date. Closing out an open Futures Contract sale or purchase is effected by entering into an offsetting Futures Contract purchase or sale, respectively, for the same aggregate amount of the identical financial instrument or currency and the same delivery date. If the offsetting purchase price is less than the original sale price, the Fund realizes a gain; if it is more, the Fund realizes a loss. Conversely, if the offsetting sale price is more than the original purchase price, the Fund realizes a gain; if it is less, the Fund realizes a loss. The transaction costs must also be included in these calculations. There can be no assurance, however, that the Fund will be able to enter into an offsetting transaction with respect to a particular Futures Contract at a particular time. If the Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain the margin deposits on the Futures Contract.

As an example of an offsetting transaction, the contractual obligations arising from the sale of one Futures Contract of September Deutschemarks on an exchange may be fulfilled at any time before delivery under the Futures Contract is required (I.E., on a specified date in September, the "delivery month") by the purchase of another Futures Contract of September Deutschemarks on the same exchange. In such instance the difference between the price at which the Futures Contract was sold and the price paid for the offsetting purchase, after allowance for transaction costs, represents the profit or loss to the Fund.

The Fund's Futures transactions will be entered into for hedging purposes only; that is, Futures Contracts will be sold to protect against a decline in the price of securities or currencies that the Fund owns, or Futures Contracts will be purchased

                  Statement of Additional Information Page 10

                        GT GLOBAL EMERGING MARKETS FUND
to protect the Fund against an increase in the price of securities or currencies it has committed to purchase or expects to purchase.

"Margin" with respect to Futures Contracts is the amount of funds that must be deposited by the Fund in order to initiate Futures trading and to maintain the Fund's open positions in Futures Contracts. A margin deposit made when the Futures Contract is entered into ("initial margin") is intended to assure the Fund's performance under the Futures Contract. The margin required for a particular Futures Contract is set by the exchange on which the Futures Contract is traded and may be modified significantly from time to time by the exchange during the term of the Futures Contract.

Subsequent payments, called "variation margin," to and from the futures commission merchant through which the Fund entered into the Futures Contract will be made on a daily basis as the price of the underlying security, currency or index fluctuates making the Futures Contract more or less valuable, a process known as marking-to-market.

    RISKS OF USING FUTURES CONTRACTS. The prices of Futures Contracts are volatile and are influenced, among other things, by actual and anticipated changes in interest rates and currency exchange rates, and in stock market movements, which in turn are affected by fiscal and monetary policies and national and international political and economic events.

There is a risk of imperfect correlation between changes in prices of Futures Contracts and prices of the securities or currencies in the Fund's portfolio being hedged. The degree of imperfection of correlation depends upon circumstances such as: variations in speculative market demand for Futures and for securities or currencies, including technical influences in Futures trading; and differences between the financial instruments being hedged and the instruments underlying the standard Futures Contracts available for trading. A decision of whether, when, and how to hedge involves skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of unexpected market behavior or interest or currency rate trends.

Because of the low margin deposits required, Futures trading involves an extremely high degree of leverage. As a result, a relatively small price movement in a Futures Contract may result in immediate and substantial loss, as well as gain, to the investor. For example, if at the time of purchase, 10% of the value of the Futures Contract is deposited as margin, a subsequent 10% decrease in the value of the Futures Contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit, if the Futures Contract were closed out. Thus, a purchase or sale of a Futures Contract may result in losses in excess of the amount invested in the Futures Contract.

Most U.S. Futures exchanges limit the amount of fluctuation permitted in Futures Contract and options on Futures Contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a Futures Contract or option may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of Futures Contract or option, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures Contract and option prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some traders to substantial losses.

If the Fund were unable to liquidate a Futures or option on Futures position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. The Fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the Fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the Future or option or to maintain cash or securities in a segregated account.

Certain characteristics of the Futures market might increase the risk that movements in the prices of Futures Contracts or options on Futures might not correlate perfectly with movements in the prices of the investments being hedged. For example, all participants in the Futures and options on Futures markets are subject to daily variation margin calls and might be compelled to liquidate Futures or options on Futures positions whose prices are moving unfavorably to avoid being subject to further calls. These liquidations could increase price volatility of the instruments and distort the normal price relationship between the Futures or options and the investments being hedged. Also, because initial margin deposit requirements in the Futures market are less onerous than margin requirements in the securities markets, there might be increased participation by speculators in the Futures markets. This participation also might cause temporary price distortions. In addition, activities of large traders in both the Futures and securities markets involving arbitrage, "program trading" and other investment strategies might result in temporary price distortions.

                  Statement of Additional Information Page 11

                        GT GLOBAL EMERGING MARKETS FUND

OPTIONS ON FUTURES CONTRACTS
Options on Futures Contracts are similar to options on securities or currencies except that options on Futures Contracts give the purchaser the right, in return for the premium paid, to assume a position in a Futures Contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the Futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's Futures margin account, which represents the amount by which the market price of the Futures Contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the Futures Contract. If an option is exercised on the last trading day prior to the expiration date of the option, the settlement will be made entirely in cash equal to the difference between the exercise price of the option and the closing level of the securities, currencies or index upon which the Futures Contract is based on the expiration date. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

The purchase of call options on Futures can serve as a long hedge, and the purchase of put options on Futures can serve as a short hedge. Writing call options on Futures can serve as a limited short hedge, and writing put options on Futures can serve as a limited long hedge, using a strategy similar to that used for writing options on securities, foreign currencies or indices.

If the Fund writes an option on a Futures Contract, it will be required to deposit initial and variation margin pursuant to requirements similar to those applicable to Futures Contracts. Premiums received from the writing of an option on a Futures Contract are included in the initial margin deposit.

The Fund may seek to close out an option position by selling an option covering the same Futures Contract and having the same exercise price and expiration date. The ability to establish and close out positions on such options is subject to the maintenance of a liquid secondary market.

LIMITATIONS ON USE OF FUTURES, OPTIONS ON FUTURES AND CERTAIN OPTIONS ON CURRENCIES
To the extent that the Fund enters into Futures Contracts, options on Futures Contracts, and options on foreign currencies traded on a CFTC-regulated exchange, in each case other than for BONA FIDE hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums required to establish those positions (excluding the amount by which options are "in-the-money") will not exceed 5% of the liquidation value of the Fund's portfolio, after taking into account unrealized profits and unrealized losses on any contracts the Fund has entered into. In general, a call option on a Futures Contract is "in-the-money" if the value of the underlying Futures Contract exceeds the strike, I.E., exercise, price of the call; a put option on a Futures Contract is
"in-the-money" if the value of the underlying Futures Contract is exceeded by the strike price of the put. This guideline may be modified by the Company's Board of Directors without a shareholder vote. This limitation does not limit the percentage of the Fund's assets at risk to 5%.

FORWARD CONTRACTS
A Forward Contract is an obligation, usually arranged with a commercial bank or other currency dealer, to purchase or sell a currency against another currency at a future date and price as agreed upon by the parties. The Fund may either accept or make delivery of the currency at the maturity of the Forward Contract. The Fund may also, if its contra party agrees, prior to maturity, enter into a closing transaction involving the purchase or sale of an offsetting contract.

The Fund engages in forward currency transactions in anticipation of, or to protect itself against, fluctuations in exchange rates. The Fund might sell a particular foreign currency forward, for example, when it holds securities denominated in a foreign currency but anticipates, and seeks to be protected against, a decline in the currency against the U.S. dollar. Similarly, the Fund might sell the U.S. dollar forward when it holds securities denominated in U.S. dollars, but anticipates, and seeks to be protected against, a decline in the U.S. dollar relative to other currencies. Further, the Fund might purchase a currency forward to "lock in" the price of securities denominated in that currency that it anticipates purchasing.

Forward Contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A Forward Contract generally has no deposit requirement, and no commissions are charged at any stage for trades. The Fund will enter into such Forward Contracts with major U.S. or foreign banks and securities or currency dealers in accordance with guidelines approved by the Company's Board of Directors.

The Fund may enter into Forward Contracts either with respect to specific transactions or with respect to the Fund's portfolio positions. The precise matching of the Forward Contract amounts and the value of specific securities will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the Forward Contract is entered into and the date it

                  Statement of Additional Information Page 12

                        GT GLOBAL EMERGING MARKETS FUND
matures. Accordingly, it may be necessary for the Fund to purchase additional foreign currency on the spot (I.E., cash) market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency the Fund is obligated to deliver. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Forward Contracts involve the risk that anticipated currency movements will not be accurately predicted, causing the Fund to sustain losses on these contracts and transaction costs.

At or before the maturity of a Forward Contract requiring the Fund to sell a currency, the Fund may either sell a portfolio security and use the sale proceeds to make delivery of the currency or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which the Fund will obtain, on the same maturity date, the same amount of the currency that it is obligated to deliver. Similarly, the Fund may close out a Forward Contract requiring it to purchase a specified currency by entering into a second contract, if its contra party agrees, entitling it to sell the same amount of the same currency on the maturity date of the first contract. The Fund would realize a gain or loss as a result of entering into such an offsetting Forward Contract under either circumstance to the extent the exchange rate or rates between the currencies involved moved between the execution dates of the first contract and the offsetting contract.

The cost to the Fund of engaging in Forward Contracts varies with factors such as the currencies involved, the length of the contract period and the market conditions then prevailing. Because Forward Contracts usually are entered into on a principal basis, no fees or commissions are involved. The use of Forward Contracts does not eliminate fluctuations in the prices of the underlying securities the Fund owns or intends to acquire, but it does establish a rate of exchange in advance. In addition, while Forward Contract sales limit the risk of loss due to a decline in the value of the hedged currencies, they also limit any potential gain that might result should the value of the currencies increase.

FOREIGN CURRENCY STRATEGIES -- SPECIAL CONSIDERATIONS
The Fund may use options on foreign currencies, Futures on foreign currencies, options on Futures on foreign currencies and Forward Contracts to hedge against movements in the values of the foreign currencies in which the Fund's securities are denominated. Such currency hedges can protect against price movements in a security that the Fund owns or intends to acquire that are attributable to changes in the value of the currency in which it is denominated. Such hedges do not, however, protect against price movements in the securities that are attributable to other causes.

The Fund might seek to hedge against changes in the value of a particular currency when no Futures Contract, Forward Contract or option involving that currency is available or one of such contracts is more expensive than certain other contracts. In such cases, the Fund may hedge against price movements in that currency by entering into a contract on another currency or basket of currencies, the values of which the Manager believes will have a positive correlation to the value of the currency being hedged. The risk that movements in the price of the contract will not correlate perfectly with movements in the price of the currency being hedged is magnified when this strategy is used.

The value of Futures Contracts, options on Futures Contracts, Forward Contracts and options on foreign currencies depends on the value of the underlying currency relative to the U.S. dollar. Because foreign currency transactions occurring in the interbank market might involve substantially larger amounts than those involved in the use of Futures Contracts, Forward Contracts or options, the Fund could be disadvantaged by dealing in the odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

There is no systematic reporting of last sale information for foreign currencies or any regulatory requirements that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information generally is representative of very large transactions in the interbank market and thus might not reflect odd-lot transactions where rates might be less favorable. The interbank market in foreign currencies is a global, round-the-clock market. To the extent the U.S. options or Futures markets are closed while the markets for the underlying currencies remain open, significant price and rate movements might take place in the underlying markets that cannot be reflected in the markets for the Futures contracts or options until they reopen.

Settlement of Futures Contracts, Forward Contracts and options involving foreign currencies might be required to take place within the country issuing the underlying currency. Thus, the Fund might be required to accept or make delivery of the underlying foreign currency in accordance with any U.S. or foreign regulations regarding the maintenance of foreign banking arrangements by U.S. residents and might be required to pay any fees, taxes and charges associated with such delivery assessed in the issuing country.

                  Statement of Additional Information Page 13

                        GT GLOBAL EMERGING MARKETS FUND

COVER
Transactions using Forward Contracts, Futures Contracts and options (other than options purchased by the Fund) expose the Fund to an obligation to another party. The Fund will not enter into any such transactions unless it owns either
(1) an offsetting ("covered") position in securities, currencies, or other options, Forward Contracts or Futures Contracts, or (2) cash, receivables and short-term debt securities with a value sufficient at all times to cover its potential obligations not covered as provided in (1) above. The Fund will comply with SEC guidelines regarding cover for these instruments and, if the guidelines so require, set aside cash or liquid securities.

Assets used as cover or held in a segregated account cannot be sold while the position in the corresponding Forward Contract, Futures Contract or option is open, unless they are replaced with other appropriate assets. If a large portion of the Fund's assets are used for cover or otherwise set aside, it could affect portfolio management or the Fund's ability to meet redemption requests or other current obligations.

--------------------------------------------------------------------------------

                                  RISK FACTORS

--------------------------------------------------------------------------------

ILLIQUID SECURITIES
The Fund may invest up to 15% of its net assets in illiquid securities. Securities may be considered illiquid if the Fund cannot reasonably expect within seven days to sell the securities for approximately the amount at which the Fund values such securities. See "Investment Limitations." The sale of illiquid securities, if they can be sold at all, generally will require more time and result in higher brokerage charges or dealer discounts and other selling expenses than the sale of liquid securities such as securities eligible for trading on U.S. securities exchanges or in the over-the-counter markets. Moreover, restricted securities, which may be illiquid for purposes of this limitation, often sell, if at all, at a price lower than similar securities that are not subject to restrictions on resale.

Illiquid securities include those that are subject to restrictions contained in the securities laws of other countries. However, securities that are freely marketable in the country where they are principally traded, but would not be freely marketable in the United States, will not be considered illiquid. Where registration is required, the Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to sell.

Not all restricted securities are illiquid. In recent years a large institutional market has developed for certain securities that are not registered under the Securities Act of 1933, as amended ("1933 Act"), including private placements, repurchase agreements, commercial paper, foreign securities and corporate bonds and notes. These instruments are often restricted securities because the securities are sold in transactions not requiring registration. Institutional investors generally will not seek to sell these instruments to the general public, but instead will often depend either on an efficient institutional market in which such unregistered securities can be readily resold or on an issuer's ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions is not dispositive of the liquidity of such investments.

Rule 144A under the 1933 Act establishes a "safe harbor" from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers. Institutional markets for restricted securities have developed as a result of Rule 144A, providing both readily ascertainable values for restricted securities and the ability to liquidate an investment to satisfy share redemption orders. Such markets include automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the National Association of Securities Dealers, Inc. An insufficient number of qualified institutional buyers interested in purchasing Rule 144A-eligible restricted securities held by the Fund, however, could affect adversely the marketability of such portfolio securities and the Fund might be unable to dispose of such securities promptly or at favorable prices.

With respect to liquidity determinations generally, the Company's Board of Directors has the ultimate responsibility for determining whether specific securities, including restricted securities pursuant to Rule 144A under the 1993 Act, are liquid or illiquid. The Board has delegated the function of making day-to-day determinations of liquidity to the Manager,

                  Statement of Additional Information Page 14

                        GT GLOBAL EMERGING MARKETS FUND
in accordance with procedures approved by the Company's Board of Directors. The Manager takes into account a number of factors in reaching liquidity decisions, including, but not limited to: (i) the frequency of trading in the security;
(ii) the number of dealers who make quotes for the security: (iii) the number of dealers who have undertaken to make a market in the security; (iv) the number of other potential purchasers; and (v) the nature of the security and how trading is affected (E.G., the time needed to sell the security, how offers are solicited and the mechanics of transfer). The Manager monitors the liquidity of securities in the Fund's portfolio and periodically reports on such decisions to the Board of Directors.

FOREIGN SECURITIES
    SPECIAL CONSIDERATIONS  AFFECTING  EMERGING  MARKETS.  Investing  in  equity securities of companies in emerging markets may entail greater risks than investing in equity securities in developed countries. These risks include (i) less social, political and economic stability; (ii) the small current size of the markets for such securities and the currently low or nonexistent volume of trading, which result in a lack of liquidity and in greater price volatility;
(iii) certain national policies which may restrict the Fund's investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; (iv) foreign taxation; and (v) the absence of developed structures governing private or foreign investment or allowing for judicial redress for injury to private property. Investing in the securities of companies in emerging markets, including the markets of Latin America and certain Asian markets such as Taiwan, Malaysia and Indonesia, may entail special risks relating to the potential political and economic instability and the risks of expropriation, nationalization, confiscation or the imposition of restrictions on foreign investment, convertibility of currencies into U.S. dollars and on repatriation of capital invested. In the event of such expropriation, nationalization or other confiscation by any country, the Fund could lose its entire investment in any such country.

Settlement mechanisms in emerging securities markets may be less efficient and reliable than in more developed markets. In such emerging securities markets there may be share registration and delivery delays or failures.

Many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates and corresponding currency devaluations have had and may continue to have negative effects on the economies and securities markets of certain emerging market countries.

    SPECIAL CONSIDERATIONS AFFECTING RUSSIA AND EASTERN EUROPEAN COUNTRIES. Investing in Russia and Eastern European countries involves a high degree of risk and special considerations not typically associated with investing in the United States securities markets, and should be considered highly speculative. Such risks include: (1) delays in settling portfolio transactions and risk of loss arising out of the system of share registration and custody; (2) the risk that it may be impossible or more difficult than in other countries to obtain and/or enforce a judgement; (3) pervasiveness of corruption and crime in the economic system; (4) currency exchange rate volatility and the lack of available currency hedging instruments; (5) higher rates of inflation (including the risk of social unrest associated with periods of hyper-inflation) and high unemployment; (6) controls on foreign investment and local practices disfavoring foreign investors and limitations on repatriation of invested capital, profits and dividends, and on the Fund's ability to exchange local currencies for U.S. dollars; (7) political instability and social unrest and violence; (8) the risk that the governments of Russia and Eastern European countries may decide not to continue to support the economic reform programs implemented recently and could follow radically different political and/or economic policies to the detriment of investors, including non-market-oriented policies such as the support of certain industries at the expense of other sectors or investors, or a return to the centrally planned economy that existed when such countries had a communist form of government; (9) the financial condition of companies in these countries, including large amounts of inter-company debt which may create a payments crisis on a national scale; (10) dependency on exports and the corresponding importance of international trade; (11) the risk that the tax system in these countries will not be reformed to prevent inconsistent, retroactive and/or exorbitant taxation; and (12) the underdeveloped nature of the securities markets.


    SPECIAL CONSIDERATIONS AFFECTING PACIFIC REGION COUNTRIES. Many of the Asia Pacific region countries may be subject to a greater degree of social, political and economic instability than is the case in the United States. Such instability may result from, among other things, the following: (i) authoritarian governments or military involvement in political and economic decision making, and changes in government through extra-constitutional means; (ii) popular unrest associated with demands for improved political, economic and social conditions; (iii) internal insurgencies; (iv) hostile relations with neighboring countries; and (v) ethnic, religious and racial disaffection. Such social, political and economic instability could significantly disrupt the principal financial markets in which a Fund invests and adversely affect the value of a Fund's assets. In addition, there may be the possibility of asset expropriations or future confiscatory levels of taxation affecting the Funds.


Several of the Asia Pacific region countries have or in the past have had hostile relationships with neighboring nations or have experienced internal insurgency. Thailand has experienced border conflicts with Laos and Cambodia, and India is

                  Statement of Additional Information Page 15

                        GT GLOBAL EMERGING MARKETS FUND
engaged in border disputes with several of its neighbors, including China and Pakistan. An uneasy truce exists between North Korea and South Korea, and the recurrence of hostilities remains possible. Reunification of North Korea and South Korea could have a detrimental effect on the economy of South Korea. Also, China continues to claim sovereignty over Taiwan and recently has conducted military maneuvers near Taiwan.

The economies of most of the Asia Pacific region countries are heavily dependent upon international trade and are accordingly affected by protective trade barriers and the economic conditions of their trading partners, principally the United States, Japan, China and the European Community. The enactment by the United States or other principal trading partners of protectionist trade legislation, reduction of foreign investment in the local economies and general declines in the international securities markets could have a significant adverse effect upon the securities markets of the Asia Pacific region countries. In addition, the economies of some of the Asia Pacific region countries, Australia and Indonesia, for example, are vulnerable to weakness in world prices for their commodity exports, including crude oil.


China recently assumed sovereignty over Hong Kong in July 1997. Although China has committed by treaty to preserve the economic and social freedoms enjoyed in Hong Kong for fifty years, the continuation of the current form of the economic system in Hong Kong will depend on the actions of the government of China. In addition, such assumption of sovereignty has increased sensitivity in Hong Kong to political developments and statements by public figures in China. Business confidence in Hong Kong, therefore, can be significantly affected by such developments and statements, which in turn can affect markets and business performance.


In addition, the Chinese sovereignty over Hong Kong also presents a risk that the Hong Kong dollar will be devaluated and a risk of possible loss of investor confidence in the Hong Kong markets and dollar. However, factors exist that are likely to mitigate this risk. First, China has stated its intention to implement a "one country, two systems" policy, which would preserve monetary sovereignty and leave control in the hands of the Hong Kong Monetary Authority ("HKMA").

Second, fixed rate parity with the U.S. dollar is seen as critical to maintaining investors' confidence in the transition to Chinese rule and, therefore, it is anticipated that, in the event international investors lose confidence in Hong Kong dollar assets, the HKMA would intervene to support the currency, though such intervention cannot be assured. Third, Hong Kong's and China's sizable combined foreign exchange reserve may be used to support the value of the Hong Kong dollar, provided that China does not appropriate such reserves for other uses, which is not anticipated, but cannot be assured. Finally, China would be likely to experience significant adverse political and economic consequences if confidence in the Hong Kong dollar and the territory assets were to be endangered.

    SPECIAL CONSIDERATIONS AFFECTING LATIN AMERICAN COUNTRIES. Most Latin American countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have very negative effects on the economies and securities markets of certain Latin American countries. Certain Latin American countries are also among the largest debtors to commercial banks and foreign governments. At times certain Latin American countries have declared moratoria on the payment of principal and/or interest on external debt. In addition, certain Latin American securities markets have experienced high volatility in recent years.

Latin American countries may also close certain sectors of their economies to equity investments by foreigners. Further due to the absence of securities markets and publicly owned corporations and due to restrictions on direct investment by foreign entities, investments may only be made in certain Latin American countries solely or primarily through governmentally approved investment vehicles or companies.

Certain Latin American countries may have managed currencies that are maintained at artificial levels to the U.S. dollar rather than at levels determined by the market. This type of system can lead to sudden and large adjustments in the currency which, in turn, can have a disruptive and negative effect on foreign investors. For example, in late 1994, the value of the Mexican peso lost more than one-third of its value relative to the U.S. dollar.

    CONCENTRATION. To the extent the Fund invests a significant portion of its assets in securities of issuers located in a particular country or region of the world, the Fund may be subject to greater risks and may experience greater volatility than a fund that is more broadly diversified geographically.

    POLITICAL, SOCIAL AND ECONOMIC RISKS. Investing in securities of non-U.S. companies may entail additional risks due to the potential political, social and economic instability of certain countries and the risks of expropriation, nationalization, confiscation or the imposition of restrictions on foreign investment, convertibility of currencies into U.S. dollars, and on repatriation of capital invested. In the event of such expropriation, nationalization or other confiscation by any country, the Fund could lose its entire investment in any such country.

                  Statement of Additional Information Page 16

                        GT GLOBAL EMERGING MARKETS FUND

In addition, even though opportunities for investment may exist in emerging markets, any change in the leadership or policies of the governments of those countries or in the leadership or policies of any other government which exercises a significant influence over those countries, may halt the expansion of or reverse the liberalization of foreign investment policies now occurring and thereby eliminate any investment opportunities which may currently exist.

Investors should note that upon the accession to power of authoritarian regimes, the governments of a number of Latin American countries previously expropriated large quantities of real and personal property similar to the property which will be represented by the securities purchased by the Fund. The claims of property owners against those governments were never finally settled. There can be no assurance that any property represented by securities purchased by the Fund will not also be expropriated, nationalized, or otherwise confiscated. If such confiscation were to occur, the Fund could lose its entire investment in such countries. The Fund's investments would similarly be adversely affected by exchange control regulation in any of those countries.

    RELIGIOUS AND ETHNIC INSTABILITY. Certain countries in which the Fund may invest may have groups that advocate radical religious or revolutionary philosophies or support ethnic independence. Any disturbance on the part of such individuals could carry the potential for widespread destruction or confiscation of property owned by individuals and entities foreign to such country and could cause the loss of the Fund's investment in those countries. Instability may also result from, among other things: (i) authoritarian governments or military involvement in political and economic decision-making, including changes in government through extra-constitutional means; (ii) popular unrest associated with demands for improved political, economic and social conditions; and (iii) hostile relations with neighboring or other countries. Such political, social and economic instability could disrupt the principal financial markets in which the Fund invests and adversely affect the value of the Fund's assets.

    FOREIGN INVESTMENT RESTRICTIONS. Certain countries prohibit or impose substantial restrictions on investments in their capital markets, particularly their equity markets, by foreign entities such as the Fund. These restrictions or controls may at times limit or preclude investment in certain securities and may increase the cost and expenses of the Fund. For example, certain countries require prior governmental approval before investments by foreign persons may be made, or may limit the amount of investment by foreign persons in a particular company, or may limit the investment by foreign persons to only a specific class of securities of a company that may have less advantageous terms than securities of the company available for purchase by nationals. Moreover, the national policies of certain countries may restrict investment opportunities in issuers or industries deemed sensitive to national interests. In addition, some countries require governmental approval for the repatriation of investment income, capital or the proceeds of securities sales by foreign investors. In addition, if there is a deterioration in a country's balance of payments or for other reasons, a country may impose restrictions on foreign capital remittances abroad. The Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation, as well as by the application to it of other restrictions on investments.

    NON-UNIFORM CORPORATE DISCLOSURE STANDARDS AND GOVERNMENTAL
REGULATION. Foreign companies are subject to accounting, auditing and financial standards and requirements that differ, in some cases significantly, from those applicable to U.S. companies. In particular, the assets, liabilities and profits appearing on the financial statements of such a company may not reflect its financial position or results of operations in the way they would be reflected had such financial statements been prepared in accordance with U.S. generally accepted accounting principles. Most of the foreign securities held by the Fund will not be registered with the SEC or regulators of any foreign country, nor will the issuers thereof be subject to the SEC's reporting requirements. Thus, there will be less available information concerning most foreign issuers of securities held by the Fund than is available concerning U.S. issuers. In instances where the financial statements of an issuer are not deemed to reflect accurately the financial situation of the issuer, the Manager will take appropriate steps to evaluate the proposed investment, which may include on-site inspection of the issuer, interviews with its management and consultations with accountants, bankers and other specialists. There is substantially less publicly available information about foreign companies than there are reports and ratings published about U.S. companies and the U.S. government. In addition, where public information is available, it may be less reliable than such information regarding U.S. issuers. Issuers of securities in foreign jurisdictions are generally not subject to the same degree of regulation as are U.S. issuers with respect to such matters as restrictions on market manipulation, insider trading rules, shareholder proxy requirements and timely disclosure of information.

    CURRENCY FLUCTUATIONS. Because the Fund, under normal circumstances, will invest a substantial portion of its total assets in the securities of foreign issuers which are denominated in foreign currencies, the strength or weakness of the U.S. dollar against such foreign currencies will account for part of the Fund's investment performance. A decline in the value of any particular currency against the U.S. dollar will cause a decline in the U.S. dollar value of the Fund's holdings of

                  Statement of Additional Information Page 17

                        GT GLOBAL EMERGING MARKETS FUND
securities and cash denominated in such currency and, therefore, will cause an overall decline in the Fund's net asset value and any net investment income and capital gains derived from such securities to be distributed in U.S. dollars to shareholders of the Fund. Moreover, if the value of the foreign currencies in which the Fund receives its income falls relative to the U.S. dollar between receipt of the income and the making of Fund distributions, the Fund may be required to liquidate securities in order to make distributions if the Fund has insufficient cash in U.S. dollars to meet distribution requirements.

The rate of exchange between the U.S. dollar and other currencies is determined by several factors including the supply and demand for particular currencies, central bank efforts to support particular currencies, the relative movement of interest rates and pace of business activity in the other countries, and the U.S., and other economic and financial conditions affecting the world economy.

Although the Fund values its assets daily in terms of U.S. dollars, the Fund does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. The Fund will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference ("spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to sell that currency to the dealer.

    ADVERSE MARKET CHARACTERISTICS. Securities of many foreign issuers may be less liquid and their prices more volatile than securities of comparable U.S. issuers. In addition, foreign securities markets and brokers are generally subject to less governmental supervision and regulation than in the United States, and foreign securities transactions are usually subject to fixed commissions, which are generally higher than negotiated commissions on U.S. transactions. In addition, foreign securities transactions may be subject to difficulties associated with the settlement of such transactions. Delays in settlement could result in temporary periods when assets of the Fund are uninvested and no return is earned thereon. The inability of the Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of a portfolio security due to settlement problems either could result in losses to the Fund due to subsequent declines in value of the portfolio security or, if the Fund has entered into a contract to sell the security, could result in possible liability to the purchaser. The Manager will consider such difficulties when determining the allocation of the Fund's assets, although the Manager does not believe that such difficulties will have a material adverse effect on the Fund's portfolio trading activities.

The Fund may use foreign custodians, which may involve risks in addition to those related to the use of U.S. custodians. Such risks include uncertainties relating to: (i) determining and monitoring the financial strength, reputation and standing of the foreign custodian; (ii) maintaining appropriate safeguards to protect the Fund's investments and (iii) possible difficulties in obtaining and enforcing judgments against such custodians.

    WITHHOLDING TAXES. The Fund's net investment income from foreign issuers may be subject to withholding taxes by the foreign issuer's country, thereby reducing the Fund's net investment income or delaying the receipt of income where those taxes may be recaptured. See "Taxes."

                  Statement of Additional Information Page 18

                        GT GLOBAL EMERGING MARKETS FUND

                             INVESTMENT LIMITATIONS

--------------------------------------------------------------------------------

The Fund has adopted the following investment limitations as fundamental policies which (unless otherwise noted) may not be changed without approval by the holders of the lesser of (i) 67% of the Fund's shares represented at a meeting at which more than 50% of the outstanding shares are represented, and
(ii) more than 50% of the outstanding shares.

The Fund may not:

        (1) Invest 25% or more of the value of its total assets in the securities of issuers conducting their principal business activities in the same industry, except that this limitation shall not apply to securities issued or guaranteed as to principal and interest by the U.S. Government or any of its agencies or instrumentalities;

        (2) Purchase or sell real estate, provided that the Fund may invest in securities secured by real estate or interests therein or issued by companies that invest in real estate or interests therein;

        (3) Purchase or sell commodities or commodity contracts, except that the Fund may purchase and sell financial and currency futures contracts and options thereon, and may purchase and sell currency forward contracts, options on foreign currencies and may otherwise engage in transactions in foreign currencies;

        (4) Underwrite securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed an underwriter under federal or state securities laws;

        (5) Make loans, except that the Fund may purchase debt securities and enter into repurchase agreements and make loans of portfolio securities;

        (6) Purchase securities on margin, provided that the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities; except that it may make margin deposits in connection with the use of options, futures contracts, options thereon or forward currency contracts. The Fund may make deposits of margin in connection with futures and forward contracts and options thereon;

        (7) Borrow money in excess of 33 1/3% of the Fund's total assets (including the amount borrowed), less all liabilities and indebtedness (other than borrowing). Transactions involving options, futures contracts, options on futures contracts and forward currency contracts, and collateral arrangements relating thereto will not be deemed to be borrowings;

        (8) Mortgage, pledge, or in any other manner transfer as security for any indebtedness any of its assets, except to secure permitted borrowings. Collateral arrangements with respect to initial or variation margin for futures contracts will not be deemed to be a pledge of the Fund's assets;

        (9) Invest in direct interests or leases in oil, gas, or other mineral exploration or development programs, however, the Fund may invest in securities of companies that engage in these activities; or

       (10) With respect to 75% of its total assets, invest more than 5% of its assets in the securities of any one issuer or purchase more than 10% of the outstanding voting securities of any one issuer.

For purposes of the Fund's concentration policy contained in limitation (1) above, the Fund intends to comply with the SEC staff position that securities issued or guaranteed as to principal and interest by any single foreign government or any supranational organizations in the aggregate are considered to be securities of issuers in the same industry.


The following operating policies of the Fund are not fundamental policies and may be changed by vote of the Company's Board of Directors without shareholder approval. The Fund may not:


        (1) Invest in securities of an issuer if the investment would cause the Fund to own more than 10% of any class of securities of any one issuer;

        (2) Invest in companies for the purpose of exercising control or management;

                  Statement of Additional Information Page 19

                        GT GLOBAL EMERGING MARKETS FUND

        (3) Enter into a futures contract, an option on a futures contract, or an option on foreign currency traded on a CFTC-regulated exchange, in each case other than for BONA FIDE hedging purposes (as defined by the CFTC), if the aggregate initial margin and premiums required to establish all of those positions (excluding the amount by which options are "in-the-money") exceeds 5% of the liquidation value of the Fund's portfolio, after taking into account unrealized profits and unrealized losses on any contracts the Fund has entered into; or

        (4) Borrow money except for temporary or emergency purposes (not for leveraging) not in excess of 33 1/3% of the value of the Fund's total assets, except that the Fund may purchase securities when outstanding borrowings represent less than 5% of the Fund's assets;

Investors should refer to the Prospectus for further information with respect to the Fund's investment objective, which may not be changed without the approval of the shareholders, and other investment policies, techniques and limitations, which may be changed without shareholder approval.

--------------------------------------------------------------------------------

                             EXECUTION OF PORTFOLIO
                                  TRANSACTIONS

--------------------------------------------------------------------------------

Subject to policies established by the Company's Board of Directors, the Manager is responsible for the execution of the Fund's portfolio transactions and the selection of brokers and dealers who execute such transactions on behalf of the Fund. In executing portfolio transactions, the Manager seeks the best net results for the Fund, taking into account such factors as the price (including the applicable brokerage commission or dealer spread), size of the order, difficulty of execution and operational facilities of the firm involved. Although the Manager generally seeks reasonably competitive commission rates and spreads, payment of the lowest commission or spread is not necessarily consistent with the best net results. While the Fund may engage in soft dollar arrangements for research services, as described below, the Fund has no obligation to deal with any broker/dealer or group of broker/dealers in the execution of portfolio transactions.


Consistent with the interests of the Fund, the Manager may select brokers to execute the Fund's portfolio transactions on the basis of the research and brokerage services they provide to the Manager for its use in managing the Fund and its other advisory accounts. Such services may include furnishing analyses, reports and information concerning issuers, industries, securities, geographic regions, economic factors and trends, portfolio strategy, and performance of accounts; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). Research and brokerage services received from such brokers are in addition to, and not in lieu of, the services required to be performed by the Manager under investment management and administration contracts. A commission paid to such brokers may be higher than that which another qualified broker would have charged for effecting the same transaction, provided that the Manager determines in good faith that such commission is reasonable in terms either of that particular transaction or the overall responsibility of the Manager to the Fund and its other clients and that the total commissions paid by the Fund will be reasonable in relation to the benefits it received over the long term. Research services may also be received from dealers who execute Fund transactions in OTC markets.


The Manager may allocate brokerage transactions to broker/dealers who have entered into arrangements under which the broker/dealer allocates a portion of the commissions paid by the Fund toward payment of its expenses, such as transfer agent and custodian fees.


Investment decisions for the Fund and for other investment accounts managed by the Manager are made independently of each other in light of differing conditions. However, the same investment decision occasionally may be made for two or more of such accounts including the Fund. In such cases, simultaneous transactions may occur. Purchases or sales are then allocated as to price or amount in a manner deemed fair and equitable to all accounts involved. While in some cases this practice could have a detrimental effect upon the price or value of the security as far as the Fund is concerned, in other cases the Manager believes that coordination and the ability to participate in volume transactions will be beneficial to the Fund.

Under a policy adopted by the Company's Board of Directors, and subject to the policy of obtaining the best net results, the Manager may consider a broker/dealer's sale of the shares of the Fund and the other funds for which the Manager serves as investment manager in selecting brokers and dealers for the execution of portfolio transactions. This policy does

                  Statement of Additional Information Page 20

                        GT GLOBAL EMERGING MARKETS FUND
not   imply  a  commitment   to  execute  portfolio   transactions  through  all
broker/dealers that sell shares of the Fund and such other funds.

The Fund contemplates purchasing most foreign equity securities in over-the-counter markets or stock exchanges located in the countries in which the respective principal offices of the issuers of the various securities are located, if that is the best available market. The fixed commissions paid in connection with most such foreign stock transactions generally are higher than negotiated commissions on United States transactions. There generally is less government supervision and regulation of foreign stock exchanges and broker/dealers than in the United States. Foreign security settlements may in some instances be subject to delays and related administrative uncertainties.

Foreign equity securities may be held by the Fund in the form of ADRs, ADSs, EDRs, CDRs or securities convertible into foreign equity securities. ADRs, ADSs, EDRs and CDRs may be listed on stock exchanges, or traded in the OTC markets in the United States or Europe, as the case may be. ADRs, like other securities traded in the United States, will be subject to negotiated commission rates. The foreign and domestic debt securities and money market instruments in which the Fund may invest are generally traded in OTC markets.


The Fund contemplates that, consistent with the policy of obtaining the best net results, brokerage transactions may be conducted through certain companies that are affiliates of Liechtenstein Global Trust. The Company's Board of Directors has adopted procedures in conformity with Rule 17e-1 under the 1940 Act to ensure that all brokerage commissions paid to affiliates are reasonable and fair in the context of the market in which they are operating. Any such transactions will be effected and related compensation paid only in accordance with applicable SEC regulations. For the fiscal years ended October 31, 1997, 1996 and 1995, the Fund paid aggregate brokerage commissions of $3,274,528, $3,648,347 and $3,307,402, respectively.


PORTFOLIO TRADING AND TURNOVER

The Fund engages in portfolio trading when the Manager has concluded that the sale of a security owned by the Fund and/ or the purchase of another security of better value can enhance principal and/or increase income. A security may be sold to avoid any prospective decline in market value, or a security may be purchased in anticipation of a market rise. Consistent with the Fund's investment objective, a security also may be sold and a comparable security purchased coincidentally in order to take advantage of what is believed to be a disparity in the normal yield and price relationship between the two securities. Although the Fund generally does not intend to trade for short-term profits, the securities in the Fund's portfolio will be sold whenever the Manager believes it is appropriate to do so, without regard to the length of time a particular security may have been held. The portfolio turnover rate is calculated by dividing the lesser of sales or purchases of portfolio securities by the Fund's average month-end portfolio value, excluding short-term investments. The portfolio turnover rate will not be a limiting factor when management deems portfolio changes appropriate. Higher portfolio turnover involves correspondingly greater brokerage commissions and other transaction costs that the Fund will bear directly, and may result in the realization of net capital gains that are taxable when distributed to the Fund's shareholders. For the fiscal years ended October 31, 1997 and 1996, the Fund's portfolio turnover rates were 150% and 104%, respectively.


                  Statement of Additional Information Page 21

                        GT GLOBAL EMERGING MARKETS FUND

                            DIRECTORS AND EXECUTIVE
                                    OFFICERS

--------------------------------------------------------------------------------

The Company's Directors and Executive Officers are listed below.


NAME, POSITION(S) WITH THE               PRINCIPAL OCCUPATIONS AND BUSINESS
COMPANY AND ADDRESS                      EXPERIENCE FOR PAST 5 YEARS
---------------------------------------  ------------------------------------------------------------------------------------------
William J. Guilfoyle*, 39                Mr. Guilfoyle is President, GT Global, Inc. since 1995; Director, GT Global since 1991;
Director, Chairman of the Board and      Senior Vice President and Director of Sales and Marketing, GT Global from May 1992 to
President                                April 1995; Vice President and Director of Marketing, GT Global from 1987 to 1992;
50 California Street                     Director, Liechtenstein Global Trust AG (holding company of the various international LGT
San Francisco, CA 94111                  companies) Advisory Board since January 1996; Director, G.T. Global Insurance Agency
                                         ("G.T. Insurance") since 1996; President and Chief Executive Officer, G.T. Insurance since
                                         1995; Senior Vice President and Director, Sales and Marketing, G.T. Insurance from April
                                         1995 to November 1995; Senior Vice President, Retail Marketing, G.T. Insurance from 1992 to 1993. Mr. Guilfoyle is also a director or trustee of each of the other investment companies registered under the Investment Company Act of 1940, as amended (the "1940
                                         Act"), that is managed or administered by the Manager.
C. Derek Anderson, 56                    Mr. Anderson is President, Plantagenet Capital Management, LLC (an investment
Director                                 partnership); Chief Executive Officer, Plantagenet Holdings, Ltd. (an investment banking
220 Sansome Street                       firm); Director, Anderson Capital Management, Inc. since 1988; Director, PremiumWear, Inc.
Suite 400                                (formerly Munsingwear, Inc.) (a casual apparel company) and Director, "R" Homes, Inc. and
San Francisco, CA 94104                  various other companies. Mr. Anderson is also a director or trustee of each of the other investment companies registered under the 1940 Act that is managed or administered by the
                                         Manager.
Frank S. Bayley, 58                      Mr. Bayley is a partner of the law firm of Baker & McKenzie, and serves as a Director and
Director                                 Chairman of C.D. Stimson Company (a private investment company). Mr. Bayley is also a
Two Embarcadero Center                   director or trustee of each of the other investment companies registered under the 1940
Suite 2400                               Act that is managed or administered by the Manager.
San Francisco, CA 94111
Arthur C. Patterson, 54                  Mr. Patterson is Managing Partner of Accel Partners (a venture capital firm). He also
Director                                 serves as a director of Viasoft and PageMart, Inc. (both public software companies), as
428 University Avenue                    well as several other privately held software and communications companies. Mr. Patterson
Palo Alto, CA 94301                      is also a director or trustee of each of the other investment companies registered under the 1940 Act that is managed or administered by the Manager.
Ruth H. Quigley, 62                      Miss Quigley is a private investor. From 1984 to 1986, she was President of Quigley
Director                                 Friedlander & Co., Inc. (a financial advisory services firm). Miss Quigley is also a
1055 California Street                   director or trustee of each of the other investment companies registered under the 1940
San Francisco, CA 94108                  Act that is managed or administered by the Manager.
Robert G. Wade, Jr.*, 70                 Mr. Wade is Consultant to Chancellor LGT; Chairman of the Board of Chancellor Capital
Director                                 Management, Inc. from January 1995 to October 1996; President, Chief Executive Officer and
1166 Avenue of the Americas              Chairman of the Board of Chancellor Capital Management, Inc. from 1988 to January 1995.
New York, NY 10036                       Mr. Wade is also a director or trustee of each of the other investment companies registered under the 1940 Act that is managed or administered by the Manager.


--------------
* Mr. Guilfoyle and Mr. Wade are "interested persons" of the Company as defined by the 1940 Act due to their affiliation with the LGT companies.

                  Statement of Additional Information Page 22

                        GT GLOBAL EMERGING MARKETS FUND


NAME, POSITION(S) WITH THE               PRINCIPAL OCCUPATIONS AND BUSINESS
COMPANY AND ADDRESS                      EXPERIENCE FOR PAST 5 YEARS
---------------------------------------  ------------------------------------------------------------------------------------------

Kenneth W. Chancey, 52            Senior Vice President -- Mutual Fund Accounting, the Manager since 1997;
Vice President and                Vice President -- Mutual Fund Accounting, the Manager from 1992 to 1997;
Principal Accounting Officer      and Vice President, Putnam Fiduciary Trust Company from 1989 to 1992.
50 California Street
San Francisco, CA 94111

Helge K. Lee, 51                  Chief Legal and Compliance Officer -- North America, the Manager since
Vice President                    October 1997; Executive Vice President of the Asset Management Division
50 California Street              of Liechtenstein Global Trust since October 1996; Senior Vice President,
San Francisco, CA 94111           General Counsel and Secretary of Chancellor LGT, GT Global, GT Services
                                  and G.T. Insurance from February 1996 to October 1996; Vice President,
                                  General Counsel and Secretary of LGT Asset Management, Inc., Chancellor
                                  LGT, GT Global, GT Services and G.T. Insurance from May 1994 to February
                                  1996; Senior Vice President, General Counsel and Secretary of
                                  Strong/Corneliuson Management, Inc. and Secretary of each of the Strong
                                  Funds from October 1991 through May 1994.


                         ------------------------------


The Board of Directors has a Nominating and Audit Committee, comprised of Miss Quigley and Messrs. Anderson, Bayley and Patterson, which is responsible for nominating persons to serve as Directors, reviewing audits of the Company and its funds and recommending firms to serve as independent auditors of the Company. Each of the Directors and Officers of the Company is also a Director and Officer of G.T. Investment Portfolios, Inc., and GT Global Floating Rate Fund, Inc., a Trustee and Officer of G.T. Global Growth Series, G.T. Global Eastern Europe Fund, G.T. Global Variable Investment Trust, G.T. Global Variable Investment Series, Global Investment Portfolio, Growth Portfolio, Floating Rate Portfolio and Global High Income Portfolio, which also are registered investment companies managed by the Manager. Each Director and officer serves in total as a Director and/or Trustee and officer, respectively, of 12 registered investment companies with 42 series managed or administered by the Manager. Each Director who is not a director, officer or employee of the Manager or any affiliated company is paid aggregate fees of $5,000 per annum, plus $300 per Fund for each meeting of the Board attended, and reimbursed travel and other expenses incurred in connection with attendance at such meetings. Other Directors and Officers receive no compensation or expense reimbursement from the Company. For the fiscal year ended October 31, 1997, Mr. Anderson, Mr. Bayley, Mr. Patterson and Miss Quigley, who are not directors, officers or employees of the Manager or any affiliated company, received total compensation of $38,650, $38,650, $27,850 and $38,650, respectively, from the Company for their services as Directors. For the year ended October 31, 1997, Mr. Anderson, Mr. Bayley, Mr. Patterson and Miss Quigley received total compensation of $117,304, $114,386, $88,350 and $111,688, respectively, from the investment companies managed or administered by the Manager for which he or she serves as a Director or Trustee. Fees and expenses disbursed to the Directors contained no accrued or payable pension, or retirement benefits. As of January 8, 1998, the Officers and Directors and their families as a group owned in the aggregate beneficially or of record less than 1% of the outstanding shares of the Fund or of all the Company's series in the aggregate.


                  Statement of Additional Information Page 23

                        GT GLOBAL EMERGING MARKETS FUND

                                   MANAGEMENT

--------------------------------------------------------------------------------

INVESTMENT MANAGEMENT AND ADMINISTRATION SERVICES
The Manager serves as the Fund's investment manager and administrator under an Investment Management and Administration Contract ("Management Contract") between the Company and the Manager. As investment manager and administrator, the Manager makes all investment decisions for the Fund and administers the Fund's affairs. Among other things, the Manager furnishes the services and pays the compensation and travel expenses of persons who perform the executive, administrative, clerical and bookkeeping functions of the Company and the Fund, and provides suitable office space, necessary small office equipment and utilities. For these services, the Fund pays the Manager investment management and administration fees, based on the Fund's average daily net assets, computed daily and paid monthly at the annualized rate of .975% on the first $500 million, .95% on the next $500 million, .925% on the next $500 million and .90% on amounts thereafter.

The Management Contract may be renewed for one-year terms, provided that any such renewal has been specifically approved at least annually by: (i) the Company's Board of Directors, or by the vote of a majority of the Fund's outstanding voting securities (as defined in the 1940 Act), and (ii) a majority of Directors who are not parties to the Management Contract or "interested persons" of any such party (as defined in the 1940 Act), cast in person at a meeting called for the specific purpose of voting on such approval. The Management Contract provides that with respect to the Fund either the Company or the Manager may terminate the Contract without penalty upon sixty (60) days' written notice to the other party. The Management Contract terminates automatically in the event of its assignment (as defined in the 1940 Act).


For the fiscal years ended October 31, 1997, 1996 and 1995, the Fund paid investment management and administration fees to the Manager in the amounts of $3,907,922, $4,883,626 and $5,410,744, respectively.


Certain emerging market countries require a local entity to provide administrative services for all direct investments by foreigners. Where required by local law, the Fund intends to retain a local entity to provide such administrative services. The local administrator will be paid a fee by the Fund for its services.

DISTRIBUTION SERVICES
The Fund's Class A and Class B shares are offered through the Fund's principal underwriter and distributor, GT Global, on a "best efforts" basis pursuant to separate Distribution Contracts between the Company and GT Global.


As described in the Prospectus, the Company has adopted a separate Distribution Plan with respect to each class of shares of the Fund in accordance with the provisions of Rule 12b-1 under the 1940 Act ("Class A Plan" and "Class B Plan") (collectively, "Plans"). The rate of payments by the Fund under the Plans, as described in the Prospectus, may not be increased without the approval of the majority of the outstanding voting securities of the affected class. All expenses for which GT Global is reimbursed under the Class A Plan will have been incurred within one year of such reimbursement. The Fund makes no payments under the Plans to any party other than GT Global, which is the distributor (principal underwriter) of the Fund's shares. The following table discloses payments made by the Fund to GT Global under the two plans of distribution during the Fund's fiscal year ended October 31, 1997:



                                                                                                 CLASS A        CLASS B
                                                                                               AMOUNT PAID    AMOUNT PAID
                                                                                              -------------  -------------
Year ended Oct. 31, 1997....................................................................   $   977,082   $   2,022,092


In approving the Plans, the Directors determined that the continuation of each Plan was in the best interests of the shareholders of the Fund. Agreements related to the Plans must also be approved by such vote of the Directors, including a majority of the Directors who are not "interested persons" of the Company (as defined in the 1940 Act) and who have no direct or indirect financial interests in the operation of the Plans, or in any agreement related thereto.

Each Plan requires that, at least quarterly, the Directors review the amounts expended thereunder and the purposes for which such expenditures were made. Each Plan requires that so long as it is in effect the selection and nomination of Directors who are not "interested persons" of the Company will be committed to the discretion of the Directors who are not "interested persons" of the Company, as defined in the 1940 Act.

                  Statement of Additional Information Page 24

                        GT GLOBAL EMERGING MARKETS FUND

As discussed in the Prospectus, GT Global collects sales charges on sales of Class A shares of the Fund, retains certain amounts of such charges and reallows other amounts of such charges to broker/dealers that sell shares. The following table reviews the extent of such activity for the fiscal years ended October 31, 1997, 1996 and 1995:


                                                                                     SALES CHARGES   AMOUNTS    AMOUNTS
YEAR ENDED OCT. 31,                                                                    COLLECTED    RETAINED   REALLOWED
-----------------------------------------------------------------------------------  -------------  ---------  ----------
1997...............................................................................   $   181,914   $  39,500  $  142,414
1996...............................................................................       426,749     118,254     308,495
1995...............................................................................     1,652,309     230,239   1,422,070



GT Global receives any contingent deferred sales charges ("CDSCs") payable with respect to redemption of Class B shares and certain Class A shares. For the fiscal years ended October 31, 1995, 1996 and 1997, GT Global collected CDSCs in the amount of $1,115,487, $1,287,272 and $1,594,794, respectively.


TRANSFER AGENCY AND ACCOUNTING AGENCY SERVICES

The Transfer Agent has been retained by the Fund to perform shareholder servicing, reporting and general transfer agent functions for the Fund. For these services, the Transfer Agent receives an annual maintenance fee of $17.50 per account, a new account fee of $4.00 per account, a per transaction fee of $1.75 for all transactions other than exchanges and a per exchange fee of $2.25. The Transfer Agent also is reimbursed by the Fund for its out-of-pocket expenses for such items as postage, forms, telephone charges, stationery and office supplies. The Manager also serves as the Fund's pricing and accounting agent. For the fiscal years ended October 31, 1997, October 31, 1996 and October 31, 1995, the Fund paid accounting services fees to the Manager of $103,144, $125,349 and $33,216, respectively.


EXPENSES OF THE FUND
As described in the Prospectus, the Fund pays all of its own expenses not assumed by other parties. These expenses include, in addition to the advisory, distribution, transfer agency, pricing and accounting agency and brokerage fees discussed above, legal and audit expenses, custodian fees, directors' fees, organizational fees, fidelity bond and other insurance premiums, taxes, extraordinary expenses and expenses of reports and prospectuses sent to existing investors. The allocation of general Company expenses and expenses shared among the Fund and other funds organized as series of the Company are allocated on a basis deemed fair and equitable, which may be based on the relative net assets of the Fund or the nature of the services performed and relative applicability to the Fund. Expenditures, including costs incurred in connection with the purchase or sale of portfolio securities, which are capitalized in accordance with generally accepted accounting principles applicable to investment companies, are accounted for as capital items and not as expenses. The ratio of the Fund's expenses to its relative net assets can be expected to be higher than the expense ratios of funds investing solely in domestic securities, since the cost of maintaining the custody of foreign securities and the rate of investment management fees paid by the Fund generally are higher than the comparable expenses of such other funds.

--------------------------------------------------------------------------------

                            VALUATION OF FUND SHARES

--------------------------------------------------------------------------------
As described in the Prospectus, the Fund's net asset value per share for each class of shares is determined at the end of regular trading on the New York Stock Exchange ("NYSE") (currently at 4:00 p.m. Eastern Time, unless weather, equipment failure or other factors contribute to an earlier closing time), on each Business Day as open for business. Currently, the NYSE is closed on weekends and on certain days relating to the following holidays: New Year's Day, Presidents' Day, Good Friday, Memorial Day, July 4th, Labor Day, Thanksgiving Day and Christmas Day.

The Fund's portfolio securities and other assets are valued as follows:

Equity securities, including ADRs, ADSs, CDRs and EDRs, which are traded on stock exchanges, are valued at the last sale price on the exchange, or in the principal over-the-counter market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange determined by the Manager to be the primary market. Securities and assets for which market quotations are not readily available (including restricted securities which are subject to limitations as to their sale) are valued at fair value as determined in good faith by or under

                  Statement of Additional Information Page 25

                        GT GLOBAL EMERGING MARKETS FUND
the direction of the Board of Directors. Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed well before the close of the business day in New York.

Long-term debt obligations are valued at the mean of representative quoted bid and asked prices for such securities or, if such prices are not available, at prices for securities of comparable maturity, quality and type; however, when the Manager deems it appropriate, prices obtained for the day of valuation from a bond pricing service will be used. Short-term investments are amortized to maturity based on their cost, adjusted for foreign exchange translation, provided such valuations represent fair value.

Options on indices, securities and currencies purchased by the Fund are valued at their last bid price in the case of listed options or, in the case of OTC options, at the average of the last bid prices obtained from dealers unless a quotation from only one dealer is available, in which case only that dealer's price will be used. The value of each security denominated in a currency other than U.S. dollars will be translated into U.S. dollars at the prevailing exchange rate as determined by the Manager on that day. When market quotations for futures and options on futures held by the Fund are readily available, those positions will be valued based upon such quotations.

Securities and other assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Company's Board of Directors. The valuation procedures applied in any specific instance are likely to vary from case to case. However, consideration generally is given to the financial position of the issuer and other fundamental analytical data relating to the investment and to the nature of the restrictions on disposition of the securities (including any registration expenses that might be borne by the Fund in connection with such disposition). In addition, specific factors also generally are considered, such as the cost of the investment, the market value of any unrestricted securities of the same class (both at the time of purchase and at the time of valuation), the size of the holding, the prices of any recent transactions or offers with respect to such securities and any available analysts' reports regarding the issuer.

The fair value of any other assets is added to the value of all securities positions to arrive at the value of the Fund's total assets. The Fund's liabilities, including accruals for expenses, are deducted from its total assets. Once the total value of the Fund's net assets is so determined, that value is then divided by the total number of shares outstanding (excluding treasury shares), and the result, rounded to the nearer cent, is the net asset value per share.

Any assets or liabilities initially denominated in terms of foreign currencies are translated into U.S. dollars at the official exchange rate or at the mean of the current bid and asked prices of such currencies against the U.S. dollar last quoted by a major bank that is a regular participant in the foreign exchange market or on the basis of a pricing service that takes into account the quotes provided by a number of such major banks. If none of these alternatives are available or none are deemed to provide a suitable methodology for converting a foreign currency into U.S. dollars, the Board of Directors in good faith will establish a conversion rate for such currency.

Securities trading in emerging markets may not take place on all days on which the NYSE is open. Further, trading takes place in Japanese markets on certain Saturdays and in various foreign markets on days on which the NYSE is not open. Consequently, the calculation of the Fund's net asset values therefore may not take place contemporaneously with the determination of the prices of securities held by the Fund. Events affecting the values of portfolio securities that occur between the time their prices are determined and the close of regular trading on the NYSE will not be reflected in the Fund's net asset value unless the Manager, under the supervision of the Company's Board of Directors, determines that the particular event would materially affect net asset value. As a result, the Fund's net asset value may be significantly affected by such trading on days when a shareholder cannot provide or redeem the Fund.

                  Statement of Additional Information Page 26

                        GT GLOBAL EMERGING MARKETS FUND

                         INFORMATION RELATING TO SALES
                                AND REDEMPTIONS

--------------------------------------------------------------------------------

PAYMENT AND TERMS OF OFFERING
Payment of Class A or Class B shares purchased should accompany the purchase order, or funds should be wired to the Transfer Agent as described in the Prospectus. Payment, other than by wire transfer, must be made by check or money order drawn on a U.S. bank. Checks or money orders must be payable in U.S. dollars.

As a condition of this offering, if an order to purchase either class of shares is cancelled due to nonpayment (for example, because a check is returned for "not sufficient funds"), the person who made the order will be responsible for any loss incurred by the Fund by reason of such cancellation, and if such purchaser is a shareholder, the Fund shall have the authority as agent of the shareholder to redeem shares in his or her account at their then-current net asset value per share to reimburse the Fund for the loss incurred. Investors whose purchase orders have been cancelled due to nonpayment may be prohibited from placing future orders.

The Fund reserves the right at any time to waive or increase the minimum requirements applicable to initial or subsequent investments with respect to any person or class of persons. An order to purchase shares is not binding on the Fund until it has been confirmed in writing by the Transfer Agent (or other arrangements made with the Fund, in the case of orders utilizing wire transfer of funds, as described above) and payment has been received. To protect existing shareholders, the Fund reserves the right to reject any offer for a purchase of shares by any individual.

SALES OUTSIDE THE UNITED STATES
Sales of Fund shares made through brokers outside the United States will be at net asset value plus a sales commission, if any, established by that broker or by local law. Such a commission, if any, may be more or less than the sales charges listed in the sales charge table included in the Prospectus.

AUTOMATIC INVESTMENT PLAN -- CLASS A SHARES AND CLASS B SHARES
To establish participation in the Fund's Automatic Investment Plan ("AIP"), investors or their broker/dealers should specify whether the investment will be in Class A shares or Class B shares and send the following documents to the Transfer Agent: (1) an AIP Application; (2) a Bank Authorization Form; and (3) a voided personal check from the pertinent bank account. The necessary forms are provided at the back of the Fund's Prospectus. Provided that an investor's bank accepts the Bank Authorization Form, investment amounts will be drawn on the designated dates (monthly on the 25th day or beginning quarterly on the 25th day of the month the investor first selects) in order to purchase full and fractional shares of the Fund at the public offering price determined on that day. If the 25th day falls on a Saturday, Sunday or holiday, shares will be purchased on the next business day. If an investor's check is returned because of insufficient funds, a stop payment order or the account is closed, the AIP may be discontinued, and any share purchase made upon deposit of such check may be cancelled. Furthermore, the shareholder will be liable for any loss incurred by the Fund by reason of such cancellation. Investors should allow one month for the establishment of an AIP. An AIP may be terminated by the Transfer Agent or the Fund upon thirty days' written notice or by the participant, at any time without penalty, upon written notice to the Fund or the Transfer Agent.

LETTER OF INTENT -- CLASS A SHARES

A Letter of Intent ("LOI") is not a binding obligation to purchase the indicated amount. While Class A shares are held in escrow under an LOI to ensure payment of applicable sales charges if the indicated amount is not met, all dividends and other distributions on the escrowed shares will be reinvested in additional Class A shares or paid in cash, as specified by the shareholder. If the intended investment is not completed within the specified thirteen-month period, the purchaser must remit to GT Global the difference between the sales charge actually paid and the sales charge which would have been applicable if the total Class A purchases had been made at a single time. If this amount is not paid to GT Global within twenty days after written request, the appropriate number of escrowed shares will be redeemed and the proceeds paid to GT Global.


A registered investment adviser, trust company or trust department seeking to execute an LOI as a single purchaser with respect to accounts over which it exercises investment discretion is required to provide the Transfer Agent with information establishing that it has discretionary authority with respect to the money invested (E.G., by providing a copy of the

                  Statement of Additional Information Page 27

                        GT GLOBAL EMERGING MARKETS FUND
pertinent investment advisory agreement). Class A shares purchased in this manner must be registered with the Transfer Agent so that only the investment adviser, trust company or trust department, and not the beneficial owner, will be able to place purchase, redemption and exchange orders.

INDIVIDUAL RETIREMENT ACCOUNTS ("IRAS") AND OTHER TAX-DEFERRED PLANS
Class A or Class B shares may be purchased as the underlying investment for an IRA meeting the requirements of sections 408(a), 408A or 530 of the Internal Revenue Code of 1986, as amended ("Code"), as well as for qualified retirement plans described in Code Section 401 and custodial accounts complying with Code
Section 403(b)(7).

IRAS: If you have earned income from employment (including self-employment), you can contribute each year to an IRA up to the lesser of (1) $2,000 for yourself or $4,000 for you and your spouse, regardless of whether your spouse is employed, or (2) 100% of compensation. Some individuals may be able to take an income tax deduction for the contribution. Regular contributions may not be made for the year you become 70 1/2 or thereafter. Unless your and your spouse's earnings exceed a certain level, you also may establish an "education IRA" and/or a "Roth IRA." Although contributions to these new types of IRAs are nondeductible, withdrawals from them will be tax-free under certain circumstances. Please consult your tax adviser for more information. IRA applications are available from brokers or GT Global.

ROLLOVER IRAS: Individuals who receive distributions from qualified retirement plans (other than required distributions) and who wish to keep their savings growing tax-deferred can roll over (or make a direct transfer of) their distribution to a Rollover IRA. These accounts can also receive rollovers or transfers from an existing IRA. If an "eligible rollover distribution" from a qualified employer-sponsored retirement plan is not directly rolled over to an IRA (or certain qualified plans), withholding at the rate of 20% will be required for federal income tax purposes. A distribution from a qualified plan that is not an "eligible rollover distribution," including a distribution that is one of series of substantially equal periodic payments, generally is subject to regular wage withholding or withholding at the rate of 10% (depending on the type and amount of the distribution), unless you elect not to have any withholding apply. Please consult your tax adviser for more information.

SEP-IRAS: Simplified employee pension plans ("SEPs" or "SEP-IRAs") provide self-employed individuals (and any eligible employees) with benefits similar to Keogh plans (I.E., self-employed individual retirement plans) or Code Section
401(k) plans, but with fewer administrative requirements and therefore potentially lower annual administration expenses.

CODE SECTION 403(B)(7) CUSTODIAL ACCOUNTS: Employees of public schools and most other tax-exempt organizations can make pre-tax salary reduction contributions to these accounts.

PROFIT-SHARING   (INCLUDING   SECTION   401(K))  AND   MONEY   PURCHASE  PENSION
PLANS: Corporations and other employers can sponsor these qualified defined contribution plans for their employees. A Section 401(k) plan, a type of profit-sharing plan, additionally permits the eligible, participating employees to make pre-tax salary reduction contributions to the plan (up to certain limits).

SIMPLE PLANS: Employers with no more than 100 employees that do not maintain another retirement plan may establish a Savings Incentive Match Plan for Employees ("SIMPLE") either as separate IRAs or as part of a Section 401(k) plan. SIMPLES are not subject to the complicated nondiscrimination rules that generally apply to qualified retirement plans.

EXCHANGES BETWEEN FUNDS
Shares of the Fund may be exchanged for shares of the corresponding class of other GT Global Mutual Funds, based on their respective net asset values without imposition of any sales charges, provided that the registration remains identical. The exchange privilege is not an option or right to purchase shares but is permitted under the current policies of the respective GT Global Mutual Funds. The privilege may be discontinued or changed at any time by any of those funds upon sixty days' written notice to the shareholders of the fund and is available only in states where the exchange may be made legally. Before purchasing shares through the exercise of the exchange privilege, a shareholder should obtain and read a copy of the prospectus of the fund to be purchased and should consider its investment objective(s).

TELEPHONE REDEMPTIONS
A corporation or partnership wishing to utilize telephone redemption services must submit a "Corporate Resolution" or "Certificate of Partnership" indicating the names, titles and the required number of signatures of persons authorized to act on its behalf. The certificate must be signed by a duly authorized officer(s), and, in the case of a corporation, the corporate seal must be affixed. All shareholders may request that redemption proceeds be transmitted by bank wire upon

                  Statement of Additional Information Page 28

                        GT GLOBAL EMERGING MARKETS FUND

request directly to the shareholder's predesignated account at a domestic bank or savings institution if the proceeds are at least $500. Costs in connection with the administration of this service, including wire charges, currently are borne by the Fund. Proceeds of less than $500 will be mailed to the shareholder's registered address of record. The Fund and the Transfer Agent reserve the right to refuse any telephone instructions and may discontinue the aforementioned redemption options upon fifteen days' written notice.


SYSTEMATIC WITHDRAWAL PLAN
Shareholders owning Class A or Class B shares with a value of $10,000 or more may establish a Systematic Withdrawal Plan ("SWP"). Under a SWP, a shareholder will receive monthly or quarterly payments, in amounts of not less than $100 per payment, through the automatic redemption of the necessary number of shares on the designated dates (monthly on the 25th day or beginning quarterly on the 25th day of the month the investor first selects). If the 25th day falls on a Saturday, Sunday or holiday, the redemption will take place on the prior business day. Certificates, if any, for the shares being redeemed must be held by the Transfer Agent. Checks will be made payable to the designated recipient and mailed within seven days. If the recipient is other than the registered shareholder, the signature of each shareholder must be guaranteed on the SWP application (see "How to Redeem Shares" in the Prospectus). A corporation (or partnership) must also submit a "Corporation Resolution" or "Certification of Partnership" indicating the names, titles and signatures of the individuals authorized to act on its behalf, and the SWP application must be signed by a duly authorized officer(s) and the corporate seal affixed.

With respect to a SWP, the maximum annual SWP withdrawal is 12% of the initial account value. Withdrawals in excess of 12% of the initial account value annually may result in assessment of a contingent deferred sales charge. See "How to Invest" in the Prospectus.

Shareholders should be aware that such systematic withdrawals may deplete or use up entirely the initial investment and result in the realization of long-term or short-term capital gains or losses. The SWP may be terminated at any time by the Transfer Agent or the Fund upon thirty days' written notice or by a shareholder upon written notice to the Fund or the Transfer Agent. Applications and further details regarding establishment of a SWP are provided at the back of the Fund's Prospectus.

SUSPENSION OF REDEMPTION PRIVILEGES

The Fund may suspend redemption privileges or postpone the date of payment for more than seven days after a redemption order is received during any period (1) when the NYSE is closed other than customary weekend and holiday closings, or trading on the NYSE is restricted as directed by the SEC, (2) when an emergency exists, as defined by the SEC, which makes it not reasonably practicable for the Fund to dispose of securities owned by it or fairly to determine the value of its assets, or (3) as the SEC may otherwise permit.


REDEMPTIONS IN KIND

It is possible that conditions may arise in the future which would, in the opinion of the Company's Board of Directors, make it undesirable for the Fund to pay for all redemptions in cash. In such cases, the Board may authorize payment to be made in portfolio securities or other property of the Fund, so-called "redemptions in kind." Payment of redemptions in kind will be made in readily marketable securities. Such securities would be valued at the same value assigned to them in computing the net asset value per share. Shareholders receiving such securities would incur brokerage costs in selling any such securities so received. However, despite the foregoing, the Company has filed with the SEC an election pursuant to Rule 18f-1 under the 1940 Act. This means that the Fund will pay in cash all requests for redemption made by any shareholder of record, limited in amount with respect to each shareholder during any ninety-day period to the lesser of $250,000 or 1% of the Fund's net asset value at the beginning of such period. This election will be irrevocable so long as Rule 18f-1 remains in effect, unless the SEC by order upon application permits the withdrawal of such election.


                  Statement of Additional Information Page 29

                        GT GLOBAL EMERGING MARKETS FUND

                                     TAXES

--------------------------------------------------------------------------------

GENERAL
To continue to qualify for treatment as a regulated investment company ("RIC") under the Code, the Fund must distribute to its shareholders for each taxable year at least 90% of its investment company taxable income (consisting generally of net investment income, net short-term capital gain and net gains from certain foreign currency transactions) ("Distribution Requirement") and must meet several additional requirements. These requirements include the following: (1) the Fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities or foreign currencies, or other income (including gains from options, Futures or Forward Contracts) derived with respect to its business of investing in securities or those currencies ("Income Requirement"); (2) at the close of each quarter of the Fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U. S. government securities, securities of other RICs and other securities, with these securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund's total assets and that does not represent more than 10% of the issuer's outstanding voting securities; and (3) at the close of each quarter of the Fund's taxable year, not more than 25% of the value of its total assets may be invested in securities (other than U.S. government securities or the securities of other RICs) of any one issuer.

Dividends and other distributions declared by the Fund in, and payable to shareholders of record as of a date in, October, November or December of any year will be deemed to have been paid by the Fund and received by the shareholders on December 31 of that year if the distributions are paid by the Fund during the following January. Accordingly, those distributions will be taxed to shareholders for the year in which that December 31 falls.

A portion of the dividends from the Fund's investment company taxable income (whether paid in cash or reinvested in additional shares) may be eligible for the dividends-received deduction allowed to corporations. The eligible portion may not exceed the aggregate dividends received by the Fund from U.S. corporations. However, dividends received by a corporate shareholder and deducted by it pursuant to the dividends-received deduction are subject indirectly to the alternative minimum tax.

If Fund shares are sold at a loss after being held for six months or less, the loss will be treated as long-term, instead of short-term, capital loss to the extent of any capital gain distributions received on those shares. Investors also should be aware that if shares are purchased shortly before the record date for any dividend or other distribution, the shareholder will pay full price for the shares and receive some portion of the price back as a taxable distribution.

The Fund will be subject to a nondeductible 4% excise tax ("Excise Tax") to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income for that year and capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts.

FOREIGN TAXES

Dividends and interest received by the Fund, and gains realized thereby, may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions ("foreign taxes") that would reduce the yield and/or total return on its securities. Tax conventions between certain countries and the United States may reduce or eliminate foreign taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors. If more than 50% of the value of the Fund's total assets at the close of its taxable year consists of securities of foreign corporations, the Fund will be eligible to, and may, file an election with the Internal Revenue Service that will enable its shareholders, in effect, to receive the benefit of the foreign tax credit with respect to any foreign taxes paid by it. Pursuant to the election, the Fund would treat those taxes as dividends paid to its shareholders and each shareholder would be required to (1) include in gross income, and treat as paid by him, his share of those taxes, (2) treat his share of those taxes and of any dividend paid by the Fund that represents income from foreign and U.S. possessions sources as his own income from those sources and
(3) either deduct the taxes deemed paid by him in computing his taxable income or, alternatively, use the foregoing information in calculating the foreign tax credit against his federal income tax. The Fund will report to its shareholders shortly after each taxable year their respective shares of the Fund's foreign taxes and income from sources within foreign countries and U.S. possessions if it makes this election. Pursuant to the Taxpayer Relief Act of 1997 ("Tax Act"), individuals who have no more than $300 ($600 for married persons filing jointly) of creditable foreign taxes included on Form 1099 and all of whose foreign source income is "qualified passive income" may elect each year to be


                  Statement of Additional Information Page 30

                        GT GLOBAL EMERGING MARKETS FUND
exempt from the extremely complicated foreign tax credit limitation and will be able to claim a foreign tax credit without having to file the detailed Form 1116 that otherwise is required.

PASSIVE FOREIGN INVESTMENT COMPANIES
The Fund may invest in the stock of "passive foreign investment companies" ("PFICs"). A PFIC is a foreign corporation -- other than a "controlled foreign corporation" (I.E., a foreign corporation in which, on any day during its taxable year, more than 50% of the total voting power of all voting stock therein or the total value of all stock therein is owned, directly, indirectly or constructively, by "U.S. shareholders," defined as U.S. persons that own, directly, indirectly or constructively, at least 10% of that voting power) as to which the Fund is a U.S. shareholder (effective for its taxable year beginning November 1, 1998) -- that, in general, meets either of the following tests: (1) at least 75% of its gross income is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, the Fund will be subject to federal income tax on a portion of any "excess distribution" received on, or of any gain from the disposition of, stock of a PFIC (collectively "PFIC income"), plus interest thereon, even if the Fund distributed the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in the Fund's investment company taxable income and, accordingly, will not be taxable to the Fund to the extent it distributes that income to its shareholders.

If the Fund invests in a PFIC and elects to treat the PFIC as a "qualified electing fund" ("QEF"), then in lieu of the foregoing tax and interest obligation, the Fund would be required to include in income each year its pro rata share of the QEF's ordinary earnings and net capital gain (I.E., the excess of net long-term capital gain over net short-term capital loss) -- which most likely would have to be distributed by the Fund to satisfy the Distribution Requirement and to avoid imposition of the Excise Tax -- even if those earnings and gain were not received by the Fund from the QEF. In most instances it will be very difficult, if not impossible, to make this election because of certain requirements thereof.


Effective for its taxable year beginning November 1, 1998, the Fund may elect to "mark to market" its stock in any PFIC. "Marking-to-Market," in this context, means including in ordinary income each taxable year the excess, if any, of the fair market value of the stock over the Fund's adjusted basis therein as of the end of that year. Pursuant to the election, the Fund also will be allowed to deduct (as an ordinary, not capital, loss) the excess, if any, of its adjusted basis in PFIC stock over the fair market value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains with respect to that stock included in income by the Fund for prior taxable years. The Fund's adjusted basis in each PFIC's stock subject to the election will be adjusted to reflect the amounts of income included and deductions taken thereunder. Regulations proposed in 1992 would provide a similar election with respect to the stock of certain PFICs.


NON-U.S. SHAREHOLDERS
Dividends paid by the Fund to a shareholder who, as to the United States, is a nonresident alien individual, nonresident alien fiduciary of a trust or estate, foreign corporation or foreign partnership ("foreign shareholder") generally will be subject to U.S. withholding tax (at a rate of 30% or lower treaty rate). Withholding will not apply, however, to a dividend paid by the Fund to a foreign shareholder that is "effectively connected with the conduct of a U.S. trade or business," in which case the reporting and withholding requirements applicable to domestic shareholders will apply. A distribution of net capital gain by the Fund to a foreign shareholder generally will be subject to U.S. federal income tax (at the rates applicable to domestic persons) only if the distribution is "effectively connected" or the foreign shareholder is treated as a resident alien individual for federal income tax purposes.

OPTIONS, FUTURES AND FOREIGN CURRENCY TRANSACTIONS
The Fund's use of hedging transactions, such as selling (writing) and purchasing options and Futures and entering into Forward Contracts, involves complex rules that will determine, for federal income tax purposes, the amount, character and timing of recognition of the gains and losses the Fund realizes in connection therewith. Gains from the disposition of foreign currencies (except certain gains that may be excluded by future regulations), and gain from options, Futures and Forward Contracts derived by the Fund with respect to its business of investing in securities or foreign currencies, will qualify as permissible income under the Income Requirement.

Futures and  Forward Contracts  that are  subject to  section 1256  of the  Code
(other  than  those  that  are  part  of  a  "mixed  straddle")  ("Section  1256
Contracts") and that are held by the Fund at the end of its taxable year generally will be deemed to have been sold at market value for federal income tax purposes. Sixty percent of any net gain or loss recognized on these deemed sales, and 60% of any net gain or loss realized from any actual sales of Section 1256 Contracts, will be treated as long-term capital gain or loss, and the balance will be treated as short-term capital gain or loss. As of the date of preparation of this Statement of Additional Information, it is not entirely clear whether that 60% portion will qualify for the reduced maximum tax rates on net capital gain enacted by the Tax Act -- 20% (10% for taxpayers in the 15% marginal tax bracket) for gain recognized on capital assets held for more than 18 months -- instead of the 28% rate in effect before that legislation, which now applies to gain recognized on capital assets held for more than one year but not more than

                  Statement of Additional Information Page 31

                        GT GLOBAL EMERGING MARKETS FUND
18 months, although technical corrections legislation passed by the House of Representatives late in 1997 would treat it as qualifying therefor.

Section 988 of the Code also may apply to gains and losses from transactions in foreign currencies, foreign currency-denominated debt securities and options, Futures and Forward Contracts on foreign currencies ("Section 988" gains and losses). Each Section 988 gain or loss generally is computed separately and treated as ordinary income or loss. In the case of overlap between sections 1256 and 988, special provisions determine the character and timing of any income, gain or loss. The Fund attempts to monitor section 988 transactions to minimize any adverse tax impact.


If the Fund has an "appreciated financial position" -- generally, an interest (including an interest through an option, Futures or Forward Contract or short sale) with respect to any stock, debt instrument (other than "straight debt") or partnership interest the fair market value of which exceeds its adjusted basis -- and enters into a "constructive sale" of the same or substantially similar property, the Fund will be treated as having made an actual sale thereof, with the result that gain will be recognized at that time. A constructive sale generally consists of a short sale, an offsetting notional principal contract or Futures or Forward Contract entered into by the Fund or a related person with respect to the same or substantially similar property. In addition, if the appreciated financial position is itself a short sale or such a contract, acquisition of the underlying property or substantially similar property will be deemed a constructive sale.


The foregoing is a general and abbreviated summary of certain federal tax considerations affecting the Fund and its shareholders. Investors are urged to consult their own tax advisers for more detailed information and for information regarding any foreign, state and local taxes applicable to distributions received from the Fund.

--------------------------------------------------------------------------------

                             ADDITIONAL INFORMATION

--------------------------------------------------------------------------------

LIECHTENSTEIN GLOBAL TRUST
Liechtenstein Global Trust AG is composed of the Manager and its worldwide affiliates. Other worldwide affiliates of Liechtenstein Global Trust include LGT Bank in Liechtenstein, an international financial services institution founded in 1920. LGT Bank in Liechtenstein has principal offices in Vaduz, Liechtenstein. Its subsidiaries currently include LGT Bank in Liechtenstein (Deutschland) GmbH and LGT Asset Management AG in Zurich, Switzerland.

Worldwide asset management affiliates also currently include LGT Asset Management PLC in London, England; LGT Asset Management Ltd. in Hong Kong; LGT Asset Management Ltd. in Tokyo; LGT Asset Management Pte. Ltd. in Singapore; LGT Asset Management Ltd. in Sydney; and LGT Asset Management GmbH in Frankfurt.

CUSTODIAN
State Street Bank and Trust Company ("State Street"), 225 Franklin Street, Boston, MA 02110, acts as custodian of the Fund's assets. State Street is authorized to establish and has established separate accounts in foreign currencies and to cause securities of the Fund to be held in separate accounts outside the United States in the custody of non-U.S. banks.

INDEPENDENT ACCOUNTANTS
The Funds' independent accountants are Coopers & Lybrand L.L.P., One Post Office Square, Boston, MA 02109. Coopers & Lybrand L.L.P. will conduct an annual audit of the Fund, assist in the preparation of the Fund's federal and state income tax returns and consult with the Company and the Fund as to matters of accounting, regulatory filings, and federal and state income taxation.

The audited financial statements of the Company included in this Statement of Additional Information have been examined by Coopers & Lybrand L.L.P., as stated in their opinion appearing herein and are included in reliance upon such opinion given upon the authority of that firm as experts in accounting and auditing.

USE OF NAME
The Manager has granted the Company the right to use the "GT" and "GT Global" names and has reserved the right to withdraw its consent to the use of such names by the Company and/or the Fund at any time, or to grant the use of such names to any other company.

                  Statement of Additional Information Page 32

                        GT GLOBAL EMERGING MARKETS FUND

                               INVESTMENT RESULTS

--------------------------------------------------------------------------------

STANDARDIZED RETURNS
The Fund's "Standardized Returns," as referred to in the Prospectus (see "Other Information -- Performance Information" in the Prospectus), are calculated separately for Class A and Class B shares of the Fund, as follows: Standardized Return (average annual total return ("T")) is computed by using the ending redeeming value ("ERV") of a hypothetical initial investment of $1,000 ("P") over a period of years ("n") according to the following formula as required by the SEC: P(1+T) to the (n)th power = ERV. The following assumptions will be reflected in computations made in accordance with this formula: (1) for Class A shares, deduction of the maximum sales charge of 4.75% from the $1,000 initial investment; (2) for Class B shares, deduction of the applicable contingent deferred sales charge imposed on a redemption of Class B shares held for the period; (3) reinvestment of dividends and other distributions at net asset value on the reinvestment date determined by the Company's Board of Directors; and (4) a complete redemption at the end of any period illustrated.

The Standardized Returns for the Class A and Class B shares of the Fund, stated as average annualized total returns for the periods shown, were:


                                                                                      EMERGING MARKETS     EMERGING MARKETS
PERIOD                                                                                 FUND (CLASS A)       FUND (CLASS B)
-----------------------------------------------------------------------------------  -------------------  -------------------
Fiscal year ended Oct. 31, 1997....................................................          (18.52)%             (19.16)%
Oct. 31, 1992 through Oct. 31, 1997................................................            2.30%                 n/a
April 1, 1993 (commencement of operations) through Oct. 31, 1997...................             n/a                 1.81%
May 18, 1992 (commencement of operations) through Oct. 31, 1997....................            1.57%                 n/a


NON-STANDARDIZED RETURNS In addition to Standardized Returns, the Fund may also include in advertisements, sales literature and shareholder reports other total return performance data ("Non-Standardized Return"). Non-Standardized Return is calculated separately for Class A and Class B shares of the Fund and may be calculated according to several different formulas. Non-Standardized Returns may be quoted for the same or different time periods for which Standardized Returns are quoted. Non-Standardized Returns may or may not take sales charges into account; performance data calculated without taking the effect of sales charges into account will be higher than data including the effect of such charges.

Average annual Non-Standardized Return ("T") is computed by using the ending redeeming value ("ERV") of a hypothetical initial investment of $1,000 ("P") over a period of years ("n") according to the following formula as required by the SEC: P(1+T) to the (n)th power = ERV. The following assumptions will be reflected in computations made in accordance with this formula: (1) no deduction of sales charges; (2) reinvestment of dividends and other distributions at net asset value on the reinvestment date determined by the Board; and (3) a complete redemption at the end of any period illustrated.

The average annual Non-Standardized Returns for the Class A and Class B shares of the Fund, stated as average annualized total returns for the periods shown, were:


                                                                                      EMERGING MARKETS     EMERGING MARKETS
PERIOD                                                                                 FUND (CLASS A)       FUND (CLASS B)
-----------------------------------------------------------------------------------  -------------------  -------------------
Fiscal year ended Oct. 31, 1997....................................................          (14.45)%             (14.91)%
Oct. 31, 1992 through Oct. 31, 1997................................................            3.30%                 n/a
April 1, 1993 (commencement of operations) through Oct. 31, 1997...................             n/a                 2.21%
May 18, 1992 (commencement of operations) through Oct. 31, 1997....................            2.48%                 n/a


Aggregate Non-Standardized Return ("T") is computed by using the ending value of the account ("VOA") of a hypothetical initial investment of $1,000 ("P") according to the following formula: T = (VOA/P)-1. Aggregate Non-Standardized Return assumes reinvestment of dividends and other distributions and, as set forth below, may or may not take sales charges into account.

                  Statement of Additional Information Page 33

                        GT GLOBAL EMERGING MARKETS FUND

The aggregate Non-Standardized Returns (not taking sales charges into account) for the Class A and Class B shares of the Fund, stated as aggregate total returns for the periods shown, were:


                                                                                       EMERGING MARKETS       EMERGING MARKETS
PERIOD                                                                                  FUND (CLASS A)         FUND (CLASS B)
-----------------------------------------------------------------------------------  ---------------------  ---------------------
April 1, 1993 (commencement of operations) through Oct. 31, 1997...................              n/a                  10.55%
May 18, 1992 (commencement of operations) through Oct. 31, 1997....................            14.32%                   n/a


The aggregate Non-Standardized Returns (taking sales charges into account) for the Class A and B shares of the Fund, stated as aggregate total returns for the periods shown, were:


                                                                                       EMERGING MARKETS       EMERGING MARKETS
PERIOD                                                                                  FUND (CLASS A)         FUND (CLASS B)
-----------------------------------------------------------------------------------  ---------------------  ---------------------
April 1, 1993 (commencement of operations) through Oct. 31, 1997...................              n/a                   8.55%
May 18, 1992 (commencement of operations) through Oct. 31, 1997....................             8.89%                   n/a


IMPORTANT POINTS TO NOTE ABOUT DATA RELATING TO EMERGING EQUITY AND BOND MARKETS The Fund and GT Global may from time to time in advertisements, sales literature and reports furnished to present or prospective shareholders, compare the Fund with the following, among others:


        (1) The Consumer Price Index ("CPI"), which is a measure of the average change in prices over time in a fixed market basket of goods and services (E.G., food, clothing, shelter, fuels, transportation fares, charges for doctors' and dentists' services, prescription medicines, and other goods and services that people buy for day-to-day living). There is inflation risk which does not affect a security's value but its purchasing power, i.e., the risk of changing price levels in the economy that affects security prices or the price of goods and services.


        (2) Data and mutual fund rankings published or prepared by Lipper Analytical Data Services, Inc. ("Lipper"), CDA/Wiesenberger Investment Company Service ("CDA/Wiesenberger"), Morningstar, Inc. ("Morningstar"), Micropal, Inc. and/or other companies that rank and/or compare mutual funds by overall performance, investment objectives, assets, expense levels, periods of existence and/or other factors. In this regard the Fund may be compared to its "peer group" as defined by Lipper, CDA/Wiesenberger, Morningstar and/or other firms as applicable, or to specific funds or groups of funds within or outside of such peer group. Lipper generally ranks funds on the basis of total return, assuming reinvestment of distributions, but does not take sales charges or redemption fees into consideration, and is prepared without regard to tax consequences. In addition to the mutual fund rankings, the Fund's performance may be compared to mutual fund performance indices prepared by Lipper. Morningstar is a mutual fund rating service that also rates mutual funds on the basis of risk-adjusted performance. Morningstar ratings are calculated from a fund's three, five and ten year average annual returns with appropriate fee adjustments and a risk factor that reflects fund performance relative to the three-month U.S. Treasury bill monthly returns. Ten percent of the funds in an investment category receive five stars and 22.5% receive four stars. The ratings are subject to change each month.

        (3) Bear Stearns Foreign Bond Index, which provides simple average returns for individual countries and gross national product ("GNP")-weighted index, beginning in 1975. The returns are broken down by local market and currency.

        (4) Ibbotson Associates International Bond Index, which provides a detailed breakdown of local market and currency returns since 1960.

        (5) Standard & Poor's "500" Index, which is a widely recognized index composed of the capitalization-weighted average of the price of 500 of the largest publicly traded stocks in the U.S.

        (6) Dow Jones Industrial Average.

        (7) CNBC/Financial News Composite Index.

        (8) Morgan Stanley Capital International World Indices, including, among others, the Morgan Stanley Capital International Europe, Australia, Far East Index ("EAFE Index"). The EAFE index is an unmanaged index of more than 1,000 companies in Europe, Australia and the Far East.

        (9) Morgan Stanley Capital International All Country (AC) World index ("MSCI"). The MSCI is a broad, unmanaged index of global stock prices, currently comprising 2,500 different issuers, located in 47 countries, and grouped in 38 separate industries.

                  Statement of Additional Information Page 34

                        GT GLOBAL EMERGING MARKETS FUND

       (10) Salomon Brothers World Government Bond Index and Salomon Brothers World Government Bond Index-Non-U.S., each of which is a widely used index composed of world government bonds.

       (11) The World Bank Publication of Trends in Developing Countries ("TIDE"), which provides brief reports on most of the World Bank's borrowing members. The World Development Report is published annually and looks at global and regional economic trends and their implications for the developing economies.

       (12) Salomon Brothers Global Telecommunications Index, which is composed of telecommunications companies in the developing and emerging countries.

       (13) Datastream and Worldscope, each of which is an on-line database retrieval service for information, including international financial and economic data.

       (14) International Financial Statistics, which is produced by the International Monetary Fund.

       (15) Various publications and reports produced by the World Bank and its affiliates.

       (16) Various publications from the International Bank for Reconstruction and Development.

       (17) Various publications produced by ratings agencies such as Moody's Investor Services, Inc. ("Moody's"), Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P") and Fitch.

       (18) Wilshire Associates, which is an on-line database for international financial and economic data including performance measure for a wide range of securities.

       (19) Bank Rate National Monitor Index, which is an average of the quoted rates for 100 leading banks and thrifts in ten U.S. cities.

       (20) International Finance Corporation ("IFC") Emerging Markets Data Base, which provides detailed statistics on stock markets in developing countries.

       (21) Various publications from the Organization for Economic Cooperation and Development ("OECD").

       (22) Average of savings accounts, which is a measure of all kinds of savings deposits, including longer-term certificates. Savings accounts offer a guaranteed rate of return on principal, but no opportunity for capital growth. During a portion of the period, the maximum rates paid on some savings deposits were fixed by law.


Indices, economic and financial data prepared by the research departments of various financial organizations, such as Salomon Brothers, Inc., Lehman Brothers, Merrill Lynch, Pierce, Fenner & Smith, Inc., Financial Research Corporation, J. P. Morgan, Morgan Stanley, Smith Barney Shearson, S.G. Warburg, Jardine Flemming, The Bank for International Settlements, Asian Development Bank, Bloomberg, L.P. and Ibbotson Associates may be used as well as information reported by the Federal Reserve and the respective Central Banks of various nations. In addition, GT Global may use performance rankings, ratings and commentary reported periodically in national financial publications, including Money Magazine, Mutual Fund Magazine, Smart Money, Global Finance, EuroMoney, Financial World, Forbes, Fortune, Business Week, Latin Finance, The Wall Street Journal, Emerging Markets Weekly, Kiplinger's Guide To Personal Finance, Barron's, The Financial Times, USA Today, The New York Times, Far Eastern Economic Review, The Economist and Investors Business Digest. Each Fund may compare its performance to that of other compilations or indices of comparable quality to those listed above and other indices that may be developed and made available in the future.


Information relating to foreign market performance, capitalization and diversification is based on sources believed to be reliable but may be subject to revision and has not been independently verified by the Fund or GT Global. The authors and publishers of such material are not to be considered as "experts" under the 1933 Act, on account of the inclusion of such information herein.

A portion of the performance figures for each market includes the positive or negative effects of the currency exchange rates effective at December 31 of each year between the U.S. dollar and currency of the foreign market (e.g., Japanese Yen, German Deutschemark and Hong Kong Dollar). A foreign currency that has strengthened or weakened against the U.S. dollar will positively or negatively affect the reported returns, as the case may be.

GT Global believes that this information may be useful to investors considering whether and to what extent to diversify their investments through the purchase of mutual funds investing in securities on a global basis. However, this data is not a representation of the past performance of the Fund, nor is it a prediction of such performance. The performance of the Funds will differ from the historical performance of relevant indices. The performance of indices does not take expenses

                  Statement of Additional Information Page 35

                        GT GLOBAL EMERGING MARKETS FUND
into account, while each Fund incurs expenses in its operations, which will reduce performance. Each of these factors will cause the performance of each Fund to differ from relevant indices.

From time to time, the Fund and GT Global may refer to the number of shareholders in the Fund or the aggregate number of shareholders in all GT Global Mutual Funds or the dollar amount of Fund assets under management or rankings by DALBAR Surveys, Inc. in advertising materials.

GT  Global  believes  the  Fund  is  an  appropriate  investment  for  long-term
investment  goals,  including  funding  retirement,  paying  for  education   or
purchasing a house. GT Global may provide information designed to help individuals understand their investment goals and explore various financial strategies. For example, GT Global may describe general principles of investing, such as asset allocation, diversification and risk tolerance. The Fund does not represent a complete investment program and investors should consider the Fund as appropriate for a portion of their overall investment portfolio with regard to their long-term investment goals. There is no assurance that any such information will lead to achieving these goals or guarantee future results.

From time to time, GT Global may refer to or advertise the names of U.S. and non-U.S. companies and their products, although there can be no assurance that any GT Global Mutual Fund may own the securities of these companies.


Ibbotson Associates of Chicago, Illinois ("Ibbotson") provides historical returns of the capital markets in the United States, including common stocks, small capitalization stocks, long-term corporate bonds, intermediate-term government bonds, long-term government bonds, Treasury bills, the U.S. rate of inflation (based on the CPI), and combinations of various capital markets. The performance of these capital markets is based on the returns of different indices.


GT Global Mutual Funds may use the performance of these capital markets in order to demonstrate general risk-versus-reward investment scenarios. Performance comparisons may also include the value of a hypothetical investment in any of these capital markets. The risks associated with the security types in any capital market may or may not correspond directly to those of the Fund. Ibbotson calculates total returns in the same method as the Fund.


The Fund may quote various measures of volatility and benchmark correlation such as beta, standard deviation and R(2) in advertising. In addition, the fund may compare these measures to those of other funds. Measures of volatility seek to compare the Fund's historical share price fluctuations or total return to those of a benchmark.


The Fund may advertise examples of the effects of periodic investment plans, including the principle of dollar cost averaging programs. In such a program, an investor invests a fixed dollar amount in a fund at periodic intervals, thereby purchasing fewer shares when prices are high and more shares when prices are low. While such a strategy does not assure a profit or guard against loss in a declining market, the investor's average cost per share can be lower than if fixed numbers of shares are purchased at the same intervals. In evaluating such a plan, investors should consider their ability to continue purchasing shares through periods of low price levels.

The Fund may describe in its sales material and advertisements how an investor may invest in GT Global Mutual Funds through various retirement plans or other programs that offer deferral of income taxes on investment earnings and pursuant to which an investor may make deductible contributions. Because of their advantages, these retirement plans and programs may produce returns superior to comparable non-retirement investments. For example, a $10,000 investment earning a taxable return of 10% annually would have an after-tax value of $17,976 after ten years, assuming tax was deducted from the return each year at a 39.6% rate. An equivalent tax-deferred investment would have an after-tax value of $19,626 after ten years, assuming tax was deducted at a 39.6% rate from the deferred earnings at the end of the ten-year period. In sales material and advertisements, the Fund may also discuss these plans and programs. See "Information Relating to Sales and Redemptions -- Individual Retirement Accounts ('IRAs') and Other Tax-Deferred Plans."

GT Global may from time to time in its sales methods and advertising discuss the risks inherent in investing. The major types of investment risk are market risk, industry risk, credit risk, interest rate risk, liquidity risk and inflation risk. Risk represents the possibility that you may lose some or all of your investment over a period of time. A basic tenet of investing is the greater the potential reward, the greater the risk.

From time to time, the Fund and GT Global will quote information including but not limited to data regarding: individual countries, regions, companies, world stock exchanges, and economic and demographic statistics from sources GT Global deems reliable, including the economic and financial data of financial organizations, such as:

 1) Stock market capitalization: Morgan Stanley Capital International World Indices, IFC and Datastream.

 2) Stock market trading volume: Morgan Stanley Capital International World Indices and IFC.

                  Statement of Additional Information Page 36

                        GT GLOBAL EMERGING MARKETS FUND

 3) The number of listed companies: IFC, G.T. Guide to World Equity Markets, Salomon Brothers, Inc., and S.G. Warburg.

 4) Wage rates: U.S. Department of Labor Statistics and Morgan Stanley Capital International World Indices.

 5) International industry performance: Morgan Stanley Capital International World Indices, Wilshire Associates and Salomon Brothers, Inc.

 6) Stock  market  performance:  Morgan  Stanley  Capital  International   World
    Indices, IFC and Datastream.

 7) The Consumer Price Index and inflation rate: The World Bank, Datastream and IFC.

 8) Gross Domestic Product ("GDP"): Datastream and The World Bank.

 9) GDP growth rate: IFC, The World Bank and Datastream.

10) Population: The World Bank, Datastream and United Nations.

11) Average annual growth rate (%) of population: The World Bank, Datastream and United Nations.

12) Age distribution within populations: OECD and United Nations.

13) Total exports and imports by year: IFC, The World Bank and Datastream.

14) Top three companies by country, industry or market: IFC, G.T. Guide to World Equity Markets, Salomon Brothers Inc., and S.G. Warburg.

15) Foreign direct investments to developing countries: The World Bank and Datastream.

16) Supply, consumption, demand and growth in demand of certain products, services and industries, including, but not limited to electricity, water, transportation, construction materials, natural resources, technology, other basic infrastructure, financial services, health care services and supplies, consumer products and services and telecommunications equipment and services (sources of such information may include, but would not be limited to, The World Bank, OECD, IMF, Bloomberg and Datastream).

17) Standard deviation and performance returns for U.S. and non-U.S. equity and bond markets: Morgan Stanley Capital International.

18) Countries restructuring their debt, including those under the Brady Plan: the Manager.

19) Political and economic structure of countries: Economist Intelligence Unit.

20) Government and corporate bonds -- credit ratings, yield to maturity and performance returns: Salomon Brothers, Inc.

21) Dividend yields for U.S. and non-U.S. companies: Bloomberg.


From  time  to time,  GT  Global may  include  in its  advertisements  and sales
material,  information  about  privatization,  which  is  an  economic   process
involving the sale of state-owned companies to the private sector.


In advertising and sales materials, GT Global may make reference to or discuss its products, services and accomplishments. Among these accomplishments are that in 1983 the Manager provided assistance to the government of Hong Kong in linking its currency to the U.S. dollar, and that in 1987 Japan's Ministry of Finance licensed LGT Asset Management Ltd. as one of the first foreign discretionary investment managers for Japanese investors. Such accomplishments, however, should not be viewed as an endorsement of the Manager by the government of Hong Kong, Japan's Ministry of Finance or any other government or government agency. Nor do any such accomplishments of the Manager provide any assurance that the GT Global Mutual Funds' investment objectives will be achieved.

GT GLOBAL ADVANTAGE
As part of Liechtenstein Global Trust, GT Global continues a 75-year tradition of service to individuals and institutions. Today we bring investors a combination of experience, worldwide resources, a global perspective, investment talent and a time-tested investment discipline. With investment professionals in nine offices worldwide, we witness world events and economic developments firsthand. Many of the GT Global Mutual Funds' portfolio managers are natives of the countries in which they invest, speak local languages and/or live or work in the markets they follow.

The key to achieving consistent results is following a disciplined investment process. Our approach to asset allocation takes advantage of GT Global's worldwide presence and global perspective. Our "macroeconomic" worldview determines our overall strategy of regional, country and sector allocations. Our bottom-up process of security selection combines fundamental research with quantitative analysis through our proprietary models.

                  Statement of Additional Information Page 37

                        GT GLOBAL EMERGING MARKETS FUND


Built-in checks and balances strengthen the process, enhancing professional experience and judgment with an objective assessment of risk. Ultimately, each security we select has passed a ranking system that helps our portfolio teams determine when to buy and when to sell. With respect to stocks, a global stock research ("GSR") database developed by GT Global is utilized in the selection process. All stocks within the GSR database are systematically ranked by our analysts on a 1-5 basis with 1 representing the most favored. The rankings, along with our quantitative, fundamental research, determine which stocks are bought and sold.


GT Global describes the major stages of economic development as revolving in a "virtuous cycle." From time to time, each Fund and GT Global may discuss the virtuous cycle in its sales literature and advertising. This cycle operates worldwide, forcing companies to become increasingly competitive in an ever-expanding global marketplace. GT Global has identified the following sequential stages within the virtuous cycle:

FALLING BORDERS AND TRADE BARRIERS: Barriers between countries diminish, increasing the potential for world trade and promoting global competition.

CAPITAL FLOWS FROM DEVELOPED MARKETS TO EMERGING MARKETS: As barriers fall, restrictions on the free movement of capital in and out of a country are often reduced or removed. The flow of money from developed to developing markets gains momentum.

INDUSTRIALIZATION OF EMERGING MARKETS: With capital flowing across borders, many developing nations are able to quickly begin their process of industrialization.

INCREASED DEMAND FOR GLOBAL CONSUMER PRODUCTS: As people in emerging markets experience rising standards of living due to increased industrialization, they demand more consumer products which can help spur global trade flows.

GT Global believes that we increasingly live in a world without boundaries in terms of trade, competition and investment opportunities. Therefore, GT Global believes it's becoming more relevant to look at investing in terms of industrial groupings, or themes, as an alternative to the traditional, primary focus on regions. GT Global believes such themes make movement possible between stages in the virtuous cycle of economic progress.

--------------------------------------------------------------------------------

                          DESCRIPTION OF DEBT RATINGS

--------------------------------------------------------------------------------

DESCRIPTION OF BOND RATINGS
    MOODY'S INVESTORS SERVICE, INC. ("Moody's") rates the debt securities issued by various entities from "Aaa" to "C." Investment grade ratings are the first four categories:

        Aaa -- Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

        Aa -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

        A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

        Baa -- Bonds which are rated Baa are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

                  Statement of Additional Information Page 38

                        GT GLOBAL EMERGING MARKETS FUND

        Ba -- Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

        B -- Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

        Caa -- Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

        Ca -- Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

        C -- Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

ABSENCE OF RATING: Where no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue.

Should no rating be assigned, the reason may be one of the following:

        1.  An application for rating was not received or accepted.

        2. The issue or issuer belongs to a group of securities or companies that are not rated as a matter of policy.

        3.  There is a lack of essential data pertaining to the issue or issuer.

        4. The issue was privately placed, in which case the rating is not published in Moody's publications.

Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

Note: Moody's applies numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa to Caa. The modifier 1 indicates that the Company ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the Company ranks in the lower end of its generic rating category.

    STANDARD & POOR'S, a division of The McGraw-Hill Companies, Inc. ("S&P"), rates the securities debt of various entities in categories ranging from "AAA" to "D" according to quality. Investment grade ratings are the first four categories:

        AAA -- An obligation rated "AAA" has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

        AA  --  An  obligation  rated  "AA"  differs  from  the  highest   rated
    obligations only in a small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

        A -- An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories.

        BBB -- An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

        BB, B, CCC, CC, C -- Obligations rated "BB," "B," "CCC," "CC," and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

        BB -- An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

        B -- An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB," but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

                  Statement of Additional Information Page 39

                        GT GLOBAL EMERGING MARKETS FUND

        CCC -- An obligation rated "CCC" is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

        CC -- An obligation rated "CC" is currently highly vulnerable to nonpayment.

        C -- The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

        D -- An obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

PLUS (+) OR MINUS (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

NR: Indicates that no public rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

DESCRIPTION OF COMMERCIAL PAPER RATINGS
    MOODY'S employs the designation "Prime-1" to indicate commercial paper having a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity. Issues rated Prime-2 have a strong ability for repayment of senior short-term debt obligations. This normally will be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

    S&P ratings of commercial paper are graded into several categories ranging from "A1" for the highest quality obligations to "D" for the lowest. Issues in the "A" category are delineated with numbers 1, 2, and 3 to indicate the relative degree of safety. A-1 -- This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics will be denoted with a plus sign (+) designation. A-2 -- Capacity for timely payments on issues with this designation is satisfactory; however, the relative degree of safety is not as high as for issues designated "A-1."

--------------------------------------------------------------------------------

                              FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

The audited financial statements of the Fund as of October 31, 1997, and for the fiscal year then ended, appear on the following pages.


                  Statement of Additional Information Page 40

                        GT GLOBAL EMERGING MARKETS FUND

                       REPORT OF INDEPENDENT ACCOUNTANTS

--------------------------------------------------------------------------------

ANNUAL REPORT
To the Shareholders of GT Global Emerging Markets Fund and
Board of Directors of G.T. Investment Funds, Inc.:

We have audited the accompanying statement of assets and liabilities of GT Global Emerging Markets Fund, one of the funds organized as a series of G.T. Investment Funds, Inc., including the portfolio of investments, as of October 31, 1997, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1997 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and the financial highlights referred to above present fairly, in all material respects, the financial position of GT Global Emerging Markets Fund as of October 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.

                                                        COOPERS & LYBRAND L.L.P.

BOSTON, MASSACHUSETTS
DECEMBER 15, 1997

                                       F1

                        GT GLOBAL EMERGING MARKETS FUND

                            PORTFOLIO OF INVESTMENTS

                                October 31, 1997

--------------------------------------------------------------------------------

                                                                                           VALUE         % OF NET
EQUITY INVESTMENTS                                            COUNTRY       SHARES        (NOTE 1)        ASSETS
------------------------------------------------------------  --------   ------------   ------------   -------------
Energy (18.6%)
  LUKoil Holding - ADR{\/} .................................   RUS             68,826   $  5,764,178         2.4
    OIL
  Sasol Ltd. ...............................................   SAFR           402,507      4,853,515         2.0
    ENERGY SOURCES
  Petroleo Brasileiro S.A. (Petrobras) Preferred ...........   BRZL        22,113,561      4,112,192         1.7
    OIL
  Companhia Energetica de Minas Gerais (CEMIG) - ADR{\/} ...   BRZL            85,389      3,415,560         1.4
    ELECTRICAL & GAS UTILITIES
  C.A. La Electricidad de Caracas ..........................   VENZ         2,529,153      3,324,761         1.4
    ELECTRICAL & GAS UTILITIES
  Centrais Eletricas Brasileiras S.A.-Eletrobras "B" -
   ADR{\/} .................................................   BRZL           133,855      2,944,810         1.2
    ELECTRICAL & GAS UTILITIES
  Chilgener S.A. - ADR{\/} .................................   CHLE            88,263      2,383,101         1.0
    ELECTRICAL & GAS UTILITIES
  Enersis S.A. - ADR{\/} ...................................   CHLE            64,238      2,119,854         0.9
    ELECTRICAL & GAS UTILITIES
  Empresa Nacional de Electricidad S.A. - ADR{\/} ..........   CHLE           100,922      2,031,055         0.8
    ELECTRICAL & GAS UTILITIES
  Light - Servicos de Electricidade S.A. ...................   BRZL         5,020,561      1,666,841         0.7
    ELECTRICAL & GAS UTILITIES
  Light - Participacoes S.A. ...............................   BRZL         6,360,473      1,627,044         0.7
    ELECTRICAL & GAS UTILITIES
  YPF S.A. - ADR{\/} .......................................   ARG             49,065      1,570,080         0.7
    OIL
  The Hub Power Co., Ltd. - GDR-/- {\/} ....................   PAK             49,150      1,535,938         0.6
    ENERGY SOURCES
  Unified Energy Systems - Reg S GDR-/- {c} {\/} ...........   RUS             37,000      1,156,246         0.5
    ELECTRICAL & GAS UTILITIES
  Surgutneftegaz - ADR-/- {\/} .............................   RUS            123,235      1,047,498         0.4
    OIL
  PTT Exploration and Production Public Co., Ltd. -
   Foreign .................................................   THAI           101,800      1,038,259         0.4
    OIL
  MOL Magyar Olaj-es Gazipari RT - Reg S GDR{c} {\/} .......   HGRY            35,800        774,175         0.3
    ENERGY SOURCES
  Manila Electric Co. "B" ..................................   PHIL           236,700        728,308         0.3
    ELECTRICAL & GAS UTILITIES
  Mosenergo - 144A ADR{.} {\/} .............................   RUS             15,000        630,000         0.3
    ELECTRICAL & GAS UTILITIES
  Electricity Generating Public Co., Ltd. - Foreign ........   THAI           329,100        548,500         0.2
    ELECTRICAL & GAS UTILITIES
  Perez Companc S.A. .......................................   ARG             74,818        468,642         0.2
    OIL
  Tenaga Nasional Bhd. .....................................   MAL            194,000        419,585         0.2
    ELECTRICAL & GAS UTILITIES
  Korea Electric Power Corp. - ADR{\/} .....................   KOR             44,271        362,469         0.2
    ELECTRICAL & GAS UTILITIES
  BSES Ltd. - Reg. S GDR{c} ................................   IND             19,100        296,050         0.1
    ELECTRICAL & GAS UTILITIES
  Yukong Ltd. ..............................................   KOR              7,543        102,145          --
    OIL

    The accompanying notes are an integral part of the financial statements.

                                       F2

                        GT GLOBAL EMERGING MARKETS FUND

                                October 31, 1997

--------------------------------------------------------------------------------

                                                                                           VALUE         % OF NET
EQUITY INVESTMENTS                                            COUNTRY       SHARES        (NOTE 1)        ASSETS
------------------------------------------------------------  --------   ------------   ------------   -------------
Energy (Continued)
  Guangdong Electric Power Development Co., Ltd. "B"+X+ ....   CHNA           127,800   $     72,084          --
    ENERGY SOURCES
  Pakistan State Oil Co., Ltd. .............................   PAK                 20            216          --
    OIL
                                                                                        ------------
                                                                                          44,993,106
                                                                                        ------------
Multi-Industry/Miscellaneous (16.1%)
  Barlow Ltd. ..............................................   SAFR           407,077      4,104,623         1.7
    CONGLOMERATE
  Anglo American Corporation of South Africa Ltd. ..........   SAFR            82,607      3,572,195         1.5
    CONGLOMERATE
  Delta Corporation Ltd. (subdivision)-/- ..................   ZBBW         2,187,074      3,114,504         1.3
    MULTI-INDUSTRY
  PT Telekomunikasi Indonesia ..............................   INDO         3,075,500      2,869,896         1.2
    MULTI-INDUSTRY
  Grupo Carso, S.A. de C.V. "A1" ...........................   MEX            396,200      2,519,547         1.0
    MULTI-INDUSTRY
  ITC Ltd.: ................................................   IND                 --             --         1.0
    MULTI-INDUSTRY
    Common .................................................   --             123,928      1,916,184          --
    GDR-/- {\/} ............................................   --              25,987        475,562          --
  The Saudi Arabian Investment Fund Ltd.-/- {\/} ...........   UK             211,000      2,110,000         0.9
    COUNTRY FUNDS
  PT Gudang Garam ..........................................   INDO           625,500      1,777,187         0.7
    MULTI-INDUSTRY
  China Resources Enterprise Ltd. ..........................   HK             623,000      1,708,616         0.7
    CONGLOMERATE
  Malaysian Resources Corp., Bhd. ..........................   MAL          2,556,000      1,520,240         0.6
    CONGLOMERATE
  Shanghai Industrial Holdings Ltd. ........................   HK             339,000      1,508,616         0.6
    MULTI-INDUSTRY
  Central Asia Regional Growth Fund-/- {\/} ................   IRE            156,000      1,485,120         0.6
    COUNTRY FUNDS
  NASR (El) City Company For Housing & Construction-/- .....   EGPT            18,870      1,304,195         0.5
    MISCELLANEOUS
  Billiton PLC-/- ..........................................   SAFR           395,102      1,158,199         0.5
    CONGLOMERATE
  Sanluis Corporacion, S.A. de C.V. ........................   MEX            145,432      1,128,622         0.5
    CONGLOMERATE
  John Keells Holdings Ltd. ................................   SLNKA          183,000        934,142         0.4
    MULTI-INDUSTRY
  Empresas La Moderna, S.A. de C.V. "A"-/- .................   MEX            186,000        913,293         0.4
    MULTI-INDUSTRY
  PT Bimantara Citra .......................................   INDO           965,000        887,047         0.4
    MULTI-INDUSTRY
  Romanian Growth Fund{\/} .................................   ROM             75,800        784,530         0.3
    COUNTRY FUNDS
  Koc Holding AS ...........................................   TRKY         1,827,500        687,480         0.3
    CONGLOMERATE
  Rembrandt Group Ltd. .....................................   SAFR            77,200        633,971         0.3
    CONGLOMERATE

    The accompanying notes are an integral part of the financial statements.

                                       F3

                        GT GLOBAL EMERGING MARKETS FUND

                                October 31, 1997

--------------------------------------------------------------------------------

                                                                                           VALUE         % OF NET
EQUITY INVESTMENTS                                            COUNTRY       SHARES        (NOTE 1)        ASSETS
------------------------------------------------------------  --------   ------------   ------------   -------------
Multi-Industry/Miscellaneous (Continued)
  Koor Industries Ltd. - ADR{\/} ...........................   ISRL            22,315   $    476,983         0.2
    CONGLOMERATE
  PT Hanjaya Mandala Sampoerna .............................   INDO           262,000        457,953         0.2
    MULTI-INDUSTRY
  Discount Investment Corp. ................................   ISRL            12,474        339,811         0.1
    MULTI-INDUSTRY
  Quinenco S.A. - ADR-/- {\/} ..............................   CHLE            21,500        314,438         0.1
    CONGLOMERATE
  KEC International Ltd.-/- ................................   IND            160,500        162,280         0.1
    MISCELLANEOUS
                                                                                        ------------
                                                                                          38,865,234
                                                                                        ------------
Services (15.6%)
  Telecomunicacoes Brasileiras S.A. (Telebras): ............   BRZL                --             --         3.0
    TELEPHONE NETWORKS
    ADR{\/} ................................................   --              37,332      3,789,198          --
    Common .................................................   --          38,472,813      3,419,767          --
  Telefonos de Mexico, S.A. de C.V. "L" - ADR{\/} ..........   MEX            122,827      5,312,268         2.2
    TELEPHONE NETWORKS
  Compania Anonima Nacional Telefonos de Venezuela (CANTV) -
   ADR{\/ } ................................................   VENZ            85,004      3,718,925         1.5
    TELEPHONE NETWORKS
  Pick'n Pay Stores Ltd.: ..................................   SAFR                --             --         1.4
    RETAILERS-OTHER
    Common .................................................   --           1,646,589      2,481,865          --
    "N" ....................................................   --             719,798        987,665          --
  Cia de Telecomunicaciones de Chile S.A. - ADR{\/} ........   CHLE            84,227      2,337,299         1.0
    TELEPHONE NETWORKS
  Telefonica del Peru S.A. - ADR{\/} .......................   PERU           100,740      1,989,615         0.8
    TELEPHONE NETWORKS
  Cifra, S.A. de C.V.: .....................................   MEX                 --             --         0.6
    RETAILERS-OTHER
    "C" ....................................................   --             593,000      1,029,760          --
    "A" ....................................................   --             275,000        506,527          --
    "B" ....................................................   --              26,656         53,248          --
  Companhia de Saneamento Basico do Estado de Sao Paulo -
   SABESP-/- ...............................................   BRZL         7,509,655      1,362,419         0.6
    BUSINESS & PUBLIC SERVICES
  Telefonica de Argentina S.A. - ADR{\/} ...................   ARG             42,183      1,186,397         0.5
    TELEPHONE NETWORKS
  Telecomunicacoes de Sao Paulo S.A. (TELESP) Preferred ....   BRZL         3,388,663        885,282         0.4
    TELEPHONE NETWORKS
  TelecomAsia Corp. - Foreign-/- ...........................   THAI         1,521,400        681,224         0.3
    TELEPHONE NETWORKS
  Santa Isabel S.A. - ADR{\/} ..............................   CHLE            36,543        676,046         0.3
    RETAILERS-FOOD
  PT Indosat ...............................................   INDO           264,500        598,625         0.3
    TELECOM - OTHER
  Danubius Hotel and Spa Rt.-/- ............................   HGRY            19,037        595,762         0.2
    LEISURE & TOURISM

    The accompanying notes are an integral part of the financial statements.

                                       F4

                        GT GLOBAL EMERGING MARKETS FUND

                                October 31, 1997

--------------------------------------------------------------------------------

                                                                                           VALUE         % OF NET
EQUITY INVESTMENTS                                            COUNTRY       SHARES        (NOTE 1)        ASSETS
------------------------------------------------------------  --------   ------------   ------------   -------------
Services (Continued)
  PT Citra Marga Nusaphala Persada .........................   INDO         2,073,000   $    591,873         0.2
    BUSINESS & PUBLIC SERVICES
  Mahanagar Telephone Nigam Ltd. ...........................   IND             84,400        588,062         0.2
    TELECOM - OTHER
  Portugal Telecom S.A. - Registered .......................   PORT            13,630        559,388         0.2
    TELEPHONE NETWORKS
  Sonae Investimentos-Sociedade Gestora de Participacoes
   Sociais S.A. ............................................   PORT            14,423        539,017         0.2
    RETAILERS-OTHER
  Migros Turk T.A.S. .......................................   TRKY           479,400        503,132         0.2
    RETAILERS-FOOD
  Investec-Consultoria Internacional S.A.-/- ...............   PORT            15,692        490,933         0.2
    BROADCASTING & PUBLISHING
  Super Sol Ltd. ...........................................   ISRL           127,545        367,036         0.2
    RETAILERS-FOOD
  Advanced Info. Service - Foreign .........................   THAI            68,300        366,985         0.2
    WIRELESS COMMUNICATIONS
  Indian Hotels Co., Ltd. ..................................   IND                 --             --         0.1
    LEISURE & TOURISM
    GDR-/- {\/} ............................................   --              20,200        348,450          --
    Common .................................................   --               3,000         48,573          --
  Konsortium Perkapalan Bhd. ...............................   MAL            182,000        341,694         0.1
    TRANSPORTATION - SHIPPING
  Pakistan Telecommunications Co., Ltd. - GDR-/- {\/} ......   PAK              3,700        299,700         0.1
    TELEPHONE NETWORKS
  Guangshen Railway Co., Ltd. ..............................   HK             924,000        286,882         0.1
    TRANSPORTATION - ROAD & RAIL
  Vimpel-Communications - ADR-/- {\/} ......................   RUS              8,500        278,375         0.1
    WIRELESS COMMUNICATIONS
  BEC World Public Co., Ltd. - Foreign .....................   THAI            53,000        276,866         0.1
    BROADCASTING & PUBLISHING
  Estabelecimentos Jeronimo Martins & Filho, Sociedade
   Gestora de Participacoes Sociais S.A. ...................   PORT             4,141        270,885         0.1
    RETAILERS-OTHER
  Himachal Futuristic Communications Ltd. ..................   IND            450,000        241,423         0.1
    TELECOM - OTHER
  PT Matahari Putra Prima ..................................   INDO         1,109,000        216,240         0.1
    RETAILERS-APPAREL
                                                                                        ------------
                                                                                          38,227,406
                                                                                        ------------
Materials/Basic Industry (15.5%)
  Kimberly-Clark de Mexico, S.A. de C.V. "A" ...............   MEX          1,012,344      4,461,588         1.8
    PAPER/PACKAGING
  SA Iron & Steel Industrial Corp., Ltd. (ISCOR) ...........   SAFR         6,948,244      3,611,353         1.5
    METALS - STEEL
  Suez Cement Co. - Reg S GDR{c} {\/} ......................   EGPT           169,935      3,526,151         1.5
    CEMENT
  Sappi Ltd. ...............................................   SAFR           427,859      2,713,035         1.1
    FOREST PRODUCTS
  Helwan Portland Cement Co.-/- ............................   EGPT           104,210      2,199,138         0.9
    CEMENT

    The accompanying notes are an integral part of the financial statements.

                                       F5

                        GT GLOBAL EMERGING MARKETS FUND

                                October 31, 1997

--------------------------------------------------------------------------------

                                                                                           VALUE         % OF NET
EQUITY INVESTMENTS                                            COUNTRY       SHARES        (NOTE 1)        ASSETS
------------------------------------------------------------  --------   ------------   ------------   -------------
Materials/Basic Industry (Continued)
  Ameriyah Cement Co.-/- ...................................   EGPT            84,386   $  2,134,469         0.9
    CEMENT
  Industrias Penoles S.A. (CP) .............................   MEX            452,187      1,800,625         0.7
    METALS - NON-FERROUS
  Torah Portland Cement Co.-/- .............................   EGPT            60,900      1,665,794         0.7
    CEMENT
  De Beers Centenary AG - Linked Unit ......................   SAFR            68,900      1,644,432         0.7
    MISC. MATERIALS & COMMODITIES
  Apasco S.A. ..............................................   MEX            254,481      1,554,315         0.6
    CEMENT
  North Cairo Flour Mills-/- ...............................   EGPT            30,170      1,313,282         0.5
    MISC. MATERIALS & COMMODITIES
  Helioplis Housing-/- .....................................   EGPT             8,500      1,162,750         0.5
    BUILDING MATERIALS & COMPONENTS
  Pannonplast Rt. ..........................................   HGRY            18,188        999,145         0.4
    MISC. MATERIALS & COMMODITIES
  Pohang Iron & Steel Co., Ltd.: ...........................   KOR                 --             --         0.5
    METALS - STEEL
    ADR{\/} ................................................   --              52,475        852,719          --
    Common .................................................   --               2,580        114,060          --
  Paints & Chemical Industry-/- ............................   EGPT            20,500        687,413         0.3
    CHEMICALS
  Grupo Industrial Minera Mexico "L" .......................   MEX            231,300        686,975         0.3
    METALS - NON-FERROUS
  Cimpor-Cimentos de Portugal, SGPS S.A. ...................   PORT            23,585        597,004         0.2
    CEMENT
  Cosco Pacific Ltd. .......................................   HK             462,000        537,904         0.2
    PAPER/PACKAGING
  Hindalco Industries Ltd. .................................   IND             19,350        505,218         0.2
    METALS - NON-FERROUS
  Siam Cement Co., Ltd. - Foreign ..........................   THAI            57,200        486,627         0.2
    CEMENT
  Israel Chemicals Ltd. ....................................   ISRL           386,976        485,117         0.2
    CHEMICALS
  Maanshan Iron and Steel Co. "H"+X+ .......................   CHNA         2,874,000        457,312         0.2
    METALS - STEEL
  Sociedad Quimica y Minera de Chile S.A. - ADR{\/} ........   CHLE             8,500        440,938         0.2
    CHEMICALS
  PT Aneka Tambang-/- ......................................   INDO           940,000        366,574         0.2
    METALS - NON-FERROUS
  Dhan Fibres Ltd.-/- ......................................   PAK          4,273,000        325,286         0.1
    CHEMICALS
  Turk Sise ve Cam Fabrikalari AS-/- .......................   TRKY         3,564,000        306,035         0.1
    GLASS
  HI Cement Corp. ..........................................   PHIL         3,197,000        291,464         0.1
    CEMENT
  Engro Chemicals Pakistan Ltd. ............................   PAK             85,412        269,787         0.1
    CHEMICALS
  Agros Holding S.A.-/- ....................................   POL             11,876        249,123         0.1
    MISC. MATERIALS & COMMODITIES

    The accompanying notes are an integral part of the financial statements.

                                       F6

                        GT GLOBAL EMERGING MARKETS FUND

                                October 31, 1997

--------------------------------------------------------------------------------

                                                                                           VALUE         % OF NET
EQUITY INVESTMENTS                                            COUNTRY       SHARES        (NOTE 1)        ASSETS
------------------------------------------------------------  --------   ------------   ------------   -------------
Materials/Basic Industry (Continued)
  Cahya Mata Sarawak Bhd. ..................................   MAL            229,000   $    222,878         0.1
    BUILDING MATERIALS & COMPONENTS
  Compania de Minas Buenaventura S.A. - ADR{\/} ............   PERU            11,800        211,663         0.1
    METALS - NON-FERROUS
  PT Indah Kiat Pulp & Paper Corp. Tbk .....................   INDO           517,000        198,015         0.1
    PAPER/PACKAGING
  Associated Cement Cos., Ltd. .............................   IND              5,086        163,542         0.1
    CEMENT
  Fauji Fertilizer Co., Ltd. ...............................   PAK             71,900        160,119         0.1
    MISC. MATERIALS & COMMODITIES
  Dewan Salman Fibre Ltd.-/- ...............................   PAK                  4              3          --
    CHEMICALS
                                                                                        ------------
                                                                                          37,401,853
                                                                                        ------------
Finance (15.1%)
  State Bank of India Ltd. .................................   IND            646,650      4,679,037         1.9
    BANKS-REGIONAL
  Uniao Bancos Brasileiras "A" Preferred ...................   BRZL       155,867,458      3,956,070         1.6
    BANKS-MONEY CENTER
  ABSA Group Ltd. ..........................................   SAFR           631,687      3,742,844         1.5
    BANKS-REGIONAL
  Egyptian American Bank SAE-/- ............................   EGPT            72,790      2,344,266         1.0
    BANKS-MONEY CENTER
  Administradora de Fondos de Pensiones Provida S.A. -
   ADR{\/} .................................................   CHLE           114,258      1,913,822         0.8
    INVESTMENT MANAGEMENT
  Malayan Banking Bhd. .....................................   MAL            401,800      1,556,990         0.6
    BANKS-MONEY CENTER
  Banco LatinoAmericano de Exportaciones S.A. (Bladex)
   "E"{\/} .................................................   PAN             36,337      1,444,396         0.6
    OTHER FINANCIAL
  Global Menkul Degerler AS-/- .............................   TRKY        60,574,257      1,403,558         0.6
    SECURITIES BROKER
  Banco de A. Edwards - ADR{\/} ............................   CHLE            74,184      1,288,947         0.5
    BANKS-MONEY CENTER
  Credicorp Ltd. - ADR{\/} .................................   PERU            67,200      1,205,400         0.5
    BANKS-MONEY CENTER
  Aksigorta A.S. ...........................................   TRKY        14,655,000      1,138,555         0.5
    INSURANCE - MULTI-LINE
  Commercial International Bank ............................   EGPT                --             --         0.4
    BANKS-MONEY CENTER
    144A GDR{.} {\/} .......................................   --              37,000        804,750          --
    Common .................................................   --              14,000        323,853          --
  Liberty Life Association of Africa Ltd. ..................   SAFR            36,900        920,582         0.4
    INSURANCE-LIFE
  Banco Frances del Rio de la Plata S.A. - ADR{\/} .........   ARG             34,978        861,333         0.4
    BANKS-MONEY CENTER
  Turkiye Is Bankasi (Isbank) "C" ..........................   TRKY         8,527,300        825,208         0.3
    BANKS-MONEY CENTER
  Kookmin Bank - GDR-/- {\/} ...............................   KOR            100,650        644,160         0.3
    BANKS-MONEY CENTER
  BPI-SGPS S.A. ............................................   PORT            27,269        613,475         0.3
    BANKS-MONEY CENTER

    The accompanying notes are an integral part of the financial statements.

                                       F7

                        GT GLOBAL EMERGING MARKETS FUND

                                October 31, 1997

--------------------------------------------------------------------------------

                                                                                           VALUE         % OF NET
EQUITY INVESTMENTS                                            COUNTRY       SHARES        (NOTE 1)        ASSETS
------------------------------------------------------------  --------   ------------   ------------   -------------
Finance (Continued)
  Thai Farmers Bank Public Co., Ltd. - Foreign .............   THAI           205,700   $    562,861         0.2
    BANKS-REGIONAL
  SM Prime Holdings, Inc. ..................................   PHIL         2,860,800        505,326         0.2
    REAL ESTATE
  Yapi ve Kredi Bankasi AS .................................   TRKY        16,419,347        501,299         0.2
    BANKS-REGIONAL
  C.G. Smith Ltd. ..........................................   SAFR           109,100        476,320         0.2
    INVESTMENT MANAGEMENT
  Nedcor Ltd. ..............................................   SAFR            22,000        461,954         0.2
    BANKS-REGIONAL
  Bank Hapoalim Ltd. .......................................   ISRL           191,250        452,638         0.2
    BANKS-REGIONAL
  Metroplex Bhd. ...........................................   MAL          1,242,000        432,779         0.2
    REAL ESTATE
  JSC Kazkommertsbank Co. - GDR-/- {\/} ....................   KAZ             19,530        410,130         0.2
    BANKS-REGIONAL
  Muslim Commercial Bank Ltd.-/- ...........................   PAK            379,600        388,174         0.2
    BANKS-MONEY CENTER
  Bank Leumi Le - Israel ...................................   ISRL           242,645        372,565         0.2
    BANKS-REGIONAL
  Turkiye Garanti Bankasi AS ...............................   TRKY         6,533,800        338,410         0.1
    BANKS-REGIONAL
  Bank Slaski S.A. .........................................   POL              5,773        336,758         0.1
    BANKS-MONEY CENTER
  Belle Corp.-/- ...........................................   PHIL         3,542,000        322,917         0.1
    REAL ESTATE
  Ayala Land, Inc. "B" .....................................   PHIL           670,000        262,464         0.1
    REAL ESTATE
  Banco Santander Chile - ADR{\/} ..........................   CHLE            18,800        244,400         0.1
    BANKS-REGIONAL
  Land and House Public Co., Ltd. - Foreign ................   THAI           273,000        237,687         0.1
    REAL ESTATE
  Malaysian Assurance Alliance Bhd. ........................   MAL             79,100        142,565         0.1
    INSURANCE - MULTI-LINE
  Bangkok Bank Public Co., Ltd. - Foreign ..................   THAI            39,600        137,910         0.1
    BANKS-MONEY CENTER
  C & P Homes, Inc. ........................................   PHIL         1,487,000        112,266         0.1
    REAL ESTATE
  HDFC Bank Ltd. ...........................................   IND                500          1,118          --
    BANKS-MONEY CENTER
  Housing Development Finance Corp.-/- .....................   IND                  5            422          --
    OTHER FINANCIAL
                                                                                        ------------
                                                                                          36,368,209
                                                                                        ------------
Consumer Non-Durables (9.0%)
  South African Breweries Ltd. .............................   SAFR           158,112      4,207,554         1.7
    BEVERAGES - ALCOHOLIC
  Fomento Economico Mexicano, S.A. de C.V. "B" .............   MEX            530,710      3,749,927         1.5
    BEVERAGES - ALCOHOLIC

    The accompanying notes are an integral part of the financial statements.

                                       F8

                        GT GLOBAL EMERGING MARKETS FUND

                                October 31, 1997

--------------------------------------------------------------------------------

                                                                                           VALUE         % OF NET
EQUITY INVESTMENTS                                            COUNTRY       SHARES        (NOTE 1)        ASSETS
------------------------------------------------------------  --------   ------------   ------------   -------------
Consumer Non-Durables (Continued)
  Gruma S.A. "B"-/- ........................................   MEX            678,283   $  2,664,393         1.1
    FOOD
  Eastern Tobacco Co.-/- ...................................   EGPT            99,245      2,488,422         1.0
    TOBACCO
  Companhia Cervejaria Brahma Preferred ....................   BRZL         3,909,129      2,446,752         1.0
    BEVERAGES - ALCOHOLIC
  C.G. Smith Foods Ltd. ....................................   SAFR           123,000      1,764,449         0.7
    FOOD
  A-Ahram Beverages Co. S.A.E. - 144A GDR{.} -/- {\/} ......   EGPT            48,235      1,326,463         0.5
    BEVERAGES - ALCOHOLIC
  Embotelladora Andina S.A. "B" - ADR{\/} ..................   CHLE            51,047      1,046,464         0.4
    BEVERAGES - NON-ALCOHOLIC
  San Miguel Corp. "B" .....................................   PHIL           877,800        987,838         0.4
    BEVERAGES - ALCOHOLIC
  Compania Cervecerias Unidas S.A. ADR{\/} .................   CHLE            30,046        732,371         0.3
    BEVERAGES - ALCOHOLIC
  Graboplast Rt. (Australian Certificates) .................   HGRY            10,319        556,323         0.2
    OTHER CONSUMER GOODS
  Kuala Lumpur Kepong Bhd. .................................   MAL            108,000        259,537         0.1
    OTHER CONSUMER GOODS
  Zaklady Piwowarskie w Zywcu S.A. (Zywiec) ................   POL              3,416        255,218         0.1
    BEVERAGES - ALCOHOLIC
  La Tondena Distillers, Inc. ..............................   PHIL           149,400         91,513          --
    BEVERAGES - ALCOHOLIC
                                                                                        ------------
                                                                                          22,577,224
                                                                                        ------------
Technology (3.7%)
  Asustek Computer Inc. - Reg. S GDR-/- {c} {\/} ...........   TWN            695,564      8,503,270         3.5
    COMPUTERS & PERIPHERALS
  Clal Electronics Industries Ltd. .........................   ISRL             2,159        312,828         0.1
    SEMICONDUCTORS
  LG Information & Communication ...........................   KOR              1,956        112,470         0.1
    TELECOM TECHNOLOGY
                                                                                        ------------
                                                                                           8,928,568
                                                                                        ------------
Capital Goods (2.5%)
  New World Infrastructure Ltd.-/- .........................   HK             929,000      1,838,771         0.8
    CONSTRUCTION
  Cheung Kong Infrastructure Holdings ......................   HK             586,000      1,516,171         0.6
    CONSTRUCTION
  United Engineers Ltd. ....................................   MAL            318,000        754,641         0.3
    CONSTRUCTION
  Irkutskenergo - ADR-/- {\/} ..............................   RUS             48,200        650,700         0.3
    ELECTRICAL PLANT/EQUIPMENT
  Daewoo Heavy Industries ..................................   KOR             86,000        501,667         0.2
    INDUSTRIAL COMPONENTS
  Elektrim Spolka Akcyjna S.A. .............................   POL             45,830        431,961         0.2
    ELECTRICAL PLANT/EQUIPMENT
  ECI Telecommunications Ltd.{\/} ..........................   ISRL             9,100        251,388         0.1
    TELECOM EQUIPMENT

    The accompanying notes are an integral part of the financial statements.

                                       F9

                        GT GLOBAL EMERGING MARKETS FUND

                                October 31, 1997

--------------------------------------------------------------------------------

                                                                                           VALUE         % OF NET
EQUITY INVESTMENTS                                            COUNTRY       SHARES        (NOTE 1)        ASSETS
------------------------------------------------------------  --------   ------------   ------------   -------------
Capital Goods (Continued)
  Sungmi Telecom Electronics Co. ...........................   KOR                189   $      9,247          --
    TELECOM EQUIPMENT
  Gujarat Telephone Cables-/- ..............................   IND              6,200            853          --
    TELECOM EQUIPMENT
                                                                                        ------------
                                                                                           5,955,399
                                                                                        ------------
Consumer Durables (2.3%)
  Bajaj Auto Ltd. - GDR{\/} ................................   IND             81,000      1,441,800         0.6
    AUTO PARTS
  Arcelik AS ...............................................   TRKY         9,393,800      1,049,901         0.4
    APPLIANCES & HOUSEHOLD DURABLES
  Qingling Motors Co., Ltd.+X+ .............................   CHNA         1,475,000        963,616         0.4
    AUTOMOBILES
  Tata Engineering and Locomotive Co., Ltd. ................   IND            107,410        941,208         0.4
    AUTOMOBILES
  Samsung Electronics Co.: .................................   KOR                 --             --         0.3
    CONSUMER ELECTRONICS
    Common .................................................   --              14,801        586,279          --
    144A GDR{.} -/- {\/} ...................................   --               8,200        166,050          --
  PT Astra International, Inc. .............................   INDO           592,000        441,114         0.2
    AUTOMOBILES
                                                                                        ------------
                                                                                           5,589,968
                                                                                        ------------
Health Care (1.8%)
  Ranbaxy Laboratories Ltd. ................................   IND             75,000      1,460,918         0.6
    MEDICAL TECHNOLOGY & SUPPLIES
  Richter Gedeon Rt. - Reg S GDR{c} {\/} ...................   HGRY            14,046      1,306,278         0.5
    PHARMACEUTICALS
  Teva Pharmaceutical Industries Ltd. ......................   ISRL            16,640        774,717         0.3
    PHARMACEUTICALS
  Egypt International Pharmaceutical Industries Co.
   (EIPICO) ................................................   EGPT            10,000        723,529         0.3
    PHARMACEUTICALS
  PT Kalbe Farma ...........................................   INDO           524,000        321,114         0.1
    PHARMACEUTICALS
  Core Healthcare ..........................................   IND                 50             20          --
    PHARMACEUTICALS
                                                                                        ------------
                                                                                           4,586,576
                                                                                        ------------       -----

TOTAL EQUITY INVESTMENTS (cost $277,841,143) ...............                             243,493,543       100.2
                                                                                        ------------       -----

                                                                            NO. OF         VALUE         % OF NET
RIGHTS                                                        COUNTRY       RIGHTS        (NOTE 1)        ASSETS
------------------------------------------------------------  --------   ------------   ------------   -------------
  PT Matahari Putra Prima Rights, expire 12/3/97 ...........   INDO                --        123,565         0.1
    RETAILERS-APPAREL
  Telecomunicacoes de Sao Paulo S.A. (TELESP) Rights, expire
   11/12/97 ................................................   BRZL                --            224          --
    TELEPHONE NETWORKS
                                                                                        ------------       -----

TOTAL RIGHTS (cost $0) .....................................                                 123,789         0.1
                                                                                        ------------       -----

    The accompanying notes are an integral part of the financial statements.

                                      F10

                        GT GLOBAL EMERGING MARKETS FUND

                                October 31, 1997

--------------------------------------------------------------------------------

                                                                            NO. OF         VALUE         % OF NET
WARRANTS                                                      COUNTRY      WARRANTS       (NOTE 1)        ASSETS
------------------------------------------------------------  --------   ------------   ------------   -------------
  Belle Corp. Warrants, expire 2002 (cost $0) ..............   PHIL           708,400   $        131          --
    OIL
                                                                                        ------------       -----

TOTAL INVESTMENTS (cost $277,841,143)  * ...................                             243,617,463       100.3
Other Assets and Liabilities ...............................                                (716,414)       (0.3)
                                                                                        ------------       -----

NET ASSETS .................................................                            $242,901,049       100.0
                                                                                        ------------       -----
                                                                                        ------------       -----

--------------

        -/-  Non-income producing security.
       {\/}  U.S. currency denominated.
        +X+  Denominated in Hong Kong Dollars.
        {.} Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
        {c}  Security issued under Regulation S. Rule 144A and additional restrictions may apply in the resale of such securities.
          *  For Federal income tax purposes, cost is $279,135,649 and appreciation (depreciation) is as follows:

                 Unrealized appreciation:         $  17,948,897
                 Unrealized depreciation:           (53,467,083)
                                                  -------------
                 Net unrealized depreciation:     $ (35,518,186)
                                                  -------------
                                                  -------------

    Abbreviations:
    ADR--American Depository Receipt
    GDR--Global Depository Receipt

    The accompanying notes are an integral part of the financial statements.

                                      F11

                        GT GLOBAL EMERGING MARKETS FUND

                                October 31, 1997

--------------------------------------------------------------------------------
The Fund's Portfolio of Investments at October 31, 1997, was concentrated in the following countries:

                                               PERCENTAGE OF NET ASSETS {D}
                                        -------------------------------------------
                                                 FIXED INCOME,
                                                   RIGHTS &      SHORT-TERM
COUNTRY (COUNTRY CODE/CURRENCY CODE)    EQUITY     WARRANTS       & OTHER     TOTAL
--------------------------------------  ------   -------------   ----------   -----
Argentina (ARG/ARS) ..................    1.8                                   1.8
Brazil (BRZL/BRL) ....................   12.3                                  12.3
Chile (CHLE/CLP) .....................    6.4                                   6.4
China (CHNA/RMB) .....................    0.6                                   0.6
Egypt (EGPT/EGP) .....................    9.0                                   9.0
Hong Kong (HK/HKD) ...................    3.0                                   3.0
Hungary (HGRY/HUF) ...................    1.6                                   1.6
India (IND/INR) ......................    5.4                                   5.4
Indonesia (INDO/IDR) .................    3.7         0.1                       3.8
Ireland (IRE/IEP) ....................    0.6                                   0.6
Israel (ISRL/ILS) ....................    1.6                                   1.6
Kazakhstan (KAZ/KTS) .................    0.2                                   0.2
Korea (KOR/KRW) ......................    1.6                                   1.6
Malaysia (MAL/MYR) ...................    2.3                                   2.3
Mexico (MEX/MXN) .....................   10.7                                  10.7
Pakistan (PAK/PKR) ...................    1.2                                   1.2
Panama (PAN/PND) .....................    0.6                                   0.6
Peru (PERU/PES) ......................    1.4                                   1.4
Philippines (PHIL/PHP) ...............    1.3                                   1.3
Poland (POL/PLZ) .....................    0.5                                   0.5
Portugal (PORT/PTE) ..................    1.2                                   1.2
Romania (ROM/ROL) ....................    0.3                                   0.3
Russia (RUS/SUR) .....................    4.0                                   4.0
South Africa (SAFR/ZAR) ..............   15.4                                  15.4
Sri Lanka (SLNKA/LKR) ................    0.4                                   0.4
Taiwan (TWN/TWD) .....................    3.5                                   3.5
Thailand (THAI/THB) ..................    1.8                                   1.8
Turkey (TRKY/TRL) ....................    2.7                                   2.7
United Kingdom (UK/GBP) ..............    0.9                                   0.9
United States (US/USD) ...............                              (0.3)      (0.3)
Venezuela (VENZ/VEB) .................    2.9                                   2.9
Zimbabwe (ZBBW/ZWD) ..................    1.3                                   1.3
                                        ------      -----          -----      -----
Total  ...............................  100.2         0.1           (0.3)     100.0
                                        ------      -----          -----      -----
                                        ------      -----          -----      -----

--------------

{d}  Percentages indicated are based on net assets of $242,901,049.

    The accompanying notes are an integral part of the financial statements.

                                      F12

                        GT GLOBAL EMERGING MARKETS FUND

                              STATEMENT OF ASSETS
                                 AND LIABILITIES
                                October 31, 1997

--------------------------------------------------------------------------------

Assets:
  Investments in securities, at value (cost $277,841,143) (Note 1)..........................  $243,617,463
  U.S. currency.................................................................  $  136,655
  Foreign currencies (cost $10,678,505).........................................  10,060,667   10,197,322
                                                                                  ----------
  Receivable for securities sold............................................................    7,396,760
  Receivable for Fund shares sold...........................................................    1,950,008
  Dividends receivable......................................................................      337,748
                                                                                              -----------
    Total assets............................................................................  263,499,301
                                                                                              -----------
Liabilities:
  Payable for securities purchased..........................................................   12,193,150
  Payable for loan outstanding (Note 1).....................................................    6,184,000
  Payable for Fund shares repurchased.......................................................    1,396,848
  Payable for investment management and administration fees (Note 2)........................      246,040
  Payable for service and distribution expenses (Note 2)....................................      199,887
  Payable for printing and postage expenses.................................................      140,103
  Payable for transfer agent fees (Note 2)..................................................      104,492
  Payable for custodian fees (Note 1).......................................................       43,774
  Payable for professional fees.............................................................       42,768
  Payable for registration and filing fees..................................................       23,221
  Payable for fund accounting fees (Note 2).................................................        6,498
  Payable for Directors' fees and expenses (Note 2).........................................        4,348
  Other accrued expenses....................................................................       13,123
                                                                                              -----------
    Total liabilities.......................................................................   20,598,252
                                                                                              -----------
Net assets..................................................................................  $242,901,049
                                                                                              -----------
                                                                                              -----------
Class A:
Net asset value and redemption price per share ($113,318,585 DIVIDED BY 9,291,855 shares
 outstanding)...............................................................................  $     12.20
                                                                                              -----------
                                                                                              -----------
Maximum offering price per share (100/95.25 of $12.20) *....................................  $     12.81
                                                                                              -----------
                                                                                              -----------
Class B:+
Net asset value and offering price per share ($127,658,086 DIVIDED BY 10,694,937 shares
 outstanding)...............................................................................  $     11.94
                                                                                              -----------
                                                                                              -----------
Advisor Class:
Net asset value, offering price per share, and redemption price per share ($1,924,378
 DIVIDED BY 156,831 shares outstanding).....................................................  $     12.27
                                                                                              -----------
                                                                                              -----------
Net assets consist of:
  Paid in capital (Note 4)..................................................................  $289,238,339
  Accumulated net realized loss on investments and foreign currency transactions............  (11,492,948)
  Net unrealized depreciation on translation of assets and liabilities in foreign
   currencies...............................................................................     (620,662)
  Net unrealized depreciation of investments................................................  (34,223,680)
                                                                                              -----------
Total -- representing net assets applicable to capital shares outstanding...................  $242,901,049
                                                                                              -----------
                                                                                              -----------

--------------
   * On sales of $50,000 or more, the offering price is reduced.
   + Redemption price per share is equal to the net asset value per share less any applicable contingent deferred sales charge.

    The accompanying notes are an integral part of the financial statements.

                                      F13

                        GT GLOBAL EMERGING MARKETS FUND

                            STATEMENT OF OPERATIONS

                          Year ended October 31, 1997

--------------------------------------------------------------------------------

Investment income: (Note 1)
  Dividend income (net of foreign withholding tax of $260,697)..............................  $ 7,205,935
  Interest income...........................................................................    1,168,490
                                                                                              -----------
    Total investment income.................................................................    8,374,425
                                                                                              -----------
Expenses:
  Investment management and administration fees (Note 2)....................................    3,907,922
  Service and distribution expenses: (Note 2)
    Class A....................................................................  $   977,082
    Class B....................................................................    2,022,092    2,999,174
                                                                                 -----------
  Transfer agent fees (Note 2)..............................................................    1,516,844
  Custodian fees (Note 1)...................................................................      349,533
  Printing and postage expenses.............................................................      237,674
  Registration and filing fees..............................................................      113,378
  Fund accounting fees (Note 2).............................................................      103,144
  Audit fees................................................................................       72,348
  Legal fees................................................................................       35,687
  Amortization of organization costs (Note 1)...............................................       16,342
  Directors' fees and expenses (Note 2).....................................................       13,636
  Other expenses (Note 1)...................................................................      385,661
                                                                                              -----------
    Total expenses before reductions........................................................    9,751,343
                                                                                              -----------
      Expense reductions (Notes 1 & 5)......................................................     (326,286)
                                                                                              -----------
    Total net expenses......................................................................    9,425,057
                                                                                              -----------
Net investment loss.........................................................................   (1,050,632)
                                                                                              -----------
Net realized and unrealized gain (loss) on investments and foreign currencies:
  (Note 1)
  Net realized gain on investments.............................................   29,128,765
  Net realized loss on foreign currency transactions...........................   (3,014,870)
                                                                                 -----------
    Net realized gain during the year.......................................................   26,113,895
  Net change in unrealized depreciation on translation of assets and
   liabilities in foreign currencies...........................................     (282,179)
  Net change in unrealized depreciation of investments.........................  (52,070,476)
                                                                                 -----------
    Net unrealized depreciation during the year.............................................  (52,352,655)
                                                                                              -----------
Net realized and unrealized loss on investments and foreign currencies......................  (26,238,760)
                                                                                              -----------
Net decrease in net assets resulting from operations........................................  $(27,289,392)
                                                                                              -----------
                                                                                              -----------

    The accompanying notes are an integral part of the financial statements.

                                      F14

                        GT GLOBAL EMERGING MARKETS FUND

                      STATEMENTS OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------

                                                                               YEAR ENDED      YEAR ENDED
                                                                              OCTOBER 31,     OCTOBER 31,
                                                                                  1997            1996
                                                                             --------------  --------------
Decrease in net assets
Operations:
  Net investment income (loss).............................................  $   (1,050,632) $    2,628,437
  Net realized gain (loss) on investments and foreign currency
   transactions............................................................      26,113,895      (5,528,958)
  Net change in unrealized appreciation (depreciation) on translation of
   assets and liabilities in foreign currencies............................        (282,179)         31,246
  Net change in unrealized appreciation (depreciation) of investments......     (52,070,476)     22,530,391
                                                                             --------------  --------------
    Net increase (decrease) in net assets resulting from operations........     (27,289,392)     19,661,116
                                                                             --------------  --------------
Class A:
Distributions to shareholders: (Note 1)
  From net investment income...............................................         (37,319)             --
  In excess of net investment income.......................................        (104,807)             --
Advisor Class:
Distributions to shareholders: (Note 1)
  From net investment income...............................................          (4,161)             --
  In excess of net investment income.......................................         (11,686)             --
                                                                             --------------  --------------
    Total distributions....................................................        (157,973)             --
                                                                             --------------  --------------
Capital share transactions: (Note 4)
  Increase from capital shares sold and reinvested.........................   1,140,272,411   1,443,673,824
  Decrease from capital shares repurchased.................................  (1,314,030,266) (1,499,221,358)
                                                                             --------------  --------------
    Net decrease from capital share transactions...........................    (173,757,855)    (55,547,534)
                                                                             --------------  --------------
Total decrease in net assets...............................................    (201,205,220)    (35,886,418)
Net assets:
  Beginning of year........................................................     444,106,269     479,992,687
                                                                             --------------  --------------
  End of year *............................................................  $  242,901,049  $  444,106,269
                                                                             --------------  --------------
                                                                             --------------  --------------
  * Includes undistributed net investment income of........................  $           --  $       41,480
                                                                             --------------  --------------
                                                                             --------------  --------------

    The accompanying notes are an integral part of the financial statements.

                                      F15

                        GT GLOBAL EMERGING MARKETS FUND

                              FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------
Contained below is per share operating performance data for a share outstanding throughout each period, total investment return, ratios and supplemental data. This information has been derived from information provided in the financial statements.


                                                                   CLASS A+
                                          ----------------------------------------------------------
                                                            YEAR ENDED OCTOBER 31,
                                          ----------------------------------------------------------
                                           1997 (D)    1996 (D)    1995 (D)      1994        1993
                                          ----------  ----------  ----------  ----------  ----------
Per Share Operating Performance:
Net asset value, beginning of period....  $   14.26   $   13.85   $   18.81   $   14.42   $   11.10
                                          ----------  ----------  ----------  ----------  ----------
Income from investment operations:
  Net investment income (loss)..........         --        0.11        0.13       (0.02)       0.02*
  Net realized and unrealized gain
   (loss) on investments................      (2.05)       0.30       (4.32)       4.68        3.38
                                          ----------  ----------  ----------  ----------  ----------
    Net increase (decrease) from
     investment operations..............      (2.05)       0.41       (4.19)       4.66        3.40
                                          ----------  ----------  ----------  ----------  ----------
Distributions to shareholders:
  From net investment income............         --          --          --       (0.01)      (0.08)
  From net realized gain on
   investments..........................         --          --       (0.77)      (0.26)         --
  In excess of net investment income....      (0.01)         --          --          --          --
                                          ----------  ----------  ----------  ----------  ----------
    Total distributions.................      (0.01)         --       (0.77)      (0.27)      (0.08)
                                          ----------  ----------  ----------  ----------  ----------
Net asset value, end of period..........  $   12.20   $   14.26   $   13.85   $   18.81   $   14.42
                                          ----------  ----------  ----------  ----------  ----------
                                          ----------  ----------  ----------  ----------  ----------

Total investment return (c).............     (14.45)%      2.96%     (23.04)%     32.58%      30.90%
Ratios and supplemental data:
Net assets, end of period (in 000's)....  $ 113,319   $ 224,964   $ 252,457   $ 417,322   $ 187,808
Ratio of net investment income (loss) to
 average net assets.....................      (0.01)%      0.76%       0.89%      (0.11)%       0.1%*
Ratio of expenses to average net assets:
  With expense reductions (Notes 1 &
   5)...................................       2.10%       1.96%       2.12%       2.06%        2.4%*
  Without expense reductions............       2.18%       2.08%       2.14%        N/A         N/A
Portfolio turnover rate++++.............        150%        104%        114%        100%         99%
Average commission rate per share paid
 on portfolio transactions++++..........  $  0.0015   $  0.0040         N/A         N/A         N/A

----------------

  + All capital shares issued and outstanding as of March 31, 1993, were reclassified as Class A shares.
 ++  Commencing April 1, 1993, the Fund began offering Class B shares.
+++ Commencing June 1, 1995, the Fund began offering Advisor Class shares. ++++ Portfolio turnover rate and average commission rate are calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
 (a) Annualized
 (b) Not annualized
 (c) Total investment return does not include sales charges.
 (d) These selected per share data were calculated based upon average shares outstanding during the period.
  * Includes reimbursement by Chancellor LGT Asset Management, Inc. of Fund operating expenses of $0.02 for the year ended October 31, 1993. Without such reimbursements, the expense ratios would have been 2.61% and the ratio of net investment income to average net assets would have been 0.36% (See Note 2).
 * * Includes reimbursement by Chancellor LGT Asset Management, Inc. of Fund operating expenses of $0.02. Without such reimbursements, the expense ratio would have been 3.63% and the ratio of net investment income to average net assets would have been (0.76%) (see Note 2).
N/A  Not Applicable.

    The accompanying notes are an integral part of the financial statements.

                                      F16

                        GT GLOBAL EMERGING MARKETS FUND

--------------------------------------------------------------------------------
Contained below is per share operating performance data for a share outstanding throughout each period, total investment return, ratios and supplemental data. This information has been derived from information provided in the financial statements.

                                                                   CLASS B++
                                          -----------------------------------------------------------
                                                                                           APRIL 1,
                                                                                             1993
                                                      YEAR ENDED OCTOBER 31,                  TO
                                          ----------------------------------------------  OCTOBER 31,
                                           1997 (D)    1996 (D)    1995 (D)      1994        1993
                                          ----------  ----------  ----------  ----------  -----------
Per Share Operating Performance:
Net asset value, beginning of period....  $   14.02   $   13.68   $   18.68   $   14.39    $   11.47
                                          ----------  ----------  ----------  ----------  -----------
Income from investment operations:
  Net investment income (loss)..........      (0.08)       0.04        0.06       (0.12)        0.00**
  Net realized and unrealized gain
   (loss) on investments................      (2.00)       0.30       (4.29)       4.67         2.92
                                          ----------  ----------  ----------  ----------  -----------
    Net increase (decrease) from
     investment operations..............      (2.08)       0.34       (4.23)       4.55         2.92
                                          ----------  ----------  ----------  ----------  -----------
Distributions to shareholders:
  From net investment income............         --          --          --          --           --
  From net realized gain on
   investments..........................         --          --       (0.77)      (0.26)          --
  In excess of net investment income....         --          --          --          --           --
                                          ----------  ----------  ----------  ----------  -----------
    Total distributions.................         --          --       (0.77)      (0.26)          --
                                          ----------  ----------  ----------  ----------  -----------
Net asset value, end of period..........  $   11.94   $   14.02   $   13.68   $   18.68    $   14.39
                                          ----------  ----------  ----------  ----------  -----------
                                          ----------  ----------  ----------  ----------  -----------

Total investment return (c).............     (14.91)%      2.49%     (23.37)%     31.77%        25.5%(b)
Ratios and supplemental data:
Net assets, end of period (in 000's)....  $ 127,658   $ 216,004   $ 225,861   $ 291,289    $  32,318
Ratio of net investment income (loss) to
 average net assets.....................      (0.51)%      0.26%       0.39%      (0.61)%       (0.4)%**(a)
Ratio of expenses to average net assets:
  With expense reductions (Notes 1 &
   5)...................................       2.60%       2.46%       2.62%       2.56%         2.9%**(a)
  Without expense reductions............       2.68%       2.58%       2.64%        N/A          N/A
Portfolio turnover rate++++.............        150%        104%        114%        100%          99%
Average commission rate per share paid
 on portfolio transactions++++..........  $  0.0015   $  0.0040         N/A         N/A          N/A


                                                      ADVISOR CLASS+++
                                          ----------------------------------------
                                             YEAR                    JUNE 1, 1995
                                             ENDED      YEAR ENDED        TO
                                          OCTOBER 31,   OCTOBER 31,   OCTOBER 31,
                                           1997 (D)      1996 (D)        1995
                                          -----------   -----------  -------------
Per Share Operating Performance:
Net asset value, beginning of period....   $ 14.38       $   13.88     $   14.71
                                          -----------   -----------  -------------
Income from investment operations:
  Net investment income (loss)..........      0.05            0.18          0.08
  Net realized and unrealized gain
   (loss) on investments................     (2.05)           0.32         (0.91)
                                          -----------   -----------  -------------
    Net increase (decrease) from
     investment operations..............     (2.00)           0.50         (0.83)
                                          -----------   -----------  -------------
Distributions to shareholders:
  From net investment income............     (0.03)             --            --
  From net realized gain on
   investments..........................        --              --            --
  In excess of net investment income....     (0.08)             --            --
                                          -----------   -----------  -------------
    Total distributions.................     (0.11)             --            --
                                          -----------   -----------  -------------
Net asset value, end of period..........   $ 12.27       $   14.38     $   13.88
                                          -----------   -----------  -------------
                                          -----------   -----------  -------------
Total investment return (c).............    (14.05)%          3.60%        (5.71)%(b)
Ratios and supplemental data:
Net assets, end of period (in 000's)....   $ 1,924       $   3,139     $   1,675
Ratio of net investment income (loss) to
 average net assets.....................      0.49%           1.26%         1.39%(a)
Ratio of expenses to average net assets:
  With expense reductions (Notes 1 &
   5)...................................      1.60%           1.46%         1.62%(a)
  Without expense reductions............      1.68%           1.58%         1.64%(a)
Portfolio turnover rate++++.............       150%            104%          114%
Average commission rate per share paid
 on portfolio transactions++++..........   $0.0015       $  0.0040           N/A

----------------

  + All capital shares issued and outstanding as of March 31, 1993, were reclassified as Class A shares.
 ++  Commencing April 1, 1993, the Fund began offering Class B shares.
+++ Commencing June 1, 1995, the Fund began offering Advisor Class shares. ++++ Portfolio turnover rate and average commission rate are calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
 (a) Annualized
 (b) Not annualized
 (c) Total investment return does not include sales charges.
 (d) These selected per share data were calculated based upon average shares outstanding during the period.
  * Includes reimbursement by Chancellor LGT Asset Management, Inc. of Fund operating expenses of $0.02 for the year ended October 31, 1993. Without such reimbursements, the expense ratios would have been 2.61% and the ratio of net investment income to average net assets would have been 0.36% (See Note 2).
 * * Includes reimbursement by Chancellor LGT Asset Management, Inc. of Fund operating expenses of $0.02. Without such reimbursements, the expense ratio would have been 3.63% and the ratio of net investment income to average net assets would have been (0.76%) (see Note 2).
N/A  Not Applicable.

    The accompanying notes are an integral part of the financial statements.

                                      F17

                        GT GLOBAL EMERGING MARKETS FUND

                                    NOTES TO
                              FINANCIAL STATEMENTS
                                October 31, 1997

--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES
GT Global Emerging Markets Fund ("Fund") is a separate series of G.T. Investment Funds, Inc. ("Company"). The Company is organized as a Maryland corporation and is registered under the Investment Company Act of 1940, as amended ("1940 Act"), as a diversified, open-end management investment company. The Company has thirteen series of shares in operation, each series corresponding to a distinct portfolio of investments.

The Fund offers Class A, Class B, and Advisor Class shares, each of which has equal rights as to assets and voting privileges. Class A and Class B each has exclusive voting rights with respect to its distribution plan. Investment income, realized and unrealized capital gains and losses, and the common expenses of the Fund are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its respective service and distribution expenses, and may differ in its transfer agent, registration, and certain other class-specific fees and expenses.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies in conformity with generally accepted accounting principles consistently followed by the Funds in the preparation of the financial statements.

(A) PORTFOLIO VALUATION
The Fund calculates the net asset value of and completes orders to purchase, exchange or repurchase Fund shares on each business day, with the exception of those days on which the New York Stock Exchange is closed.

Equity securities are valued at the last sale price on the exchange on which such securities are traded, or in the principal over-the-counter market in which such securities are traded, as of the close of business on the day the securities are being valued, or, lacking any sales, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange determined by Chancellor LGT Asset Management, Inc. (the "Manager") to be the primary market.

Fixed income investments are valued at the mean of representative quoted bid and ask prices for such investments or, if such prices are not available, at prices for investments of comparative maturity, quality and type; however, when GT Capital deems it appropriate, prices obtained for the day of valuation from a bond pricing service will be used. Short-term investments are valued at amortized cost adjusted for foreign exchange translation and market fluctuation, if any.

Investments for which market quotations are not readily available (including restricted securities which are subject to limitations on their sale) are valued at fair value as determined in good faith by or under the direction of the Company's Board of Directors.

Portfolio securities which are primarily traded on foreign exchanges are generally valued at the preceding closing values of such securities on their respective exchanges, and those values are then translated into U.S. dollars at the current exchange rates, except that when an occurrence subsequent to the time a value was so established is likely to have materially changed such value, then the fair value of those securities will be determined by consideration of other factors by or under the direction of the Company's Board of Directors.

(B) FOREIGN CURRENCY TRANSLATION
The accounting records are maintained in U.S. dollars. The market values of foreign securities, currency holdings, and other assets and liabilities are recorded in the books and records of the Fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, forward foreign currency contracts, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities other than investments in securities at year end, resulting from changes in exchange rates.

(C) REPURCHASE AGREEMENTS
With respect to repurchase agreements entered into by the Fund, it is the Fund's policy to always receive, as collateral, U.S. government securities or other high quality debt securities of which the value, including accrued interest, is at least equal to the amount to be repaid to the Fund under each agreement at its maturity.

(D) FORWARD FOREIGN CURRENCY CONTRACTS
A forward foreign currency contract ("Forward Contract") is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of the Forward Contract

                                      F18

                        GT GLOBAL EMERGING MARKETS FUND

fluctuates with changes in currency exchange rates. The Forward Contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the Forward Contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The Fund could be exposed to risk if a counterparty is unable to meet the terms of the contract or if the value of the currency changes unfavorably. The Fund may enter into Forwards Contracts in connection with planned purchases or sales of securities, or to hedge against adverse fluctuations in exchange rates between currencies.

(E) OPTION ACCOUNTING PRINCIPLES
When the Fund writes a call or put option, an amount equal to the premium received is included in the Fund's "Statement of Assets and Liabilities" as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option. The current market value of an option listed on a traded exchange is valued at its last bid price, or, in the case of an over-the-counter option, is valued at the average of the last bid prices obtained from brokers. If an option expires on its stipulated expiration date or if the Fund enters into a closing purchase transaction, a gain or loss is realized without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written call option is exercised, a gain or loss is realized from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. If a written put option is exercised, the cost of the underlying security purchased would be decreased by the premium originally received. The Fund can write options only on a covered basis, which, for a call, requires that the Fund hold the underlying securities and, for a put, requires the Fund to set aside cash, U.S. government securities, or other liquid, high grade debt securities in an amount not less than the exercise price or otherwise provide adequate cover at all times while the put option is outstanding. The Fund may use options to manage its exposure to the stock market and to fluctuations in currency values or interest rates.

The premium paid by the Fund for the purchase of a call or put option is included in the Fund's "Statement of Assets and Liabilities" as an investment and subsequently "marked-to-market" to reflect the current market value of the option. If an option which the Fund has purchased expires on the stipulated expiration date, the Fund would realize a loss in the amount of the cost of the option. If the Fund enters into a closing sale transaction, the Fund would realize a gain or loss, depending on whether proceeds from the closing sale transaction are greater or less than the cost of the option. If the Fund exercises a call option, the cost of the securities acquired by exercising the call is increased by the premium paid to buy the call. If the Fund exercises a put option, it realizes a gain or loss from the sale of the underlying security, and the proceeds from such sale are decreased by the premium originally paid.

The risk associated with purchasing options is limited to the premium originally paid. The risk in writing a call option is that the Fund may forego the opportunity of profit if the market value of the underlying security or index increases and the option is exercised. The risk in writing a put option is that the fund may incur a loss if the market value of the underlying security or index decreases and the option is exercised. In addition, there is the risk the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(F) FUTURES CONTRACTS
A futures contract is an agreement between two parties to buy and sell a security at a set price on a future date. Upon entering into such a contract the Fund is required to pledge to the broker an amount of cash or securities equal to the minimum "initial margin" requirements of the exchange on which the contract is traded. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as "variation margin" and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The potential risk to the Fund is that the change in value of the underlying securities may not correlate to the change in value of the contracts. The Fund may use futures contracts to manage its exposure to the stock market and to fluctuations in currency values or interest rates.

(G) SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME
Security transactions are accounted for on the trade date (date the order to buy or sell is executed). The cost of securities sold is determined on a first-in, first-out basis, unless otherwise specified. Dividends are recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Where a high level of uncertainty exists as to its collection, income is recorded net of all withholding tax with any rebate recorded when received. The Fund may trade securities on other than normal settlement terms. This may increase the risk if the other party to the transaction fails to deliver and causes the Fund to subsequently invest at less advantageous prices.

(H) PORTFOLIO SECURITIES LOANED
At October 31, 1997, stocks with an aggregate value of approximately $17,629,705 were on loan to brokers. The loans were secured by cash collateral of $18,687,600 received by the Fund. For international securities, cash collateral is received by the Fund against loaned securities in an amount at least equal to 105% of the market value of the loaned securities at the inception of each loan. This collateral must be maintained at not less than 103% of the market value of the loaned securities during the period of the loan. For domestic securities, cash collateral is received by the Fund against loaned securities in the amount at least equal to 102% of the market value of the loaned securities at the inception of each loan. This collateral must be maintained at not less than 100% of the market value of the loaned securities during the period of each loan. For the year ended October 31, 1997, the Fund received fees of $186,729 which were used to reduce the Fund's custodian and administrative expenses.

                                      F19

                        GT GLOBAL EMERGING MARKETS FUND

(I) TAXES
It is the policy of the Fund to meet the requirements for qualification as a "regulated investment company" under the Internal Revenue Code of 1986, as amended ("Code"). It is also the intention of the Fund to make distributions sufficient to avoid imposition of any excise tax under Section 4982 of the Code. Therefore, no provision has been made for Federal taxes on income, capital gains, or unrealized appreciation of securities held, and excise tax on income and capital gains. The Fund currently has a capital loss carryforward of $10,198,442, of which $5,776,568 expires in 2003 and $4,421,874 expires in 2004.

(J) DISTRIBUTIONS TO SHAREHOLDERS
Distributions to shareholders are recorded by the Fund on the ex-date. Income and capital gain distributions are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund and timing differences.

(K) DEFERRED ORGANIZATIONAL EXPENSES
Expenses incurred by the Fund in connection with its organization, its initial registration with the Securities and Exchange Commission and with various states and the initial public offering of its shares aggregated $150,006. These expenses were being amortized on a straightline basis over a five-year period.

(L) FOREIGN SECURITIES
There are certain additional considerations and risks associated with investing in foreign securities and currency transactions that are not inherent in investments of domestic origin. The Fund's investments in emerging market countries may involve greater risks than investments in more developed markets and the prices of such investments may be volatile. These risks of investing in foreign and emerging markets may include foreign currency exchange rate fluctuations, perceived credit risk, adverse political and economic developments and possible adverse foreign government intervention.

(M) INDEXED SECURITIES
The Fund may invest in indexed securities whose value is linked either directly or indirectly to changes in foreign currencies, interest rates, equities, indices, or other reference instruments. Indexed securities may be more volatile than the reference instrument itself, but any loss is limited to the amount of the original investment.

(N) RESTRICTED SECURITIES
The Fund is permitted to invest in privately placed restricted securities. These securities may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult.

(O) LINE OF CREDIT
The Fund, along with certain other funds ("GT Funds") advised or administered by the Manager, has a line of credit with each of BankBoston and State Street Bank & Trust Company. The arrangements with the banks allow the Fund and the GT Funds to borrow an aggregate maximum amount of $200,000,000. The Fund is limited to borrowing up to 33 1/3% of the value of each Fund's total assets. On October 31, 1997, the Fund had $6,184,000 in loans outstanding.

For the year ended October 31, 1997, the weighted average outstanding daily balance of bank loans (based on the number of days the loans were outstanding) for the Fund was $9,375,490 with a weighted average interest rate of 6.37%. Interest expense for the Fund for the year ended October 31, 1997 was $165,714, included in "Other Expenses" on the Statement of Operations.

2. RELATED PARTIES
Chancellor LGT Asset Management, Inc. is the Fund's investment manager and administrator. Fund pays investment management and administration fees to the Manager at the annualized rate of 0.975% on the first $500 million of average daily net assets of the Fund; 0.95% on the next $500 million; 0.925% on the next $500 million and 0.90% on amounts thereafter. These fees are computed daily and paid monthly.

GT Global, Inc. ("GT Global"), an affiliate of the Manager, serves as the Fund's distributor. The Fund offers Class A, Class B, and Advisor Class shares for purchase.

Class A shares are subject to initial sales charges imposed at the time of purchase, in accordance with the schedule included in the Fund's current prospectus. GT Global collects the sales charges imposed on sales of Class A shares, and reallows a portion of such charges to dealers through which the sales are made. For the year ended October 31, 1997, GT Global retained $39,500 of such sales charges. Purchases of Class A shares exceeding $500,000 may be subject to a contingent deferred sales charge ("CDSC") upon redemption, in accordance with the Fund's current prospectus. GT Global collected CDSCs in the amount of $13,158 for the year ended October 31, 1997. GT Global also makes ongoing shareholder servicing and trail commission payments to dealers whose clients hold Class A shares.

Class B shares are not subject to initial sales charges. When Class B shares are sold, GT Global, from its own resources, pays commissions to dealers through which the sales are made. Certain redemptions of Class B shares made within six years of purchase are subject to CDSCs, in accordance with the Fund's current prospectus. For the year ended October 31, 1997, GT Global collected CDSCs in the amount of $1,581,636. In addition, GT Global makes ongoing shareholder servicing and trail commission payments to dealers whose clients hold Class B shares.

Pursuant to Rule 12b-1 under the 1940 Act, the Company's Board of Directors has adopted separate distribution plans with respect to the Fund's Class A shares ("Class A Plan") and Class B shares ("Class B Plan"), pursuant to which the Fund reimburses GT Global for a portion of its shareholder servicing and distribution expenses. Under the Class A Plan, the Fund may pay GT Global a service fee at the annualized rate of up to 0.25% of the average daily net assets of the Fund's Class A shares for GT Global's expenditures incurred in servicing and maintaining shareholder accounts, and may pay GT

                                      F20

                        GT GLOBAL EMERGING MARKETS FUND

Global a distribution fee at the annualized rate of up to 0.50% of the average daily net assets of the Fund's Class A shares, less any amounts paid by the Fund as the aforementioned service fee, for GT Global's expenditures incurred in providing services as distributor. All expenses for which GT Global is reimbursed under the Class A Plan will have been incurred within one year of such reimbursement.

Pursuant to the Fund's Class B Plan, the Fund may pay GT Global a service fee at the annualized rate of up to 0.25% of the average daily net assets of the Fund's Class B shares for GT Global's expenditures incurred in servicing and maintaining shareholder accounts, and may pay GT Global a distribution fee at the annualized rate of up to 0.75% of the average daily net assets of the Fund's Class B shares for GT Global's expenditures incurred in providing services as distributor. Expenses incurred under the Class B Plan in excess of 1.00% annually may be carried forward for reimbursement in subsequent years as long as that Plan continues in effect.

The Manager and GT Global voluntarily have undertaken to limit the Fund's expenses (exclusive of brokerage commissions, taxes, interest, and extraordinary expenses) to the maximum annual rate of 2.40% 2.90%, and 1.90% of the average daily net assets of the Fund's Class A, Class B and Advisor Class shares, respectively. If necessary, this limitation will be effected by waivers by the Manager of investment management and administration fees, waivers by GT Global of payments under the Class A Plan and/or Class B Plan and/ or reimbursements by the Manager or GT Global of portions of the Fund's other operating expenses.

Effective November 1, 1997, the Manager and GT Global have undertaken to limit each Fund's expenses (exclusive of brokerage commissions, taxes, interest, and extraordinary expenses) to the annual rate of 2.00%, 2.50% and 1.50% of the average daily net assets of the Fund's Class A, Class B and Advisor Class shares, respectively. This undertaking may be changed or eliminated in the future.

GT Global Investor Services, Inc. ("GT Services"), an affiliate of the Manager and LGT and GT Global, is the transfer agent of the Fund. For performing shareholder servicing, reporting, and general transfer agent services, GT Services receives an annual maintenance fee of $17.50 per account, a new account fee of $4.00 per account, a per transaction fee of $1.75 for all transactions other than exchanges and per exchange fee of $2.25. GT Services also is reimbursed by the Fund for its out-of-pocket expenses for such items as postage, forms, telephone charges, stationery and office supplies.

The Manager is the pricing and accounting agent for the Fund. The monthly fee for these services to the Manager is a percentage, not to exceed 0.03% annually, of the Fund's average daily net assets. The annual fee rate is derived by applying 0.03% to the first $5 billion of assets of all registered mutual funds advised by the Manager and 0.02% to the assets in excess of $5 billion and allocating the result according to the Fund's average daily net assets.

The Company pays each of its Directors who is not an employee, officer or director of the Manager, GT Global or GT Services $5,000 per year plus $300 for each meeting of the board or any committee thereof attended by the Director.

3. PURCHASES AND SALES OF SECURITIES
For the period then ended October 31, 1997, purchases and sales of investment securities by the Fund, other than short-term investments, aggregated $551,048,488 and $663,636,335 respectively. There were no purchases or sales of U.S. government obligations by the Fund for the year ended October 31, 1997.

4. CAPITAL SHARES
At October 31, 1997, there were 6,000,000,000 shares of the Company's common stock authorized, at $0.0001 par value. Of this amount, 200,000,000 were classified as shares of the Fund; 400,000,000 were classified as shares of GT Global Government Income Fund; 200,000,000 were classified as shares of GT Global Developing Markets Fund; 200,000,000 were classified as shares of GT Global Health Care Fund; 200,000,000 were classified as shares of GT Global Strategic Income Fund; 200,000,000 were classified as shares of GT Global Emerging Markets Fund; 200,000,000 were classified as shares of GT Global Currency Fund (inactive); 200,000,000 were classified as shares of GT Global Growth & Income Fund; 200,000,000 were classified as shares of GT Global Small Companies Fund (inactive); 200,000,000 were classified as shares of GT Global Latin America Growth Fund; 400,000,000 were classified as shares of GT Global Telecommunications Fund; 200,000,000 were classified as shares of GT Global High Income Fund; 200,000,000 were classified as shares of GT Global Financial Services Fund; 200,000,000 were classified as shares of GT Global Natural Resources Fund; 200,000,000 were classified as shares of GT Global Infrastructure Fund; and 200,000,000 were classified as shares of GT Global Consumer Products and Services Fund. The shares of each of the foregoing series of the Company were divided equally into two classes, designated Class A and Class B common stock. With respect to the issuance of Advisor Class shares, 100,000,000 shares were classified as shares of each of the fifteen series of the Company and designated as Advisor Class common stock. 1,100,000,000 shares remain unclassified. Transactions in capital shares of the Fund were as follows:

                                      F21

                        GT GLOBAL EMERGING MARKETS FUND

                           CAPITAL SHARE TRANSACTIONS

                                                  YEAR ENDED                  YEAR ENDED
                                               OCTOBER 31, 1997            OCTOBER 31, 1996
                                          --------------------------  --------------------------
CLASS A                                     SHARES        AMOUNT        SHARES        AMOUNT
----------------------------------------  -----------  -------------  -----------  -------------
Shares sold.............................   57,294,454  $ 859,844,827   75,574,030  $1,106,260,084
Shares issued in connection with
  reinvestment of distributions.........        8,654        123,333           --             --
                                          -----------  -------------  -----------  -------------
                                           57,303,108    859,968,160   75,574,030  1,106,260,084
Shares repurchased......................  (63,783,507)  (962,241,730) (78,034,654) (1,146,692,253)
                                          -----------  -------------  -----------  -------------
Net decrease............................   (6,480,399) $(102,273,570)  (2,460,624) $ (40,432,169)
                                          -----------  -------------  -----------  -------------
                                          -----------  -------------  -----------  -------------

                                                  YEAR ENDED                  YEAR ENDED
                                               OCTOBER 31, 1997            OCTOBER 31, 1996
                                          --------------------------  --------------------------
CLASS B                                     SHARES        AMOUNT        SHARES        AMOUNT
----------------------------------------  -----------  -------------  -----------  -------------
Shares sold.............................   16,394,355  $ 245,887,976   22,439,885  $ 323,192,109
Shares repurchased......................  (21,109,926)  (316,251,415) (23,539,619)  (339,644,019)
                                          -----------  -------------  -----------  -------------
Net decrease............................   (4,715,571) $ (70,363,439)  (1,099,734) $ (16,451,910)
                                          -----------  -------------  -----------  -------------
                                          -----------  -------------  -----------  -------------

                                                  YEAR ENDED                  YEAR ENDED
                                               OCTOBER 31, 1997            OCTOBER 31, 1996
                                          --------------------------  --------------------------
ADVISOR CLASS                               SHARES        AMOUNT        SHARES        AMOUNT
----------------------------------------  -----------  -------------  -----------  -------------
Shares sold.............................    2,213,447  $  34,400,471      966,362  $  14,221,631
Shares issued in connection with
  reinvestment of distributions.........        1,106         15,804           --             --
                                          -----------  -------------  -----------  -------------
                                            2,214,553     34,416,275      966,362     14,221,631
Shares repurchased......................   (2,275,943)   (35,537,121)    (868,859)   (12,885,086)
                                          -----------  -------------  -----------  -------------
Net increase (decrease).................      (61,390) $  (1,120,846)      97,503  $   1,336,545
                                          -----------  -------------  -----------  -------------
                                          -----------  -------------  -----------  -------------

5. EXPENSE REDUCTIONS
The Manager has directed certain portfolio trades to brokers who paid a portion of the Fund's expenses. For the year ended October 31, 1997, the Fund's expenses were reduced by $139,557 under these arrangements.

6. HOLDINGS OF 5% VOTING SECURITIES OF PORTFOLIO COMPANIES
Investments of 5% or more of an issuer's outstanding voting securities by the Fund are defined in the Investment Company Act of 1940 as an affiliated company. There were no investments in affiliated companies at October 31, 1997.

Transactions during the period with companies that are or were affiliates are as follows:

                                                                                                                  NET
                                                                                            PURCHASES  SALES    REALIZED  DIVIDEND
                                                                                              COST    PROCEEDS    GAIN     INCOME
                                                                                            --------  --------  --------  --------
Sun Brewing Ltd. - 144A GDR...............................................................        --        --        --        --

                                      F22

                        GT GLOBAL EMERGING MARKETS FUND

                                     NOTES

--------------------------------------------------------------------------------

                        GT GLOBAL EMERGING MARKETS FUND

                                GT GLOBAL FUNDS

  GT GLOBAL OFFERS A BROAD RANGE OF FUNDS TO COMPLEMENT MANY INVESTORS' PORTFOLIOS. FOR MORE INFORMATION AND A PROSPECTUS ON ANY GT GLOBAL FUND, INCLUDING FEES, EXPENSES AND THE RISKS OF GLOBAL AND EMERGING MARKET INVESTING AND THE RISKS OF INVESTING IN RELATED INDUSTRIES, PLEASE CONTACT YOUR FINANCIAL ADVISER OR CALL GT GLOBAL DIRECTLY AT 1-800-824-1580.

GROWTH FUNDS

/ / GLOBALLY DIVERSIFIED FUNDS

GT GLOBAL NEW DIMENSION FUND
Captures global growth opportunities by investing directly in the six GT Global Theme Funds

GT GLOBAL WORLDWIDE GROWTH FUND
Invests around the world, including the U.S.

GT GLOBAL INTERNATIONAL GROWTH FUND
Provides portfolio diversity for U.S. investors by investing outside the U.S.

GT GLOBAL EMERGING MARKETS FUND
Gives access to the growth potential of developing economies

GT GLOBAL DEVELOPING MARKETS FUND
Invests in debt and equity securities of developing market issuers

/ / GLOBAL THEME FUNDS

GT GLOBAL CONSUMER PRODUCTS AND
SERVICES FUND
Invests in companies that manufacture, market, retail, or distribute consumer products or services

GT GLOBAL FINANCIAL SERVICES FUND
Focuses on the worldwide opportunities from the demand for financial services and products

GT GLOBAL HEALTH CARE FUND
Invests in the growing health care industries worldwide

GT GLOBAL INFRASTRUCTURE FUND
Seeks companies that build, improve or maintain a country's infrastructure

GT GLOBAL NATURAL RESOURCES FUND
Concentrates on companies that own, explore or develop natural resources

GT GLOBAL TELECOMMUNICATIONS FUND
Invests in companies worldwide that develop, manufacture or sell telecommunications services or equipment

/ / REGIONALLY DIVERSIFIED FUNDS

GT GLOBAL NEW PACIFIC GROWTH FUND
Offers access to the emerging and established markets of the Pacific Rim, excluding Japan

GT GLOBAL EUROPE GROWTH FUND
Focuses on investment opportunities in Europe

GT GLOBAL LATIN AMERICA GROWTH FUND
Invests in the emerging markets of Latin America

/ / SINGLE COUNTRY FUNDS

GT GLOBAL AMERICA SMALL CAP GROWTH FUND
Invests in equity securities of small U.S. companies

GT GLOBAL AMERICA MID CAP GROWTH FUND
Concentrates on medium-sized companies in the U.S.

GT GLOBAL AMERICA VALUE FUND
Concentrates on large cap equity securities of U.S. companies believed to be undervalued

GT GLOBAL JAPAN GROWTH FUND
Provides U.S. investors with direct access to the Japanese market

GROWTH AND INCOME FUND

GT GLOBAL GROWTH & INCOME FUND
Invests in blue-chip stocks and government bonds from around the world

INCOME FUNDS

GT GLOBAL GOVERNMENT INCOME FUND
Invests in global government securities

GT GLOBAL STRATEGIC INCOME FUND
Allocates its assets among debt securities from the U.S., developed foreign countries and emerging markets

GT GLOBAL HIGH INCOME FUND
Invests in a portfolio of emerging market debt securities

GT GLOBAL FLOATING RATE FUND
Invests primarily in senior secured floating rate loans that have the potential to achieve a high level of current income

MONEY MARKET FUND

GT GLOBAL DOLLAR FUND
Invests in high quality, U.S. dollar-denominated money market securities worldwide for stability and preservation of capital

                                     [LOGO]

  NO DEALER, SALES REPRESENTATIVE OR OTHER PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATION NOT CONTAINED IN THIS STATEMENT OF ADDITIONAL INFORMATION AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATION MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY GT GLOBAL EMERGING MARKETS FUND, G.T. INVESTMENT FUNDS, INC., CHANCELLOR LGT ASSET MANAGEMENT, INC. OR GT GLOBAL, INC. THIS STATEMENT OF ADDITIONAL INFORMATION DOES NOT CONSTITUTE AN OFFER TO SELL OR SOLICITATION OF ANY OFFER TO BUY ANY OF THE SECURITIES OFFERED HEREBY IN ANY JURISDICTION TO ANY PERSON TO WHOM IT IS UNLAWFUL TO MAKE SUCH OFFER IN SUCH JURISDICTION.
                                                                   EMESA703   MC

                      GT GLOBAL LATIN AMERICA GROWTH FUND

                        50 California Street, 27th Floor
                            San Francisco, CA 94111
                                 (415) 392-6181
                           Toll Free: (800) 824-1580

                      Statement of Additional Information
                                 March 1, 1998

--------------------------------------------------------------------------------

This Statement of Additional Information relates to the Class A and Class B shares of GT Global Latin America Growth Fund ("Fund"). The Fund is a non-diversified series of G.T. Investment Funds, Inc. (the "Company"), a registered open-end management investment company. This Statement of Additional Information, which is not a prospectus, supplements and should be read in conjunction with the Fund's current Class A and Class B Prospectus dated March 1, 1998. A copy of the Fund's Prospectus is available without charge by either writing to the above address or by calling the Fund at the toll-free telephone number printed above.

Chancellor LGT Asset Management, Inc. (the "Manager") serves as the Fund's investment manager and administrator. The distributor of the Fund's shares is GT Global, Inc. ("GT Global"). The Fund's transfer agent is GT Global Investor Services, Inc. ("GT Services" or the "Transfer Agent").

--------------------------------------------------------------------------------

                               TABLE OF CONTENTS

--------------------------------------------------------------------------------

                                                                                                                           Page No.
                                                                                                                           --------
Investment Objective and Policies........................................................................................      2
Options, Futures and Currency Strategies.................................................................................      5
Risk Factors.............................................................................................................     14
Investment Limitations...................................................................................................     18
Execution of Portfolio Transactions......................................................................................     20
Directors and Executive Officers.........................................................................................     22
Management...............................................................................................................     24
Valuation of Fund Shares.................................................................................................     25
Information Relating to Sales and Redemptions............................................................................     27
Taxes....................................................................................................................     30
Additional Information...................................................................................................     32
Investment Results.......................................................................................................     33
Description of Debt Ratings..............................................................................................     38
Financial Statements.....................................................................................................     40

                                     [LOGO]

                   Statement of Additional Information Page 1

                      GT GLOBAL LATIN AMERICA GROWTH FUND

                              INVESTMENT OBJECTIVE
                                  AND POLICIES

--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
The investment objective of the Fund is capital appreciation. The Fund will normally invest at least 65% of its total assets in securities of a broad range of Latin American issuers. Under current market conditions, the Fund expects to invest primarily in equity and debt securities issued by companies and governments in Mexico, Chile, Brazil and Argentina. Though the Fund can normally invest up to 35% of its total assets in U.S. securities, the Fund reserves the right to be primarily invested in U.S. securities for temporary defensive purposes or pending investment of the proceeds of the offering made hereby.

SELECTION OF EQUITY INVESTMENTS
In determining the appropriate distribution of investments among various countries for the Fund, the Manager ordinarily considers the following factors: prospects for relative economic growth between the different countries in which the Fund may invest; expected levels of inflation; government policies influencing business conditions; the outlook for interest rates; the outlook for currency relationships; and the range of the individual investment opportunities available to international investors.

In analyzing companies for investment by the Fund, the Manager ordinarily looks for one or more of the following characteristics: an above-average earnings growth per share; high return on invested capital; healthy balance sheet; sound financial and accounting policies and overall financial strength; strong competitive advantages; effective research and product development and marketing; efficient service; pricing flexibility; strength of management; and general operating characteristics which will enable the companies to compete successfully in their respective marketplaces. In certain countries, governmental restrictions and other limitations on investment may affect the maximum percentage of equity ownership in any one company by the Fund. In addition, in some instances only special classes of securities may be purchased by foreigners and the market prices, liquidity and rights with respect to those securities may vary from shares owned by nationals.

There may be times when, in the opinion of the Manager, prevailing market, economic or political conditions warrant reducing the proportion of the Fund's assets invested in equity securities and increasing the proportion held in cash or short-term obligations denominated in U.S. dollars or other currencies. A portion of the Fund's assets normally will be held in U.S. dollars or short-term interest-bearing dollar-denominated securities to provide for ongoing expenses and redemptions.

The Fund may be prohibited under the Investment Company Act of 1940, as amended (the "1940 Act") from purchasing the securities of any foreign company that, in its most recent fiscal year, derived more than 15% of its gross revenues from securities-related activities ("securities-related companies"). In a number of Latin American countries, commercial banks act as securities broker/dealers, investment advisers and underwriters or otherwise engage in securities-related activities, which may limit the Fund's ability to hold securities issued by banks. The Fund has obtained an exemption from the Securities and Exchange Commission ("SEC") to permit it to invest in certain of these securities subject to certain restrictions.

DEBT CONVERSIONS
Several Latin American countries have adopted debt conversion programs, pursuant to which investors may use external debt of a country, directly or indirectly, to make investments in local companies. The terms of the various programs vary from country to country, although each program includes significant restrictions on the application of the proceeds received in the conversion and on the remittance of profits on the investment and of the invested capital. The Fund intends to acquire Sovereign Debt, as defined in the Prospectus, to hold and trade in appropriate circumstances as described in the Prospectus, as well as to participate in Latin American debt conversion programs. The Manager will evaluate opportunities to enter into debt conversion transactions as they arise but does not currently intend to invest more than 5% of the Fund's assets in such programs.

                   Statement of Additional Information Page 2

                      GT GLOBAL LATIN AMERICA GROWTH FUND

INVESTMENTS IN OTHER INVESTMENT COMPANIES

With respect to certain countries investments by the Fund presently may be made only by acquiring shares of other investment companies (including investment vehicles or companies advised by the Manager or its affiliates ("Affiliated Funds")) with local governmental approval to invest in those countries. The Fund may invest in the securities of closed-end investment companies within the limits of the 1940 Act. These limitations currently provide, in part, that the Fund may purchase shares of a closed-end investment company unless (a) such a purchase would cause the Fund to own in the aggregate more than 3 percent of the total outstanding voting stock of the investment company or (b) such a purchase would cause the Fund to have more than 5 percent of its total assets invested in the investment company or more than 10 percent of its total assets invested in the aggregate in all such investment companies. Investment in such investment companies may involve the payment of substantial premiums above the value of such companies' portfolio securities. The Fund does not intend to invest in such funds unless, in the judgment of the Manager, the potential benefits of such investments justify the payment of any applicable premiums. The return on such securities will be reduced by operating expenses of such companies including payments to the investment managers of those investment companies. With respect to investments in Affiliated Funds, the Manager waives its advisory fee to the extent that such fees are based on assets of the Fund invested in Affiliated Funds. At such time as direct investment in these countries is allowed, the Fund anticipates investing directly in these markets.


DEPOSITORY RECEIPTS

The Fund may hold securities of foreign issuers in the form of American Depository Receipts ("ADRs"), American Depository Shares ("ADSs"), Global Depository Receipts ("GDRs") and European Depository Receipts ("EDRs") or other securities convertible into securities of eligible foreign issuers. These securities may not necessarily be denominated in the same currency as the securities for which they may be exchanged. ADRs and ADSs are typically issued by an American bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. EDRs, which are sometimes referred to as Continental Depository Receipts ("CDRs"), are receipts issued in Europe typically by foreign banks and trust companies that evidence ownership of either foreign or domestic securities. GDRs are similar to EDRs and are designed for use in several international financial markets. Generally, ADRs and ADSs in registered form are designed for use in United States securities markets and EDRs in bearer form are designed for use in European securities markets. For purposes of the Fund's investment policies, the Fund's investments in ADRs, ADSs, GDRs and EDRs will be deemed to be investments in the equity securities representing securities of foreign issuers into which they may be converted.


ADR facilities may be established as either "unsponsored" or "sponsored." While ADRs issued under these two types of facilities are in some respects similar, there are distinctions between them relating to the rights and obligations of ADR holders and the practices of market participants. A depository may establish an unsponsored facility without participation by (or even necessarily the acquiescence of) the issuer of the deposited securities, although typically the depository requests a letter of non-objection from such issuer prior to the establishment of the facility. Holders of unsponsored ADRs generally bear all the costs of such facilities. The depository usually charges fees upon the deposit and withdrawal of the deposited securities, the conversion of dividends into U.S. dollars, the disposition of non-cash distributions, and the performance of other services. The depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited securities or to pass-through voting rights to ADR holders in respect of the deposited securities. Sponsored ADR facilities are created in generally the same manner as unsponsored facilities, except that the issuer of the deposited securities enters into a deposit agreement with the depository. The deposit agreement sets out the rights and responsibilities of the issuer, the depository and the ADR holders. With sponsored facilities, the issuer of the deposited securities generally will bear some of the costs relating to the facility (such as dividend payment fees of the depository), although ADR holders continue to bear certain other costs (such as deposit and withdrawal fees). Under the terms of most sponsored arrangements, depositories agree to distribute notices of shareholder meetings and voting instructions, and to provide shareholder communications and other information to the ADR holders at the request of the issuer of the deposited securities. The Fund may invest in both sponsored and unsponsored ADRs.

WARRANTS OR RIGHTS
Warrants or rights may be acquired by the Fund in connection with other securities or separately and provide the Fund with the right to purchase at a later date other securities of the issuer.

LENDING OF PORTFOLIO SECURITIES
For the purpose of realizing additional income, the Fund may make secured loans of portfolio securities amounting to not more than 25% of its total assets. Securities loans are made to broker/dealers or institutional investors pursuant to agreements requiring that the loans be continuously secured by collateral at least equal at all times to the value of the securities lent plus any accrued interest, "marked to market" on a daily basis. The Fund may pay reasonable administrative

                   Statement of Additional Information Page 3

                      GT GLOBAL LATIN AMERICA GROWTH FUND
and custodial fees in connection with loans of its securities. While the securities loan is outstanding, the Fund will continue to receive the equivalent of the interest or dividends paid by the issuer on the securities, as well as interest on the investment of the collateral or a fee from the borrower. The Fund will have a right to call each loan and obtain the securities within the stated settlement period. The Fund will not have the right to vote equity securities while they are lent, but it may call in a loan in anticipation of any important vote. Loans will only be made to firms deemed by the Manager to be of good standing and will not be made unless, in the judgment of the Manager, the consideration to be earned from such loans would justify the risk.

COMMERCIAL BANK OBLIGATIONS
For the purposes of the Fund's investment policies with respect to bank obligations, obligations of foreign branches of U.S. banks and of foreign banks are obligations of the issuing bank and may be general obligations of the parent bank. Such obligations may, however, be limited by the terms of a specific obligation and by government regulation. As with investment in non-U.S. securities in general, investments in the obligations of foreign branches of U.S. banks and of foreign banks may subject the Fund to investment risks that are different in some respects from those of investments in obligations of domestic issuers. Although the Fund will typically acquire obligations issued and supported by the credit of U.S. or foreign banks having total assets at the time of purchase in excess of $1 billion, this $1 billion figure is not a fundamental investment policy or restriction of the Fund. For the purposes of calculation with respect to the $1 billion figure, the assets of a bank will be deemed to include the assets of its U.S. and non-U.S. branches.

REPURCHASE AGREEMENTS

A repurchase agreement is a transaction in which the Fund purchases a security from a bank or recognized securities dealer and simultaneously commits to resell that security to the bank or dealer at an agreed-upon price, date, and market rate of interest unrelated to the coupon rate or maturity of the purchased security. Although repurchase agreements carry certain risks not associated with direct investments in securities, including possible decline in the market value of the underlying securities and delays and costs to the Fund if the other party to the repurchase agreement becomes bankrupt, the Fund intends to enter into repurchase agreements only with banks and dealers believed by the Manager to present minimal credit risks in accordance with guidelines established by the Company's Board of Directors. The Manager will review and monitor the creditworthiness of such institutions under the Board's general supervision.


The Fund will invest only in repurchase agreements collateralized at all times in an amount at least equal to the repurchase price plus accrued interest. To the extent that the proceeds from any sale of such collateral upon a default in the obligation to repurchase were less than the repurchase price, the Fund would suffer a loss. If the financial institution which is party to the repurchase agreement petitions for bankruptcy or otherwise becomes subject to bankruptcy or other liquidation proceedings, there may be restrictions on the Fund's ability to sell the collateral and the Fund could suffer a loss. However, with respect to financial institutions whose bankruptcy or liquidation proceedings are subject to the U.S. Bankruptcy Code, the Fund intends to comply with provisions under the U.S. Bankruptcy Code that would allow it immediately to resell the collateral. There is no limitation on the amount of the Fund's assets that may be subject to repurchase agreements at any given time. The Fund will not enter into a repurchase agreement with a maturity of more than seven days if, as a result, more than 10% of the value of its net assets would be invested in such repurchase agreements and other illiquid investments.

BORROWING AND REVERSE REPURCHASE AGREEMENTS
The Fund's borrowings will not exceed 33 1/3% of the Fund's total assets, I.E., the Fund's total assets at all times will equal at least 300% of the amount of outstanding borrowings. If market fluctuations in the value of the Fund's portfolio holdings or other factors cause the ratio of the Fund's total assets to outstanding borrowings to fall below 300%, the Fund may be required to sell portfolio securities to restore 300% asset coverage, even though from an investment standpoint such sales might be disadvantageous. The Fund also may borrow up to 5% of its total assets for temporary or emergency purposes other than to meet redemptions. Any borrowing by the Fund may cause greater fluctuation in the value of its shares than would be the case if the Fund did not borrow. The Fund's fundamental investment limitations prohibit the Fund from purchasing securities during times when outstanding borrowings represent more than 5% of its total assets.

The Fund may enter into reverse repurchase agreements. A reverse repurchase agreement is a borrowing transaction in which the Fund transfers possession of a security to another party, such as a bank or broker/dealer in return for cash, and agrees to repurchase the security in the future at an agreed upon price, which includes an interest component. The Fund will maintain in a segregated account with a custodian cash or other liquid securities in an amount sufficient to cover its obligations under reverse repurchase agreements with broker/dealers. No segregation is required for reverse repurchase agreements with banks.

                   Statement of Additional Information Page 4

                      GT GLOBAL LATIN AMERICA GROWTH FUND

SHORT SALES
The Fund may make short sales of securities, although it has no current intention of doing so. A short sale is a transaction in which the Fund sells a security in anticipation that the market price of that security will decline. The Fund may make short sales (i) as a form of hedging to offset potential declines in long positions in securities it owns, or anticipates acquiring, and
(ii) in order to maintain portfolio flexibility.

When the Fund makes a short sale of a security it does not own, it must borrow the security sold short and deliver it to the broker-dealer or other intermediary through which it made the short sale. The Fund may have to pay a fee to borrow particular securities and will often be obligated to pay over any payments received on such borrowed securities.

The Fund's obligation to replace the borrowed security when the borrowing is called or expires will be secured by collateral deposited with the intermediary. The Fund will also be required to deposit collateral with its custodian to the extent, if any, necessary so that the value of both collateral deposits in the aggregate is at all times equal to at least 100% of the current market value of the security sold short. Depending on arrangements made with the intermediary from which it borrowed the security regarding payment of any amounts received by the Fund on such security, the Fund may not receive any payments (including interest) on its collateral deposited with such intermediary.

If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a gain. Any gain will be decreased, and any loss increased, by the transaction costs associated with the transaction. Although the Fund's gain is limited by the price at which it sold the security short, its potential loss is theoretically unlimited.

The Fund will not make a short sale if, after giving effect to such sale, the market value of the securities sold short exceeds 25% of the value of its total assets or the Fund's aggregate short sales of the securities of any one issuer exceed the lesser of 2% of the Fund's net assets or 2% of the securities of any class of the issuer. Moreover, the Fund may engage in short sales only with respect to securities listed on a national securities exchange. The Fund may make short sales "against the box" without respect to such limitations. In this type of short sale, at the time of the sale the Fund owns the security it has sold short or has the immediate and unconditional right to acquire at no additional cost the identical security.

TEMPORARY DEFENSIVE STRATEGIES
The Latin America Growth Fund may invest in the following types of money market securities (i.e., debt instruments with less than 12 months remaining until maturity) denominated in U.S. dollars or in the currency of any Latin American country, which consist of: (a) obligations issued or guaranteed by (i) the U.S. government or the government of a Latin American country, their agencies or instrumentalities, or municipalities; (ii) international organizations designed or supported by multiple foreign governmental entities to promote economic reconstruction or development ("supranational entities"); (b) finance company obligations, corporate commercial paper and other short-term commercial obligations; (c) bank obligations (including certificates of deposit, time deposits, demand deposits and bankers' acceptances) (d) repurchase agreements with respect to the foregoing; and (e) other substantially similar short-term debt securities with comparable risk characteristics.

The Latin America Growth Fund may invest in commercial paper rated as low as A-3 by S&P or P-3 by Moody's. Such obligations are considered to have an acceptable capacity for timely repayment. However, these securities may be more vulnerable to adverse effects or changes in circumstances than obligations carrying higher designations.

--------------------------------------------------------------------------------

                         OPTIONS, FUTURES AND CURRENCY
                                   STRATEGIES

--------------------------------------------------------------------------------
SPECIAL RISKS OF OPTIONS, FUTURES AND CURRENCY STRATEGIES
The use of options, futures contracts and forward currency contracts ("Forward Contracts") involves special considerations and risks, as described below. Risks pertaining to particular instruments are described in the sections that follow.

        (1) Successful use of most of these instruments depends upon the Manager's ability to predict movements of the overall securities and currency markets, which requires different skills than predicting changes in the prices of individual securities. While the Manager is experienced in the use of these instruments, there can be no assurance that any particular strategy adopted will succeed.

                   Statement of Additional Information Page 5

                      GT GLOBAL LATIN AMERICA GROWTH FUND

        (2) There might be imperfect correlation, or even no correlation, between price movements of an instrument and price movements of the investments being hedged. For example, if the value of an instrument used in a short hedge increased by less than the decline in value of the hedged investment, the hedge would not be fully successful. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which the hedging instrument is traded. The effectiveness of hedges using hedging instruments on indices will depend on the degree of correlation between price movements in the index and price movements in the investments being hedged.

        (3) Hedging strategies, if successful, can reduce risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements in the investments being hedged. However, hedging strategies can also reduce opportunity for gain by offsetting the positive effect of favorable price movements in the hedged investments. For example, if the Fund entered into a short hedge because the Manager projected a decline in the price of a security in the Fund's portfolio, and the price of that security increased instead, the gain from that increase might be wholly or partially offset by a decline in the price of the hedging instrument. Moreover, if the price of the hedging instrument declined by more than the increase in the price of the security, the Fund could suffer a loss. In either such case, the Fund would have been in a better position had it not hedged at all.

        (4) As described below, the Fund might be required to maintain assets as "cover," maintain segregated accounts or make margin payments when it takes positions in instruments involving obligations to third parties (I.E., instruments other than purchased options). If the Fund were unable to close out its positions in such instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expired or matured. The requirements might impair the Fund's ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that the Fund sell a portfolio security at a disadvantageous time. The Fund's ability to close out a position in an instrument prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the other party to the transaction ("contra party") to enter into a transaction closing out the position. Therefore, there is no assurance that any position can be closed out at a time and price that is favorable to the Fund.

WRITING CALL OPTIONS
The Fund may write (sell) call options on securities, indices and currencies. Call options will generally be written on securities and currencies that, in the opinion of the Manager are not expected to make any major price moves in the near future but that, over the long term, are deemed to be attractive investments for the Fund.

A call option gives the holder (buyer) the right to purchase a security or currency at a specified price (the exercise price) at any time until (American style) or on (European style) a certain date (the expiration date). So long as the obligation of the writer of a call option continues, he may be assigned an exercise notice, requiring him to deliver the underlying security or currency against payment of the exercise price. This obligation terminates upon the expiration of the call option, or such earlier time at which the writer effects a closing purchase transaction by purchasing an option identical to that previously sold.

Portfolio securities or currencies on which call options may be written will be purchased solely on the basis of investment considerations consistent with the Fund's investment objectives. When writing a call option, the Fund, in return for the premium, gives up the opportunity for profit from a price increase in the underlying security or currency above the exercise price, and retains the risk of loss should the price of the security or currency decline. Unlike one who owns securities or currencies not subject to an option, the Fund has no control over when it may be required to sell the underlying securities or currencies, since most options may be exercised at any time prior to the option's expiration. If a call option that the Fund has written expires, the Fund will realize a gain in the amount of the premium; however, such gain may be offset by a decline in the market value of the underlying security or currency during the option period. If the call option is exercised, the Fund will realize a gain or loss from the sale of the underlying security or currency, which will be increased or offset by the premium received. The Fund does not consider a security or currency covered by a call option to be "pledged" as that term is used in the Fund's policy that limits the pledging or mortgaging of its assets.

Writing call options can serve as a limited short hedge because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security or currency appreciates to a price higher than the exercise price of the call option, it can be expected that the option will be exercised and the Fund will be obligated to sell the security or currency at less than its market value.

The premium that the Fund receives for writing a call option is deemed to constitute the market value of an option. The premium the Fund will receive from writing a call option will reflect, among other things, the current market price of the

                   Statement of Additional Information Page 6

                      GT GLOBAL LATIN AMERICA GROWTH FUND
underlying investment, the relationship of the exercise price to such market price, the historical price volatility of the underlying investment, and the length of the option period. In determining whether a particular call option should be written, the Manager will consider the reasonableness of the anticipated premium and the likelihood that a liquid secondary market will exist for those options.

Closing transactions will be effected in order to realize a profit on an outstanding call option, to prevent an underlying security or currency from being called, or to permit the sale of the underlying security or currency. Furthermore, effecting a closing transaction will permit the Fund to write another call option on the underlying security or currency with either a different exercise price, expiration date or both.

The Fund will pay transaction costs in connection with the writing of options and in entering into closing purchase contracts. Transaction costs relating to options activity are normally higher than those applicable to purchases and sales of portfolio securities.

The exercise price of the options may be below, equal to or above the current market values of the underlying securities or currencies at the time the options are written. From time to time, the Fund may purchase an underlying security or currency for delivery in accordance with the exercise of an option, rather than delivering such security or currency from its portfolio. In such cases, additional costs will be incurred.

The Fund will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more, respectively, than the premium received from writing the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security or currency, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security or currency owned by the Fund.

WRITING PUT OPTIONS
The Fund may write put options on securities, indices and currencies. A put option gives the purchaser of the option the right to sell, and the writer (seller) the obligation to buy, the underlying security or currency at the exercise price at any time until (American style) or on (European style) the expiration date. The operation of put options in other respects, including their related risks and rewards, is substantially identical to that of call options.

The Fund would generally write put options in circumstances where the Manager wishes to purchase the underlying security or currency for the Fund's portfolio at a price lower than the current market price of the security or currency. In such event, the Fund would write a put option at an exercise price that, reduced by the premium received on the option, reflects the lower price it is willing to pay. Since the Fund would also receive interest on debt securities or currencies maintained to cover the exercise price of the option, this technique could be used to enhance current return during periods of market uncertainty. The risk in such a transaction would be that the market price of the underlying security or currency would decline below the exercise price less the premium received.

Writing put options can serve as a limited long hedge because increases in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security or currency depreciates to a price lower than the exercise price of the put option, it can be expected that the put option will be exercised and the Fund will be obligated to purchase the security or currency at more than its market value.

PURCHASING PUT OPTIONS
The Fund may purchase put options on securities, indices and currencies. As the holder of a put option, the Fund would have the right to sell the underlying security or currency at the exercise price at any time until (American style) or on (European style) the expiration date. The Fund may enter into closing sale transactions with respect to such options, exercise them or permit them to expire.

The Fund may purchase a put option on an underlying security or currency ("protective put") owned by the Fund to protect against an anticipated decline in the value of the security or currency. Such protection is provided only during the life of the put option when the Fund, as the holder of the put option, is able to sell the underlying security or currency at the put exercise price regardless of any decline in the underlying security's market price or currency's exchange value. The premium paid for the put option and any transaction costs would reduce any profit otherwise available for distribution when the security or currency is eventually sold.

The Fund may also purchase put options at a time when the Fund does not own the underlying security or currency. By purchasing put options on a security or currency it does not own, the Fund seeks to benefit from a decline in the market price of the underlying security or currency. If the put option is not sold when it has remaining value, and if the market price of the underlying security or currency remains equal to or greater than the exercise price during the life of the put

                   Statement of Additional Information Page 7

                      GT GLOBAL LATIN AMERICA GROWTH FUND
option, the Fund will lose its entire investment in the put option. In order for the purchase of a put option to be profitable, the market price of the underlying security or currency must decline sufficiently below the exercise price to cover the premium and transaction costs, unless the put option is sold in a closing sale transaction.

PURCHASING CALL OPTIONS
The Fund may purchase call options on securities, indices and currencies. As the holder of a call option, the Fund would have the right to purchase the underlying security or currency at the exercise price at any time until (American style) or on (European style) the expiration date. The Fund may enter into closing sale transactions with respect to such options, exercise them or permit them to expire.

Call options may be purchased by the Fund for the purpose of acquiring the underlying security or currency for its portfolio. Utilized in this fashion, the purchase of call options would enable the Fund to acquire the security or currency at the exercise price of the call option plus the premium paid. At times, the net cost of acquiring the security or currency in this manner may be less than the cost of acquiring the security or currency directly. This technique may also be useful to the Fund in purchasing a large block of securities that would be more difficult to acquire by direct market purchases. So long as it holds such a call option, rather than the underlying security or currency itself, the Fund is partially protected from any unexpected decline in the market price of the underlying security or currency and, in such event, could allow the call option to expire, incurring a loss only to the extent of the premium paid for the option.

The Fund also may purchase call options on underlying securities or currencies it owns to avoid realizing losses that would result in a reduction of its current return. For example, where the Fund has written a call option on an underlying security or currency having a current market value below the price at which it purchased the security or currency, an increase in the market price could result in the exercise of the call option written by the Fund and the realization of a loss on the underlying security or currency. Accordingly, the Fund could purchase a call option on the same underlying security or currency, which could be exercised to fulfill the Fund's delivery obligations under its written call (if it is exercised). This strategy could allow the Fund to avoid selling the portfolio security or currency at a time when it has an unrealized loss; however, the Fund would have to pay a premium to purchase the call option plus transaction costs.

Aggregate premiums paid for put and call options will not exceed 5% of the Fund's total assets at the time of purchase.

The Fund may attempt to accomplish objectives similar to those involved in using Forward Contracts by purchasing put or call options on currencies. A put option gives the Fund as purchaser the right (but not the obligation) to sell a specified amount of currency at the exercise price at any time until (American style) or on (European style) the expiration date. A call option gives the Fund as purchaser the right (but not the obligation) to purchase a specified amount of currency at the exercise price at any time until (American style) or on (European style) the expiration date. The Fund might purchase a currency put option, for example, to protect itself against a decline in the dollar value of a currency in which it holds or anticipates holding securities. If the currency's value should decline against the dollar, the loss in currency value should be offset, in whole or in part, by an increase in the value of the put. If the value of the currency instead should rise against the dollar, any gain to the Fund would be reduced by the premium it had paid for the put option. A currency call option might be purchased, for example, in anticipation of, or to protect against, a rise in the value against the dollar of a currency in which the Fund anticipates purchasing securities.

Options may be either listed on an exchange or traded in over-the-counter ("OTC") markets. Listed options are third-party contracts (I.E., performance of the obligations of the purchaser and seller is guaranteed by the exchange or clearing corporation), and have standardized strike prices and expiration dates. OTC options are two-party contracts with negotiated strike prices and expiration dates. The Fund will not purchase an OTC option unless it believes that daily valuations for such options are readily obtainable. OTC options differ from exchange-traded options in that OTC options are transacted with dealers directly and not through a clearing corporation (which guarantees performance). Consequently, there is a risk of non-performance by the dealer. Since no exchange is involved, OTC options are valued on the basis of an average of the last bid prices obtained from dealers, unless a quotation from only one dealer is available, in which case only that dealer's price will be used. In the case of OTC options, there can be no assurance that a liquid secondary market will exist for any particular option at any specific time.

The staff of the SEC considers purchased OTC options to be illiquid securities. The Fund may also sell OTC options and, in connection therewith, segregate assets or cover its obligations with respect to OTC options written by the Fund. The assets used as cover for OTC options written by the Fund will be considered illiquid unless the OTC options are sold to qualified dealers who agree that the Fund may repurchase any OTC option it writes at a maximum price to be calculated by a formula set forth in the option agreement. The cover for an OTC option written subject to this procedure would be

                   Statement of Additional Information Page 8

                      GT GLOBAL LATIN AMERICA GROWTH FUND
considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

The Fund's ability to establish and close out positions in exchange-listed options depends on the existence of a liquid market. The Fund intends to purchase or write only those exchange-traded options for which there appears to be a liquid secondary market. However, there can be no assurance that such a market will exist at any particular time. Closing transactions can be made for OTC options only by negotiating directly with the contra party or by a transaction in the secondary market if any such market exists. Although the Fund will enter into OTC options only with contra parties that are expected to be capable of entering into closing transactions with the Fund, there is no assurance that the Fund will in fact be able to close out an OTC option position at a favorable price prior to expiration. In the event of insolvency of the contra party, the Fund might be unable to close out an OTC option position at any time prior to its expiration.

INDEX OPTIONS
Puts and calls on indices are similar to puts and calls on securities or futures contracts except that all settlements are in cash and gain or loss depends on changes in the index in question (and thus on price movements in the securities market or a particular market sector generally) rather than on price movements in individual securities or futures contracts. When the Fund writes a call on an index, it receives a premium and agrees that, prior to the expiration date, the purchaser of the call, upon exercise of the call, will receive from the Fund an amount of cash if the closing level of the index upon which the call is based is greater than the exercise price of the call. The amount of cash is equal to the difference between the closing price of the index and the exercise price of the call times a specified multiple (the "multiplier"), which determines the total dollar value for each point of such difference. When the Fund buys a call on an index, it pays a premium and has the same rights as to such call as are indicated above. When the Fund buys a put on an index, it pays a premium and has the right, prior to the expiration date, to require the seller of the put, upon the Fund's exercise of the put, to deliver to the Fund an amount of cash if the closing level of the index upon which the put is based is less than the exercise price of the put, which amount of cash is determined by the multiplier, as described above for calls. When the Fund writes a put on an index, it receives a premium and the purchaser has the right, prior to the expiration date, to require the Fund to deliver to it an amount of cash equal to the difference between the closing level of the index and the exercise price times the multiplier, if the closing level is less than the exercise price.

The risks of investment in index options may be greater than options on securities. Because index options are settled in cash, when the Fund writes a call on an index it cannot provide in advance for its potential settlement obligations by acquiring and holding the underlying securities. The Fund can offset some of the risk of writing a call index option position by holding a diversified portfolio of securities similar to those on which the underlying index is based. However, the Fund cannot, as a practical matter, acquire and hold a portfolio containing exactly the same securities as underlie the index and, as a result, bears a risk that the value of the securities held will vary from the value of the index.

Even if the Fund could assemble a securities portfolio that exactly reproduced the composition of the underlying index, it still would not be fully covered from a risk standpoint because of the "timing risk" inherent in writing index options. When an index option is exercised, the amount of cash that the holder is entitled to receive is determined by the difference between the exercise price and the closing index level on the date when the option is exercised. As with other kinds of options, the Fund, as the call writer, will not know that it has been assigned until the next business day at the earliest. The time lag between exercise and notice of assignment poses no risk for the writer of a covered call on a specific underlying security, such as common stock, because there the writer's obligation is to deliver the underlying security, not to pay its value as of a fixed time in the past. So long as the writer already owns the underlying security, it can satisfy its settlement obligations by simply delivering it, and the risk that its value may have declined since the exercise date is borne by the exercising holder. In contrast, even if the writer of an index call holds securities that exactly match the composition of the underlying index, it will not be able to satisfy its assignment obligations by delivering those securities against payment of the exercise price. Instead, it will be required to pay cash in an amount based on the closing index value on the exercise date; and by the time it learns that it has been assigned, the index may have declined, with a corresponding decline in the value of its securities portfolio. This "timing risk" is an inherent limitation on the ability of index call writers to cover their risk exposure by holding securities positions.

If the Fund purchases an index option and exercises it before the closing index value for that day is available, it runs the risk that the level of the underlying index may subsequently change. If such a change causes the exercised option to fall out-of-the-money, the Fund will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer.

                   Statement of Additional Information Page 9

                      GT GLOBAL LATIN AMERICA GROWTH FUND


INTEREST RATE, CURRENCY AND STOCK INDEX FUTURES CONTRACTS

The Fund may enter into interest rate or currency futures contracts, and may enter into stock index futures contracts (collectively, "Futures" or "Futures Contracts"), as a hedge against changes in prevailing levels of interest rates, currency exchange rates or stock prices in order to establish more definitely the effective return on securities or currencies held or intended to be acquired by the Fund. The Fund's transactions may include sales of Futures as an offset against the effect of expected increases in interest rates, and decreases in currency exchange rates and stock prices, and purchases of Futures as an offset against the effect of expected declines in interest rates, and increases in currency exchange rates and stock prices.

The Fund will only enter into Futures Contracts that are traded on futures exchanges and are standardized as to maturity date and underlying financial instrument. Futures exchanges and trading thereon in the United States are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission ("CFTC"). Futures are exchanged in London at the London International Financial Futures Exchange.

Although techniques other than sales and purchases of Futures Contracts could be used to reduce the Fund's exposure to interest rate, currency exchange rate and stock market fluctuations, the Fund may be able to hedge its exposure more effectively and at a lower cost through using Futures Contracts.

A Futures Contract provides for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument (security or currency) for a specified price at a designated date, time and place. An index Futures Contract provides for the delivery, at a designated date, time and place, of an amount of cash equal to a specified dollar amount times the difference between the index value at the close of trading on the contract and the price at which the Futures Contract is originally struck; no physical delivery of the securities comprising the index is made. Brokerage fees are incurred when a Futures Contract is bought or sold, and margin deposits must be maintained at all times the Futures Contract is outstanding.

Although Futures Contracts typically require future delivery of and payment for financial instruments or currencies, Futures Contracts are usually closed out before the delivery date. Closing out an open Futures Contract sale or purchase is effected by entering into an offsetting Futures Contract purchase or sale, respectively, for the same aggregate amount of the identical financial instrument or currency and the same delivery date. If the offsetting purchase price is less than the original sale price, the Fund realizes a gain; if it is more, the Fund realizes a loss. Conversely, if the offsetting sale price is more than the original purchase price, the Fund realizes a gain; if it is less, the Fund realizes a loss. The transaction costs must also be included in these calculations. There can be no assurance, however, that the Fund will be able to enter into an offsetting transaction with respect to a particular Futures
Contract at a particular time. If the Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain the margin deposits on the Futures Contract.

As an example of an offsetting transaction, the contractual obligations arising from the sale of one Futures Contract of September Treasury Bills on an exchange may be fulfilled at any time before delivery under the Futures Contract is required (I.E., on a specified date in September, the "delivery month") by the purchase of another Futures Contract of September Treasury Bills on the same exchange. In such instance the difference between the price at which the Futures Contract was sold and the price paid for the offsetting purchase, after allowance for transaction costs, represents the profit or loss to the Fund.

The Fund's Futures transactions will be entered into for hedging purposes only; that is, Futures Contracts will be sold to protect against a decline in the price of securities or currencies that the Fund owns, or Futures Contracts will be purchased to protect the Fund against an increase in the price of securities or currencies it has committed to purchase or expects to purchase.

"Margin" with respect to Futures Contracts is the amount of funds that must be deposited by the Fund in order to initiate Futures trading and to maintain the Fund's open positions in Futures Contracts. A margin deposit made when the Futures Contract is entered into ("initial margin") is intended to assure the Fund's performance under the Futures Contract. The margin required for a particular Futures Contract is set by the exchange on which the Futures Contract is traded and may be significantly modified from time to time by the exchange during the term of the Futures Contract.

Subsequent payments, called "variation margin," to and from the futures commission merchant through which the Fund entered into the Futures Contract will be made on a daily basis as the price of the underlying security, currency or index fluctuates making the Futures Contract more or less valuable, a process known as marking-to-market.

    RISKS OF USING FUTURES CONTRACTS. The prices of Futures Contracts are volatile and are influenced, among other things, by actual and anticipated changes in interest rates and currency exchange rates, and in stock market movements, which in turn are affected by fiscal and monetary policies and national and international political and economic events.

                  Statement of Additional Information Page 10

                      GT GLOBAL LATIN AMERICA GROWTH FUND

There is a risk of imperfect correlation between changes in prices of Futures Contracts and prices of the securities or currencies in the Fund's portfolio being hedged. The degree of imperfection of correlation depends upon circumstances such as: variations in speculative market demand for Futures and for securities or currencies, including technical influences in Futures trading; and differences between the financial instruments being hedged and the instruments underlying the standard Futures Contracts available for trading. A decision of whether, when and how to hedge involves skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of unexpected market behavior or interest or currency rate trends.

Because of the low margin deposits required, Futures trading involves an extremely high degree of leverage. As a result, a relatively small price movement in a Futures Contract may result in immediate and substantial loss, as well as gain, to the investor. For example, if at the time of purchase, 10% of the value of the Futures Contract is deposited as margin, a subsequent 10% decrease in the value of the Futures Contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit, if the Futures Contract were closed out. Thus, a purchase or sale of a Futures Contract may result in losses in excess of the amount invested in the Futures Contract.

Most U.S. Futures exchanges limit the amount of fluctuation permitted in Futures Contract and options on Futures Contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a Futures Contract or option may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of Futures Contract or option, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures Contract and option prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some traders to substantial losses.

If the Fund were unable to liquidate a Futures or option on Futures position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. The Fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the Fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the Future or option or to maintain cash or securities in a segregated account.

Certain characteristics of the Futures market might increase the risk that movements in the prices of Futures Contracts or options on Futures might not correlate perfectly with movements in the prices of the investments being hedged. For example, all participants in the Futures and options on Futures markets are subject to daily variation margin calls and might be compelled to liquidate Futures or options on Futures positions whose prices are moving unfavorably to avoid being subject to further calls. These liquidations could increase price volatility of the instruments and distort the normal price relationship between the Futures or options and the investments being hedged. Also, because initial margin deposit requirements in the Futures market are less onerous than margin requirements in the securities markets, there might be increased participation by speculators in the Futures markets. This participation also might cause temporary price distortions. In addition, activities of large traders in both the Futures and securities markets involving arbitrage, "program trading" and other investment strategies might result in temporary price distortions.

OPTIONS ON FUTURES CONTRACTS
Options on Futures Contracts are similar to options on securities or currencies except that options on Futures Contracts give the purchaser the right, in return for the premium paid, to assume a position in a Futures Contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the Futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's Futures margin account, which represents the amount by which the market price of the Futures Contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the Futures Contract. If an option is exercised on the last trading day prior to the expiration date of the option, the settlement will be made entirely in cash equal to the difference between the exercise price of the option and the closing level of the securities, currencies or index upon which the Futures Contract is based on the expiration date. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

The purchase of call options on Futures can serve as a long hedge, and the purchase of put options on Futures can serve as a short hedge. Writing call options on Futures can serve as a limited short hedge, and writing put options on Futures can serve as a limited long hedge, using a strategy similar to that used for writing options on securities, foreign currencies or indices.

                  Statement of Additional Information Page 11

                      GT GLOBAL LATIN AMERICA GROWTH FUND

If the Fund writes an option on a Futures Contract, it will be required to deposit initial and variation margin pursuant to requirements similar to those applicable to Futures Contracts. Premiums received from the writing of an option on a Futures Contract are included in the initial margin deposit.

The Fund may seek to close out an option position by selling an option covering the same Futures Contract and having the same exercise price and expiration date. The ability to establish and close out positions on such options is subject to the maintenance of a liquid secondary market.

LIMITATIONS ON USE OF FUTURES, OPTIONS ON FUTURES AND CERTAIN OPTIONS ON CURRENCIES
To the extent that the Fund enters into Futures Contracts, options on Futures Contracts, and options on foreign currencies traded on a CFTC-regulated exchange, in each case other than for BONA FIDE hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums required to establish those positions (excluding the amount by which options are "in-the-money") will not exceed 5% of the liquidation value of the Fund's portfolio, after taking into account unrealized profits and unrealized losses on any contracts the Fund has entered into. In general, a call option on a Futures Contract is "in-the-money" if the value of the underlying Futures Contract exceeds the strike, I.E., exercise, price of the call; a put option on a Futures Contract is
"in-the-money" if the value of the underlying Futures Contract is exceeded by the strike price of the put. This guideline may be modified by the Company's Board of Directors without a shareholder vote. This limitation does not limit the percentage of the Fund's assets at risk to 5%.

FORWARD CONTRACTS
A Forward Contract is an obligation, usually arranged with a commercial bank or other currency dealer, to purchase or sell a currency against another currency at a future date and price as agreed upon by the parties. The Fund may either accept or make delivery of the currency at the maturity of the Forward Contract. The Fund may also, if its contra party agrees, prior to maturity, enter into a closing transaction involving the purchase or sale of an offsetting contract.

The Fund engages in forward currency transactions in anticipation of, or to protect itself against, fluctuations in exchange rates. The Fund might sell a particular foreign currency forward, for example, when it holds securities denominated in a foreign currency but anticipates, and seeks to be protected against, a decline in the currency against the U.S. dollar. Similarly, the Fund might sell the U.S. dollar forward when it holds securities denominated in U.S. dollars, but anticipates, and seeks to be protected against, a decline in the U.S. dollar relative to other currencies. Further, the Fund might purchase a currency forward to "lock in" the price of securities denominated in that currency that it anticipates purchasing.

Forward Contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A Forward Contract generally has no deposit requirement, and no commissions are charged at any stage for trades. The Fund will enter into such Forward Contracts with major U.S. or foreign banks and securities or currency dealers in accordance with guidelines approved by the Company's Board of Directors.

The Fund may enter into Forward Contracts either with respect to specific transactions or with respect to the Fund's portfolio positions. The precise matching of the Forward Contract amounts and the value of specific securities will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the Forward Contract is entered into and the date it matures. Accordingly, it may be necessary for the Fund to purchase additional foreign currency on the spot (I.E., cash) market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency the Fund is obligated to deliver. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Forward Contracts involve the risk that anticipated currency movements will not be accurately predicted, causing the Fund to sustain losses on these contracts and transaction costs.

At or before the maturity of a Forward Contract requiring the Fund to sell a currency, the Fund may either sell a portfolio security and use the sale proceeds to make delivery of the currency or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which the Fund will obtain, on the same maturity date, the same amount of the currency that it is obligated to deliver. Similarly, the Fund may close out a Forward Contract requiring it to purchase a specified currency by entering into a second contract, if its contra party agrees, entitling it to sell the same amount of the same currency on the maturity date of the first contract. The Fund would realize a gain or loss as a result of entering into such an offsetting Forward Contract under either circumstance to the extent the exchange rate or rates between the currencies involved moved between the execution dates of the first contract and the offsetting contract.

                  Statement of Additional Information Page 12

                      GT GLOBAL LATIN AMERICA GROWTH FUND


The cost to the Fund of engaging in Forward Contracts varies with factors such as the currencies involved, the length of the contract period and the market conditions then prevailing. Because Forward Contracts are usually entered into on a principal basis, no fees or commissions are involved. The use of Forward Contracts does not eliminate fluctuations in the prices of the underlying securities the Fund owns or intends to acquire, but it does establish a rate of exchange in advance. In addition, while Forward Contract sales limit the risk of loss due to a decline in the value of the hedged currencies, they also limit any potential gain that might result should the value of the currencies increase.


FOREIGN CURRENCY STRATEGIES -- SPECIAL CONSIDERATIONS
The Fund may use options on foreign currencies, Futures on foreign currencies, options on Futures on foreign currencies and Forward Contracts to hedge against movements in the values of the foreign currencies in which the Fund's securities are denominated. Such currency hedges can protect against price movements in a security that the Fund owns or intends to acquire that are attributable to changes in the value of the currency in which it is denominated. Such hedges do not, however, protect against price movements in the securities that are attributable to other causes.

The Fund might seek to hedge against changes in the value of a particular currency when no Futures Contract, Forward Contract or option involving that currency is available or one of such contracts is more expensive than certain other contracts. In such cases, the Fund may hedge against price movements in that currency by entering into a contract on another currency or basket of currencies, the values of which the Manager believes will have a positive correlation to the value of the currency being hedged. The risk that movements in the price of the contract will not correlate perfectly with movements in the price of the currency being hedged is magnified when this strategy is used.

The value of Futures Contracts, options on Futures Contracts, Forward Contracts and options on foreign currencies depends on the value of the underlying currency relative to the U.S. dollar. Because foreign currency transactions occurring in the interbank market might involve substantially larger amounts than those involved in the use of Futures Contracts, Forward Contracts or options, the Fund could be disadvantaged by dealing in the odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

There is no systematic reporting of last sale information for foreign currencies or any regulatory requirements that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information generally is representative of very large transactions in the interbank market and thus might not reflect odd-lot transactions where rates might be less favorable. The interbank market in foreign currencies is a global, round-the-clock market. To the extent the U.S. options or Futures markets are closed while the markets for the underlying currencies remain open, significant price and rate movements might take place in the underlying markets that cannot be reflected in the markets for the Futures contracts or options until they reopen.

Settlement of Futures Contracts, Forward Contracts and options involving foreign currencies might be required to take place within the country issuing the underlying currency. Thus the Fund might be required to accept or make delivery of the underlying foreign currency in accordance with any U.S. or foreign regulations regarding the maintenance of foreign banking arrangements by U.S. residents and might be required to pay any fees, taxes and charges associated with such delivery assessed in the issuing country.

COVER
Transactions using Forward Contracts, Futures Contracts and options (other than options purchased by the Fund) expose the Fund to an obligation to another party. The Fund will not enter into any such transactions unless it owns either
(1) an offsetting ("covered") position in securities, currencies, or other options, Forward Contracts or Futures Contracts, or (2) cash, receivables and short-term debt securities with a value sufficient at all times to cover its potential obligations not covered as provided in (1) above. The Fund will comply with SEC guidelines regarding cover for these instruments and, if the guidelines so require, set aside cash or liquid securities.

Assets used as cover or held in a segregated account cannot be sold while the position in the corresponding Forward Contract, Futures Contract or option is open, unless they are replaced with other appropriate assets. If a large portion of the Fund's assets are used for cover or otherwise set aside, it could affect portfolio management or the Fund's ability to meet redemption requests or other current obligations.

                  Statement of Additional Information Page 13

                      GT GLOBAL LATIN AMERICA GROWTH FUND

                                  RISK FACTORS

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ILLIQUID SECURITIES

The Fund may invest up to 10% of its net assets in illiquid securities. Securities may be considered illiquid if the Fund cannot reasonably expect within seven days to sell the securities for approximately the amount at which the Fund values such securities. The sale of illiquid securities, if they can be sold at all, generally will require more time and result in higher brokerage charges or dealer discounts and other selling expenses than will the sale of liquid securities such as securities eligible for trading on U.S. securities exchanges or in the over-the-counter markets. Moreover, restricted securities, which may be illiquid for purposes of this limitation, often sell, if at all, at a price lower than similar securities that are not subject to restrictions on resale.


Illiquid securities include those that are subject to restrictions contained in the securities laws of other countries. However, securities that are freely marketable in the country where they are principally traded, but would not be freely marketable in the United States, will not be considered illiquid. Where registration is required, the Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to sell.

Not   all  restricted  securities   are  illiquid.  In   recent  years  a  large
institutional market has developed for certain securities that are not registered under the Securities Act of 1933, as amended ("1933 Act"), including private placements, repurchase agreements, commercial paper, foreign securities and corporate bonds and notes. These instruments are often restricted securities because the securities are sold in transactions not requiring registration. Institutional investors generally will not seek to sell these instruments to the general public, but instead will often depend either on an efficient institutional market in which such unregistered securities can be readily resold or on an issuer's ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions is not dispositive of the liquidity of such investments.

Rule 144A under the 1933 Act establishes a "safe harbor" from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers. Institutional markets for restricted securities have developed as a result of Rule 144A, providing both readily ascertainable values for restricted securities and the ability to liquidate an investment to satisfy share redemption orders. Such markets include automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the National Association of Securities Dealers, Inc. An insufficient number of qualified institutional buyers interested in purchasing Rule 144A-eligible restricted securities held by the Fund, however, could affect adversely the marketability of such portfolio securities and the Fund might be unable to dispose of such securities promptly or at favorable prices.


With respect to liquidity determinations generally, the Company's Board of Directors has the ultimate responsibility for determining whether specific securities, including restricted securities pursuant to Rule 144A under the 1933 Act, are liquid or illiquid. The Board has delegated the function of making day-to-day determinations of liquidity to the Manager in accordance with procedures approved by the Company's Board of Directors. The Manager takes into account a number of factors in reaching liquidity decisions, including, but not limited to: (i) the frequency of trading in the security; (ii) the number of dealers who make quotes for the security; (iii) the number of dealers that have undertaken to make a market in the security; (iv) the number of other potential purchasers; and (v) the nature of the security and how trading is effected (e.g., the time needed to sell the security, how offers are solicited and the mechanics of transfer). The Manager monitors the liquidity of securities in the Fund's portfolio and periodically reports such determinations to the Board of Directors. Moreover, as noted in the Prospectus, certain securities, such as those subject to repatriation restrictions of more than seven days, will generally be treated as illiquid.


More than 10% of the Fund's total assets may consist of illiquid securities from time to time either because of adverse events which occur following the purchase of the securities which cause them to become illiquid or because liquid

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                      GT GLOBAL LATIN AMERICA GROWTH FUND
securities are sold to meet redemption requests or other needs of the Fund. Illiquid securities are more difficult to value accurately due to, among other things, the fact that such securities often trade infrequently or only in smaller amounts.

FOREIGN SECURITIES
    POLITICAL, SOCIAL AND ECONOMIC RISKS. Investing in securities of Latin American companies may entail additional risks due to the potential political, social and economic instability of certain countries and the risks of expropriation, nationalization, confiscation or the imposition of restrictions on foreign investment, convertibility of currencies into U.S. dollars and on repatriation of capital invested. In the event of such expropriation, nationalization or other confiscation by any country, the Fund could lose its entire investment in any such country.

In addition, even though opportunities for investment may exist in Latin American countries, any change in the leadership or policies of the governments of those countries or in the leadership or policies of any other government which exercises a significant influence over those countries, may halt the expansion of or reverse the liberalization of foreign investment policies now occurring and thereby eliminate any investment opportunities which may currently exist.

Investors should note that upon the accession to power of authoritarian regimes, the governments of a number of Latin American countries previously expropriated large quantities of real and personal property, similar to the property which will be represented by the securities purchased by the Fund. The claims of property owners against those governments were never finally settled. There can be no assurance that any property represented by securities purchased by the Fund will not also be expropriated, nationalized, or otherwise confiscated. If such confiscation were to occur, the Fund could lose a substantial portion of its investments in such countries. The Fund's investments would similarly be adversely affected by exchange control regulations in any of those countries.

    RELIGIOUS AND ETHNIC INSTABILITY. Certain countries in which the Fund may invest may have groups that advocate radical religious or revolutionary philosophies or support ethnic independence. Any disturbance on the part of such individuals could carry the potential for widespread destruction or confiscation of property owned by individuals and entities foreign to such country and could cause the loss of the Fund's investment in those countries. Instability may also result from, among other things: (i) authoritarian governments or military involvement in political and economic decision-making, including changes in government through extra-constitutional means; (ii) popular unrest associated with demands for improved political, economic and social conditions; and (iii) hostile relations with neighboring or other countries. Such political, social and economic instability could disrupt the principal financial markets in which the Fund invests and adversely affect the value of the Fund's assets.

    FOREIGN INVESTMENT RESTRICTIONS. Certain countries prohibit or impose substantial restrictions on investments in their capital markets, particularly their equity markets, by foreign entities such as the Fund. These restrictions or controls may at times limit or preclude investment in certain securities and may increase the cost and expenses of the Fund. For example, certain countries require prior governmental approval before investments by foreign persons may be made, or limit the amount of investment by foreign persons in a particular company, or limit the investment by foreign persons to only a specific class of securities of a company that may have less advantageous terms than securities of the company available for purchase by nationals. Moreover, the national policies of certain countries may restrict investment opportunities in issuers or industries deemed sensitive to national interests. In addition, some countries require governmental approval for the repatriation of investment income, capital or the proceeds of securities sales by foreign investors. In addition, if there is a deterioration in a country's balance of payments or for other reasons, a country may impose restrictions on foreign capital remittances abroad. The Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation, as well as by the application to it of other restrictions on investments.


    NON-UNIFORM CORPORATE DISCLOSURE STANDARDS AND GOVERNMENTAL
REGULATION. Foreign companies are subject to accounting, auditing and financial standards and requirements that differ, in some cases significantly, from those applicable to U.S. companies. In particular, the assets, liabilities and profits appearing on the financial statements of such a company may not reflect its financial position or results of operations in the way they would be reflected had such financial statements been prepared in accordance with U.S. generally accepted accounting principles. Most of the foreign securities held by the Fund will not be registered with the SEC or regulators of any foreign country, nor will the issuers thereof be subject to the SEC's reporting requirements. Thus, there will be less available information concerning most foreign issuers of securities held by the Fund than is available concerning U.S. issuers. In instances where the financial statements of an issuer are not deemed to reflect accurately the financial situation of the issuer, the Manager will take appropriate steps to evaluate the proposed investment, which may include on-site inspection of the issuer, interviews with its management and consultations with accountants, bankers and other specialists. There is substantially less publicly available information about foreign issuers, including Latin American companies and the governments of Latin American countries, than there are reports and ratings published about U.S. companies and the U.S. government. In addition, where public information is


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                      GT GLOBAL LATIN AMERICA GROWTH FUND

available, it may be less reliable than such information regarding U.S. issuers. In addition, for companies that keep accounting records in local currency, inflation accounting rules in some Latin American countries require, for both tax and accounting purposes, that certain assets and liabilities be restated on the company's balance sheet in order to express items in terms of currency of constant purchasing power. Inflation accounting may indirectly generate losses or profits. Issuers of securities in foreign jurisdictions are generally not subject to the same degree of regulation as are U.S. issuers with respect to such matters as restrictions on market manipulation, insider trading rules, shareholder proxy requirements and timely disclosure of information.


    CURRENCY FLUCTUATIONS. Because the Fund under normal circumstances will invest a substantial portion of its total assets in the securities of foreign issuers which are denominated in foreign currencies, the strength or weakness of the U.S. dollar against such foreign currencies will account for part of the Fund's investment performance. A decline in the value of any particular currency against the U.S. dollar will cause a decline in the U.S. dollar value of the Fund's holdings of securities and cash denominated in such currency and, therefore, will cause an overall decline in the Fund's net asset value and any net investment income and capital gains derived from such securities to be distributed in U.S. dollars to shareholders of the Fund. Moreover, if the value of the foreign currencies in which the Fund receives its income falls relative to the U.S. dollar between receipt of the income and the making of Fund distributions, the Fund may be required to liquidate securities in order to make distributions if the Fund has insufficient cash in U.S. dollars to meet distribution requirements.


The rate of exchange between the U.S. dollar and other currencies is determined by several factors including the supply and demand for particular currencies, central bank efforts to support particular currencies, the movement of interest rates, and pace of business activity in the other countries and the United States, and other economic and financial conditions affecting the world economy.


Although the Fund values its assets daily in terms of U.S. dollars, the Fund does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. The Fund will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to sell that currency to the dealer.

Certain Latin American countries may have managed currencies which are maintained at artificial levels to the U.S. dollar rather than at levels determined by the market. This type of system can lead to sudden and large adjustments in the currency which, in turn, can have a disruptive and negative effect on foreign investors. For example, in late 1994 the value of the Mexican peso lost more than one-third of its value relative to the dollar. Certain Latin American countries also may restrict the free conversion of their currency into foreign currencies, including the U.S. dollar. There is no significant foreign exchange market for certain currencies and it would, as a result, be difficult for the Fund to engage in foreign currency transactions designed to protect the value of the Fund's certain interests in securities denominated in such currencies.

    ADVERSE MARKET CHARACTERISTICS. Securities of many foreign issuers may be less liquid and their prices more volatile than securities of comparable U.S. issuers. In addition, foreign securities markets and brokers are generally subject to less governmental supervision and regulation than in the United States, and foreign securities transactions are usually subject to fixed commissions, which are generally higher than negotiated commissions on U.S. transactions. In addition, foreign securities transactions may be subject to difficulties associated with the settlement of such transactions. Delays in settlement could result in temporary periods when assets of the Fund are uninvested and no return is earned thereon. The inability of the Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of a portfolio security due to settlement problems either could result in losses to the Fund due to subsequent declines in value of the portfolio security or, if the Fund has entered into a contract to sell the security, could result in possible liability to the purchaser. The Manager will consider such difficulties when determining the allocation of the Fund's assets, although the Manager does not believe that such difficulties will have a material adverse effect on the Fund's portfolio trading activities.

A high proportion of the shares of many Latin American companies may be held by a limited number of persons, which may further limit the number of shares available for investment by the Fund. A limited number of issuers in most, if not all, Latin American securities markets may represent a disproportionately large percentage of market capitalization and trading value. The limited liquidity of Latin American securities markets also may affect the Fund's ability to acquire or dispose of securities at the price and time it wishes to do so. In addition, certain Latin American securities markets, including those of Argentina, Brazil, Chile and Mexico, are susceptible to being influenced by large investors trading

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                      GT GLOBAL LATIN AMERICA GROWTH FUND
significant blocks of securities or by large dispositions of securities resulting from the failure to meet margin calls when due.

The high volatility of certain Latin American securities markets is evidenced by dramatic movements in the Brazilian and Mexican markets in recent years. This market volatility may result in greater volatility in the Fund's net asset value than would be the case for companies investing in domestic securities. If the Fund were to experience unexpected net redemptions, it could be forced to sell securities in its portfolio without regard to investment merit, thereby decreasing the asset base over which Fund expenses can be spread and possibly reducing the Fund's rate of return.

    SPECIAL CONSIDERATIONS AFFECTING EMERGING MARKETS. Emerging securities markets, such as the markets of Latin America, are substantially smaller, less developed, less liquid and more volatile than the major securities markets. The limited size of emerging securities markets and limited trading volume in issuers compared to the volume of trading in U.S. securities could cause prices to be erratic for reasons apart from factors that affect the quality of the securities. For example, limited market size may cause prices to be unduly influenced by traders who control large positions. Adverse publicity and investors' perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of portfolio securities, especially in these markets. In addition, securities traded in certain emerging markets may be subject to risks due to the inexperience of financial intermediaries, a lack of modern technology, the lack of a sufficient capital base to expand business operations, and the possibility of permanent or temporary termination of trading.

Settlement mechanisms in emerging securities markets may be less efficient and reliable than in more developed markets. In such emerging securities markets there may be share registration and delivery delays or failures.

Most Latin American countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. This has, in turn, lead to high interest rates, extreme measures by governments to keep inflation in check and a generally debilitating effect on economic growth. Inflation and rapid fluctuations in inflation rates and corresponding currency devaluations have had and may continue to have negative effects on the economies and securities markets of certain Latin American countries.

It should be noted that some Latin American countries require governmental approval for the repatriation of investment income, capital or the proceeds of securities sales by foreign investors. For instance, at present, capital invested directly in Chile cannot under most circumstances be repatriated for at least one year. The Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation, as well as by the application to it of other restrictions on investments.

    SOVEREIGN DEBT. Sovereign Debt generally offers high yields, reflecting not only perceived credit risk, but also the need to compete with other local investments in domestic financial markets. Certain Latin American countries are among the largest debtors to commercial banks and foreign governments. A sovereign debtor's willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor's policy towards the International Monetary Fund and the political constraints to which a sovereign debtor may be subject. Sovereign debtors may default on their Sovereign Debt. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a sovereign debtor's implementation of economic reforms and/or economic performance and the timely service of such debtor's obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due, may result in the cancellation of such third parties' commitments to lend funds to the sovereign debtor, which may further impair such debtor's ability or willingness to timely service its debts.

In recent years, some of the Latin American countries in which the Fund expects to invest have encountered difficulties in servicing their Sovereign Debt. Some of these countries have withheld payments of interest and/or principal of Sovereign Debt. These difficulties have also led to agreements to restructure external debt obligations -- in particular, commercial bank loans, typically by rescheduling principal payments, reducing interest rates and extending new credits to finance interest payments on existing debt. In the future, holders of Sovereign Debt may be requested to participate in similar reschedulings of such debt.

The ability of Latin American governments to make timely payments on their Sovereign Debt is likely to be influenced strongly by a country's balance of trade and its access to trade and other international credits. A country whose exports are concentrated in a few commodities could be vulnerable to a decline in the international prices of one or more of such commodities. Increased protectionism on the part of a country's trading partners could also adversely affect its exports.

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                      GT GLOBAL LATIN AMERICA GROWTH FUND
Such events could diminish a country's trade account surplus, if any. To the extent that a country receives payment for its exports in currencies other than hard currencies, its ability to make hard currency payments could be affected.

The occurrence of political, social or diplomatic changes in one or more of the countries issuing Sovereign Debt could adversely affect the Fund's investments. The countries issuing such instruments are faced with social and political issues and some of them have experienced high rates of inflation in recent years and have extensive internal debt. Among other effects, high inflation and internal debt service requirements may adversely affect the cost and availability of future domestic sovereign borrowing to finance governmental programs, and may have other adverse social, political and economic consequences. Political changes or a deterioration of a country's domestic economy or balance of trade may affect the willingness of countries to service their Sovereign Debt. While the Manager intends to manage the Fund's portfolio in a manner that will minimize the exposure to such risks, there can be no assurance that adverse political changes will not cause the Fund to suffer a loss of interest or principal on any of its holdings.

Periods of economic uncertainty may result in the volatility of market prices of Sovereign Debt and in turn, the Fund's net asset value, to a greater extent than the volatility inherent in domestic securities. The value of Sovereign Debt will likely vary inversely with changes in prevailing interest rates, which are subject to considerable variance in the international market. If the Fund were to experience unexpected net redemptions, it may be forced to sell Sovereign Debt in its portfolio without regard to investment merit, thereby decreasing its asset base over which Fund expenses can be spread and possibly reducing its rate of return.

    WITHHOLDING TAXES. The Fund's net investment income from foreign issuers may be subject to withholding taxes by the foreign issuer's country, thereby reducing the Fund's net investment income or delaying the receipt of income where those taxes may be recaptured. See "Taxes."

--------------------------------------------------------------------------------

                             INVESTMENT LIMITATIONS

--------------------------------------------------------------------------------
The Fund has adopted the following investment limitations as fundamental policies which (unless otherwise noted) may not be changed without approval by the holders of the lesser of (i) 67% of the Fund's shares represented at a meeting at which more than 50% of the outstanding shares are represented, and
(ii) more than 50% of the outstanding shares.

The Fund may not:

        (1) Invest 25% or more of the value of its total assets in the securities of issuers conducting their principal business activities in the same industry, except that this limitation shall not apply to securities issued or guaranteed as to principal and interest by the U.S. Government or any of its agencies or instrumentalities;

        (2) Buy or sell real estate (including real estate limited partnerships) or commodities or commodity contracts; however, the Fund may invest in debt securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein, including real estate investment trusts, and may purchase or sell currencies (including forward currency exchange contracts), futures contracts and related options generally as described in the Prospectus and this Statement of Additional Information;

        (3) Engage in the business of underwriting securities of other issuers, except to the extent that the disposal of an investment position may technically cause it to be considered an underwriter as that term is defined under the 1933 Act;

        (4) Make loans, except that the Fund may purchase debt securities and enter into repurchase agreements and may make loans of portfolio securities;

        (5) Purchase securities on margin, provided that the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities; except that it may make margin deposits in connection with futures contracts;

        (6) Borrow money except from banks for temporary or emergency purposes not in excess of 33 1/3% of the value of the Fund's total assets (at the lower of cost or fair market value). The Fund will not purchase securities while borrowings (including reverse repurchase agreements) in excess of 5% of its total assets are outstanding. This

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                      GT GLOBAL LATIN AMERICA GROWTH FUND
    restriction shall not prevent the Fund from entering into reverse repurchase agreements, provided that reverse repurchase agreements, and any other transactions constituting borrowing by the Fund may not exceed one-third of the Fund's total assets. In the event that the asset coverage for the Fund's borrowings falls below 300%, the Fund will reduce, within three days (excluding Sundays and holidays), the amount of its borrowings in order to provide for 300% asset coverage;

        (7) Mortgage, pledge, or hypothecate any of its assets, provided that this restriction shall not apply to the transfer of securities in connection with any permissible borrowing or to collateral arrangements in connection with permissible activities; or

        (8) Invest in direct interests or leases in oil, gas, or other mineral exploration or development programs; however, the Fund may invest in the securities of companies that engage in these activities.

For purposes of the Fund's concentration policy contained in limitation (1), above, the Fund intends to comply with the SEC staff position that securities issued or guaranteed as to principal and interest by any single foreign government are considered to be securities of issuers in the same industry.


The following operating policies of the Fund are not fundamental policies and may be changed by vote of the Company's Board of Directors without shareholder approval. The Fund may not:


        (1) Invest in securities of an issuer if the investment would cause the Fund to own more than 10% of any class of securities of any one issuer;

        (2) Invest in companies for the purpose of exercising control or management;

        (3) Invest more than 10% of its net assets in illiquid securities, including securities that are illiquid by virtue of the absence of a readily available market; or

        (4) Enter into a futures contract, an option on a futures contract, or an option on foreign currency traded on a CFTC-regulated exchange, in each case other than for BONA FIDE hedging purposes (as defined by the CFTC), if the aggregate initial margin and premiums required to establish all of those positions (excluding the amount by which options are "in-the-money") exceeds 5% of the liquidation value of the Fund's portfolio, after taking into account unrealized profits and unrealized losses on any contracts the Fund has entered into.

The Fund has the authority to invest up to 10% of its total assets in shares of other investment companies pursuant to the 1940 Act. The Fund may not invest more than 5% of its total assets in any one investment company or acquire more than 3% of the outstanding voting securities of any one investment company.

Investors should refer to the Prospectus for further information with respect to the Fund's investment objective, which may not be changed without the approval of the shareholders, and other investment policies, techniques and limitations, which may be changed without shareholder approval.

                  Statement of Additional Information Page 19

                      GT GLOBAL LATIN AMERICA GROWTH FUND

                             EXECUTION OF PORTFOLIO
                                  TRANSACTIONS

--------------------------------------------------------------------------------

Subject to policies established by the Company's Board of Directors, the Manager is responsible for the execution of the Fund's portfolio transactions and the selection of broker/dealers who execute such transactions on behalf of the Fund. In executing transactions, the Manager seeks the best net results for the Fund, taking into account such factors as the price (including the applicable brokerage commission or dealer spread), size of the order, difficulty of execution and operational facilities of the firm involved. While the Manager generally seeks reasonably competitive commission rates and spreads, payment of the lowest commission or spread is not necessarily consistent with the best net results. While the Fund may engage in soft dollar arrangements for research services, as described below, the Fund has no obligation to deal with any broker/dealer or group of broker/dealers in the execution of portfolio transactions.

Consistent with the interests of the Fund, the Manager may select brokers to execute the Fund's portfolio transactions on the basis of the research and brokerage services they provide to the Manager for its use in managing the Fund and its other advisory accounts. Such services may include furnishing analyses, reports and information concerning issuers, industries, securities, geographic regions, economic factors and trends, portfolio strategy, and performance of accounts; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). Research and brokerage services received from such brokers are in addition to, and not in lieu of, the services required to be performed by the Manager under the investment management and administration contract. A commission paid to such broker/ dealers may be higher than that which another qualified broker would have charged for effecting the same transaction, provided that the Manager determines in good faith that such commission is reasonable in terms either of that particular transaction or the overall responsibility of the Manager to the Fund and its other clients and that the total commissions paid by the Fund will be reasonable in relation to the benefits it received over the long term. Research services may also be received from dealers who execute Fund transactions in OTC markets.


The Manager may allocate brokerage transactions to broker/dealers who have entered into arrangements under which the broker/dealer allocates a portion of the commissions paid by the Fund toward payment of its expenses, such as transfer agent and custodian fees.


Investment decisions for the Fund and for other investment accounts managed by the Manager are made independently of each other in light of differing conditions. However, the same investment decision may occasionally be made for two or more of such accounts including the Fund. In such cases, simultaneous transactions may occur. Purchases or sales are then allocated as to price or amount in a manner deemed fair and equitable to all accounts involved. While in some cases this practice could have a detrimental effect upon the price or value of the security as far as the Fund is concerned, in other cases the Manager believes that coordination and the ability to participate in volume transactions will be beneficial to the Fund.

Under a policy adopted by the Company's Board of Directors, and subject to the policy of obtaining the best net results, the Manager may consider a broker/dealer's sale of the shares of the Fund and the other funds for which the Manager serves as investment manager in selecting brokers and dealers for the execution of portfolio transactions. This policy does not imply a commitment to execute portfolio transactions through all broker/dealers that sell shares of the Fund and such other funds.

The Fund contemplates purchasing most foreign equity securities in OTC markets or stock exchanges located in the countries in which the respective principal offices of the issuers of the various securities are located, if that is the best available market. The fixed commissions paid in connection with most such foreign stock transactions generally are higher than negotiated commissions on United States transactions. There generally is less government supervision and regulation of foreign stock exchanges and brokers than in the United States. Foreign security settlements may in some instances be subject to delays and related administrative uncertainties.

Foreign equity securities may be held by the Fund in the form of ADRs, ADSs, EDRs, CDRs or securities convertible into foreign equity securities. ADRs, ADSs, EDRs and CDRs may be listed on stock exchanges, or traded in the OTC markets in the United States or Europe, as the case may be. ADRs, like other securities traded in the United States, will be subject to

                  Statement of Additional Information Page 20

                      GT GLOBAL LATIN AMERICA GROWTH FUND
negotiated commission rates. The foreign and domestic debt securities and money market instruments in which the Fund may invest are generally traded in the OTC markets.


The Fund contemplates that, consistent with the policy of obtaining the best net results, brokerage transactions may be conducted through certain companies that are members of Liechtenstein Global Trust. The Company's Board of Directors has adopted procedures in conformity with Rule 17e-1 under the 1940 Act to ensure that all brokerage commissions paid to such affiliates are reasonable and fair in the context of the market in which they are operating. Any such transactions will be effected and related compensation paid only in accordance with applicable SEC regulations. For the Fund's fiscal years ended October 31, 1997, 1996 and 1995, the Fund paid aggregate brokerage commissions of $2,719,660, $2,094,634 and $891,513, respectively.


PORTFOLIO TRADING AND TURNOVER

The Fund engages in portfolio trading when the Manager has concluded that the sale of a security owned by the Fund and/ or the purchase of another security of better value can enhance principal and/or increase income. A security may be sold to avoid any prospective decline in market value, or a security may be purchased in anticipation of a market rise. Consistent with the Fund's investment objective, a security also may be sold and a comparable security purchased coincidentally in order to take advantage of what is believed to be a disparity in the normal yield and price relationship between the two securities. Although the Fund does not intend generally to trade for short-term profits, the securities in the Fund's portfolio will be sold whenever management believes it is appropriate to do so, without regard to the length of time a particular security may have been held. The portfolio turnover rate is calculated by dividing the lesser of sales or purchases of portfolio securities by the Fund's average month-end portfolio value, excluding short-term investments. The Fund's portfolio turnover rate will not be a limiting factor when the Manager deems portfolio changes appropriate. Higher portfolio turnover involves correspondingly greater brokerage commissions and other transaction costs that the Fund will bear directly, and may result in the realization of net capital gains that are taxable when distributed to the Fund's shareholders. The Fund's portfolio turnover rates for the fiscal years ended October 31, 1997 and 1996 were 130% and 101%, respectively.


                  Statement of Additional Information Page 21

                      GT GLOBAL LATIN AMERICA GROWTH FUND

                            DIRECTORS AND EXECUTIVE
                                    OFFICERS

--------------------------------------------------------------------------------

The Company's Directors and Executive Officers are listed below.


NAME, POSITION(S) WITH THE               PRINCIPAL OCCUPATIONS AND BUSINESS
COMPANY AND ADDRESS                      EXPERIENCE FOR PAST 5 YEARS
---------------------------------------  ------------------------------------------------------------------------------------------
William J. Guilfoyle*, 39                Mr. Guilfoyle is President, GT Global, Inc. since 1995; Director, GT Global since 1991;
Director, Chairman of the Board and      Senior Vice President and Director of Sales and Marketing, GT Global from May 1992 to
President                                April 1995; Vice President and Director of Marketing, GT Global from 1987 to 1992;
50 California Street                     Director, Liechtenstein Global Trust AG (holding company of the various international LGT
San Francisco, CA 94111                  companies) Advisory Board since January 1996; Director, G.T. Global Insurance Agency
                                         ("G.T. Insurance") since 1996; President and Chief Executive Officer, G.T. Insurance since
                                         1995; Senior Vice President and Director, Sales and Marketing, G.T. Insurance from April
                                         1995 to November 1995; Senior Vice President, Retail Marketing, G.T. Insurance from 1992 to 1993. Mr. Guilfoyle is also a director or trustee of each of the other investment companies registered under the Investment Company Act of 1940, as amended (the "1940
                                         Act"), that is managed or administered by the Manager.
C. Derek Anderson, 56                    Mr. Anderson is President, Plantagenet Capital Management, LLC (an investment
Director                                 partnership); Chief Executive Officer, Plantagenet Holdings, Ltd. (an investment banking
220 Sansome Street                       firm); Director, Anderson Capital Management, Inc. since 1988; Director, PremiumWear, Inc.
Suite 400                                (formerly Munsingwear, Inc.) (a casual apparel company) and Director, "R" Homes, Inc. and
San Francisco, CA 94104                  various other companies. Mr. Anderson is also a director or trustee of each of the other investment companies registered under the 1940 Act that is managed or administered by the
                                         Manager.
Frank S. Bayley, 58                      Mr. Bayley is a partner of the law firm of Baker & McKenzie, and serves as a Director and
Director                                 Chairman of C.D. Stimson Company (a private investment company). Mr. Bayley is also a
Two Embarcadero Center                   director or trustee of each of the other investment companies registered under the 1940
Suite 2400                               Act that is managed or administered by the Manager.
San Francisco, CA 94111
Arthur C. Patterson, 54                  Mr. Patterson is Managing Partner of Accel Partners (a venture capital firm). He also
Director                                 serves as a director of Viasoft and PageMart, Inc. (both public software companies), as
428 University Avenue                    well as several other privately held software and communications companies. Mr. Patterson
Palo Alto, CA 94301                      is also a director or trustee of each of the other investment companies registered under the 1940 Act that is managed or administered by the Manager.
Ruth H. Quigley, 62                      Miss Quigley is a private investor. From 1984 to 1986, she was President of Quigley
Director                                 Friedlander & Co., Inc. (a financial advisory services firm). Miss Quigley is also a
1055 California Street                   director or trustee of each of the other investment companies registered under the 1940
San Francisco, CA 94108                  Act that is managed or administered by the Manager.
Robert G. Wade, Jr.*, 70                 Mr. Wade is Consultant to Chancellor LGT; Chairman of the Board of Chancellor Capital
Director                                 Management, Inc. from January 1995 to October 1996; President, Chief Executive Officer and
1166 Avenue of the Americas              Chairman of the Board of Chancellor Capital Management, Inc. from 1988 to January 1995.
New York, NY 10036                       Mr. Wade is also a director or trustee of each of the other investment companies registered under the 1940 Act that is managed or administered by the Manager.


--------------

* Mr. Guilfoyle and Mr. Wade are "interested persons" of the Company as defined by the 1940 Act due to their affiliation with the LGT companies.


                  Statement of Additional Information Page 22

                      GT GLOBAL LATIN AMERICA GROWTH FUND


NAME, POSITION(S) WITH THE               PRINCIPAL OCCUPATIONS AND BUSINESS
COMPANY AND ADDRESS                      EXPERIENCE FOR PAST 5 YEARS
---------------------------------------  ------------------------------------------------------------------------------------------
Kenneth W. Chancey, 52            Senior Vice President -- Mutual Fund Accounting, the Manager since 1997;
Vice President and                Vice President -- Mutual Fund Accounting, the Manager from 1992 to 1997;
Principal Accounting Officer      and Vice President, Putnam Fiduciary Trust Company from 1989 to 1992.
50 California Street
San Francisco, CA 94111

Helge K. Lee, 51                  Chief Legal and Compliance Officer -- North America, the Manager since
Vice President                    October 1997; Executive Vice President of the Asset Management Division
50 California Street              of Liechtenstein Global Trust since October 1996; Senior Vice President,
San Francisco, CA 94111           General Counsel and Secretary of Chancellor LGT, GT Global, GT Services
                                  and G.T. Insurance from February 1996 to October 1996; Vice President,
                                  General Counsel and Secretary of LGT Asset Management, Inc., Chancellor
                                  LGT, GT Global, GT Services and G.T. Insurance from May 1994 to February
                                  1996; Senior Vice President, General Counsel and Secretary of
                                  Strong/Corneliuson Management, Inc. and Secretary of each of the Strong
                                  Funds from October 1991 through May 1994.


                            ------------------------


The Board of Directors has a Nominating and Audit Committee, comprised of Miss Quigley and Messrs. Anderson, Bayley and Patterson, which is responsible for nominating persons to serve as Directors, reviewing audits of the Company and its funds and recommending firms to serve as independent auditors for the Company. Each of the Directors and officers of the Company is also a Director and officer of G.T. Investment Portfolios, Inc., and GT Global Floating Rate Fund, Inc., a Trustee and officer of G.T. Global Growth Series, G.T. Global Eastern Europe Fund, G.T. Global Variable Investment Trust, G.T. Global Variable Investment Series, Global High Income Portfolio, Global Investment Portfolio, Floating Rate Portfolio and Growth Portfolio, which are also registered investment companies managed by the Manager. Each Director and Officer serves in total as a Director and/or Trustee and Officer, respectively, of 12 registered investment companies with 42 series managed or administered by the Manager. Each Director, who is not a director, officer or employee of the Manager or any affiliated company is paid aggregate fees of $5,000 per annum, plus $300 per Fund for each meeting of the Board attended, and reimbursed travel and other expenses incurred in connection with attendance at such meetings. Other Directors and officers receive no compensation or expense reimbursement from the Company. For the fiscal year ended October 31, 1997, Mr. Anderson, Mr. Bayley, Mr. Patterson and Miss Quigley, who are not directors, officers or employees of the Manager or any affiliated company, received total compensation of $38,650, $38,650, $27,850 and $38,650, respectively, from the Company for their services as Directors. For the year ended October 31, 1997, Mr. Anderson, Mr. Bayley, Mr. Patterson and Miss Quigley received total compensation of $117,304, $114,386, $88,350 and $111,688, respectively, from the investment companies managed or administered by the Manager for which he or she serves as a Director or Trustee. Fees and expenses disbursed to the Directors contained no accrued or payable pension or retirement benefits. As of January 8, 1998, the Officers and Directors and their families as a group owned in the aggregate beneficially or of record less than 1% of the outstanding shares of the Fund or of all the Company's series in the aggregate.


                  Statement of Additional Information Page 23

                      GT GLOBAL LATIN AMERICA GROWTH FUND

                                   MANAGEMENT

--------------------------------------------------------------------------------

INVESTMENT MANAGEMENT AND ADMINISTRATION
The Manager serves as the Fund's investment manager and administrator under an Investment Management and Administration Contract ("Management Contract") between the Company and the Manager. As investment manager and administrator, the Manager makes all investment decisions for the Fund and administers the Fund's affairs. Among other things, the Manager furnishes the services and pays the compensation and travel expenses of persons who perform the executive, administrative, clerical and bookkeeping functions of the Company and the Fund, and provides suitable office space, necessary small office equipment and utilities.

The Management Contract may be renewed for one-year terms, provided that any such renewal has been specifically approved at least annually by: (i) the Company's Board of Directors, or by the vote of a majority of the Fund's outstanding voting securities (as defined in the 1940 Act), and (ii) a majority of Directors who are not parties to the Management Contract or "interested persons" of any such party (as defined in the 1940 Act), cast in person at a meeting called for the specific purpose of voting on such approval. The Management Contract provides that with respect to the Fund either the Company or the Manager may terminate the Contract without penalty upon sixty (60) days' written notice. The Management Contract terminates automatically in the event of its assignment (as defined in the 1940 Act).


For the fiscal years ended October 31, 1997, 1996 and 1995, the Fund paid investment management and administration fees to the Manager in the amounts of $3,538,586, $3,365,375 and $3,913,429, respectively.


Certain Latin American countries require a local entity to provide administrative services for all direct investments by foreigners. Where required by local law, the Fund intends to retain a local entity to provide such administrative services. The local administrator will be paid a fee by the Fund for its services.

DISTRIBUTION SERVICES
The Fund's Class A and Class B shares are continuously offered through the Fund's principal underwriter and distributor, GT Global, on a "best efforts" basis pursuant to separate Distribution Contracts between the Company and GT Global.

As described in the Prospectus, the Company has adopted a separate Distribution Plan with respect to Class A and Class B of shares of the Fund in accordance with Rule 12b-1 under the 1940 Act (the "Class A Plan" and "Class B Plan" respectively, collectively, "Plans"). The rate of payments by the Fund under the Plans, as described in the Prospectus, may not be increased without the approval of the majority of the outstanding voting securities of the affected class. All expenses for which GT Global is reimbursed under the Class A Plan will have been incurred within one year of such reimbursement. The following table discloses payments made by the Fund to GT Global under the Plans during the Fund's last fiscal year:


                                                                                  CLASS A        CLASS B
                                                                                AMOUNT PAID    AMOUNT PAID
                                                                               -------------  --------------
Year ended Oct. 31, 1997.....................................................  $   1,011,259  $   1,587,737


In approving the Plans, the Directors determined that each Plan was in the best interests of the shareholders of the Fund. Agreements related to the Plans must also be approved by such vote of the Directors, including a majority of the Directors who are not "interested persons" of the Company (as defined in the 1940 Act) and who have no direct or indirect financial interests in the operations of the plans, or in any agreement related thereto.

Each Plan requires that, at least quarterly, the Directors review the amounts expended thereunder and the purposes for which such expenditures were made. Each Plan requires that so long as they are in effect the selection and nomination of Directors who are not "interested persons" of the Company will be committed to the discretion of the Directors who are not "interested persons" of the Company, as defined in the 1940 Act.

                  Statement of Additional Information Page 24

                      GT GLOBAL LATIN AMERICA GROWTH FUND

As discussed in the Prospectus, GT Global collects sales charges on sales of Class A shares of the Fund, retains certain amounts of such charges and reallows other amounts of such charges to broker/dealers which sell shares. The following table reviews the extent of such activity for the Fund during the periods shown:


                                                                                SALES CHARGES    AMOUNTS       AMOUNTS
YEAR ENDED OCT. 31,                                                               COLLECTED     RETAINED      REALLOWED
------------------------------------------------------------------------------  -------------  -----------  -------------
1997..........................................................................   $   168,598   $    50,871  $     117,727
1996..........................................................................       262,651        98,352        164,299
1995..........................................................................     2,082,087       291,788      1,790,299



GT Global receives any contingent deferred sales charges ("CDSCs") payable with respect to redemptions of Class B shares and certain Class A shares. For the fiscal year ended October 31, 1997, GT Global collected CDSCs in the amount of $923,769. For the fiscal year ended October 31, 1996, GT Global collected CDSCs in the amount of $843,024. For the fiscal year ended October 31, 1995, GT Global collected CDSCs in the amount of $760,248. Purchases of Class A shares exceeding $500,000 may be subject to a contingent deferred sales charge upon redemption.


TRANSFER AGENCY AND ACCOUNTING AGENCY SERVICES

The  Transfer  Agent  has  been  retained by  the  Fund  to  perform shareholder servicing, reporting and general transfer agent functions for the Fund. For these services, the Transfer Agent receives an annual maintenance fee of $17.50 per account, a new account fee of $4.00 per account, a per transaction fee of $1.75 for all transactions other than exchanges and a per exchange fee of $2.25. The Transfer Agent is also reimbursed by the Fund for its out-of-pocket expenses for such items as postage, forms, telephone charges, stationary and office supplies. The Manager serves as the Fund's pricing and accounting agent. For the fiscal years ended October 31, 1995 and October 31, 1996, and October 31, 1997 the Fund paid accounting services fees to the Manager of $24,138, $86,436 and $90,733 respectively.


EXPENSES OF THE FUND
The Fund pays all expenses not assumed by the Manager, GT Global and other agents. These expenses include, in addition to the advisory, distribution, transfer agency, pricing and accounting agency and brokerage fees discussed above, legal and audit expenses, custodian fees, directors' fees, organizational fees, fidelity bond and other insurance premiums, taxes, extraordinary expenses and the expenses of reports and prospectuses sent to existing investors. The allocation of general Company expenses and expenses shared by the Fund and other funds organized as series of the Company with one another are allocated on a basis deemed fair and equitable, which may be based on the relative net assets of the Fund or the nature of the services performed and relative applicability to the Fund. Expenditures, including costs incurred in connection with the purchase or sale of portfolio securities, which are capitalized in accordance with generally accepted accounting principles applicable to investment companies, are accounted for as capital items and not as expenses. The ratio of the Fund's expenses to its relative net assets can be expected to be higher than the expense ratios of funds investing solely in domestic securities, since the cost of maintaining the custody of foreign securities and the rate of investment management fees paid by the Fund generally are higher than the comparable expenses of such other funds.

--------------------------------------------------------------------------------

                            VALUATION OF FUND SHARES

--------------------------------------------------------------------------------

As described in the Prospectus, the Fund's net asset value per share for each class of shares is determined at the close of regular trading on the NYSE (currently 4:00 p.m. Eastern Time) (unless weather, equipment failure or other factors contribute to an earlier closing time) on each day for which the NYSE is open for business. Currently, the NYSE is closed on weekends and on certain days relating to the following holidays: New Year's Day, Presidents' Day, Good Friday, Memorial Day, July 4th, Labor Day, Thanksgiving Day and Christmas Day.

Equity securities, including ADRs, ADSs, CDRs and EDRs, which are traded on stock exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange determined by the Manager to be the primary market. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation.

                  Statement of Additional Information Page 25

                      GT GLOBAL LATIN AMERICA GROWTH FUND

Long-term debt obligations are valued at the mean of representative quoted bid and asked prices for such securities or, if such prices are not available, at prices for securities of comparable maturity, quality and type; however, when the Manager deems it appropriate, prices obtained for the day of valuation from a bond pricing service will be used. Short-term debt investments are amortized to maturity based on their cost, adjusted for foreign exchange translation, provided such valuations represent fair value.

Options on indices, securities and currencies purchased by the Fund are valued at their last bid price in the case of listed options or, in the case of OTC options, at the average of the last bid prices obtained from dealers unless a quotation from only one dealer is available, in which case only that dealer's price will be used. The value of each security denominated in a currency other than U.S. dollars will be translated into U.S. dollars at the prevailing exchange rate as determined by the Manager on that day. When market quotations for futures and options on futures held by the Fund are readily available, those positions will be valued based upon such quotations.

Securities and other assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Company's Board of Directors. The valuation procedures applied in any specific instance are likely to vary from case to case. However, consideration is generally given to the financial position of the issuer and other fundamental analytical data relating to the investment and to the nature of the restrictions on disposition of the securities (including any registration expenses that might be borne by the Fund in connection with such disposition). In addition, specific factors are also generally considered, such as the cost of the investment, the market value of any unrestricted securities of the same class (both at the time of purchase and at the time of valuation), the size of the holding, the prices of any recent transactions or offers with respect to such securities and any available analysts' reports regarding the issuer.

The fair value of any other assets is added to the value of all securities positions to arrive at the value of the Fund's total assets. The Fund's liabilities, including accruals for expenses, are deducted from its total assets. Once the total value of the Fund's net assets is so determined, that value is then divided by the total number of shares outstanding (excluding treasury shares), and the result, rounded to the nearer cent, is the net asset value per share.

Any assets or liabilities initially denominated in terms of foreign currencies are translated into U.S. dollars at the official exchange rate or at the mean of the current bid and asked prices of such currencies against the U.S. dollar last quoted by a major bank that is a regular participant in the foreign exchange market or on the basis of a pricing service that takes into account the quotes provided by a number of such major banks. If none of these alternatives are available or none are deemed to provide a suitable methodology for converting a foreign currency into U.S. dollars, the Board of Directors in good faith will establish a conversion rate for such currency.

Latin American securities trading may not take place on all days on which the NYSE is open. Further, trading takes place in various foreign markets on days on which the NYSE is not open. Consequently, the calculation of the Fund's net asset value may not take place contemporaneously with the determination of the prices of securities held by the Fund. Events affecting the values of portfolio securities that occur between the time their prices are determined and the close of regular trading on the NYSE will not be reflected in the Fund's net asset value unless the Manager, under the supervision of the Company's Board of Directors, determines that the particular event would materially affect net asset value. As a result, the Fund's net asset value may be significantly affected by such trading on days when a shareholder cannot purchase or redeem shares of the Fund.

                  Statement of Additional Information Page 26

                      GT GLOBAL LATIN AMERICA GROWTH FUND

                 INFORMATION RELATING TO SALES AND REDEMPTIONS

--------------------------------------------------------------------------------

PAYMENT AND TERMS OF OFFERING

Payment for Class A or Class B shares purchased should accompany the purchase order, or funds should be wired to the Transfer Agent as described in the Prospectus. Payment for Fund shares, other than by wire transfer, must be made by check or money order drawn on a U.S. bank. Checks or money orders must be payable in U.S. dollars.


As a condition of this offering, if an order to purchase either class of shares is cancelled due to nonpayment (for example, because a check is returned for "not sufficient funds"), the person who made the order will be responsible for any loss incurred by the Fund by reason of such cancellation, and if such purchaser is a shareholder, the Fund shall have the authority as agent of the shareholder to redeem shares in his or her account at their then-current net asset value per share to reimburse the Fund for the loss incurred. Investors whose purchase orders have been cancelled due to nonpayment may be prohibited from placing future orders.

The Fund reserves the right at any time to waive or increase the minimum requirements applicable to initial or subsequent investments with respect to any person or class of persons. An order to purchase shares is not binding on the Fund until it has been confirmed in writing by the Transfer Agent (or other arrangements made with the Fund, in the case of orders utilizing wire transfer of funds, as described above) and payment has been received. To protect existing shareholders, the Fund reserves the right to reject any offer for a purchase of shares by any individual.

SALES OUTSIDE THE UNITED STATES
Sales of Fund shares made through brokers outside the United States will be at net asset value plus a sales commission, if any, established by that broker or by local law. Such a commission, if any, may be more or less than the sales charges listed in the sales charge table included in the Prospectus.

AUTOMATIC INVESTMENT PLAN -- CLASS A SHARES AND CLASS B SHARES
To establish participation in the Fund's Automatic Investment Plan ("AIP"), investors or their broker/dealers should specify whether the investment will be in Class A shares or Class B shares and send the following documents to the Transfer Agent: (1) an AIP Application; (2) a Bank Authorization Form; and (3) a voided personal check from the pertinent bank account. The necessary forms are provided at the back of the Fund's Prospectus. Provided that an investor's bank accepts the Bank Authorization Form, investment amounts will be drawn on the designated dates (monthly on the 25th day or beginning quarterly on the 25th day of the month the investor first selects) in order to purchase full and fractional shares of the Fund at the public offering price determined on that day. If the 25th day falls on a Saturday, Sunday or holiday, shares will be purchased on the next business day. If an investor's check is returned because of insufficient funds, a stop payment order or the account is closed, the AIP may be discontinued, and any share purchase made upon deposit of such check may be cancelled. Furthermore, the shareholder will be liable for any loss incurred by the Fund by reason of such cancellation. Investors should allow one month for the establishment of an AIP. An AIP may be terminated by the Transfer Agent or the Fund upon thirty days' written notice or by the participant, at any time without penalty, upon written notice to the Fund or the Transfer Agent.

LETTER OF INTENT -- CLASS A SHARES

A Letter of Intent ("LOI") is not a binding obligation to purchase the indicated amount. While Class A shares are held in escrow under an LOI to ensure payment of applicable sales charges if the indicated amount is not met, all dividends and other distributions on the escrowed shares will be reinvested in additional Class A shares or paid in cash, as specified by the shareholder. If the intended investment is not completed within the specified thirteen-month period, the purchaser must remit to GT Global the difference between the sales charge actually paid and the sales charge which would have been applicable if the total Class A purchases had been made at a single time. If this amount is not paid to GT Global within twenty days after written request, the appropriate number of escrowed shares will be redeemed and the proceeds paid to GT Global.


                  Statement of Additional Information Page 27

                      GT GLOBAL LATIN AMERICA GROWTH FUND

A registered investment adviser, trust company or trust department seeking to execute an LOI as a single purchaser with respect to accounts over which it exercises investment discretion is required to provide the Transfer Agent with information establishing that it has discretionary authority with respect to the money invested (e.g., by providing a copy of the pertinent investment advisory agreement). Class A shares purchased in this manner must be registered with the Transfer Agent so that only the investment adviser, trust company or trust department, and not the beneficial owner, will be able to place purchase, redemption and exchange orders.

INDIVIDUAL RETIREMENT ACCOUNTS ("IRAS") AND OTHER TAX-DEFERRED PLANS
Class A or Class B shares may be purchased as the underlying investment for an IRA meeting the requirements of sections 408(a), 408A or 530 of the Internal Revenue Code of 1986, as amended ("Code"), as well as for qualified retirement plans described in Code Section 401 and custodial accounts complying with Code
Section 403(b)(7).

IRAS: If you have earned income from employment (including self-employment), you can contribute each year to an IRA up to the lesser of (1) $2,000 for yourself or $4,000 for you and your spouse, regardless of whether your spouse is employed, or (2) 100% of compensation. Some individuals may be able to take an income tax deduction for the contribution. Regular contributions may not be made for the year you become 70 1/2 or thereafter. Unless your and your spouse's earnings exceed a certain level, you also may establish an "education IRA" and/or a "Roth IRA." Although contributions to these new types of IRAs are nondeductible, withdrawals from them will be tax-free under certain circumstances. Please consult your tax adviser for more information. IRA applications are available from brokers or GT Global.

ROLLOVER IRAS: Individuals who receive distributions from qualified retirement plans (other than required distributions) and who wish to keep their savings growing tax-deferred can roll over (or make a direct transfer of) their distribution to a Rollover IRA. These accounts can also receive rollovers or transfers from an existing IRA. If an "eligible rollover distribution" from a qualified employer-sponsored retirement plan is not directly rolled over to an IRA (or certain qualified plans), withholding at the rate of 20% will be required for federal income tax purposes. A distribution from a qualified plan that is not an "eligible rollover distribution," including a distribution that is one of series of substantially equal periodic payments, generally is subject to regular wage withholding or withholding at the rate of 10% (depending on the type and amount of the distribution), unless you elect not to have any withholding apply. Please consult your tax adviser for more information.

SEP-IRAS: Simplified employee pension plans ("SEPs" or "SEP-IRAs") provide self-employed individuals (and any eligible employees) with benefits similar to Keogh plans (I.E., self-employed individual retirement plans) or Code Section
401(k) plans, but with fewer administrative requirements and therefore potentially lower annual administration expenses.

CODE SECTION 403(B)(7) CUSTODIAL ACCOUNTS: Employees of public schools and most other tax-exempt organizations can make pre-tax salary reduction contributions to these accounts.

PROFIT-SHARING   (INCLUDING   SECTION   401(K))  AND   MONEY   PURCHASE  PENSION
PLANS: Corporations and other employers can sponsor these qualified defined contribution plans for their employees. A Section 401(k) plan, a type of profit-sharing plan, additionally permits the eligible, participating employees to make pre-tax salary reduction contributions to the plan (up to certain limits).

SIMPLE PLANS: Employers with no more than 100 employees that do not maintain another retirement plan may establish a Savings Incentive Match Plan for Employees ("SIMPLE") either as separate IRAs or as part of a Section 401(k) plan. SIMPLEs are not subject to the complicated nondiscrimination rules that generally apply to qualified retirement plans.

EXCHANGES BETWEEN FUNDS
Shares of the Fund may be exchanged for shares of the corresponding class of other GT Global Mutual Funds, based on their respective net asset values without imposition of any sales charges, provided the registration remains identical. The exchange privilege is not an option or right to purchase shares but is permitted under the current policies of the respective GT Global Mutual Funds. The privilege may be discontinued or changed at any time by any of those funds upon sixty days' written notice to the shareholders of the fund and is available only in states where the exchange may be made legally. Before purchasing shares through the exercise of the exchange privilege, a shareholder should obtain and read a copy of the prospectus of the fund to be purchased and should consider its investment objective(s).

                  Statement of Additional Information Page 28

                      GT GLOBAL LATIN AMERICA GROWTH FUND

TELEPHONE REDEMPTIONS

A corporation or partnership wishing to utilize telephone redemption services must submit a "Corporate Resolution" or "Certificate of Partnership" indicating the names, titles and the required number of signatures of persons authorized to act on its behalf. The certificate must be signed by a duly authorized officer(s), and, in the case of a corporation, the corporate seal must be affixed. All shareholders may request that redemption proceeds be transmitted by bank wire upon request directly to the shareholder's predesignated account at a domestic bank or savings institution if the proceeds are at least $500. Costs in connection with the administration of this service, including wire charges, currently are borne by the Fund. Proceeds of less than $500 will be mailed to the shareholder's registered address of record. The Fund and the Transfer Agent reserve the right to refuse any telephone instructions and may discontinue the aforementioned redemption options upon fifteen days' written notice.


SYSTEMATIC WITHDRAWAL PLAN
Shareholders owning Class A or Class B shares with a value of $10,000 or more may establish a Systematic Withdrawal Plan ("SWP"). Under a SWP, a shareholder will receive monthly or quarterly payments, in amounts of not less than $100 per payment, through the automatic redemption of the necessary number of shares on the designated dates (monthly on the 25th day or beginning quarterly on the 25th day of the month the investor first selects). If the 25th day falls on a Saturday, Sunday or holiday, the redemption will take place on the prior business day. Certificates, if any, for the shares being redeemed must be held by the Transfer Agent. Checks will be made payable to the designated recipient and mailed within seven days. If the recipient is other than the registered shareholder, the signature of each shareholder must be guaranteed on the SWP application (see "How to Redeem Shares" in the Prospectus). A corporation (or partnership) also must submit a "Corporation Resolution" or "Certification of Partnership" indicating the names, titles and signatures of the individuals authorized to act on its behalf, and the SWP application must be signed by a duly authorized officer(s) and the corporate seal affixed.

With respect to a SWP, the maximum annual SWP withdrawal is 12% of the initial account value. Withdrawals in excess of 12% of the initial account value annually may result in assessment of a contingent deferred sales charge. See "How to Invest" in the Prospectus.

Shareholders should be aware that such systematic withdrawals may deplete or use up entirely the initial investment and result in the realization of long-term or short-term capital gains or losses. The SWP may be terminated at any time by the Transfer Agent or the Fund upon thirty days' written notice or by a shareholder upon written notice to the Fund or the Transfer Agent. Applications and further details regarding establishment of a SWP are provided at the back of the Fund's Prospectus.

SUSPENSION OF REDEMPTION PRIVILEGES

The Fund may suspend redemption privileges or postpone the date of payment for more than seven days after a redemption order is received during any period (1) when the NYSE is closed other than customary weekend and holiday closings, or trading on the NYSE is restricted as directed by the SEC, (2) when an emergency exists, as defined by the SEC, which makes it not reasonably practicable for the Fund to dispose of securities owned by it or fairly to determine the value of its assets, or (3) as the SEC may otherwise permit.


REDEMPTIONS IN KIND

It is possible that conditions may arise in the future which would, in the opinion of the Company's Board of Directors, make it undesirable for the Fund to pay for all redemptions in cash. In such cases, the Board may authorize payment to be made in portfolio securities or other property of the Fund, so-called "redemptions in kind." Payment of redemptions in kind will be made in readily marketable securities. Such securities would be valued at the same value assigned to them in computing the net asset value per share. Shareholders receiving such securities would incur brokerage costs in selling any such securities so received. However, despite the foregoing, the Company has filed with the SEC an election pursuant to Rule 18f-1 under the 1940 Act. This means that the Fund will pay in cash all requests for redemption made by any shareholder of record, limited in amount with respect to each shareholder during any ninety-day period to the lesser of $250,000 or 1% of the net asset value of the Fund at the beginning of such period. This election will be irrevocable so long as Rule 18f-1 remains in effect, unless the SEC by order upon application permits the withdrawal of such election.


                  Statement of Additional Information Page 29

                      GT GLOBAL LATIN AMERICA GROWTH FUND

                                     TAXES

--------------------------------------------------------------------------------

GENERAL
To continue to qualify for treatment as a regulated investment company ("RIC") under the Code, the Fund must distribute to its shareholders for each taxable year at least 90% of its investment company taxable income (consisting generally of net investment income, net short-term capital gain and net gains from certain foreign currency transactions) ("Distribution Requirement") and must meet several additional requirements. These requirements include the following: (1) the Fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities or foreign currencies, or other income (including gains from options, Futures or Forward Contracts) derived with respect to its business of investing in securities or those currencies ("Income Requirement"); (2) at the close of each quarter of the Fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs and other securities, with these other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund's total assets and that does not represent more than 10% of the issuer's outstanding voting securities; and (3) at the close of each quarter of the Fund's taxable year, not more than 25% of the value of its total assets may be invested in securities (other than U.S. government securities or the securities of other RICs) of any one issuer.

Dividends and other distributions declared by the Fund in, and payable to shareholders of record as of a date in, October, November or December of any year will be deemed to have been paid by the Fund and received by the shareholders on December 31 of that year if the distributions are paid by the Fund during the following January. Accordingly, those distributions will be taxed to shareholders for the year in which that December 31 falls.

A portion of the dividends from the Fund's investment company taxable income (whether paid in cash or reinvested in additional shares) may be eligible for the dividends-received deduction allowed to corporations. The eligible portion may not exceed the aggregate dividends received by the Fund from U.S. corporations. However, dividends received by a corporate shareholder and deducted by it pursuant to the dividends-received deduction are subject indirectly to the alternative minimum tax.

If Fund shares are sold at a loss after being held for six months or less, the loss will be treated as long-term, instead of short-term, capital loss to the extent of any capital gain distributions received on those shares. Investors also should be aware that if shares are purchased shortly before the record date for any dividend or other distribution, the shareholder will pay full price for the shares and receive some portion of the price back as a taxable distribution.

The Fund will be subject to a nondeductible 4% excise tax ("Excise Tax") to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income for that year and capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts.

FOREIGN TAXES
Dividends and interest received by the Fund, and gains realized thereby, may be subject to income, withholding, or other taxes imposed by foreign countries and U.S. possessions ("foreign taxes") that would reduce the yield and/or total return on its securities. Tax conventions between certain countries and the United States may reduce or eliminate foreign taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors. If more than 50% of the value of the Fund's total assets at the close of its taxable year consists of securities of foreign corporations, the Fund will be eligible to, and may, file an election with the Internal Revenue Service that will enable its shareholders, in effect, to receive the benefit of the foreign tax credit with respect to any foreign taxes paid by it. Pursuant to the election, the Fund would treat those taxes as dividends paid to its shareholders and each shareholder would be required to (1) include in gross income, and treat as paid by him, his share of those taxes, (2) treat his share of those taxes and of any dividend paid by the Fund that represents income from foreign and U.S. possessions sources as his own income from those sources and
(3) either deduct the taxes deemed paid by him in computing his taxable income or, alternatively, use the foregoing information in calculating the foreign tax credit against his federal income tax. The Fund will report to its shareholders shortly after each taxable year their respective shares of the Fund's foreign taxes and income from sources within foreign countries and U.S. possessions if it makes this election. Pursuant to the Taxpayer Relief Act of 1997 ("Tax Act"), individuals who have no more than $300 ($600 for married persons filing jointly) of creditable foreign taxes

                  Statement of Additional Information Page 30

                      GT GLOBAL LATIN AMERICA GROWTH FUND

included on Form 1099 and all of whose foreign source income is "qualified passive income" may elect each year to be exempt from the extremely complicated foreign tax credit limitation and will be able to claim a foreign tax credit without having to file the detailed Form 1116 that otherwise is required.


PASSIVE FOREIGN INVESTMENT COMPANIES
The Fund may invest in the stock of "passive foreign investment companies" ("PFICs"). A PFIC is a foreign corporation -- other than a "controlled foreign corporation" (I.E., a foreign corporation in which, on any day during its taxable year, more than 50% of the total voting power of all voting stock therein or the total value of all stock therein is owned, directly, indirectly or constructively, by "U.S. shareholders," defined as U.S. persons that own, directly, indirectly or constructively, at least 10% of that voting power) as to which the Fund is a U.S. shareholder (effective for its taxable year beginning November 1, 1998) -- that, in general, meets either of the following tests: (1) at least 75% of its gross income is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, the Fund will be subject to federal income tax on a portion of any "excess distribution" received on, or of any gain from the disposition of, stock of a PFIC (collectively "PFIC income"), plus interest thereon, even if the Fund distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in the Fund's investment company taxable income and, accordingly, will not be taxable to the Fund to the extent it distributes that income to its shareholders.

If the Fund invests in a PFIC and elects to treat the PFIC as a "qualified electing fund" ("QEF"), then in lieu of the foregoing tax and interest obligation, the Fund would be required to include in income each year its pro rata share of the QEF's ordinary earnings and net capital gain (I.E., the excess of net long-term capital gain over net short-term capital loss) -- which most likely would have to be distributed by the Fund to satisfy the Distribution Requirement and avoid imposition of the Excise Tax -- even if those earnings and gain were not received by the Fund from the QEF. In most instances it will be very difficult, if not impossible, to make this election because of certain requirements thereof.

Effective for its taxable year beginning November 1, 1998, the Fund may elect to "mark-to-market" its stock in any PFIC. "Marking-to-market," in this context, means including in ordinary income each taxable year the excess, if any, of the fair market value of the stock over the Fund's adjusted basis therein as of the end of that year. Pursuant to the election, the Fund also will be allowed to deduct (as an ordinary, not capital, loss) the excess, if any, of its adjusted basis in PFIC stock over the fair market value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains with respect to that stock included in income by the Fund for prior taxable years. The Fund's adjusted basis in each PFIC's stock subject to the election will be adjusted to reflect the amounts of income included and deductions taken thereunder. Regulations proposed in 1992 would provide a similar election with respect to the stock of certain PFICs.

NON-U.S. SHAREHOLDERS
Dividends paid by the Fund to a shareholder who, as to the United States, is a nonresident alien individual, nonresident alien fiduciary of a trust or estate, foreign corporation or foreign partnership ("foreign shareholder") generally will be subject to U.S. withholding tax (at a rate of 30% or lower treaty rate). Withholding will not apply, however, to a dividend paid by the Fund to a foreign shareholder that is "effectively connected with the conduct of a U.S. trade or business," in which case the reporting and withholding requirements applicable to domestic shareholders will apply. A distribution of net capital gain by the Fund to a foreign shareholder generally will be subject to U.S. federal income tax (at the rates applicable to domestic persons) only if the distribution is "effectively connected" or the foreign shareholder is treated as a resident alien individual for federal income tax purposes.

OPTIONS, FUTURES AND FOREIGN CURRENCY TRANSACTIONS

The Fund's use of hedging transactions, such as selling (writing) and purchasing options and Futures and entering into Forward Contracts, involves complex rules that will determine, for federal income tax purposes, the amount, character and timing of recognition of the gains and losses the Fund realizes in connection therewith. Gains from the disposition of foreign currencies (except certain gains that may be excluded by future regulations), and gains from options, Futures and Forward Contracts derived by the Fund with respect to its business of investing in securities or foreign currencies will qualify as permissible income under the Income Requirement.


Futures and Forward Contracts that are subject to section 1256 of the Code (other than those that are part of a "mixed straddle") ("Section 1256 Contracts") and that are held by the Fund at the end of its taxable year generally will be deemed to have been sold at market value for federal income tax purposes. Sixty percent of any net gain or loss recognized on these deemed sales, and 60% of any net gain or loss realized from any actual sales of Section 1256 Contracts, will be treated as long-term capital gain or loss, and the balance will be treated as short-term capital gain or loss. As of the date of preparation of this Statement of Additional Information, it is not entirely clear whether that 60% portion will qualify for the reduced maximum tax rates on net capital gain enacted by the Tax Act -- 20% (10% for taxpayers in the 15% marginal

                  Statement of Additional Information Page 31

                      GT GLOBAL LATIN AMERICA GROWTH FUND
tax bracket) for gain recognized on capital assets held for more than 18 months -- instead of the 28% rate in effect before that legislation, which now applies to gain recognized on capital assets held for more than one year but not more than 18 months, although technical corrections legislation passed by the House of Representatives late in 1997 would treat it as qualifying therefor.

Section 988 of the Code also may apply to gains and losses from transactions in foreign currencies, foreign-currency-denominated debt securities and options, Futures and Forward Contracts on foreign currencies ("Section 988" gains and losses). Each Section 988 gain or loss generally is computed separately and treated as ordinary income or loss. In the case of overlap between sections 1256 and 988, special provisions determine the character and timing of any income, gain or loss. The Fund attempts to monitor section 988 transactions to minimize any adverse tax impact.


If the Fund has an "appreciated financial position" -- generally, an interest (including an interest through an option, Futures or Forward Contract or short sale) with respect to any stock, debt instrument (other than "straight debt") or partnership interest the fair market value of which exceeds its adjusted basis -- and enters into a "constructive sale" of the same or substantially similar property, the Fund will be treated as having made an actual sale thereof, with the result that gain will be recognized at that time. A constructive sale generally consists of a short sale, an offsetting notional principal contract or Futures or Forward Contract entered into by the Fund or a related person with respect to the same or substantially similar property. In addition, if the appreciated financial position is itself a short sale or such a contract, acquisition of the underlying property or substantially similar property will be deemed a constructive sale.


The foregoing is a general and abbreviated summary of certain federal tax considerations affecting the Fund and its shareholders. Investors are urged to consult their own tax advisers for more detailed information and for information regarding any foreign, state and local taxes applicable to distributions received from the Fund.

--------------------------------------------------------------------------------

                             ADDITIONAL INFORMATION

--------------------------------------------------------------------------------

LIECHTENSTEIN GLOBAL TRUST
Liechtenstein Global Trust AG is composed of the Manager and its worldwide affiliates. Other worldwide affiliates of Liechtenstein Global Trust include LGT Bank in Liechtenstein, an international financial services institution founded in 1920. LGT Bank in Liechtenstein has principal offices in Vaduz, Liechtenstein. Its subsidiaries currently include LGT Bank in Liechtenstein (Deutschland) GmbH and LGT Asset Management AG in Zurich, Switzerland.

Worldwide asset management affiliates also currently include LGT Asset Management PLC in London, England; LGT Asset Management Ltd. in Hong Kong; LGT Asset Management Ltd. in Toyko; LGT Asset Management Pte. Ltd. in Singapore; LGT Asset Management Ltd. in Sydney, Australia; and LGT Asset Management GmbH in Frankfurt.

CUSTODIAN
State Street Bank and Trust Company ("State Street"), 225 Franklin Street, Boston, MA 02110, acts as custodian of the Fund's assets. State Street is authorized to establish and has established separate accounts in foreign currencies and to cause securities of the Fund to be held in separate accounts outside the United States in the custody of non-U.S. banks.

INDEPENDENT ACCOUNTANTS
The Funds' independent accountants are Coopers & Lybrand L.L.P., One Post Office Square, Boston, MA 02109. Coopers & Lybrand L.L.P. will conduct an annual audit of the Fund, assists in the preparation of the Fund's federal and state income tax returns and consults with the Company and the Fund as to matters of accounting, regulatory filings, and federal and state income taxation.

The audited financial statements of the Company included in this Statement of Additional Information have been examined by Coopers & Lybrand L.L.P., as stated in their opinion appearing herein and are included in reliance upon such opinion given upon the authority of that firm as experts in accounting and auditing.

USE OF NAME
The Manager has granted the Company the right to use the "GT" and "GT Global" names and has reserved the right to withdraw its consent to the use of such names by the Company and/or the Fund at any time, or to grant the use of such names to any other company.

                  Statement of Additional Information Page 32

                      GT GLOBAL LATIN AMERICA GROWTH FUND

                               INVESTMENT RESULTS

--------------------------------------------------------------------------------

STANDARDIZED RETURNS
The Fund's "Standardized Returns," as referred to in the Prospectus (see "Other Information -- Performance Information" in the Prospectus), are calculated separately for Class A and Class B shares of the Fund, as follows: Standardized Return (average annual total return ("T")) is computed by using the ending redeeming value ("ERV") of a hypothetical initial investment of $1,000 ("P") over a period of years ("n") according to the following formula as required by the SEC: P(1+T) to the (n)th power = ERV. The following assumptions will be reflected in computations made in accordance with this formula: (1) for Class A shares, deduction of the maximum sales charge of 4.75% from the $1,000 initial investment; (2) for Class B shares, deduction of the applicable contingent deferred sales charge imposed on a redemption of Class B shares held for the period; (3) reinvestment of dividends and other distributions at net asset value on the reinvestment date determined by the Company's Board of Directors; and (4) a complete redemption at the end of any period illustrated.

The Standardized Returns for the Class A and Class B shares of the Fund, stated as average annualized total returns for the periods shown, were:


                                                                                             LATIN AMERICA      LATIN AMERICA
PERIOD                                                                                      FUND (CLASS A)     FUND (CLASS B)
-----------------------------------------------------------------------------------------  -----------------  -----------------
Fiscal year ended Oct. 31, 1997..........................................................           3.37%              3.04%
Oct. 31, 1992 through Oct. 31, 1997......................................................           7.01%               n/a
April 1, 1993 (commencement of operations) through Oct. 31, 1997.........................            n/a               5.20%
Aug. 13, 1991 (commencement of operations) through Oct. 31, 1997.........................           7.23%               n/a


NON-STANDARDIZED RETURNS In addition to Standardized Returns, the Fund may also include in advertisements, sales literature and shareholder reports other total return performance data ("Non-Standardized Return"). Non-Standardized Return is calculated separately for Class A and Class B shares of the Fund and may be calculated according to several different formulas. Non-Standardized Returns may be quoted for the same or different time periods for which Standardized Returns are quoted. Non-Standardized Returns may or may not take sales charges into account; performance data calculated without taking the effect of sales charges into account will be higher than data including the effect of such charges.

Average annual Non-Standardized Return ("T") is computed by using the ending redeeming value ("ERV") of a hypothetical initial investment of $1,000 ("P") over a period of years ("n") according to the following formula as required by the SEC: P(1+T) to the (n)th power = ERV. The following assumptions will be reflected in computations made in accordance with this formula: (1) no deduction of sales charges; (2) reinvestment of dividends and other distributions at net asset value on the reinvestment date determined by the Board; and (3) a complete redemption at the end of any period illustrated.

The average annual Non-Standardized Returns for the Class A and Class B shares of the Fund, stated as average annualized total returns for the periods shown, were:


                                                                                             LATIN AMERICA      LATIN AMERICA
PERIOD                                                                                      FUND (CLASS A)     FUND (CLASS B)
-----------------------------------------------------------------------------------------  -----------------  -----------------
Fiscal year ended Oct. 31, 1997..........................................................           8.52%              8.04%
Oct. 31, 1991 through Oct. 31, 1997......................................................           8.06%               n/a
April 1, 1993 (commencement of operations) through Oct. 31, 1997.........................            n/a               5.56%
Aug. 13, 1991 (commencement of operations) through Oct. 31, 1997.........................           8.07%               n/a


Aggregate Non-Standardized Return ("T") is computed by using the ending value of the account ("VOA") of a hypothetical initial investment of $1,000 ("P") according to the following formula: T = (VOA/P)-1. Aggregate Non-Standardized Return assumes reinvestment of dividends and other distributions and, as set forth below, may or may not take sales charges into account.

                  Statement of Additional Information Page 33

                      GT GLOBAL LATIN AMERICA GROWTH FUND

The aggregate Non-Standardized Returns (not taking sales charges into account) for the Class A and Class B shares of the Fund, stated as aggregate total returns for the periods shown, were:


                                                                                            LATIN AMERICA    LATIN AMERICA
PERIOD                                                                                     FUND (CLASS A)   FUND (CLASS B)
-----------------------------------------------------------------------------------------  ---------------  ---------------
April 1, 1993 (commencement of operations) through Oct. 31, 1997.........................           n/a            28.14%
Aug. 13, 1991 (commencement of operations) through Oct. 31, 1996.........................         62.00%             n/a


The aggregate Non-Standardized Returns (taking sales charges into account) for the Class A and B shares of the Fund, stated as aggregate total returns for the periods shown, were:


                                                                                            LATIN AMERICA    LATIN AMERICA
PERIOD                                                                                     FUND (CLASS A)   FUND (CLASS B)
-----------------------------------------------------------------------------------------  ---------------  ---------------
April 1, 1993 (commencement of operations) through Oct. 31, 1997.........................           n/a            26.14%
Aug. 13, 1991 (commencement of operations) through Oct. 31, 1997.........................         54.30%             n/a


IMPORTANT POINTS TO NOTE ABOUT DATA RELATING TO WORLD EQUITY AND BOND MARKETS The Fund and GT Global may from time to time in advertisements, sales literature and reports furnished to present or prospective shareholders, compare the Fund with the following, among others:

        (1) The Consumer Price Index ("CPI"), which is a measure of the average change in prices over time in a fixed market basket of goods and services (e.g., food, clothing, shelter, fuels, transportation fares, charges for doctors' and dentists' services, prescription medicines, and other goods and services that people buy for day-to-day living). There is inflation risk which does not affect a security's value but its purchasing power, i.e., the risk of changing price levels in the economy that affects security prices or the price of goods and services.


        (2) Data and mutual fund rankings published or prepared by Lipper Analytical Data Services, Inc. ("Lipper"), CDA/Wiesenberger Investment Company Service ("CDA/Wiesenberger"), Morningstar, Inc. ("Morningstar"), Micropal, Inc. and/or other companies that rank and/or compare mutual funds by overall performance, investment objectives, assets, expense levels, periods of existence and/or other factors. In this regard the Fund may be compared to its "peer group" as defined by Lipper, CDA/Wiesenberger, Morningstar and/or other firms, as applicable, or to specific funds or groups of funds within or outside of such peer group. Lipper generally ranks funds on the basis of total return, assuming reinvestment of distributions, but does not take sales charges or redemption fees into consideration, and is prepared without regard to the consequences. In addition to the mutual fund rankings, the Fund's performance may be compared to mutual fund performance indices prepared by Lipper. Morningstar is a mutual fund rating service that also rates mutual funds on the basis of risk-adjusted performance. Morningstar ratings are calculated from a fund's three, five and ten year average annual returns with appropriate fee adjustments and a risk factor that reflects fund performance relative to the three-month U.S. Treasury bill monthly returns. Ten percent of the funds in an investment category receive five stars and 22.5% receive four stars. The ratings are subject to change each month.


        (3) Bear Stearns Foreign Bond Index, which provides simple average returns for individual countries and gross national product ("GNP") weighted index, beginning in 1975. The returns are broken down by local market and currency.

        (4) Ibbotson Associates International Bond Index, which provides a detailed breakdown of local market and currency returns since 1960.

        (5) Standard & Poor's 500 Composite Stock Price Index, which is a widely recognized index composed of the capitalization-weighted average of the price of 500 of the largest publicly traded stocks in the U.S.

        (6) Dow Jones Industrial Average.

        (7) CNBC/Financial News Composite Index.

        (8) Morgan Stanley Capital International World Indices, including, among others, the Morgan Stanley Capital International Europe, Australia, Far East Index ("EAFE Index"). The EAFE index is an unmanaged index of more than 1,000 companies in Europe, Australia and the Far East.

        (9) Morgan Stanley Capital International Latin America Emerging Market Indices, including the Morgan Stanley Emerging Markets Free Latin America Index (which excludes Mexican banks and securities companies which cannot be purchased by foreigners) and the Morgan Stanley Emerging Markets Global Latin America Index. Both

                  Statement of Additional Information Page 34

                      GT GLOBAL LATIN AMERICA GROWTH FUND
    indices include 60% of the market capitalization of the following countries:
    Argentina, Brazil, Chile and Mexico. The indices are weighted by market capitalization and are calculated without dividends reinvested.

       (10) Salomon Brothers World Government Bond Index and Salomon Brothers World Government Bond Index-Non-U.S., each of which is a widely used index composed of world government bonds.

       (11) The World Bank Publication of Trends in Developing Countries ("TIDE"), which provides brief reports on most of the World Bank's borrowing members. The World Development Report is published annually and looks at global and regional economic trends and their implications for the developing economies.

       (12) Salomon Brothers Global Telecommunications Index, which is composed of telecommunications companies in the developing and emerging countries.

       (13) Datastream and Worldscope, each of which is an on-line database retrieval service for information, including international financial and economic data.

       (14) International Financial Statistics, which is produced by the International Monetary Fund.

       (15) Various publications and reports produced by the World Bank and its affiliates.

       (16) Various publications from the International Bank for Reconstruction and Development.

       (17) Various publications produced by ratings agencies such as Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P") and Fitch.

       (18) Wilshire Associates, which is an on-line database for international financial and economic data including performance measure for a wide range of securities.

       (19) Bank Rate National Monitor Index, which is an average of the quoted rates for 100 leading banks and thrifts in ten U.S. cities.

       (20) International Financial Corporation ("IFC") Latin American Indices, which include 60% of the market capitalization in the covered countries and are market weighted. One index includes dividends and one excludes dividends.

       (21) Various publications from the Organization for Economic Cooperation and Development ("OECD").

       (22) Average of savings accounts, which is a measure of all kinds of savings deposits, including longer-term certificates. Savings accounts offer a guaranteed rate of return on principal, but no opportunity for capital growth. During a portion of the period, the maximum rates paid on some savings deposits were fixed by law.


Indices, economic and financial data prepared by the research departments of various financial organizations, such as Salomon Brothers, Inc., Lehman Brothers, Merrill Lynch, Pierce, Fenner & Smith, Inc., Financial Research Corporation, J. P. Morgan, Morgan Stanley, Smith Barney Shearson, S.G. Warburg, Jardine Flemming, The Bank for International Settlements, Asian Development
Bank, Bloomberg, L.P. and Ibbotson Associates, may be used as well as information reported by the Federal Reserve and the respective Central Banks of various nations. In addition, GT Global may use performance rankings, ratings and commentary reported periodically in national financial publications, including Money Magazine, Mutual Fund Magazine, Smart Money, Global Finance, EuroMoney, Financial World, Forbes, Fortune, Business Week, Latin Finance, The Wall Street Journal, Emerging Markets Weekly, Kiplinger's Guide To Personal Finance, Barron's, The Financial Times, USA Today, The New York Times, Far Eastern Economic Review, The Economist and Investors Business Digest. The Fund may compare its performance to that of other compilations or indices of comparable quality to those listed above and other indices that may be developed and made available in the future.


Information relating to foreign market performance, capitalization and diversification is based on sources believed to be reliable but may be subject to revision and has not been independently verified by the Fund or GT Global. The authors and publishers of such material are not to be considered as "experts" under the 1933 Act, on account of the inclusion of such information herein.

A portion of the performance figures for each market includes the positive or negative effects of the currency exchange rates effective at December 31 of each year between the U.S. dollar and currency of the foreign market (e.g., Japanese Yen, German Deutschemark and Hong Kong Dollar). A foreign currency that has strengthened or weakened against the U.S. dollar will positively or negatively affect the reported returns, as the case may be.

                  Statement of Additional Information Page 35

                      GT GLOBAL LATIN AMERICA GROWTH FUND

GT Global believes that this information may be useful to investors considering whether and to what extent to diversify their investments through the purchase of mutual funds investing in securities on a global basis. However, this data is not a representation of the past performance of the Fund, nor is it a prediction of such performance. The performance of the Funds will differ from the historical performance of relevant indices. The performance of indices does not take expenses into account, while each Fund incurs expenses in its operations, which will reduce performance. Each of these factors will cause the performance of each Fund to differ from relevant indices.

From time to time, the Fund and GT Global may refer to the number of shareholders in the Fund or the aggregate number of shareholders in all GT Global Mutual Funds or the dollar amount of Fund assets under management or rankings by DALBAR Surveys, Inc. in advertising materials.

GT  Global  believes  the  Fund  is  an  appropriate  investment  for  long-term
investment  goals,  including  funding  retirement,  paying  for  education   or
purchasing a house. GT Global may provide information designed to help individuals understand their investment goals and explore various financial strategies. For example, GT Global may describe general principles of investing, such as asset allocation, diversification and risk tolerance. The Fund does not represent a complete investment program and the investors should consider the Fund as appropriate for a portion of their overall investment portfolio with regard to their long-term investment goals. There is no assurance that any such information will lead to achieving these goals or guarantee future results.

From time to time, GT Global may refer to or advertise the names of U.S. and non-U.S. companies and their products, although there can be no assurance that any GT Global Mutual Fund may own the securities of these companies.


Ibbotson Associates of Chicago, Illinois ("Ibbotson") provides historical returns of the capital markets in the United States, including common stocks, small capitalization stocks, long-term corporate bonds, intermediate-term government bonds, long-term government bonds, Treasury bills, the U.S. rate of inflation (based on the CPI), and combinations of various capital markets. The performance of these capital markets is based on the returns of different indices.


GT Global Mutual Funds may use the performance of these capital markets in order to demonstrate general risk-versus-reward investment scenarios. Performance comparisons may also include the value of a hypothetical investment in any of these capital markets. The risks associated with the security types in any capital market may or may not correspond directly to those of the Fund. Ibbotson calculates total returns in the same method as the Fund.


The Fund may quote various measures of volatility and benchmark correlation such as beta, standard deviation and R(2) in advertising. In addition, the Fund may compare these measures to those of other funds. Measures of volatility seek to compare the Fund's historical share price fluctuations or total return to those of a benchmark.


The Fund may advertise examples of the effects of periodic investment plans, including the principle of dollar cost averaging programs. In such a program, an investor invests a fixed dollar amount in a fund at periodic intervals, thereby purchasing fewer shares when prices are high and more shares when prices are low. While such a strategy does not assure a profit or guard against loss in a declining market, the investor's average cost per share can be lower than if fixed numbers of shares are purchased at the same intervals. In evaluating such a plan, investors should consider their ability to continue purchasing shares through periods of low price levels.

The Fund may describe in its sales material and advertisements how an investor may invest in GT Global Mutual Funds through various retirement plans or other programs that offer deferral of income taxes on investment earnings and pursuant to which an investor may make deductible contributions. Because of their advantages, these retirement plans and programs may produce returns superior to comparable non-retirement investments. For example, a $10,000 investment earning a taxable return of 10% annually would have an after-tax value of $17,976 after ten years, assuming tax was deducted from the return each year at a 39.6% rate. An equivalent tax-deferred investment would have an after-tax value of $19,626 after ten years, assuming tax was deducted at a 39.6% rate from the deferred earnings at the end of the ten-year period. In sales material and advertisements, the Fund may also discuss these plans and programs. See "Information Relating to Sales and Redemptions -- Individual Retirement Accounts ('IRAs') and Other Tax-Deferred Plans."

GT Global may from time to time in its sales methods and advertising discuss the risks inherent in investing. The major types of investment risk are market risk, industry risk, credit risk, interest rate risk, liquidity risk and inflation risk. Risk represents the possibility that you may lose some or all of your investment over a period of time. A basic tenet of investing is the greater the potential reward, the greater the risk.

                  Statement of Additional Information Page 36

                      GT GLOBAL LATIN AMERICA GROWTH FUND

From time to time, the Fund and GT Global will quote information regarding industries, individual companies, countries, regions, world stock exchanges, and economic and demographic statistics from sources GT Global deems reliable, including the economic and financial data of financial organizations, such as:

 1) Stock market capitalization: Morgan Stanley Capital International World Indices, IFC and Datastream.

 2) Stock market trading volume: Morgan Stanley Capital International World Indices and IFC.

 3) The number of listed companies: IFC, G.T. Guide to World Equity Markets, Salomon Brothers, Inc., and S.G. Warburg.

 4) Wage rates: U.S. Department of Labor Statistics and Morgan Stanley Capital International World Indices.

 5) International industry performance: Morgan Stanley Capital International World Indices, Wilshire Associates and Salomon Brothers, Inc.

 6) Stock  market  performance:  Morgan  Stanley  Capital  International   World
    Indices, IFC and Datastream.

 7) The Consumer Price Index and inflation rate: The World Bank, Datastream and IFC.

 8) Gross Domestic Product ("GDP"): Datastream and The World Bank.

 9) GDP growth rate: IFC, The World Bank and Datastream.

10) Population: The World Bank, Datastream and United Nations.

11) Average annual growth rate (%) of population: The World Bank, Datastream and United Nations.

12) Age distribution within populations: OECD and United Nations.

13) Total exports and imports by year: IFC, The World Bank and Datastream.

14) Top three companies by country, industry or market: IFC, G.T. Guide to World Equity Markets, Salomon Brothers Inc., and S.G. Warburg.

15) Foreign Direct Investments to developing countries: The World Bank and Datastream.

16) Supply, consumption, demand and growth in demand of certain products, services and industries, including, but not limited to, electricity, water, transportation, construction materials, natural resources, technology, other basic infrastructure, financial services, health care services and supplies, consumer products and services and telecommunications equipment and services (sources of such information may include, but would not be limited to, The World Bank, OECD, IMF, Bloomberg and Datastream).

17) Standard deviation and performance returns for U.S. and non-U.S. equity and bond markets: Morgan Stanley Capital International.

18) Countries restructuring their debt, including those under the Brady Plan: the Manager.

19) Political and economic structure of countries: Economist Intelligence Unit.

20) Government and corporate bonds -- credit ratings, yield to maturity and performance returns: Salomon Brothers, Inc.

21) Dividend yields for U.S. and non-U.S. companies: Bloomberg.


From  time  to time,  GT  Global may  include  in its  advertisements  and sales
material,  information  about  privatization,  which  is  an  economic   process
involving the sale of state-owned companies to the private sector.


In advertising and sales materials, GT Global may make reference to or discuss its products, services and accomplishments. Among these accomplishments are that in 1983 the Manager provided assistance to the government of Hong Kong in linking its currency to the U.S. dollar, and that in 1987 Japan's Ministry of Finance licensed LGT Asset Management Ltd. as one of the first foreign discretionary investment management for Japanese investors. Such accomplishments, however, should not be viewed as an endorsement of the Manager by the government of Hong Kong, Japan's Ministry of Finance or any other government or government agency. Nor do any such accomplishments of the Manager provide any assurance that the GT Global Mutual Funds' investment objectives will be achieved.

                  Statement of Additional Information Page 37

                      GT GLOBAL LATIN AMERICA GROWTH FUND

GT GLOBAL ADVANTAGE
As part of Liechtenstein Global Trust, GT Global continues a 75-year tradition of service to individuals and institutions. Today we bring investors a combination of experience, worldwide resources, a global perspective, investment talent and a time-tested investment discipline. With investment professionals in nine offices worldwide, we witness world events and economic developments firsthand. Many of the GT Global Mutual Funds' portfolio managers are natives of the countries in which they invest, speak local languages and/or live or work in the markets they follow.

The key to achieving consistent results is following a disciplined investment process. Our approach to asset allocation takes advantage of GT Global's worldwide presence and global perspective. Our "macroeconomic" worldview determines our overall strategy of regional, country and sector allocations. Our bottom-up process of security selection combines fundamental research with quantitative analysis through our proprietary models.


Built-in checks and balances strengthen the process, enhancing professional experience and judgment with an objective assessment of risk. Ultimately, each security we select has passed a ranking system that helps our portfolio teams determine when to buy and when to sell. With respect to stocks, a global stock research ("GSR") database developed by GT Global is utilized in the selection process. All stocks within the GSR database are systematically ranked by our analysts on a 1-5 basis with 1 representing the most favored. The rankings, along with our quantitative, fundamental research, determine which stocks are bought and sold.


GT Global describes the major stages of economic development as revolving in a "virtuous cycle." From time to time, each Fund and GT Global may discuss the virtuous cycle in its sales literature and advertising. This cycle operates worldwide, forcing companies to become increasingly competitive in an ever-expanding global marketplace. GT Global has identified the following sequential stages within the virtuous cycle:

FALLING BORDERS AND TRADE BARRIERS: Barriers between countries diminish, increasing the potential for world trade and promoting global competition.

CAPITAL FLOWS FROM DEVELOPED MARKETS TO EMERGING MARKETS: As barriers fall, restrictions on the free movement of capital in and out of a country are often reduced or removed. The flow of money from developed to developing markets gains momentum.

INDUSTRIALIZATION OF EMERGING MARKETS: With capital flowing across borders, many developing nations are able to quickly begin their process of industrialization.

INCREASED DEMAND FOR GLOBAL CONSUMER PRODUCTS: As people in emerging markets experience rising standards of living due to increased industrialization, they demand more consumer products which can help spur global trade flows.

GT Global believes that we increasingly live in a world without boundaries in terms of trade, competition and investment opportunities. Therefore, GT Global believes it's becoming more relevant to look at investing in terms of industrial groupings, or themes, as an alternative to the traditional, primary focus on regions. GT Global believes such themes make movement possible between stages in the virtuous cycle of economic progress.

--------------------------------------------------------------------------------

                          DESCRIPTION OF DEBT RATINGS

--------------------------------------------------------------------------------

DESCRIPTION OF BOND RATINGS
    MOODY'S INVESTORS SERVICE, INC. ("Moody's") rates the debt securities issued by various entities from "Aaa" to "C." Investment grade ratings are the first four categories:

        Aaa -- Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

        Aa -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds, because

                  Statement of Additional Information Page 38

                      GT GLOBAL LATIN AMERICA GROWTH FUND
    margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

        A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

        Baa -- Bonds which are rated Baa are considered as medium-grade-obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

        Ba -- Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

        B -- Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

        Caa -- Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

        Ca -- Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

        C -- Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

ABSENCE OF RATING: Where no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue.

Should no rating be assigned, the reason may be one of the following:

    1. An application for rating was not received or accepted.

    2. The issue or issuer belongs to a group of securities or companies that are not rated as a matter of policy.

    3. There is a lack of essential data pertaining to the issue or issuer.

    4. The issue was privately placed, in which case the rating is not published in Moody's publications.

Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

Note: Moody's applies numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa to Caa. The modifier 1 indicates that the Company ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the Company ranks in the lower end of its generic rating category.

    STANDARD & POOR'S, a division of The McGraw-Hill Companies, Inc. ("S&P"), rates the securities debt of various entities in categories ranging from "AAA" to "D" according to quality. Investment grade ratings are the first four categories:

        AAA -- An obligation rated "AAA" has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

        AA  --  An  obligation  rated  "AA"  differs  from  the  highest   rated
    obligations only in a small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

        A -- An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories.

        BBB -- An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

                  Statement of Additional Information Page 39

                      GT GLOBAL LATIN AMERICA GROWTH FUND

        BB, B, CCC, CC, C -- Obligations rated "BB," "B," "CCC," "CC," and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

        BB -- An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

        B -- An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB," but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

        CCC -- An obligation rated "CCC" is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

        CC -- An obligation rated "CC" is currently highly vulnerable to nonpayment.

        C -- The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

        D -- An obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

PLUS (+) OR MINUS (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

NR: Indicates that no public rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

DESCRIPTION OF COMMERCIAL PAPER RATINGS
    MOODY'S employs the designation "Prime-1" to indicate commercial paper having a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity. Issues rated Prime-2 have a strong ability for repayment of senior short-term debt obligations. This normally will be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

    S&P ratings of commercial paper are graded into several categories ranging from "A1" for the highest quality obligations to "D" for the lowest. Issues in the "A" category are delineated with numbers 1, 2, and 3 to indicate the relative degree of safety. A-1 -- This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics will be denoted with a plus sign (+) designation. A-2 -- Capacity for timely payments on issues with this designation is satisfactory; however, the relative degree of safety is not as high as for issues designated "A-1."

--------------------------------------------------------------------------------

                              FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

The audited financial statements of the Fund as of October 31, 1997, and for the fiscal year then ended, appear on the following pages.


                  Statement of Additional Information Page 40

                      GT GLOBAL LATIN AMERICA GROWTH FUND

                       REPORT OF INDEPENDENT ACCOUNTANTS

--------------------------------------------------------------------------------

ANNUAL REPORT
To the Shareholders of GT Global Latin America Growth Fund and Board of Directors of G.T. Investment Funds, Inc.:

We have audited the accompanying statement of assets and liabilities of GT Global Latin America Growth Fund, one of the funds organized as a series of G.T. Investment Funds, Inc., including the portfolio of investments, as of October 31, 1997, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1997 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and the financial highlights referred to above present fairly, in all material respects, the financial position of GT Global Latin America Growth Fund as of October 31, 1997, the results of operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with generally accepted accounting principles.

                                                        COOPERS & LYBRAND L.L.P.

BOSTON, MASSACHUSETTS
DECEMBER 15, 1997

                                       F1

                      GT GLOBAL LATIN AMERICA GROWTH FUND

                            PORTFOLIO OF INVESTMENTS

                                October 31, 1997

--------------------------------------------------------------------------------

                                                                                           VALUE         % OF NET
EQUITY INVESTMENTS                                             COUNTRY      SHARES        (NOTE 1)        ASSETS
-------------------------------------------------------------  --------   -----------   ------------   -------------
Services (28.3%)
  Telecomunicacoes Brasileiras S.A. (Telebras): .............   BRZL               --             --        10.4
    TELEPHONE NETWORKS
    ADR{\/} .................................................   --            208,900   $ 21,203,350          --
    Common ..................................................   --        106,900,000      9,502,114          --
  Telefonos de Mexico, S.A. de C.V. "L" - ADR{\/} ...........   MEX           170,500      7,374,125         2.5
    TELEPHONE NETWORKS
  Cifra, S.A. de C.V.: ......................................   MEX                --             --         2.3
    RETAILERS-OTHER
    "C" .....................................................   --          3,340,500      5,800,868          --
    "B" - ADR{\/} ...........................................   --            335,792        648,079          --
    "A" .....................................................   --            104,372        192,244          --
  Compania Anonima Nacional Telefonos de Venezuela (CANTV) -
   ADR{\/} ..................................................   VENZ          147,400      6,448,750         2.2
    TELEPHONE NETWORKS
  Telefonica del Peru S.A. - ADR{\/} ........................   PERU          254,100      5,018,475         1.7
    TELEPHONE NETWORKS
  Companhia de Saneamento Basico do Estado de Sao Paulo -
   SABESP-/- ................................................   BRZL       26,748,622      4,852,798         1.7
    BUSINESS & PUBLIC SERVICES
  Cia de Telecomunicaciones de Chile S.A. - ADR{\/} .........   CHLE          163,000      4,523,250         1.5
    TELEPHONE NETWORKS
  Telecomunicacoes de Sao Paulo S.A. (TELESP): ..............   BRZL               --             --         1.2
    TELEPHONE NETWORKS
    Preferred ...............................................   --         11,109,390      2,902,308          --
    Common-/- ...............................................   --          2,802,000        597,306          --
  Santa Isabel S.A. - ADR{\/} ...............................   CHLE          181,100      3,350,350         1.1
    RETAILERS-FOOD
  Telecomunicacoes do Rio de Janeiro S.A. (TELERJ)
   Preferred ................................................   BRZL       34,694,581      3,304,546         1.1
    TELEPHONE NETWORKS
  Controladora Comercial Mexicana, S.A. de C.V.: ............   MEX                --             --         1.0
    RETAILERS-FOOD
    UBC .....................................................   --          2,682,000      2,665,940          --
    GDR{\/} .................................................   --             13,900        276,263          --
  Telefonica de Argentina S.A. - ADR{\/} ....................   ARG            90,900      2,556,563         0.9
    TELEPHONE NETWORKS
  Grupo Televisa, S.A. de C.V. - GDR-/- {\/} ................   MEX            47,000      1,457,000         0.5
    BROADCASTING & PUBLISHING
  Supermercados Unimarc S.A. - ADR (Chile){\/} -/- ..........   CHLE           33,000        495,000         0.2
    RETAILERS-FOOD
                                                                                        ------------
                                                                                          83,169,329
                                                                                        ------------
Energy (24.6%)
  Centrais Eletricas Brasileiras S.A. (Eletrobras): .........   BRZL               --             --         4.7
    ELECTRICAL & GAS UTILITIES
    "B" Preferred ...........................................   --         20,252,000      8,762,885          --
    Common-/- ...............................................   --         11,999,000      4,843,573          --
  Petroleo Brasileiro S.A. (Petrobras) Preferred ............   BRZL       48,642,000      9,045,365         3.1
    OIL
  C.A. La Electricidad de Caracas ...........................   VENZ        5,672,038      7,456,318         2.5
    ELECTRICAL & GAS UTILITIES
  Light - Servicos de Electricidade S.A. ....................   BRZL       17,602,000      5,843,915         2.0
    ELECTRICAL & GAS UTILITIES

    The accompanying notes are an integral part of the financial statements.

                                       F2

                      GT GLOBAL LATIN AMERICA GROWTH FUND

                                October 31, 1997

--------------------------------------------------------------------------------

                                                                                           VALUE         % OF NET
EQUITY INVESTMENTS                                             COUNTRY      SHARES        (NOTE 1)        ASSETS
-------------------------------------------------------------  --------   -----------   ------------   -------------
Energy (Continued)
  Enersis S.A. - ADR{\/} ....................................   CHLE          174,500   $  5,758,500         2.0
    ELECTRICAL & GAS UTILITIES
  Empresa Nacional de Electricidad S.A. - ADR{\/} ...........   CHLE          254,300      5,117,788         1.7
    ELECTRICAL & GAS UTILITIES
  YPF S.A. - ADR{\/} ........................................   ARG           148,900      4,764,800         1.6
    OIL
  Companhia Energetica de Minas Gerais (CEMIG) - ADR{\/} ....   BRZL          112,200      4,488,000         1.5
    ELECTRICAL & GAS UTILITIES
  Harken Energy Corp.-/- ....................................   US            674,500      4,426,406         1.5
    OIL
  Chilgener S.A. - ADR{\/} ..................................   CHLE          121,819      3,289,113         1.1
    ELECTRICAL & GAS UTILITIES
  Light - Participacoes S.A. ................................   BRZL       10,585,000      2,707,701         0.9
    ELECTRICAL & GAS UTILITIES
  Companhia Brasileira de Petroleo Ipiranga S.A.
   Preferred ................................................   BRZL      173,785,000      2,522,279         0.9
    OIL
  Perez Companc S.A. "B" ....................................   ARG           377,196      2,362,665         0.8
    OIL
  Compania Paulista de Forca e Luz ..........................   BRZL        5,030,000        736,842         0.3
    ELECTRICAL & GAS UTILITIES
                                                                                        ------------
                                                                                          72,126,150
                                                                                        ------------
Materials/Basic Industry (13.4%)
  Kimberly-Clark de Mexico, S.A. de C.V. "A" ................   MEX         2,614,000     11,520,383         3.9
    PAPER/PACKAGING
  Apasco, S.A. de C.V. ......................................   MEX         1,331,000      8,129,461         2.8
    CEMENT
  Companhia Vale do Rio Doce Preferred ......................   BRZL          306,600      5,923,966         2.0
    METALS - STEEL
  Sociedad Quimica y Minera de Chile S.A. - ADR{\/} .........   CHLE           95,100      4,933,313         1.7
    CHEMICALS
  Grupo Industrial Minera Mexico "L" ........................   MEX         1,406,724      4,178,055         1.4
    METALS - NON-FERROUS
  Industrias Penoles S.A. (CP) ..............................   MEX           978,200      3,895,228         1.3
    METALS - NON-FERROUS
  Corporacion Venezolana de Cementos, S.A.C.A.: .............   VENZ               --             --         0.3
    CEMENT
    "A" .....................................................   --            347,758        704,225          --
    "B" .....................................................   --            161,928        324,987          --
                                                                                        ------------
                                                                                          39,609,618
                                                                                        ------------
Multi-Industry/Miscellaneous (10.6%)
  Alfa, S.A. de C.V. "A" ....................................   MEX         1,356,600      9,942,984         3.4
    CONGLOMERATE
  Grupo Carso, S.A. de C.V. "A1" ............................   MEX         1,357,000      8,629,545         2.9
    MULTI-INDUSTRY
  Sanluis Corporacion, S.A. de C.V.-/- ......................   MEX           830,200      6,442,750         2.2
    CONGLOMERATE
  Desc, S.A. de C.V. - ADR{\/} ..............................   MEX            93,800      3,177,475         1.1
    CONGLOMERATE

    The accompanying notes are an integral part of the financial statements.

                                       F3

                      GT GLOBAL LATIN AMERICA GROWTH FUND

                                October 31, 1997

--------------------------------------------------------------------------------

                                                                                           VALUE         % OF NET
EQUITY INVESTMENTS                                             COUNTRY      SHARES        (NOTE 1)        ASSETS
-------------------------------------------------------------  --------   -----------   ------------   -------------
Multi-Industry/Miscellaneous (Continued)
  Empresas La Moderna, S.A. de C.V. "A"-/- ..................   MEX           355,000   $  1,743,114         0.6
    MULTI-INDUSTRY
  Commercial Del Plata-/- ...................................   ARG           697,410      1,032,786         0.4
    CONGLOMERATE
                                                                                        ------------
                                                                                          30,968,654
                                                                                        ------------
Finance (9.9%)
  Uniao Bancos Brasileiras "A" Preferred ....................   BRZL      247,114,000      6,271,997         2.1
    BANKS-MONEY CENTER
  Banco LatinoAmericano de Exportaciones S.A. (Bladex)
   "E"{\/} ..................................................   PAN            89,035      3,539,141         1.2
    OTHER FINANCIAL
  Banco BHIF - ADR-/-{\/} ...................................   CHLE          195,500      3,396,813         1.2
    BANKS-MONEY CENTER
  Grupo Financiero Banorte "B"-/- ...........................   MEX         2,279,000      3,138,743         1.1
    BANKS-MONEY CENTER
  Credicorp Ltd. - ADR{\/} ..................................   PERU          140,320      2,516,990         0.9
    BANKS-MONEY CENTER
  Administradora de Fondos de Pensiones Provida S.A. -
   ADR{\/} ..................................................   CHLE          149,900      2,510,825         0.9
    INVESTMENT MANAGEMENT
  Banco Provincial S.A. .....................................   VENZ        1,196,992      2,390,332         0.8
    BANKS-MONEY CENTER
  Banco de A. Edwards - ADR{\/} .............................   CHLE          125,100      2,173,613         0.7
    BANKS-MONEY CENTER
  Banco Frances del Rio de la Plata S.A. - ADR{\/} ..........   ARG            58,000      1,428,250         0.5
    BANKS-MONEY CENTER
  ARA, S.A. de C.V.-/- ......................................   MEX           230,000        848,383         0.3
    REAL ESTATE
  Banco Wiese - ADR{\/} .....................................   PERU          131,400        730,913         0.2
    BANKS-MONEY CENTER
                                                                                        ------------
                                                                                          28,946,000
                                                                                        ------------
Consumer Non-Durables (8.1%)
  Fomento Economico Mexicano, S.A. de C.V. "B" ..............   MEX         1,274,500      9,005,449         3.1
    BEVERAGES - ALCOHOLIC
  Grupo Industrial Maseca, S.A. de C.V. "B" .................   MEX         4,980,000      4,830,898         1.6
    FOOD
  Companhia Cervejaria Brahma Preferred .....................   BRZL        6,838,000      4,279,949         1.5
    BEVERAGES - ALCOHOLIC
  Compania Cervecerias Unidas S.A. - ADR{\/} ................   CHLE          138,800      3,383,250         1.2
    BEVERAGES - ALCOHOLIC
  Mavesa S.A. - ADR{\/} .....................................   VENZ          147,500      1,106,250         0.4
    FOOD
  Sudamtex de Venezuela "B" - ADR{\/} .......................   VENZ           53,200        691,600         0.2
    TEXTILES & APPAREL
  Embotelladora Andina S.A. - ADR{\/} .......................   CHLE           15,000        360,000         0.1
    BEVERAGES - NON-ALCOHOLIC
  Cerveceria Backus & Johnston S.A. "T" .....................   PERU           75,905         69,463          --
    BEVERAGES - ALCOHOLIC
                                                                                        ------------
                                                                                          23,726,859
                                                                                        ------------

    The accompanying notes are an integral part of the financial statements.

                                       F4

                      GT GLOBAL LATIN AMERICA GROWTH FUND

                                October 31, 1997

--------------------------------------------------------------------------------

                                                                                           VALUE         % OF NET
EQUITY INVESTMENTS                                             COUNTRY      SHARES        (NOTE 1)        ASSETS
-------------------------------------------------------------  --------   -----------   ------------   -------------
Consumer Durables (0.9%)
  Brasmotor S.A. Preferred ..................................   BRZL       18,327,000   $  2,576,819         0.9
    APPLIANCES & HOUSEHOLD DURABLES
                                                                                        ------------       -----

TOTAL EQUITY INVESTMENTS (cost $290,305,760) ................                            281,123,429        95.8
                                                                                        ------------       -----

                                                                            NO. OF         VALUE         % OF NET
RIGHTS                                                         COUNTRY      RIGHTS        (NOTE 1)        ASSETS
-------------------------------------------------------------  --------   -----------   ------------   -------------
  Telecomunicacoes do Rio de Janeiro S.A. (TELERJ) Rights -
   Preferred, expire 11/12/97 ...............................   BRZL        1,689,830         22,993          --
    TELEPHONE NETWORKS
  Telecomunicacoes de Sao Paulo S.A. (TELESP) Rights, expire
   11/12/97 .................................................   BRZL          513,280            466          --
    TELEPHONE NETWORKS
                                                                                        ------------       -----

TOTAL RIGHTS (cost $0) ......................................                                 23,459          --
                                                                                        ------------       -----

                                                                           PRINCIPAL       VALUE         % OF NET
FIXED INCOME INVESTMENTS                                       CURRENCY     AMOUNT        (NOTE 1)        ASSETS
-------------------------------------------------------------  --------   -----------   ------------   -------------
Corporate Bonds (0.0%)
  Brazil (0.0%)
    Companhia Vale do Rio Doce - Non Convertible (cost
     $0) ....................................................   BRL           276,400             --          --
                                                                                        ------------       -----

TOTAL INVESTMENTS (cost $290,305,760)  * ....................                            281,146,888        95.8
Other Assets and Liabilities ................................                             12,433,174         4.2
                                                                                        ------------       -----

NET ASSETS ..................................................                           $293,580,062       100.0
                                                                                        ------------       -----
                                                                                        ------------       -----

--------------

       {\/}  U.S. currency denominated.
        -/-  Non-income producing security.
          * For Federal income tax purposes, cost is $290,596,548 and appreciation (depreciation) is as follows:

                 Unrealized appreciation:         $  26,409,562
                 Unrealized depreciation:           (35,859,222)
                                                  -------------
                 Net unrealized depreciation:     $  (9,449,660)
                                                  -------------
                                                  -------------

    Abbreviations:
    ADR--American Depository Receipt
    GDR--Global Depository Receipt

    The accompanying notes are an integral part of the financial statements.

                                       F5

                      GT GLOBAL LATIN AMERICA GROWTH FUND

                                October 31, 1997

--------------------------------------------------------------------------------
The Fund's Portfolio of Investments at October 31, 1997, was concentrated in the following countries:

                                          PERCENTAGE OF NET ASSETS{d}
                                         -----------------------------
                                                   SHORT-TERM
COUNTRY (COUNTRY CODE/CURRENCY CODE)     EQUITY    & OTHER       TOTAL
--------------------------------------   -----     -------       -----
Argentina (ARG/ARS) ..................    4.2                      4.2
Brazil (BRZL/BRL) ....................   34.3                     34.3
Chile (CHLE/CLP) .....................   13.4                     13.4
Mexico (MEX/MXN) .....................   32.0                     32.0
Panama (PAN/PND) .....................    1.2                      1.2
Peru (PERU/PES) ......................    2.8                      2.8
United States (US/USD) ...............    1.5       4.2            5.7
Venezuela (VENZ/VEB) .................    6.4                      6.4
                                         -----     -------       -----
Total  ...............................   95.8       4.2          100.0
                                         -----     -------       -----
                                         -----     -------       -----

--------------

{d}  Percentages indicated are based on net assets of $293,580,062.

    The accompanying notes are an integral part of the financial statements.

                                       F6

                      GT GLOBAL LATIN AMERICA GROWTH FUND

                              STATEMENT OF ASSETS
                                 AND LIABILITIES
                                October 31, 1997

--------------------------------------------------------------------------------

Assets:
  Investments in securities, at value (cost $290,305,760) (Note 1).............................  $281,146,888
  U.S. currency.....................................................................  $     924
  Foreign currencies (cost $44,025).................................................     44,033       44,957
                                                                                      ---------
  Receivable for Fund shares sold..............................................................   14,119,361
  Receivable for securities sold...............................................................    4,099,448
  Dividends receivable.........................................................................      686,435
  Miscellaneous receivable.....................................................................       19,727
                                                                                                 -----------
    Total assets...............................................................................  300,116,816
                                                                                                 -----------
Liabilities:
  Payable for loan outstanding (Note 1)........................................................    3,238,000
  Payable for Fund shares repurchased..........................................................    2,418,769
  Payable for investment management and administration fees (Note 2)...........................      305,562
  Payable for service and distribution expenses (Note 2).......................................      233,877
  Payable for transfer agent fees (Note 2).....................................................      174,161
  Payable for printing and postage expenses....................................................       87,242
  Payable for professional fees................................................................       37,498
  Payable for custodian fees (Note 1)..........................................................       17,552
  Payable for registration and filing fees.....................................................        5,729
  Payable for Directors' fees and expenses (Note 2)............................................        5,654
  Payable for fund accounting fees (Note 2)....................................................        5,612
  Other accrued expenses.......................................................................        7,098
                                                                                                 -----------
    Total liabilities..........................................................................    6,536,754
                                                                                                 -----------
Net assets.....................................................................................  $293,580,062
                                                                                                 -----------
                                                                                                 -----------
Class A:
Net asset value and redemption price per share ($159,496,474 DIVIDED BY 8,177,513 shares
 outstanding)..................................................................................  $     19.50
                                                                                                 -----------
                                                                                                 -----------
Maximum offering price per share (100/95.25 of $19.50) *.......................................  $     20.47
                                                                                                 -----------
                                                                                                 -----------
Class B:+
Net asset value and offering price per share ($133,448,007 DIVIDED BY 6,939,727 shares
 outstanding)..................................................................................  $     19.23
                                                                                                 -----------
                                                                                                 -----------
Advisor Class:
Net asset value, offering price per share, and redemption price per share ($635,581 DIVIDED BY
 32,476 shares outstanding)....................................................................  $     19.57
                                                                                                 -----------
                                                                                                 -----------
Net assets consist of:
  Paid in capital (Note 4).....................................................................  $317,756,097
  Undistributed net investment income..........................................................      219,672
  Accumulated net realized loss on investments and foreign currency transactions...............  (15,230,114)
  Net unrealized depreciation on translation of assets and liabilities in foreign currencies...       (6,721)
  Net unrealized depreciation of investments...................................................   (9,158,872)
                                                                                                 -----------
Total -- representing net assets applicable to capital shares outstanding......................  $293,580,062
                                                                                                 -----------
                                                                                                 -----------

--------------
   * On sales of $50,000 or more, the offering price is reduced.
   + Redemption price per share is equal to the net asset value per share less any applicable contingent deferred sales charge.

    The accompanying notes are an integral part of the financial statements.

                                       F7

                      GT GLOBAL LATIN AMERICA GROWTH FUND

                            STATEMENT OF OPERATIONS

                          Year ended October 31, 1997

--------------------------------------------------------------------------------

Investment income: (Note 1)
  Dividend income (net of foreign withholding tax of $266,649)..............................  $ 8,471,075
  Interest income...........................................................................      530,160
                                                                                              -----------
    Total investment income.................................................................    9,001,235
                                                                                              -----------
Expenses:
  Investment management and administration fees (Note 2)....................................    3,538,586
  Service and distribution expenses: (Note 2)
    Class A....................................................................  $ 1,011,259
    Class B....................................................................    1,587,737    2,598,996
                                                                                 -----------
  Transfer agent fees (Note 2)..............................................................    1,261,524
  Custodian fees (Note 1)...................................................................      196,565
  Printing and postage expenses.............................................................      175,200
  Fund accounting fees (Note 2).............................................................       90,733
  Audit fees................................................................................       73,365
  Registration and filing fees..............................................................       64,495
  Legal fees................................................................................       17,155
  Directors' fees and expenses (Note 2).....................................................       13,140
  Other expenses (Note 1)...................................................................      215,751
                                                                                              -----------
    Total expenses before reductions........................................................    8,245,510
                                                                                              -----------
      Expense reductions (Notes 1 & 6)......................................................     (361,233)
                                                                                              -----------
    Total net expenses......................................................................    7,884,277
                                                                                              -----------
Net investment income.......................................................................    1,116,958
                                                                                              -----------
Net realized and unrealized gain (loss) on investments and foreign currencies:
  (Note 1)
  Net realized gain on investments.............................................   85,442,902
  Net realized loss on foreign currency transactions...........................     (897,287)
                                                                                 -----------
    Net realized gain during the year.......................................................   84,545,615
  Net change in unrealized depreciation on translation of assets and
   liabilities in foreign currencies...........................................       25,640
  Net change in unrealized depreciation of investments.........................  (47,707,162)
                                                                                 -----------
    Net unrealized depreciation during the year.............................................  (47,681,522)
                                                                                              -----------
Net realized and unrealized gain on investments and foreign currencies......................   36,864,093
                                                                                              -----------
Net increase in net assets resulting from operations........................................  $37,981,051
                                                                                              -----------
                                                                                              -----------

    The accompanying notes are an integral part of the financial statements.

                                       F8

                      GT GLOBAL LATIN AMERICA GROWTH FUND

                       STATEMENT OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------

                                                                              YEAR ENDED     YEAR ENDED
                                                                              OCTOBER 31,    OCTOBER 31,
                                                                                 1997           1996
                                                                             -------------  -------------
Decrease in net assets
Operations:
  Net investment income....................................................  $   1,116,958  $     878,406
  Net realized gain (loss) on investments and foreign currency
   transactions............................................................     84,545,615     (4,964,724)
  Net change in unrealized appreciation on translation of assets and
   liabilities in foreign currencies.......................................         25,640        608,089
  Net change in unrealized appreciation (depreciation) of investments......    (47,707,162)    63,484,288
                                                                             -------------  -------------
    Net increase in net assets resulting from operations...................     37,981,051     60,006,059
                                                                             -------------  -------------
Class A:
Distributions to shareholders: (Note 1)
  From net investment income...............................................             --       (842,524)
  In excess of net investment income.......................................             --       (381,092)
Class B:
Distributions to shareholders: (Note 1)
  From net investment income...............................................             --        (93,201)
  In excess of net investment income.......................................             --        (42,157)
Advisor Class:
Distributions to shareholders: (Note 1)
  From net investment income...............................................             --         (4,285)
  In excess of net investment income.......................................             --         (1,938)
                                                                             -------------  -------------
    Total distributions....................................................             --     (1,365,197)
                                                                             -------------  -------------
Capital share transactions: (Note 4)
  Increase from capital shares sold and reinvested.........................  1,267,100,757  1,551,794,195
  Decrease from capital shares repurchased.................................  (1,327,093,718) (1,612,200,649)
                                                                             -------------  -------------
    Net decrease from capital share transactions...........................    (59,992,961)   (60,406,454)
                                                                             -------------  -------------
Total decrease in net assets...............................................    (22,011,910)    (1,765,592)
Net assets:
  Beginning of year........................................................    315,591,972    317,357,564
                                                                             -------------  -------------
  End of year *............................................................  $ 293,580,062  $ 315,591,972
                                                                             -------------  -------------
                                                                             -------------  -------------
 * Includes undistributed net investment income of.........................  $     219,672             --
                                                                             -------------  -------------
                                                                             -------------  -------------

    The accompanying notes are an integral part of the financial statements.

                                       F9

                      GT GLOBAL LATIN AMERICA GROWTH FUND

                              FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------
Contained below is per share operating performance data for a share outstanding throughout each period, total investment return, ratios and supplemental data. This information has been derived from information provided in the financial statements.


                                                                   CLASS A+
                                          ----------------------------------------------------------
                                                            YEAR ENDED OCTOBER 31,
                                          ----------------------------------------------------------
                                           1997 (A)    1996 (A)    1995 (A)    1994 (A)    1993 (A)
                                          ----------  ----------  ----------  ----------  ----------
Per Share Operating Performance:
Net asset value, beginning of period....  $   17.95   $   15.38   $   26.11   $   19.78   $   15.59
                                          ----------  ----------  ----------  ----------  ----------
Income from investment operations:
  Net investment income (loss)..........       0.11        0.09        0.15       (0.08)       0.18*
  Net realized and unrealized gain
   (loss) on investments................       1.44        2.59       (9.28)       6.75        5.21
                                          ----------  ----------  ----------  ----------  ----------
    Net increase (decrease) from
     investment operations..............       1.55        2.68       (9.13)       6.67        5.39
                                          ----------  ----------  ----------  ----------  ----------
Distributions to shareholders:
  From net investment income............         --       (0.08)         --       (0.19)      (0.12)
  From net realized gain on
   investments..........................         --          --       (1.60)      (0.15)      (1.08)
  In excess of net investment income....         --       (0.03)         --          --          --
                                          ----------  ----------  ----------  ----------  ----------
    Total distributions.................         --       (0.11)      (1.60)      (0.34)      (1.20)
                                          ----------  ----------  ----------  ----------  ----------
Net asset value, end of period..........  $   19.50   $   17.95   $   15.38   $   26.11   $   19.78
                                          ----------  ----------  ----------  ----------  ----------
                                          ----------  ----------  ----------  ----------  ----------

Total investment return (d).............       8.52%      17.52%     (37.16)%     34.10%       37.1%
Ratios and supplemental data:
Net assets, end of period (in 000's)....  $ 159,496   $ 177,373   $ 182,462   $ 336,960   $ 129,280
Ratio of net investment income (loss) to
 average net assets.....................       0.52%       0.46%       0.86%      (0.29)%       1.3%*
Ratio of expenses to average net assets:
  With expense reductions (Notes 1 &
   6)...................................       1.96%       2.03%       2.11%       2.04%        2.4%*
  Without expense reductions............       2.06%       2.10%       2.12%        N/A         N/A
Portfolio turnover rate++++.............        130%        101%        125%        155%        112%
Average commission rate per share paid
 on portfolio transactions++++..........  $  0.0007   $  0.0005         N/A         N/A         N/A

----------------

  + All capital shares issued and outstanding as of March 31, 1993 were reclassified as Class A shares.
 ++  Commencing April 1, 1993, the Fund began offering Class B shares.
+++ Commencing June 1, 1995, the Fund began offering Advisor Class shares. ++++ Portfolio turnover rate and average commission rate are calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
  * Includes reimbursement by Chancellor LGT Asset Management, Inc. of Fund operating expenses of $0.02 for the year ended October 31, 1993. Without such reimbursements, the expense ratio would have been 2.49% and the ratio of net investment income to average net assets would have been 1.25% for the year ended October 31, 1993.
 (a) These selected per share data were calculated based upon average shares outstanding during the period.
 (b) Not annualized.
 (c) Annualized.
 (d) Total investment return does not include sales charges.
N/A  Not Applicable.

    The accompanying notes are an integral part of the financial statements.

                                      F10

                      GT GLOBAL LATIN AMERICA GROWTH FUND

--------------------------------------------------------------------------------
Contained below is per share operating performance data for a share outstanding throughout each period, total investment return, ratios and supplemental data. This information has been derived from information provided in the financial statements.

                                                                    CLASS B++
                                          -------------------------------------------------------------
                                                                                          APRIL 1, 1993
                                                      YEAR ENDED OCTOBER 31,                   TO
                                          ----------------------------------------------   OCTOBER 31,
                                           1997 (A)    1996 (A)    1995 (A)    1994 (A)     1993 (A)
                                          ----------  ----------  ----------  ----------  -------------
Per Share Operating Performance:
Net asset value, beginning of period....  $   17.78   $   15.21   $   25.94   $   19.75     $ 16.26
                                          ----------  ----------  ----------  ----------  -------------
Income from investment operations:
  Net investment income (loss)..........       0.01       (0.00)       0.06       (0.22)      (0.07)
  Net realized and unrealized gain
   (loss) on investments................       1.44        2.59       (9.19)       6.74        3.56
                                          ----------  ----------  ----------  ----------  -------------
    Net increase (decrease) from
     investment operations..............       1.45        2.59       (9.13)       6.52        3.49
                                          ----------  ----------  ----------  ----------  -------------
Distributions to shareholders:
  From net investment income............         --       (0.01)         --       (0.18)         --
  From net realized gain on
   investments..........................         --          --       (1.60)      (0.15)         --
  In excess of net investment income....         --       (0.01)         --          --          --
                                          ----------  ----------  ----------  ----------  -------------
    Total distributions.................         --       (0.02)      (1.60)      (0.33)         --
                                          ----------  ----------  ----------  ----------  -------------
Net asset value, end of period..........  $   19.23   $   17.78   $   15.21   $   25.94     $ 19.75
                                          ----------  ----------  ----------  ----------  -------------
                                          ----------  ----------  ----------  ----------  -------------

Total investment return (d).............       8.04%      17.02%     (37.42)%     33.33%       21.5% (b)
Ratios and supplemental data:
Net assets, end of period (in 000's)....  $ 133,448   $ 137,400   $ 134,527   $ 211,673     $13,576
Ratio of net investment income (loss) to
 average net assets.....................       0.02%      (0.04)%      0.36%      (0.79)%      (0.7)% (c)
Ratio of expenses to average net assets:
  With expense reductions (Notes 1 &
   6)...................................       2.46%       2.53%       2.61%       2.54%        2.9% (c)
  Without expense reductions............       2.56%       2.60%       2.62%        N/A         N/A
Portfolio turnover rate++++.............        130%        101%        125%        155%        112%
Average commission rate per share paid
 on portfolio transactions++++..........  $  0.0007   $  0.0005         N/A         N/A         N/A

                                                   ADVISOR CLASS+++
                                          -----------------------------------

                                               YEAR ENDED        JUNE 1, 1995
                                               OCTOBER 31,            TO
                                          ---------------------  OCTOBER 31,
                                          1997 (A)    1996 (A)       1995
                                          --------   ----------  ------------
Per Share Operating Performance:
Net asset value, beginning of period....  $ 17.94    $   15.40    $   15.95
                                          --------   ----------  ------------
Income from investment operations:
  Net investment income (loss)..........     0.19         0.17         0.09
  Net realized and unrealized gain
   (loss) on investments................     1.44         2.58        (0.64)
                                          --------   ----------  ------------
    Net increase (decrease) from
     investment operations..............     1.63         2.75        (0.55)
                                          --------   ----------  ------------
Distributions to shareholders:
  From net investment income............       --        (0.14)          --
  From net realized gain on
   investments..........................       --           --           --
  In excess of net investment income....       --        (0.07)          --
                                          --------   ----------  ------------
    Total distributions.................       --        (0.21)          --
                                          --------   ----------  ------------
Net asset value, end of period..........  $ 19.57    $   17.94    $   15.40
                                          --------   ----------  ------------
                                          --------   ----------  ------------
Total investment return (d).............     8.91%       18.16%       (3.45)%(b)
Ratios and supplemental data:
Net assets, end of period (in 000's)....  $   636    $     818    $     369
Ratio of net investment income (loss) to
 average net assets.....................     1.02%        0.96%        1.36 %(c)
Ratio of expenses to average net assets:
  With expense reductions (Notes 1 &
   6)...................................     1.46%        1.53%        1.61 %(c)
  Without expense reductions............     1.56%        1.60%        1.62 %(c)
Portfolio turnover rate++++.............      130%         101%         125 %
Average commission rate per share paid
 on portfolio transactions++++..........  $0.0007    $  0.0005          N/A

----------------

  + All capital shares issued and outstanding as of March 31, 1993 were reclassified as Class A shares.
 ++  Commencing April 1, 1993, the Fund began offering Class B shares.
+++ Commencing June 1, 1995, the Fund began offering Advisor Class shares. ++++ Portfolio turnover rate and average commission rate are calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
  * Includes reimbursement by Chancellor LGT Asset Management, Inc. of Fund operating expenses of $0.02 for the year ended October 31, 1993. Without such reimbursements, the expense ratio would have been 2.49% and the ratio of net investment income to average net assets would have been 1.25% for the year ended October 31, 1993.
 (a) These selected per share data were calculated based upon average shares outstanding during the period.
 (b) Not annualized.
 (c) Annualized.
 (d) Total investment return does not include sales charges.
N/A  Not Applicable.

    The accompanying notes are an integral part of the financial statements.

                                      F11

                      GT GLOBAL LATIN AMERICA GROWTH FUND

                                    NOTES TO
                              FINANCIAL STATEMENTS
                                October 31, 1997

--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES
GT Global Latin America Growth Fund ("Fund") is a separate series of G.T. Investment Funds, Inc. ("Company"). The Company is organized as a Maryland corporation and is registered under the Investment Company Act of 1940, as amended ("1940 Act"), as a non-diversified, open-end management investment company. The Company has thirteen series of shares in operation, each series corresponding to a distinct portfolio of investments.

The Fund offers Class A, Class B, and Advisor Class shares, each of which has equal rights as to assets and voting privileges. Class A and Class B each has exclusive voting rights with respect to its distribution plan. Investment income, realized and unrealized capital gains and losses, and the common expenses of the Fund are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its respective service and distribution expenses, and may differ in its transfer agent, registration, and certain other class-specific fees and expenses.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies in conformity with generally accepted accounting principles consistently followed by the Funds in the preparation of the financial statements.

(A) PORTFOLIO VALUATION
The Fund calculates the net asset value of and completes orders to purchase, exchange or repurchase Fund shares on each business day, with the exception of those days on which the New York Stock Exchange is closed.

Equity securities are valued at the last sale price on the exchange on which such securities are traded, or on the principal over-the-counter market on which such securities are traded, as of the close of business on the day the securities are being valued, or, lacking any sales, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange determined by Chancellor LGT Asset Management, Inc. ("the Manager") to be the primary market.

Fixed income investments are valued at the mean of representative quoted bid and ask prices for such investments or, if such prices are not available, at prices for investments of comparative maturity, quality and type; however, when the Manager deems it appropriate, prices obtained for the day of valuation from a bond pricing service will be used. Short-term investments with maturity of 60 days or less are valued at amortized cost adjusted for foreign exchange translation and market fluctuation, if any.

Investments for which market quotations are not readily available (including restricted securities which are subject to limitations on their sale) are valued at fair value as determined in good faith by or under the direction of the Company's Board of Directors.

Portfolio securities which are primarily traded on foreign exchanges are generally valued at the preceding closing values of such securities on their respective exchanges, and those values are then translated into U.S. dollars at the current exchange rates, except that when an occurrence subsequent to the time a value was so established is likely to have materially changed such value, then the fair value of those securities will be determined by consideration of other factors by or under the direction of the Company's Board of Directors.

(B) FOREIGN CURRENCY TRANSLATION
The accounting records are maintained in U.S. dollars. The market values of foreign securities, currency holdings, and other assets and liabilities are recorded in the books and records of the Fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, forward foreign currency contracts, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the differences between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at year end, resulting from changes in exchange rates.

(C) REPURCHASE AGREEMENTS
With respect to repurchase agreements entered into by the Fund, it is the Fund's policy to always receive, as collateral, United States government securities or other high quality debt securities of which the value, including accrued interest, is at least equal to the amount to be repaid to the Fund under each agreement at its maturity.

(D) FORWARD FOREIGN CURRENCY CONTRACTS
A forward foreign currency contract ("Forward Contract") is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of the Forward Contract

                                      F12

                      GT GLOBAL LATIN AMERICA GROWTH FUND

fluctuates with changes in currency exchange rates. The Forward Contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the Forward Contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. Forward Contracts involve market risk in excess of the amount shown in the Fund's "Statement of Assets and Liabilities." The Fund could be exposed to risk if a counterparty is unable to meet the terms of the contract or if the value of the currency changes unfavorably. The Fund may enter into Forward Contracts in connection with planned purchases or sales of securities, or to hedge against adverse fluctuations in exchange rates between currencies.

(E) OPTION ACCOUNTING PRINCIPLES
When the Fund writes a call or put option, an amount equal to the premium received is included in the Fund's "Statement of Assets and Liabilities" as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option. The current market value of an option listed on a traded exchange is valued at its last bid price, or, in the case of an over-the-counter option, is valued at the average of the last bid prices obtained from brokers. If an option expires on its stipulated expiration date or if the Fund enters into a closing purchase transaction, a gain or loss is realized without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written call option is exercised, a gain or loss is realized from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. If a written put option is exercised, the cost of the underlying security purchased would be decreased by the premium originally received. The Fund can write options only on a covered basis, which, for a call, requires that the fund hold the underlying securities and, for a put, requires the Fund to maintain in a segregated account cash, U.S. government securities, or other liquid securities in an amount not less than the exercise price or otherwise provide adequate cover at all times while the put option is outstanding. The Fund may use options to manage its exposure to the stock or bond market and to fluctuations in currency values or interest rates.

The premium paid by the Fund for the purchase of a call or put option is included in the Fund's "Statement of Assets and Liabilities" as an investment and subsequently "marked-to-market" to reflect the current market value of the option. If an option which the Fund has purchased expires on the stipulated expiration date, the Fund realizes a loss in the amount of the cost of the option. If the Fund enters into a closing sale transaction, the Fund realizes a gain or loss, depending on whether proceeds from the closing sale transaction are greater or less than the cost of the option. If the Fund exercises a call option, the cost of the securities acquired by exercising the call is increased by the premium paid to buy the call. If the Fund exercises a put option, it realizes a gain or loss from the sale of the underlying security, and the proceeds from such sale are decreased by the premium originally paid.

The risk associated with purchasing options is limited to the premium originally paid. The risk in writing a call option is that the Fund may forego the opportunity of profit if the market value of the underlying security or index increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market value of the underlying security or index decreases and the option is exercised. In addition, there is the risk the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(F) FUTURES CONTRACTS
A futures contract is an agreement between two parties to buy and sell a security at a set price on a future date. Upon entering into such a contract the Fund is required to pledge to the broker an amount of cash or securities equal to the minimum "initial margin" requirements of the exchange on which the contract is traded. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as "variation margin" and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The potential risk to the Fund is that the change in value of the underlying securities may not correlate to the change in value of the contracts. The Fund may use futures contracts to manage its exposure to the stock or bond market and to fluctuations in currency values or interest rates. At October 31, 1997, the fund had no open futures contracts.

(G) SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME
Security transactions are accounted for on the trade date (date the order to buy or sell is executed). The cost of securities sold is determined on a first-in, first-out basis, unless otherwise specified. Interest income is recorded on the accrual basis. Where a high level of uncertainty exists as to its collection, income is recorded net of all withholding tax with any rebate recorded when received. The Fund may trade securities on other than normal settlement terms. This may increase the risk if the other party to the transaction fails to deliver and causes the Fund to subsequently invest at less advantageous prices.

(H) TAXES
It is the policy of the Fund to meet the requirements for qualification as a "regulated investment company" under the Internal Revenue Code of 1986, as amended ("Code"). It is also the intention of the Fund to make distributions sufficient to avoid imposition of any excise tax under Section 4982 of the Code. Therefore, no provision has been made for Federal taxes on income, capital gains, or unrealized appreciation of securities held, and excise tax on income and capital gains. The Fund currently has a capital loss carryforward of $14,939,326, of which $8,211,999 expires in 2003 and $6,727,327 expires in 2004.

(I) DISTRIBUTIONS TO SHAREHOLDERS
Distributions to shareholders are recorded by the Fund on the ex-date. Income and capital gain distributions are determined in

                                      F13

                      GT GLOBAL LATIN AMERICA GROWTH FUND

accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund and timing differences.

(J) FOREIGN SECURITIES
There are certain additional considerations and risks associated with investing in foreign securities and currency transactions that are not inherent in investments of domestic origin. The Fund's investments in emerging market countries may involve greater risks than investments in more developed markets and the prices of such investments may be volatile. These risks of investing in foreign and emerging markets may include foreign currency exchange rate fluctuations, perceived credit risk, adverse political and economic developments and possible adverse foreign government intervention.

(K) INDEXED SECURITIES
The Fund may invest in indexed securities whose value is linked either directly or indirectly to changes in foreign currencies, interest rates, equities, indices, or other reference instruments. Indexed securities may be more volatile than the reference instrument itself, but any loss is limited to the amount of the original investment.

(L) RESTRICTED SECURITIES
The Fund is permitted to invest in privately placed restricted securities. These securities may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult.

(M) PORTFOLIO SECURITIES LOANED
At October 31, 1997, stocks with an aggregate value of approximately $32,165,965 were on loan to brokers. The loans were secured by cash collateral of $34,658,600. For international securities, cash collateral is received by the Fund against loaned securities in an amount at least equal to 105% of the market value of the loaned securities at the inception of each loan. This collateral must be maintained at not less than 103% of the market value of the loaned securities during the period of the loan. For domestic securities, cash collateral is received by the Fund against loaned securities in an amount at least equal to 102% of the market value of the loaned securities at the inception of each loan. This collateral must be maintained at not less than 100% of the market value of the loaned securities during the period of the loan. For the year ended October 31, 1997, the Fund received $315,802 of income from securities lending which was used to reduce custodian and administrative expenses.

(N) LINE OF CREDIT
The Fund, along with certain other funds ("GT Funds") advised or administered by the Manager, has a line of credit with each of BankBoston and State Street Bank & Trust Company. The arrangements with the banks allow the Fund and the GT Funds to borrow an aggregate maximum amount of $200,000,000. The Fund is limited to borrowing up to 33 1/3% of the value of each Fund's total assets. On October 31, 1997, the Fund had $3,238,000 in loans outstanding.

For the year ended October 31, 1997, the weighted average outstanding daily balance of bank loans (based on the number of days the loans were outstanding) for the Fund was $7,810,915, with a weighted average interest rate of 6.37%. Interest expense for the Fund for the year ended October 31, 1997 was $98,132, included in "Other Expenses" on the Statement of Operations.

2. RELATED PARTIES
Chancellor LGT Asset Management, Inc. is the Funds Portfolios' investment manager and administrator. The Fund pays investment management and administration fees to the Manager at the annualized rate of 0.975% of the first $500 million of average daily net assets of the Fund; 0.95% of the next $500 million; 0.925% of the next $500 million and 0.90% on amounts thereafter. These fees are computed daily and paid monthly.

GT Global Inc. ("GT Global"), an affiliate of the Manager, is the Fund's distributor. The Fund offers Class A, Class B and Advisor Class shares for purchase.

Class A shares are subject to initial sales charges imposed at the time of purchase, in accordance with the schedule included in the Fund's current prospectus. GT Global collects the sales charges imposed on sales of Class A shares, and reallows a portion of such charges to dealers through which the sales are made. For the period ended October 31, 1997, GT Global retained $50,871 of such sales charges. Purchases of Class A shares exceeding $500,000 may be subject to a contingent deferred sales charge ("CDSC") upon redemption, in accordance with the Fund's current prospectus. GT Global collected CDSCs in the amount of $282 for the year ended October 31, 1997. GT Global also makes ongoing shareholder servicing and trail commission payments to dealers whose clients hold Class A shares.

Class B shares are not subject to initial sales charges. When Class B shares are sold, GT Global from its own resources pays commissions to dealers through which the sales are made. Certain redemptions of Class B shares made within six years of purchase are subject to CDSCs, in accordance with the Fund's current prospectus. For the year ended October 31, 1997, GT Global collected CDSCs in the amount of $923,487. In addition, GT Global makes ongoing shareholder servicing and trail commission payments to dealers whose clients hold Class B shares.

Pursuant to Rule 12b-1 under the 1940 Act, the Company's Board of Directors has adopted separate distribution plans with respect to the Fund's Class A shares ("Class A Plan") and Class B shares ("Class B Plan"), pursuant to which the Fund reimburses GT Global for a portion of its shareholder servicing and distribution expenses. Under the Class A Plan, the Fund may pay GT Global a service fee at the annualized rate of up to 0.25% of the average daily net assets of the Fund's Class A shares for GT Global's expenditures incurred in servicing and maintaining shareholder accounts, and may pay GT Global a distribution fee at the annualized rate of up to 0.50% of the average daily net assets of the Fund's Class A shares, less any amounts paid by the Fund as the aforementioned service fee, for GT Global's expenditures incurred in providing services as distributor.

                                      F14

                      GT GLOBAL LATIN AMERICA GROWTH FUND

All expenses for which GT Global is reimbursed under the Class A Plan will have been incurred within one year of such reimbursement.

Pursuant to the Fund's Class B Plan, the Fund may pay GT Global a service fee at the annualized rate of up to 0.25% of the average daily net assets of the Fund's Class B shares for GT Global's expenditures incurred in servicing and maintaining shareholder accounts, and may pay GT Global a distribution fee at the annualized rate of up to 0.75% of the average daily net assets of the Fund's Class B Shares for GT Global's expenditures incurred in providing services as distributor. Expenses incurred under the Class B Plan in excess of 1.00% annually may be carried forward for reimbursement in subsequent years as long as that Plan continues in effect.

The Manager and GT Global voluntarily have undertaken to limit the Fund's expenses (exclusive of brokerage commissions, taxes, interest, and extraordinary expenses) to the maximum annual rate of 2.40%, 2.90%, and 1.90% of the average net assets of the Fund's Class A, Class B and Advisor Class shares, respectively. If necessary, this limitation will be effected by waivers by the Manager of investment management and administration fees, waivers by GT Global of payments under the Class A Plan and/or Class B Plan and/or reimbursements by the Manager or GT Global of portions of the Fund's other operating expenses.

Effective November 1, 1997, the Manager and GT Global have undertaken to limit each Fund's expenses (exclusive of brokerage commissions, taxes, interest, and extraordinary expenses) to the annual rate of 2.00%, 2.50% and 1.50% of the average daily net assets of the Fund's Class A, Class B and Advisor Class shares, respectively. This undertaking may be changed or eliminated in the future.

GT Global Investor Services, Inc. ("GT Services"), an affiliate of the Manager and GT Global, is the transfer agent of the Fund. For performing shareholder servicing, reporting, and general transfer agent services, GT Services receives an annual maintenance fee of $17.50 per account, a new account fee of $4.00 per account, a per transaction fee of $1.75 for all transactions other than exchanges and a per exchange fee of $2.25. GT Services also is reimbursed by the Fund for its out-of-pocket expenses for such items as postage, forms, telephone charges, stationery and office supplies.

The Manager is the pricing and accounting agent for the Fund. The monthly fee for these services to the manager is a percentage, not to exceed 0.03% annually, of the Fund's average daily net assets. The annual fee rate is derived by applying 0.03% to the first $5 billion of assets of all registered mutual funds advised by the Manager and 0.02% to the assets in excess of $5 billion and allocating the results according to the Funds average daily net assets.

The Company pays each of its Directors who is not an employee, officer or director of the Manager, GT Global or GT Services $5,000 per year plus $300 for each meeting of the board or any committee thereof attended by the Director.

3. PURCHASES AND SALES OF SECURITIES
For the year ended October 31, 1997, purchases and sales of investment securities by the Fund, other than short-term investments, aggregated $439,672,522 and $508,014,202. There were no purchases or sales of U.S. government obligations for the year ended October 31, 1997.

4. CAPITAL SHARES
At October 31, 1997, there were 6,000,000,000 shares of the Company's common stock authorized, at $0.0001 par value. Of this amount, 200,000,000 were classified as shares of the Fund; 400,000,000 were classified as shares of GT Global Government Income Fund; 200,000,000 were classified as shares of GT Global Developing Markets Fund; 200,000,000 were classified as shares of GT Global Health Care Fund; 200,000,000 were classified as shares of GT Global Strategic Income Fund; 200,000,000 were classified as shares of GT Global Currency Fund (inactive); 200,000,000 were classified as shares of GT Global Growth & Income Fund; 200,000,000 were classified as shares of GT Global Small Companies Fund (inactive); 200,000,000 were classified as shares of GT Global Natural Resources Fund; 200,000,000 were classified as shares of GT Global Infrastructure Fund; 400,000,000 were classified as shares of GT Global Telecommunications Fund; 200,000,000 were classified as shares of GT Global Emerging Markets Fund; and 200,000,000 were classified as shares of GT Global Financial Services Fund; 200,000,000 were classified as shares of GT Global High Income Fund; and 200,000,000 were classified as shares of GT Global Consumer Products and Services Fund. The shares of each of the foregoing series of the Company were divided equally into two classes, designated Class A and Class B common stock. With respect to the issuance of Advisor Class shares, 100,000,000 shares were classified as shares of each of the fifteen series of the Company and designated as Advisor Class common stock. 1,100,000,000 shares remain unclassified. Transactions in capital shares of the Fund were as follows:

                                      F15

                      GT GLOBAL LATIN AMERICA GROWTH FUND

                           CAPITAL SHARE TRANSACTIONS

                                                            YEAR ENDED                   YEAR ENDED
                                                         OCTOBER 31,1997              OCTOBER 31, 1996
                                                    --------------------------  ----------------------------
CLASS A                                               SHARES        AMOUNT        SHARES         AMOUNT
--------------------------------------------------  -----------  -------------  -----------  ---------------
Shares sold.......................................   46,171,230  $ 937,785,689   76,364,877  $ 1,304,172,875
Shares issued in connection with reinvestment of
  distributions...................................           --             --       66,851        1,023,814
                                                    -----------  -------------  -----------  ---------------
                                                     46,171,230    937,785,689   76,431,728    1,305,196,689
Shares repurchased................................  (47,874,889)  (980,118,186) (78,414,835)  (1,346,357,898)
                                                    -----------  -------------  -----------  ---------------
Net decrease......................................   (1,703,659) $ (42,332,497)  (1,983,107) $   (41,161,209)
                                                    -----------  -------------  -----------  ---------------
                                                    -----------  -------------  -----------  ---------------


                                                            YEAR ENDED                   YEAR ENDED
                                                         OCTOBER 31, 1997             OCTOBER 31, 1996
                                                    --------------------------  ----------------------------
CLASS B                                               SHARES        AMOUNT        SHARES         AMOUNT
--------------------------------------------------  -----------  -------------  -----------  ---------------
Shares sold.......................................   14,424,170  $ 299,346,687   13,503,991  $   230,324,732
Shares issued in connection with reinvestment of
  distributions...................................           --             --        6,914          105,073
                                                    -----------  -------------  -----------  ---------------
                                                     14,424,170    299,346,687   13,510,905      230,429,805
Shares repurchased................................  (15,210,392)  (316,506,347) (14,627,921)    (250,064,111)
                                                    -----------  -------------  -----------  ---------------
Net decrease......................................     (786,222) $ (17,159,660)  (1,117,016) $   (19,634,306)
                                                    -----------  -------------  -----------  ---------------
                                                    -----------  -------------  -----------  ---------------

                                                            YEAR ENDED                   YEAR ENDED
                                                         OCTOBER 31, 1997             OCTOBER 31, 1996
                                                    --------------------------  ----------------------------
ADVISOR CLASS                                         SHARES        AMOUNT        SHARES         AMOUNT
--------------------------------------------------  -----------  -------------  -----------  ---------------
Shares sold.......................................    1,448,623  $  29,968,381      932,074  $    16,161,478
Shares issued in connection with reinvestment of
  distributions...................................           --             --          408            6,223
                                                    -----------  -------------  -----------  ---------------
                                                      1,448,623     29,968,381      932,482       16,167,701
Shares repurchased................................   (1,461,777)   (30,469,185)    (910,792)     (15,778,640)
                                                    -----------  -------------  -----------  ---------------
Net increase (decrease)...........................      (13,154) $    (500,804)      21,690  $       389,061
                                                    -----------  -------------  -----------  ---------------
                                                    -----------  -------------  -----------  ---------------

5. HOLDINGS OF 5% VOTING SECURITIES OF PORTFOLIO COMPANIES
Investments of 5% or more of an issuer's outstanding voting securities by the Fund are defined in the Investment Company Act of 1940 as an affiliated company. There were no investments in affiliated companies at October 31, 1997.

Transactions during the year with companies that were affiliates are as follows:

                                                                               NET
                                                                             REALIZED
                                                    PURCHASES     SALES        GAIN     DIVIDEND
AFFILIATES                                             COST      PROCEEDS     (LOSS)     INCOME
--------------------------------------------------  ----------  ----------  ----------  --------
Compania Boliviana de Energia Electrica...........  $       --  $9,666,400  $2,805,315  $ 44,960
Sanluis Corporacion, S.A. de C.V..................          --   5,738,935   2,214,183   318,107

6. EXPENSE REDUCTIONS
The Manager has directed certain portfolio trades to brokers who paid a portion of the Fund's expenses. For the year ended October 31, 1997, the Fund's expenses were reduced by $45,431 under these arrangements.

                                      F16

                      GT GLOBAL LATIN AMERICA GROWTH FUND

                                     NOTES

--------------------------------------------------------------------------------

                      GT GLOBAL LATIN AMERICA GROWTH FUND

                                GT GLOBAL FUNDS

  GT GLOBAL OFFERS A BROAD RANGE OF FUNDS TO COMPLEMENT MANY INVESTORS' PORTFOLIOS. FOR MORE INFORMATION AND A PROSPECTUS ON ANY GT GLOBAL FUND, INCLUDING FEES, EXPENSES AND THE RISKS OF GLOBAL AND EMERGING MARKET INVESTING AND THE RISKS OF INVESTING IN RELATED INDUSTRIES, PLEASE CONTACT YOUR FINANCIAL ADVISER OR CALL GT GLOBAL DIRECTLY AT 1-800-824-1580.

GROWTH FUNDS

/ / GLOBALLY DIVERSIFIED FUNDS
GT GLOBAL NEW DIMENSION FUND
Captures global growth opportunities by investing directly in the six GT Global Theme Funds

GT GLOBAL WORLDWIDE GROWTH FUND
Invests around the world, including the U.S.

GT GLOBAL INTERNATIONAL GROWTH FUND
Provides portfolio diversity by investing outside the U.S.

GT GLOBAL EMERGING MARKETS FUND
Gives access to the growth potential of developing economies

GT GLOBAL DEVELOPING MARKETS FUND
Invests in debt and equity securities of developing market issuers

/ / GLOBAL THEME FUNDS

GT GLOBAL CONSUMER PRODUCTS AND
SERVICES FUND
Invests in companies that manufacture, market, retail, or distribute consumer products or services

GT GLOBAL FINANCIAL SERVICES FUND
Focuses on the worldwide opportunities from the demand for financial services and products

GT GLOBAL HEALTH CARE FUND
Invests in the growing health care industries worldwide

GT GLOBAL INFRASTRUCTURE FUND
Seeks companies that build, improve or maintain a country's infrastructure

GT GLOBAL NATURAL RESOURCES FUND
Concentrates on companies that own, explore or develop natural resources

GT GLOBAL TELECOMMUNICATIONS FUND
Invests in companies worldwide that develop, manufacture or sell telecommunications services or equipment

/ / REGIONALLY DIVERSIFIED FUNDS
GT GLOBAL NEW PACIFIC GROWTH FUND
Offers access to the emerging and established markets of the Pacific Rim, excluding Japan

GT GLOBAL EUROPE GROWTH FUND
Focuses on investment opportunities in Europe

GT GLOBAL LATIN AMERICA GROWTH FUND
Invests in the emerging markets of Latin America

/ / SINGLE COUNTRY FUNDS
GT GLOBAL AMERICA SMALL CAP GROWTH FUND
Invests in equity securities of small U.S. companies

GT GLOBAL AMERICA MID CAP GROWTH FUND
Concentrates on medium-sized companies in the U.S.

GT GLOBAL AMERICA VALUE FUND
Concentrates on equity securities of large cap U.S. companies believed to be undervalued

GT GLOBAL JAPAN GROWTH FUND
Provides U.S. investors with direct access to the Japanese market

GROWTH AND INCOME FUNDS
GT GLOBAL GROWTH & INCOME FUND
Invests in blue-chip stocks and government bonds from around the world

FIXED INCOME FUNDS
GT GLOBAL GOVERNMENT INCOME FUND
Earns monthly income from global government securities
GT GLOBAL STRATEGIC INCOME FUND
Allocates its assets among debt securities from the U.S., developed foreign countries and emerging markets

GT GLOBAL HIGH INCOME FUND
Invests in debt securities in emerging markets

GT GLOBAL FLOATING RATE FUND
Invests primarily in senior secured floating rate loans that have the potential to achieve a high level of current income

MONEY MARKET FUND

GT GLOBAL DOLLAR FUND
Invests in high quality, U.S. dollar-denominated money market securities worldwide for stability and preservation of capital

                                     [LOGO]

  NO DEALER, SALES REPRESENTATIVE OR OTHER PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATION NOT CONTAINED IN THIS STATEMENT OF ADDITIONAL INFORMATION AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATION MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY G.T. INVESTMENT FUNDS, INC., GT GLOBAL LATIN AMERICA GROWTH FUND, CHANCELLOR LGT ASSET MANAGEMENT, INC. OR GT GLOBAL, INC. THIS STATEMENT OF ADDITIONAL INFORMATION DOES NOT CONSTITUTE AN OFFER TO SELL OR SOLICITATION OF ANY OFFER TO BUY ANY OF THE SECURITIES OFFERED HEREBY IN ANY JURISDICTION TO ANY PERSON TO WHOM IT IS UNLAWFUL TO MAKE SUCH OFFER IN SUCH JURISDICTION.

                                                                      LATSA703MC